SHARE PURCHASE AGREEMENT


                                       between


                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED


                                         and


                         ALEXANDER STENHOUSE & PARTNERS LTD.


                                _____________________

                                As of October 9, 1987

                                _____________________

                                  TABLE OF CONTENTS
                                  -----------------

             1.   Sale and Purchase of Shares  . . . . . . . . . . . . .  1

                  1.1    Sale of Shares  . . . . . . . . . . . . . . . .  1
                  1.2    Purchase Price  . . . . . . . . . . . . . . . .  1
                  1.3    Delivery of Shares  . . . . . . . . . . . . . .  2
                  1.4    Closing; Closing Date   . . . . . . . . . . . .  2
                  1.5    Purchase Price Adjustments  . . . . . . . . . .  2

             2.   Representations and Warranties of the Seller . . . . .  2

                  2.1    Organization  . . . . . . . . . . . . . . . . .  2
                  2.2    Authority to Execute and Perform Agreements . .  3
                  2.3    Outstanding Share Capital . . . . . . . . . . .  3
                  2.4    Title to Shares . . . . . . . . . . . . . . . .  3
                  2.5    Options or Other Rights . . . . . . . . . . . .  4
                  2.6    Subsidiaries and Other Affiliates . . . . . . .  4
                  2.7    Memorandum and Articles of Association  . . . .  5
                  2.8    Company Financial Statements  . . . . . . . . .  6
                  2.9    SDI Financial Statements  . . . . . . . . . . .  6
                  2.10   Consolidating Statement of Net Worth  . . . . .  7
                  2.11   No Material Adverse Change  . . . . . . . . . .  7
                  2.12   Tax Matters . . . . . . . . . . . . . . . . . .  8
                  2.13   Compliance with Laws  . . . . . . . . . . . . . 15
                  2.14   Consents and Approvals  . . . . . . . . . . . . 16
                  2.15   No Breach . . . . . . . . . . . . . . . . . . . 17
                  2.16   Actions and Proceedings . . . . . . . . . . . . 18
                  2.17   Contracts and Other Agreements  . . . . . . . . 19
                  2.18   Reinsurance . . . . . . . . . . . . . . . . . . 20
                  2.19   Real Estate . . . . . . . . . . . . . . . . . . 22
                  2.20   Tangible Property . . . . . . . . . . . . . . . 22
                  2.21   Intangible Property . . . . . . . . . . . . . . 23
                  2.22   Ownership of Securities . . . . . . . . . . . . 23
                  2.23   Employees . . . . . . . . . . . . . . . . . . . 23
                  2.24   Employee Benefit Plans  . . . . . . . . . . . . 24
                  2.25   Operations of the Companies . . . . . . . . . . 27
                  2.26   Potential Conflicts of Interest . . . . . . . . 30
                  2.27   Deposits and Bonds  . . . . . . . . . . . . . . 31
                  2.28   Regulatory Filings  . . . . . . . . . . . . . . 31
                  2.29   Managing General Agents . . . . . . . . . . . . 32
                  2.30   Banks, Brokers and Powers of Attorney . . . . . 32
                  2.31   Full Disclosure . . . . . . . . . . . . . . . . 33
                  2.32   Qualification of Representations  . . . . . . . 34
                  2.33   Representations and Warranties on the
                           Closing Date  . . . . . . . . . . . . . . . . 34










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                                                                     Page
                                                                     ----


             3.   Representations and Warranties of the Buyer  . . . . . 34

                  3.1    Organization  . . . . . . . . . . . . . . . . . 34
                  3.2    Authority to Execute and Perform Agreements . . 35
                  3.3    Memorandum and Articles of Association  . . . . 35
                  3.4    Reinsurance Affiliates  . . . . . . . . . . . . 35
                  3.5    Consents and Approvals  . . . . . . . . . . . . 36
                  3.6    No Breach . . . . . . . . . . . . . . . . . . . 36
                  3.7    Full Disclosure . . . . . . . . . . . . . . . . 36
                  3.8    Representations and Warranties on the
                           Closing Date  . . . . . . . . . . . . . . . . 37

             4.   Covenants and Agreements . . . . . . . . . . . . . . . 37

                  4.1    Conduct of Business . . . . . . . . . . . . . . 37
                  4.2    Continued Effectiveness of Representations
                           and Warranties of the Seller  . . . . . . . . 37
                  4.3    Corporate Examinations and Investigations . . . 38
                  4.4    Payment of Debts  . . . . . . . . . . . . . . . 39
                  4.5    Certain Approvals . . . . . . . . . . . . . . . 39
                         4.5.1   Actions by the Buyer  . . . . . . . . . 39
                         4.5.2   Actions by the Seller . . . . . . . . . 40
                  4.6    Use of Certain Names by the Seller  . . . . . . 40
                  4.7    Use of Certain Names by the Buyer . . . . . . . 41
                  4.8    Expenses  . . . . . . . . . . . . . . . . . . . 41
                  4.9    Sale of Sphere Drake (Underwriting) Limited . . 42
                  4.10   Sale of Halford, Shead (Holdings) Limited . . . 42
                  4.11   Sale of Sphere Drake Underwriting
                           (Australia), Limited  . . . . . . . . . . . . 42
                  4.12   Disposition of Certain Subsidiaries . . . . . . 43
                  4.13   Administration of Certain Underwriting Pools  . 43
                  4.14   Properties  . . . . . . . . . . . . . . . . . . 43
                  4.15   Data Processing Services  . . . . . . . . . . . 43
                  4.16   Resignations of Directors . . . . . . . . . . . 44
                  4.17   Sentry Account  . . . . . . . . . . . . . . . . 44
                  4.18   Imperio Account . . . . . . . . . . . . . . . . 44
                  4.19   Statements Concerning Relationship  . . . . . . 45
                  4.20   FET Refunds . . . . . . . . . . . . . . . . . . 45
                  4.21   Tax Indemnity . . . . . . . . . . . . . . . . . 46
                  4.22   Guaranty  . . . . . . . . . . . . . . . . . . . 46
                  4.23   Indemnification . . . . . . . . . . . . . . . . 47
                  4.24   Pension Trustee . . . . . . . . . . . . . . . . 47
                  4.25   Further Assurances  . . . . . . . . . . . . . . 47

             5.   Conditions Precedent to the Obligation
                    of the Buyer to Close  . . . . . . . . . . . . . . . 47

                  5.1    Representations and Covenants . . . . . . . . . 47

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                                                                     ----


                  5.2    Third Party Consents  . . . . . . . . . . . . . 48
                  5.3    Buyer's Consents  . . . . . . . . . . . . . . . 48
                  5.4    Opinions of Counsel to the Seller . . . . . . . 48
                  5.5    Litigation  . . . . . . . . . . . . . . . . . . 49
                  5.6    Delivery of Share Certificates  . . . . . . . . 49

             6.   Conditions Precedent to the Obligation of
                    the Seller to Close  . . . . . . . . . . . . . . . . 49

                  6.1    Representations and Covenants . . . . . . . . . 49
                  6.2    Buyer's Consents  . . . . . . . . . . . . . . . 50
                  6.3    Opinions of Counsel to the Buyer  . . . . . . . 50
                  6.4    Litigation  . . . . . . . . . . . . . . . . . . 50

             7.   Purchase Price Adjustments on Account of
                    Reinsurance Recoverables and Loss Reserves . . . . . 50

                  7.1    Purchase Price Adjustments  . . . . . . . . . . 50
                  7.2    Adjustment Account  . . . . . . . . . . . . . . 51
                  7.3    Determination of Reinsurance Recoverables
                           Increase Amount . . . . . . . . . . . . . . . 54
                  7.4    Cash Adjustments Following Certain Events . . . 54
                  7.5    Limitation on Liability . . . . . . . . . . . . 55
                  7.6    Current Status of Recoverables  . . . . . . . . 55
                  7.7    Preparation of Adjustment Schedules . . . . . . 56
                  7.8    Settlements . . . . . . . . . . . . . . . . . . 58
                  7.9    Collection of Reinsurance Recoverables  . . . . 59
                  7.10   No Commutation of Recoverables, Etc . . . . . . 61
                  7.11   Accounts of SDI, Etc  . . . . . . . . . . . . . 61
                  7.12   Other Indemnities . . . . . . . . . . . . . . . 62
                  7.13   Right of Inspection . . . . . . . . . . . . . . 62
                  7.14   Certain Definitions . . . . . . . . . . . . . . 64

             8.   Net Tax Benefit Adjustment . . . . . . . . . . . . . . 74

                  8.1    Certain Memorandum Accounts . . . . . . . . . . 74
                  8.2    Notional Tax Computations . . . . . . . . . . . 77
                         8.2.1   Notional Account Adjustments  . . . . . 77
                         8.2.2   Baseline Corporation Tax, Etc . . . . . 80
                         8.2.3   Determination of Benefits . . . . . . . 81
                         8.2.4   Dates for Adjustment  . . . . . . . . . 83
                         8.2.5   Settlement of Tax Benefits  . . . . . . 83
                         8.2.6   Principles Applied in Making
                                   Computations  . . . . . . . . . . . . 84
                  8.3    Claims Handling . . . . . . . . . . . . . . . . 85
                  8.4    Preparation of Tax Adjustment Schedules . . . . 86
                  8.5    Settlements . . . . . . . . . . . . . . . . . . 87
                  8.6    Certain Defined Terms . . . . . . . . . . . . . 88

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                                                                     Page
                                                                     ----


             9.   Survival of Representations and Warranties
                    of the Parties . . . . . . . . . . . . . . . . . . . 91

             10.  Indemnification and Reimbursement  . . . . . . . . . . 92

                  10.1   Obligation of the Seller to Indemnify and
                           Reimburse for Undisclosed Liabilities,
                           Misrepresentations, Etc . . . . . . . . . . . 92
                  10.2   Obligation of the Buyer to Indemnify and
                           Reimburse for Misrepresentations, Etc . . . . 93
                  10.3   Indemnification and Reimbursement Arising
                           Out of the Fraud, Deception, Misconduct
                           and Irregular Practices of the Management
                           of Alexander Howden Underwriting Ltd., Etc  . 94
                  10.4   Indemnification and Reimbursement Arising
                           Out of S.I.R. Substituted Stop Loss
                           Reinsurance . . . . . . . . . . . . . . . . . 99
                  10.5   Indemnification and Reimbursement Arising
                           Out of the Orion Litigation . . . . . . . . .100
                  10.6   Indemnification and Reimbursement Arising
                           out of Certain Matters  . . . . . . . . . . .101
                  10.7   Indemnification of Brokerage  . . . . . . . . .102
                  10.8   Atlanta Policies  . . . . . . . . . . . . . . .103
                  10.9   Guaranty of Insurance and Reinsurance
                           Recoveries  . . . . . . . . . . . . . . . . .106
                  10.10  Notice and Opportunity to Defend  . . . . . . .107

                         10.10.1  Notice of Asserted Liability . . . . .107
                         10.10.2  Opportunity to Defend  . . . . . . . .108

                  10.11  Indemnification to Cover Directors, Etc . . . .109
                  10.12  Cooperation . . . . . . . . . . . . . . . . . .111
                  10.13  Subrogation . . . . . . . . . . . . . . . . . .111
                  10.14  Insurance . . . . . . . . . . . . . . . . . . .111
                  10.15  No Indemnification or Reimbursement
                           for Management Time . . . . . . . . . . . . .112
                  10.16  Indemnification Payments  . . . . . . . . . . .112
                  10.17  Settlement Prior to Closing Date  . . . . . . .112

             11.  Termination of Agreement . . . . . . . . . . . . . . .113
                  11.1   Termination . . . . . . . . . . . . . . . . . .113
                  11.2   Survival  . . . . . . . . . . . . . . . . . . .114

             12.  Miscellaneous  . . . . . . . . . . . . . . . . . . . .115
                  12.1   Certain Definitions . . . . . . . . . . . . . .115
                  12.2   Overdue Amounts . . . . . . . . . . . . . . . .119
                  12.3   Consent to Jurisdiction and Service of
                           Process . . . . . . . . . . . . . . . . . . .119

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                                                                     ----


                  12.4   Publicity . . . . . . . . . . . . . . . . . . .120
                  12.5   Suspensory Clause . . . . . . . . . . . . . . .121
                  12.6   Notices . . . . . . . . . . . . . . . . . . . .121
                  12.7   Entire Agreement  . . . . . . . . . . . . . . .123
                  12.8   Waivers and Amendments; Non-Contractual
                           Remedies; Preservation of Remedies  . . . . .123
                  12.9   Governing Law . . . . . . . . . . . . . . . . .124
                  12.10  Payments and Currency . . . . . . . . . . . . .124
                  12.11  Binding Effect; Assignment  . . . . . . . . . .125
                  12.12  Variations in Pronouns  . . . . . . . . . . . .125
                  12.13  Counterparts  . . . . . . . . . . . . . . . . .125
                  12.14  Exhibits and Schedules  . . . . . . . . . . . .125
                  12.15  Headings  . . . . . . . . . . . . . . . . . . .125


             SCHEDULES:

                  2.6    - Subsidiaries and Other Affiliates
                  2.9    - SDF Financial Statements
                  2.11   - Material Adverse Changes
                  2.12   - Tax Matters
                  2.13   - Compliance with Laws
                  2.14   - Seller's Consents
                  2.15   - No Breach
                  2.16   - Actions and Proceedings
                  2.17   - Contracts and Other Agreements
                  2.18   - Reinsurance
                  2.19   - Real Estate
                  2.23   - Employees
                  2.24   - Employee Benefit Plans
                  2.25   - Operations of the Companies
                  2.26   - Potential Conflicts of Interest
                  2.27   - Deposits and Bonds
                  2.28   - Regulatory Filings
                  2.29   - Managing General Agents
                  2.30   - Banks, Brokers and Powers of Attorney
                  3.4    - Reinsurance Affiliates
                  3.5    - Buyer's Consents
                  4.16   - Resignations of Directors
                  7.6    - Current Status of Recoverables
                  7.10   - Reinsurance Recoverables
                  10.3-A - The Howden Affair
                  10.3-B - The Howden Affair (Background)
                  10.3-C - The Hart Affair
                  10.3-D - The PCW Affair
                  10.3-E - PCW Contracts List
                  10.3-F - PCW Corporations List
                  10.3-G - PCW Syndicates
                  10.3-H - Errors and Omissions Policies

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                                                                     Page
                                                                     ----




             EXHIBITS:

             A    -  Form of Halford, Shead Agreement (4.10)

             B-1  -  Form of Agreement with respect to the disposition of
                     Alexander Agency Administration Limited (4.12)

             B-2 - Form of Agreement with respect to the disposition of Solar Underwriting Agencies Limited (4.12)

             C    -  Form of Administration Agreement (4.13)

             D-1  -  Form of Agreement with respect to the Ringstead
                     House Property (4.14)

             D-2  -  Form of Agreement with respect to the Park Row Leeds
                     Property #31 and #32 (4.14)

             E    -  Form of Data Processing Agreement (4.15)

             F    -  Form of Tax Indemnity Deed (4.21)

             G    -  Form of Guaranty Agreement (4.22)

             H    -  Form of Indemnification Agreement (4.23)

             I    -  [Deleted]

             J    -  Form of Pension Deed (4.24)

             K-1  -  Form of Opinion of Debevoise & Plimpton (5.4)

             K-2  -  Form of Opinion of Slaughter and May (5.4)

             K-3  -  Form of Opinion of Maclay, Murray & Spens (5.4)

             L    -  Form of Opinion of Clyde & Co. (6.3)

             M    -  Form of Reinsurance Recoverable Schedule (7.7)

             N    -  Form of Reserve Adjustment Schedule (7.7)

             O    -  Form of Tax Adjustment Schedule (8.4)

             P    -  Form of Insurance Guaranty Agreement (10.8)

             Q    -  Form of Investor Letter (11.1)

             R    -  Form of Stock Subscription Agreement (11.1)

                               SHARE PURCHASE AGREEMENT
                               ------------------------


             SHARE PURCHASE AGREEMENT dated as of October 9, 1987 (here-in, as amended or supplemented from time to time as per-mitted hereby, this "Agreement"), between SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, an English company whose regis-tered office is situate at 30 Mincing Lane, London EC3R 7BR England, registered in England with number 2136565 (the "Buyer"), and ALEXANDER STENHOUSE & PARTNERS LTD., a Scot-tish company whose registered office is situate at 145 St. Vincent Street, Glasgow, Scotland, registered in Scotland with number SC23477 (the "Seller").

             The Seller owns all of the issued share capital of SPHERE DRAKE INSURANCE GROUP Public Limited Company, an English company whose registered office is situate at 52/54 Leadenhall Street, London EC3A 2B9J England, registered in England with number 1868708 (the "Company"). The Seller wishes to sell to the Buyer all of the issued share capital of the Company (collectively, the "Shares"), and the Buyer wishes to purchase all of the Shares, upon the terms and subject to the conditions of this Agreement.

             Accordingly, the parties agree as follows:

             1.   Sale and Purchase of Shares
                  ---------------------------

                  1.1   Sale of Shares
                        --------------

                        At the closing provided for in Section 1.4 (the "Closing"), subject to the terms and conditions of this Agreement, the Seller shall sell the Shares to the Buyer, and the Buyer shall purchase the Shares, for the purchase price provided in
                        Section 1.2.

                  1.2   Purchase Price
                        --------------

                        Subject to adjustment as provided in Section 1.5, the aggregate purchase price for the Shares (the "Purchase Price") shall be B.P.17,651,934, payable at the Closing in same day funds to such account at a bank in London, England as the Seller sets forth in a notice to be delivered to the Buyer at least one Business Day prior to the Closing.

                  1.3   Delivery of Shares
                        ------------------

                        At the Closing, the Seller shall deliver to the Buyer share certificates representing all of the Shares, accompanied by unstamped share transfer forms in favour of the Buyer or its nominee.

                  1.4   Closing; Closing Date
                        ---------------------

                        The Closing of the sale and purchase of the Shares contemplated hereby shall take place at the offices of Slaughter and May, 35 Basinghall Street, London EC2V 5DB England at 10:00 a.m. local time on the first Business Day following receipt of the Seller's Consents and the Buyer's Consents referred to in Sections 2.14 and 3.5, respectively, or at such other place or such other time or date as the Buyer and the Seller shall agree in writing. The time and date upon which the Closing occurs is herein called the "Closing Date."

                  1.5   Purchase Price Adjustments
                        --------------------------

                        The Purchase Price set forth in Section 1.2 shall be adjusted by amounts paid or credited to the parties pursuant to Sections 7, 8, and 10.


             2.   Representations and Warranties of the Seller
                  --------------------------------------------

                  The Seller represents and warrants to the Buyer as follows:

                  2.1   Organization
                        ------------

                        The Company is a company duly incorporated under the laws of England and has the power and author-ity to own, lease and operate its assets and to carry on its business as now and heretofore con-ducted. Without limiting the generality of the foregoing, the Company owns all of the issued share capital of SPHERE DRAKE INSURANCE plc, an English company whose registered office is situ-ate at 52/54 Leadenhall Street, London EC3A 2B9J England, registered in England with number 516540 ("SDI"). SDI is authorized to carry on insurance business in the United Kingdom within the meaning of the Insurance Companies Act 1982.

                  2.2   Authority to Execute and Perform Agreements
                        -------------------------------------------

                        The execution and delivery of the Seller's Docu-ments by the Seller or its Affiliates, as the case may be, and the performance by the Seller or its Affiliates, as the case may be, of its and their obligations thereunder have been duly authorized by all necessary corporate action on the part of the Seller and its Affiliates, as the case may be. Each of the Seller's Documents has been duly executed and delivered by the Seller or its Affiliates, as the case may be, and is the valid and binding obligation of the Seller or its Affiliates, as the case may be, enforceable against it in accordance with its terms.

                  2.3   Outstanding Share Capital
                        -------------------------

                        The authorized share capital of the Company is B.P.50,000,0O0, represented by 50,000,000 ordinary shares of B.P.1 each, of which shares 21,338,066 are issued and fully paid. No other class of share capital of the Company is authorized. All of the Shares are duly authorized, validly issued and fully paid.

                  2.4   Title to Shares
                        ---------------

                        The Seller owns the Shares beneficially and of record, free and clear of any Lien, and, upon delivery of and payment for the Shares at the Closing as herein provided, the Buyer will acquire good and valid title thereto, free and clear of any Lien.

                  2.5   Options or Other Rights
                        -----------------------

                        There is no existing option, warrant, subscrip-tion, call, unsatisfied preemptive right (except preemptive rights which may exist pursuant to
                        Section 89 of the Companies Act 1985 (the "Compa-nies Act")) or other right or agreement obligat-ing the Company to issue, transfer or sell any share capital of the Company or securities or rights convertible into or exchangeable therefor.

                  2.6   Subsidiaries and Other Affiliates
                        ---------------------------------

                        Schedule 2.6 sets forth (i) the name and juris-diction of incorporation, and the percentage and number of issued shares owned by the Company, of each Person as to which the Company directly or indirectly owns or has the power to vote, or to exercise a controlling influence with respect to, 5O% or more of the securities of any class of such Person the holders of which are entitled to vote for the election of directors (or Persons performing similar functions) of such Person;
                        (ii) the jurisdiction of incorporation, the num-ber of ordinary shares outstanding, and the bene-ficial owner of each of such shares of Sphere Drake (Underwriting) Limited ("SDUL") and Sphere Drake Underwriting (Australia), Limited ("SDUA") (such Persons referred to in clause (i), SDUL and SDUA being hereinafter referred to as the "Sub-sidiaries," and the Company and the Subsidiaries (other than those Subsidiaries listed in Sections
                        4.10 and 4.12) being hereinafter referred to as the "Companies"); and (iii) the name of each Person, other than the Subsidiaries, as to which the Company directly or indirectly owns or has the power to vote, or to exercise controlling influence with respect to any securities of any class of such Person the holders of which are entitled to vote for the election of directors (or Persons performing similar functions) of such Persons, other than investment securities pur-chased and held by the Companies in the ordinary course of business. Each Subsidiary is a company duly incorporated under the laws of its jurisdic-tion of incorporation and has the power and authority to own, lease and operate its assets and to carry on its business as now and hereto-fore conducted. Except with respect to those Subsidiaries listed in Sections 4.10 and 4.12, the Company directly or indirectly owns, or will own at or prior to closing, all of the shares of each Subsidiary as set forth in Schedule 2.6 free and clear of any Lien. Except as set forth in
                        Schedule 2.6, all such shares are duly autho-rized, validly issued and fully paid. There is no existing option, warrant, subscription, call, unsatisfied preemptive right (except preemptive rights which may exist pursuant to Section 89 of the Companies Act) or other right or agreement obligating any Subsidiary to issue, transfer or sell any share capital of any Subsidiary or secu-rities or rights convertible into or exchangeable therefor. Except for the Company's interests set forth in Schedule 2.6 and portfolio investment securities purchased and held by the Company or any of the Subsidiaries in the ordinary course of business, the Company does not own directly or indirectly any interest in any other Person.

                  2.7   Memorandum and Articles of Association
                        --------------------------------------

                        The Seller has heretofore delivered to the Buyer true and complete copies of the Memorandum and Articles of Association of each of the Companies, having attached thereto all of the resolutions required to be so attached, certified by the Secretary or Assistant Secretary thereof, and has delivered all of the returns and information supplied to the Registrar of Companies under the Companies Act since December 31, 1981, which are all of the returns and information required to be so supplied since such date. The minute books of the Companies contain true and complete records of all meetings and written resolutions in lieu of meeting of their respective Boards of Direc-tors (and any committees thereof) and of their shareholders since December 31, 1981, and accu-rately reflect all transactions referred to in such minutes and written resolutions in lieu of meeting.

                  2.8   Company Financial Statements
                        ----------------------------

                        The Seller has delivered to the Buyer true, com-plete and correct copies of the individual finan-cial statements of each of the Companies, other than SDI, as at December 31, 1985 and December 31, 1986, which include the balance sheets and any related profit and loss accounts and state-ments of source and application of funds for the years then ended, including the footnotes there-to, all accompanied by a report thereon of Deloitte Haskins & Sells, independent chartered accountants, which financial statements (i) have been prepared in accordance with standard accounting practice applicable in the United

                        Kingdom, (ii) give a true and fair view of the individual state of the affairs of the Companies, as the case may be, as at such dates and of their operations and source and application of funds for the years then ended in accordance with accounting principles consistently applied throughout the periods covered thereby and
                        (iii) comply with the Companies Act. The forego-ing individual financial statements of such Com-panies as at December 31, 1986, and for the year then ended are sometimes herein called the "Com-pany Financials," and the individual balance sheets included in the Company Financials are sometimes herein called the "Company Balance Sheets."

                  2.9   SDI Financial Statements
                        ------------------------

                        The Seller has delivered to the Buyer true, com-plete and correct copies of the financial state-ments of SDI as at December 31, 1985 and December 31, 1986, which include the balance sheets and the related revenue accounts, profit and loss accounts and statements of source and application of funds for the years then ended, including the footnotes thereto, all accompanied by a report thereon of Deloitte, Haskins & Sells, independent chartered accountants, which financial statements were prepared on a basis materially consistent with that used in the preparation of the pub-lished and audited annual accounts of SDI for the accounting periods ending December 31 in each of 1985, 1984 and 1983 and in accordance with the provisions of the Companies Act (or any statutory predecessor thereof) as they apply to insurance companies, the statements of standard accounting practice issued by the Consultative Committee of Accounting Bodies and generally accepted account-ing principles applicable in the United Kingdom consistently applied. The foregoing financial statements of SDI as at December 31, 1986, and for the year then ended are sometimes herein called the "SDI Financials," and the balance sheet included in the SDI Financials is sometimes herein called the "SDI Balance Sheet."

                  2.10  Consolidating Statement of Net Worth
                        ------------------------------------

                        The Seller has delivered to the Buyer true, com-plete and correct copies of a pro forma statement of net worth of the Companies as at December 31, 1986 accompanied by a report thereon by Deloitte Haskins & Sells, independent chartered accoun-tants, setting out certain assumptions on the basis of which such pro forma statement of net worth has been prepared, which statement contains information correctly extracted from the Company Balance Sheets and the SDI Balance Sheet and has been properly prepared as described and on the basis of the assumptions set out in such report of Deloitte Haskins & Sells.

                  2.11  No Material Adverse Change
                        --------------------------

                        Except as set forth in Schedule 2.11, since
                        December 31, 1986, (i) there has been no material adverse change in the Condition of the Companies taken as a whole or in the separate Condition of SDI; (ii) no action has been taken by or on be-half of any of the Companies that could result in any such change; and (iii) the Seller does not know of any such change that is threatened, nor has there been any damage, destruction or loss of the assets of any of the Companies materially adversely affecting the Condition of the Compa-nies taken as a whole or the separate Condition of SDI whether or not covered by insurance.

                  2.12  Tax Matters
                        -----------

                        Except as set forth in Schedule 2.12 or as spe-cifically contemplated by this Agreement:

                        (i) The Companies have paid all Taxation (as defined below) which has become payable, and Schedule 2.12 sets out all Taxation assessments made on the Companies which are not yet payable or on which payment of tax has been postponed.

                        (ii) The Companies have claimed on a timely basis all reliefs to which they are entitled and all taxes recoverable shown in the Company Financials or the SDI

                                 Financials (including repayment supple-
                                 ment for which credit has been taken in
                                 any of the individual financial state-
                                 ments of the Companies to December 31,
                                 1986), are recoverable.

                        (iii) All amounts paid or payable, received or receivable and shown in the individual financial statements of the Companies for all years up to and including the year ended December 31, 1986, in respect of losses claimed or surrendered, provi-sionally claimed or surrendered or pur-ported to be claimed or surrendered by way of group relief for accounting peri-ods of the Companies ending on December 31, 1986, or earlier are not repayable.

                        (iv)     The Companies have submitted to the
                                 Inland Revenue, and all other Taxation
                                 authorities in the United Kingdom and
                                 elsewhere, all returns, accounts, compu-tations and information required to be submitted by them to the Inland Revenue and such authorities (including, without limitation, returns and notices which the Companies ought of their own initia-tive to make or give for compliance with TMA, VATA, ICTA and CGTA (each as de-fined below)), and the same are accurate and up-to-date as of the date of this Agreement and none of the Inland Revenue nor any other such Taxation authority has indicated that it disputes any mat-ters for any accounting periods after December 31, 1977.

                        (v) Except as disclosed and provided for or reserved in the Company Balance Sheets or the SDI Balance Sheet (a) the Compa-nies have no (and have not since December 31, 1986 had any) liability for Taxation chargeable by reference to any event, business transaction or activity attributable to any period ending on or before December 31, 1986; and (b) the Company Balance Sheets or the SDI Bal-ance Sheet makes full provision for deferred Taxation on all timing differ-ences arising between the corporation tax computations and the accounts taking no account of any losses carried forward at December 31, 1986.

                        (vi) All books and records required for com-pliance with PAYE legislation are fully maintained and written up, and each of the Companies has deducted and accounted to the Inland Revenue for all PAYE which it should deduct and/or for which it should account. All employee expenses referred to in Chapter II Part III of Finance Act 1976 which have not been specifically disclosed to the Inland Revenue are covered by a valid dispensa-tion which has not been revoked. All necessary PAYE returns have been made and have been made on a correct basis.

                        (vii) All details of any issues under unap-proved share incentive and share option schemes have been given to the Inland Revenue within the specified time (para-graph 3 Part VII Schedule 12 Finance Act ("FA") 1972 and Section 186(11) Taxes Act 1970).

                        (viii)   Any share option or profit sharing
                                 scheme operated by any of the Companies
                                 has been duly approved by the Inland
                                 Revenue and no event has occurred or
                                 action been taken, to cause such
                                 approval to be withdrawn.

                        (ix)     The Inland Revenue has issued final
                                 assessments against the Companies for
                                 each accounting period ending on or
                                 before December 31, 1977, and such
                                 assessments have not been re-opened.

                        (x)      Except as specifically provided for in
                                 full in the Company Financials and the
                                 SDI Financials, there are no circum-
                                 stances or events arising since January
                                 1, 1978 (including this Agreement and
                                 the Closing), which give rise to any
                                 claim for Taxation against any of the
                                 Companies (whether on their own account
                                 or on account of Taxation chargeable
                                 against another in the name of any of
                                 the Companies or on account of Taxation
                                 chargeable against another for which any of the Companies might otherwise be liable from January 1, 1978) under the following provisions (a) Part VIII of TMA (charges on non-residents); (b) Part
                                 IX of TMA (interest on overdue tax);
                                 (c) Sec.Sec. 53 or 54 of ICTA (deduction of tax on annual payments, interest, etc.);
                                 (d) Sec. 70 of ICTA (collection of Schedule
                                 A tax from lessee and agents); (e) Sec.
                                 268A ICTA as extended by Sec. 45 FA 1977
                                 (postponement -- transfer of assets to
                                 non-resident company); (f) Sec. 277 ICTA
                                 (tax recoverable from other members of
                                 group); (g) Sec.Sec. 278-279 ICTA (company ceasing to be a member of group); (h)
                                 Sec.Sec. 460-468 ICTA (cancellation of tax advantage on certain transactions in securities); (i) Sec. 085 ICTA (transac-tions at under value/over value);
                                 (j) Sec.Sec. 488-490 ICTA (artificial transac-tions in land); and (k) Sec. 496 ICTA (transactions associated with loans or credit).

                        (xi)     The liability to tax in respect of
                                 chargeable gains which would be incurred on the disposal by any of the Companies of any asset at net book value will not exceed the provisions made in the Com-pany Financials or the SDI Financials, and the records of the Companies accu-rately record all information required for computation of any tax liability or relief which would arise on any disposal or realization of any asset owned by any of the Companies as at December 31, 1986.

                        (xii) A loss on disposal of any asset by any of the Companies would not give rise to any adjustment resulting from the appli-cation of Sections 280 and 281 ICTA (depreciatory transactions).

                        (xiii) None of the Companies has acquired any assets otherwise than under a bargain at arm's length (Section 29A CGTA).

                        (xiv) No scheme has been effected or arrange-ments made whereby the value of any of the Companies' assets has been materi-ally reduced to obtain a tax-free bene-fit on disposal (Sections 25 and 26
                                 CGTA).

                        (xv) Since January 1, 1978, none of the Com-panies has made any disposal which has required or may/will require any compu-tation under Section 35 CGTA (part - disposals).

                        (xvi) None of the Companies has sought relief under the provisions of Sections 115 through 117 CGTA 1979 or Section 46 FA 1977.

                        (xvii)   No charge to Taxation in respect of
                                 chargeable gains will arise in respect
                                 of any disposal by any of the Companies
                                 at a price equal to the cost of acquisi-tion of any asset acquired since December 31, 1986.

                        (xviii) None of the Companies has since January 1, 1978, made any "distribution" as the same is defined in Sections 233, 234 and 235 ICTA except for dividends shown in the Company Financials or the SDI Finan-cials.

                        (xix) The Company has not made any elections for any purposes of the ICTA, TMA, VATA or CGTA including (without limiting the foregoing) elections under (a) Sec. 256 ICTA (group income, etc.), (b) Schedule 6 FA 1983 (pooling qualifying securi-ties), and (c) Schedule 5 CGTA (pooling of securities at market values as at April 6, 1965).

                        (xx) None of the Companies has received or become entitled to receive any capital distribution from a company within the meaning of Section 266(5) ICTA (and
                                 Section 72(5) CGTA).

                        (xxi) None of the Companies has been a party to any scheme of reconstruction or amal-gamation within the meaning of Section 267(4) ICTA.

                        (xxii) None of the Companies has carried on a trade outside the United Kingdom through a branch or agency and full provision has been made in the Company Financials or the SDI Financials for all overseas Taxation on overseas branch or agency activities.

                        (xxiii) None of the Companies has been a party to any transaction to which Section 482 ICTA (migration etc. of companies) may apply and for which Treasury consent has not been obtained or which is not cov-ered by the General Consents (as defined in Section 482 ICTA).

                        (xxiv) None of the Companies has claimed any relief under Sections 418 and 419 ICTA (unremittable income and delayed remit-tances).

                        (xxv) None of the Companies has paid nor has any obligation to pay any interest which is not eligible for relief by way of deduction in the computation of profits and gains for Taxation purposes.

                        (xxvi) None of the Companies has been involved in or concerned with any transactions falling within the terms of Sections 85 and 86 of CGTA or in respect of which it is open to the Companies to apply for clearance pursuant to Section 88 CGTA.

                        (xxvii) The Companies are taxable persons for the Value Added Tax ("VAT") and have been duly registered as such. The Com-panies issued correct tax invoices to all appropriate persons requiring them and have kept all necessary documents required to be completed and used to verify their quarterly VAT returns. The Companies have in all other respects complied with the VAT legislation.

                        (xxviii) All documents in the possession or under
                                 the control of any of the Companies or
                                 to which any of them is a party have
                                 been properly stamped.

                        (xxix) None of the Companies has claimed or been concerned with any claim for relief from stamp duty or capital duty under
                                 Section 55 FA 1927, Section 78 FA 1985,
                                 Section 77 FA 1986, Section 42 FA 1930,
                                 Schedule 19 FA 1973 or Parts III and IV
                                 Chapter IV FA 1986.

                        (xxx) Where any taxes have been recovered or are recoverable full provision has been made for any tax due on that recovery or recoverable, as the case may be, and full provision has been made for amounts due to third parties.

                        (xxxi) In this Section 2.12 "Taxation" means any liability to any form of taxation, duty, levy, impost, rate or charge raised, levied or imposed by any govern-mental, fiscal, municipal, local or other authority whatsoever whether in the United Kingdom or elsewhere whether measured on income, receipts, value, gains or otherwise, including without prejudice to the generality of the fore-going any amount chargeable (including interest and penalties and additions) under any provision of the Income & Corporation Taxes Act 1970 ("ICTA"), the Taxes Management Act 1970 ("TMA"), the Capital Gains Tax Act 1979 ("CGTA"), the Value Added Tax Act 1983 ("VATA") or other statute or statutory instrument in the United Kingdom or elsewhere (in each case as amended and in force from time to time including any statute or statu-tory instrument repealed, replaced or reenacted thereby) relating to income tax, corporation tax, advance corpora-tion tax, capital gains tax, capital transfer tax, inheritance tax, develop-ment land tax, value added tax, with-holding tax, sales tax, use tax, gross receipts tax, franchise tax, employment and payroll related tax, property tax, premium tax, Australian fire brigade charges, import duties, customs duties, excise duties, capital duties, stamp duties, national insurance, social secu-rity and other like contributions and/or costs, interests, penalties or fines relating to any claim for Taxation.

                  2.13  Compliance with Laws
                        --------------------

                        Except as set forth in Schedule 2.13, none of the Companies is in violation of any applicable law, ordinance, regulation, order, judgment, injunc-tion, award, decree, undertaking or other requirement of any Governmental or Regulatory Body applicable to its business the failure to comply with which could materially affect the Condition of the Companies taken as a whole or the separate Condition of SDI, and none of the Companies has received written notice that any such violation is being alleged. Except as set forth in Schedule 2.13, the Companies have all licenses, permits, orders or approvals of each Governmental or Regulatory Body that are neces-sary for the conduct of any material portion of their businesses as now conducted (collectively, "Permits"). Without limiting the generality of the foregoing, SDI is duly authorized or licensed, or was duly authorized or licensed when necessary, to write all of the lines of insurance written by it in each jurisdiction set forth in
                        Schedule 2.13, which comprise all jurisdictions in which it may have any outstanding liabilities or obligations. Schedule 2.13 sets forth details of all material written undertakings or assur-ances issued by Alexander & Alexander Services, Inc., a Maryland corporation ("A&A"), the Seller or any of their Affiliates, on behalf or for the benefit of any of the Companies, including, with-out limitation, any such undertaking or assurance issued to the Department of Trade and Industry of the United Kingdom (the "DTI") and the Institute of London Underwriters (the "ILU") and to any other Governmental or Regulatory Body. All Per-mits, together with their dates of expiration, if known, are listed on Schedule 2.13 (such listing to be without prejudice to the Seller's position that any particular permit is not a Permit) and are in full force and effect. None of the Compa-nies has received any written allegations of a violation of any Permit from any Governmental or Regulatory Body (including, without limitation, any insurance authority), and no proceeding is pending or, to the Knowledge of the Seller threatened, to revoke or limit any Permit, which violation or proceeding could have a material adverse affect on the Condition of the Companies taken as a whole or on the separate Condition of SDI. Except as set forth in Schedule 2.13, since December 31, 1981, none of the Companies (i) has been denied authority by any Governmental or Regulatory Body to conduct any type of insurance business; (ii) has been notified that a Permit has been revoked, suspended, restricted or adversely modified (which modifications have not been satisfied); (iii) has received and failed to satisfy any request from any Governmental or Regulatory Body to modify (by amendment, waiver or otherwise) the terms of any reinsurance agree-ment or treaty to which it is a party or by which it is bound; (iv) that is an underwriting agency has written insurance policies or settled claims outside of the terms of the authority granted to it by its principals; (v) has received an allega-tion of a violation of any such authority from any principal; (vi) has been a party to any con-tract of insurance or reinsurance that is unlaw-ful; or (vii) has purported to reinsure with Persons not authorized to carry on business as insurers in the relevant territories; in each case where such event or circumstance described in (i) through (vii) above could result in conse-quences materially adverse to the Condition of the Companies taken as a whole, or to the sepa-rate Condition of SDI.

                  2.14  Consents and Approvals
                        ----------------------

                        Except as set forth in Schedule 2.14, the execu-tion and delivery by the Seller or its Affili-ates, as the case may be, of the Seller's Docu-ments, the binding effect of the Seller's Docu-ments on the Seller and its Affiliates and the consummation of the transactions to be completed on or prior to Closing pursuant to the Seller's Documents do not require the Seller, any of the Companies or any of their Affiliates to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmen-tal or Regulatory Body or trade or industry orga-nization or any other Person for which the conse-quences of failing to obtain any such consent or approval, or maintain any such action, filing or notice (i) would prevent the Seller or its Affil-iates, as the case may be, from consummating the transactions to be completed on or prior to Clos-ing pursuant to the Seller's Documents or
                        (ii) could be materially adverse to the Condition of the Companies taken as a whole or to the sepa-rate Condition of SDI (the "Seller's Consents"). Except as set forth on Schedule 2.14, the Seller has no Knowledge of any fact or circumstance concerning itself or its Affiliates which could result in the Buyer not being able to obtain any of the Buyer's Consents (as such term is defined in Section 3.5) or the Seller or its Affiliates, as the case may be, not being able to obtain any of the Seller's Consents in due course.

                  2.15  No Breach
                        ---------

                        Except as set forth in Schedule 2.15, the execu-tion, delivery and performance of the Seller's Documents and the consummation of the transac-tions to be completed on or prior to Closing pursuant to the Seller's Documents will not
                        (i) violate any provision of the Memorandum or Articles of Association of the Seller or any of the Companies or any of their Affiliates;
                        (ii) require any consent, approval or notice under or result in a violation or breach of, or conflict with, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancella-tion or acceleration) under any of the terms, conditions or provisions of any note, bond, mort-gage, indenture, license, Contracts or Other Agreements to which the Seller or any of the Companies or any of their Affiliates is a party or by which the Seller or any of the Companies or any of their Affiliates or any of their proper-ties may be bound, the consequences of failure to obtain such consent, approval or notice, or of such violation, breach, conflict or default could be materially adverse to the Condition of the Companies taken as a whole or to the separate Condition of SDI; (iii) result in the creation or attachment of any Lien on the Shares; (iv) result in the creation or attachment of any Lien on any property or right of any of the Companies the consequences of which Lien could be materially adverse to the Condition of the Companies taken as a whole or to the separate Condition of SDI;
                        (v) violate any order, judgment, injunction, award or decree of any Governmental or Regulatory Body applicable to the Seller or any of the Com-panies or any of their Affiliates or any of their properties or any statute, law or regulation of any jurisdiction, the consequences of which vio-lation could be materially adverse to the Condi-tion of the Companies taken as a whole or to the separate Condition of SDI; or (vi) violate or result in the revocation, restriction, suspension or modification of any Permit (assuming in the case of clause (v) that the Seller's Consents and the Buyer's Consents have been obtained) the consequences of which violation, revocation, restriction, suspension or modification could be materially adverse to the Condition of the Compa-nies taken as a whole or to the separate Condi-tion of SDI.

                  2.16  Actions and Proceedings
                        -----------------------

                        Except as set forth in Schedule 2.16 and other than in the ordinary course of business, there are no outstanding orders, judgments in excess of B.P.5O,O00 alone or in the aggregate, injunctions, awards or decrees of any Governmental or Regula-tory Body involving any of the Companies as a party. Except as set forth in Schedule 2.16, there are no actions, suits or claims or legal, administrative or arbitral proceedings or to the Knowledge of the Seller investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the Knowledge of the Seller threatened, involving any of the Companies as a party or any of their properties that, individually or in the aggregate, could have a material adverse effect upon the transactions contemplated hereby or upon the Condition of the Companies taken as a whole or the separate Condition of SDI.

                  2.17  Contracts and Other Agreements
                        ------------------------------

                        Schedule 2.17 sets forth all material Contracts or Other Agreements to which any of the Companies is a party or by or to which it or its properties is bound or subject that are currently in effect or may have outstanding obligations or liabili-ties and which meet the following conditions:
                        (i) Contracts or Other Agreements with any cur-rent or former directors; (ii) binding authori-ties or contractual arrangements of a similar nature (but not including line slips and perma-nent open covers), whereby any of the Companies has delegated the authority to underwrite on its behalf to any managing general agent, broker, agent or any other third Person, and any other Contracts or Other Agreements with such Persons;
                        (iii) Contracts or Other Agreements under which any of the Companies agrees to indemnify any Person or to guarantee the obligation of any Person other than in the ordinary course of busi-ness or to be party to any VAT Grouping with any other Person (or any Contracts or Other Agree-ments having the same effect as any of the fore-going); (iv) Contracts or Other Agreements (other than insurance and reinsurance agreements) which cannot be cancelled (a) without liability, pre-mium or penalty less than B.P.100,000 or (b) which involve the payment or receipt of B.P.100,000 or more per year or are for a term in excess of 18 months and which cannot be cancelled without 60 days' or more notice; (v) Contracts or Other Agreements containing covenants of any of the Companies not to compete in any line of business or with any Person in any geographical area or covenants of any other Person not to compete with any of the Companies in any line of business or in any geographical area; (vi) Contracts or Other Agreements relating to the acquisition by any of the Companies of any operating business or the share capital of any other Person; and (vii) Con-tracts or Other Agreements relating to the bor-rowing of money by any of the Companies. Except as set forth in Schedule 2.17 or 2.18, none of the Companies is in material default under any of the Contracts or Other Agreements listed in
                        Schedule 2.17 nor, to the Knowledge of the Seller
                        (i) is any other party to any such Contract or Other Agreement in material default thereunder, or (ii) does any condition exist that with notice or lapse of time or both would constitute a mate-rial default thereunder.

                  2.18  Reinsurance
                        -----------

                        Schedule 2.18 sets forth a list of all outward reinsurances (other than facultative contracts) including reinsurance treaties or agreements to which SDI is a party covering underwriting years commencing on January 1, 1978 pursuant to which there may be any outstanding Obligations or lia-bilities. Except as set forth in Schedule 2.18,
                        (i) all such reinsurances are in full force and effect; (ii) neither SDI nor, to the Knowledge of the Seller, any other party thereto is in mate-rial default with respect to any provision there-of and to the Knowledge of the Seller, no condi-tion exists that with notice or lapse of time or both would constitute a material default there-under; and (iii) no approval or consent of any Person is needed for such reinsurances to con-tinue in full force and effect following the Closing and the consummation of the transactions to be completed on or prior to Closing pursuant to this Agreement.

                  2.19  Real Estate
                        -----------

                        (i) Schedule 2.19 sets forth a list of all leases, subleases or other agreements under which any of the companies is lessor, lessee or licensee of any real property (all of such property being hereinafter referred to as the "Proper-ties").

                        (ii) The Properties comprise all the rights vested in the Companies relating to any land at the date hereof and the descrip-tions set out in Schedule 2.19 are cor-rect in all respects and not misleading.

                        (iii) Except as set forth in Schedule 2.19, the Companies have good and marketable title to the Properties.

                        (iv) The Properties and deeds and documents of title thereto are free and clear of all Liens other than Permitted Liens and all such deeds and documents are in the possession or under the control of the Companies and, if required, copies thereof shall be supplied to the Buyer prior to Closing.

                        (v) Except as set forth in Schedule 2.19, the Companies have exclusive possession of all the Properties and none of the Properties is subject to any lease, tenancy or license to occupy or agreement to grant any of them.

                        (vi) Except as set forth in Schedule 2.19, there are no outgoings affecting the Properties which are of an unusual or onerous nature and there are no rent reviews in the course of being determined or exercisable by the landlord thereof from a date prior to the date hereof.

                        (vii) To the Knowledge of the Seller, there are no material disputes concerning boundaries, easements, covenants or other matters relating to the Properties or their use.

                        (viii) To the Knowledge of the Seller, there are no circumstances which would enable the landlord or any other Person to re-enter or take possession of any of the

                                 Properties or which would otherwise
                                 restrict or terminate the continued
                                 possession or occupation of any of the
                                 Properties.

                        (ix) Except as set forth in Schedule 2.19, none of the Companies has acquired or disposed of or agreed to acquire or dispose of or granted any option in respect of any interest in any land or premises other than the Properties.

                        (x)      The terms under which the Companies
                                 occupy the Properties provide that the
                                 relevant landlord shall insure the buil-dings and structures comprising the Properties. To the Knowledge of the Seller, the Companies have not done or omitted to do anything which would make any such insurance void or voidable or might result in an increased rate of premium.

                  2.20  Tangible Property
                        -----------------

                        All items of tangible property, other than the Properties, reflected in the Company Financials or the SDI Financials, which are material to the Condition of the Companies taken as a whole or to the separate Condition of SDI were owned by the Companies on December 31, 1986 free and clear of any Lien other than Permitted Liens, and none of such tangible property has been sold or disposed of other than in the ordinary course of business since December 31, 1986. All of such items are in good operating condition and repair, ordinary wear and tear excepted, and are fit for the par-ticular purpose for which they are currently being used by the Companies.

                  2.21  Intangible Property
                        -------------------

                        The Companies own, have registered or have valid right to use any service marks, trademarks, ser-vice names, trade names and copyrights, and own, or will have the use of as contemplated by the Data Processing Agreement (as defined in Section 4.15), all data, records and computer software that is currently being used in the conduct of their businesses now being conducted, and none of the Companies is currently in receipt of any notice of infringement by others of, or conflicts by others with, the rights of any of the Compa-nies in any such service marks, trademarks, ser-vice names, trade names, copyrights, data, records and computer software which infringement or conflict would be material to the Condition of the Companies taken as a whole or to the separate Condition of SDI. To the Knowledge of the Seller, none of the Companies has received notice that any of the Companies is infringing any ser-vice marks, trademark, service names, trade name or registration, copyright or any application therefor or any right of any other Person in any computer software now used by it.

                  2.22  Ownership of Securities
                        -----------------------

                        SDI beneficially owns and has good and marketable title to all of its portfolio securities, in each case free and clear of any Lien other than those Permitted Liens described in Sections 12.1(x)(c),
                        (g) and (i).

                  2.23  Employees
                        ---------

                        (i) Schedule 2.23 sets forth the name and total compensation of each director of each of the Companies and of each other employee of any of the Companies whose current annual rate of compensation (including bonuses and commissions) exceeds B.P.50,000.

                        (ii)     The Seller has given copies to the Buyer
                                 of all current contracts of employment
                                 to which any of the Companies is a party
                                 involving any rate of compensation in
                                 excess of B.P.50,000 and the current Sphere
                                                                   ------
                                 Drake Staff Handbook (the "Staff Hand-
                                 --------------------
                                 book") presently furnished by each of
                                 the Companies to its employees.  Except
                                 as set forth in the Staff Handbook, to
                                 the Knowledge of the Seller, there are
                                 no other contracts or arrangements
                                 (a) entitling any employee to future
                                 increases in remuneration, level of
                                 employment benefits or pension contribu-tion; (b) entitling any employee to receive sickness payments above and beyond statutory sick pay; (c) entitling any employee to receive notice in excess of the notice period specified in Sec-tion 49 of the Employment Protection (Consolidation) Act 1978 (as amended);
                                 or (d) with respect to employees who
                                 have been employed by any of the Compa-
                                 nies for 10 years or more or receive
                                 compensation in excess of B.P.30,000,
                                 requiring any of the Companies to recog-nize the part of employment by any other Person or previous employer as continu-ous employment by any of the Companies; which contracts or agreements are mate-rial to the Condition of the Companies taken as a whole or to the separate Condition of SDI.

                        (iii) Except as set forth in Schedule 2.23, there are no agreements or arrangements by, or in relation to, any of the Compa-nies whereunder any director or employee is entitled to a commission or remunera-tion of any other sort, calculated by reference to the whole or part of the turnover, profits or sales of any Per-son. Except as set forth in Schedule 2.23, none of the Companies has made any loans other than advances and loans for travel and other out-of-pocket expenses made in the ordinary course of business to any employees or directors of any of the Companies.

                  2.24  Employee Benefit Plans
                        ----------------------

                        (i) In this Section 2.24 the following terms shall have the meanings herein speci-fied:

                                 "Company Pension Scheme" means the
                                 Sphere Drake Pension and Life Assurance
                                 Plan (1986).

                                 "Pension Scheme" means all superannua-
                                 tion and all other pension, retirement
                                 benefit schemes or life assurance
                                 arrangements in operation by or in rela-tion to any of the Companies.

                                 "Relevant Employee" means any employee
                                 or director for the time being of or a
                                 former employee or director of any of
                                 the Companies or a former employee or
                                 director of any other employer to whose
                                 business (or any part thereof) any of
                                 the Companies has succeeded.

                        (ii) Other than the Company Pension Scheme, there is no Pension Scheme to which any of the Companies contributes or has contributed or may become liable to contribute under which benefits of any kind are payable to or in respect of any of the Relevant Employees on retirement, death, disability or sickness or in other similar circumstances.

                        (iii) Except as set forth in Schedule 2.24, the Company Pension Scheme (a) is an exempt approved scheme (within the mean-ing of the Finance Act 1970); and
                                 (b) has at all times complied with in
                                 all material respects and been duly
                                 administered in all material respects in accordance with all applicable laws, regulations and requirements (including Inland Revenue and trust requirements).

                        (iv) Except as set forth in Schedule 2.24, each of the Companies (a) has been duly admitted to participation in the Company Pension Scheme; (b) has complied in all material respects with all the provi-sions of the Company Pension Scheme; and
                                 (c) holds or is named in an appropriate
                                 contracting-out certificate (within the
                                 meaning of the Social Security Pensions
                                 Act 1975).

                        (v) There are not in respect of the Company Pension Scheme or the benefits there-under any actions, suits or claims pend-ing or threatened (other than routine claims for benefits) which are material to the Condition of the Companies taken as a whole or to the separate Condition of SDI.

                        (vi) There has been delivered to the Buyer in respect of the Company Pension Scheme true, complete and correct copies of
                                 (a) all trust deeds and other documents
                                 constituting the Company Pension Scheme;
                                 (b) all current booklets and announce-
                                 ments; (c) the latest actuarial report
                                 and valuation; (d) any contracting-out
                                 certificates; and (e) lists of all
                                 assets, funding arrangements and current membership as of December 31, 1986.

                        (vii)    To the Knowledge of the Seller, all
                                 steps have been taken to ensure that the Company Pension Scheme conforms with the preservation requirements specified in Sections 62 and 16 of the Social Secu-rity Act 1973 and any regulations made thereunder and the equal access require-ments specified in Section 53 of the Social Security Pensions Act 1975 and any regulations made thereunder.

                        (viii)   No claim has been made, nor to the
                                 Knowledge of the Seller, threatened
                                 against the trustees or administrator of the Company Pension Scheme or any of them or against any other Person whom any of the Companies is or may be liable to indemnify or compensate in respect of any event, act or omission or other matter arising out of or in connection with the Company Pension Scheme.

                        (ix) Notwithstanding any other provision of this Agreement, the Seller makes no representations or warranties as to, and assumes no liability with respect to (whether under Section 7, Section 10 or otherwise), the adequacy of the contri-butions to the Company Pension Scheme made before the date hereof relative to the liabilities for benefits under the Company Pension Scheme or the financial disclosure with respect thereto in the Company Financials or the SDI Finan-cials.

                  2.25  Operations of the Companies
                        ---------------------------

                        Except as set forth in Schedule 2.25, in any other Schedule hereto or as specifically contem-plated by this Agreement, since December 31, 1986 none of the Companies has:

                        (i) amended its Memorandum or Articles of Association or merged with or into or con-solidated with any other Person or changed or agreed to change in any man-ner the rights of its outstanding share capital or the character of its busi-ness;

                        (ii) issued or sold or purchased, or issued options or rights to subscribe for, or entered into any contracts or commit-ments to issue or sell or purchase, any of its share capital;

                        (iii) except in the ordinary course of busi-ness, entered into or amended any employment agreement, or entered into or amended any Contracts or Other Agree-ments with any labor union or association representing any employee;

                        (iv) except in the ordinary course of busi-ness, incurred any indebtedness for borrowed money or otherwise represented by notes, bonds, debentures or similar instruments;

                        (v)      declared or paid any dividends or
                                 declared or made any other distributions of any kind to its shareholders, or made any direct or indirect redemption, reduction, purchase or other acquisition of any of its share capital;

                        (vi) except in the ordinary course of busi-ness, to the Knowledge of the Seller, waived any right under any Contracts or Other Agreements of a type required to be set forth in any Schedule hereto, which waiver could have a material adverse effect on the Condition of the Companies taken as a whole or on the separate Condition of SDI;

                        (vii) made any material change in its account-ing methods or practices;

                        (viii) materially changed any of its investment guidelines or business policies or stan-dards with respect to underwriting, principles of loss reserving or claims adjustment policies and practices;

                        (ix) entered into any obligation or agreement (whether legally binding or not) to provide or procure the provision of benefits of the nature of those described in Section 2.24 in respect of any of the Relevant Employees except in accordance with the provisions of the Company Pension Scheme;

                        (x) except in the ordinary course of busi-ness, made any wage or salary increase or bonus, or increase in any other di-rect or indirect compensation, for or to any of its officers or directors;

                        (xi) made any loan or advance to any of its shareholders, officers, directors, employees, consultants, agents or other representatives (other than advances and loans for travel and out-of-pocket expenses made in the ordinary course of business), or made any other loan or advance otherwise than in the ordinary course of business which individually or in the aggregate exceed B.P.100,000;

                        (xii) except in the ordinary course of busi-ness, entered into any material lease (as lessor or lessee) or sold, abandoned or made any other disposition of a mate-rial portion of its assets or proper-ties;

                        (xiii) except in the ordinary course of busi-ness, incurred or assumed any material debt, obligation or liability (whether absolute or contingent and whether or not currently due and payable);

                        (xiv) except in the ordinary course of busi-ness, made any acquisition in a material amount of all or any part of the assets, properties, share capital or business of any other Person;

                        (xv) paid, directly or indirectly, any obli-gation in any material amount otherwise than in the ordinary course of business;

                        (xvi) except in the ordinary course of busi-ness, entered into any Contracts or Other Agreements with respect to under-writing authorities or fronting arrange-ments;

                        (xvii) except in the ordinary course of busi-ness, created any Liens other than Per-mitted Liens on any of its properties;

                        (xviii) except in the ordinary course of busi-ness, made any expenditure or business commitment in any amount in excess of B.P.100,000;

                        (xix) except in the ordinary course of busi-ness, introduced any new class of busi-ness or withdrawn from any class of business in any material respect;

                        (xx) extended its business in any material respect into any geographical area in which it was not previously doing busi-ness or withdrawn any material portion of its business from any geographical area in which it was previously doing business;

                        (xxi) except in the ordinary course of busi-ness, appointed or employed any new agent, salesman or broker;

                        (xxii) except in the ordinary course of busi-ness, terminated or cancelled any agent, salesman or broker;

                        (xxiii) except in the ordinary course of busi-ness, entered into any reinsurance or coinsurance treaty or agreement, whether assuming premium or ceding liabilities;

                        (xxiv) settled any claims, except in the ordi-nary course of business;

                        (xxv) except in the ordinary course of busi-ness, undertaken any litigation with respect to which the liability is expected to exceed B.P.500,000; or

                        (xxvi) done anything that might constitute a default in respect of any provision of any reinsurance treaty, and as a result of such default the Companies as a whole, or SDI individually, could suffer material adverse consequences.

                  2.26  Potential Conflicts of Interest
                        -------------------------------

                        Except as set forth in Schedule 2.26, no director of any of the Companies or the Seller, and to the Knowledge of the Seller, no director of A&A or any of its Affiliates other than the Companies and the Seller, and no entity controlled by any such director (to the Knowledge of the Seller in the case of directors of A&A and its Affiliates other than the Companies and the Seller) owns, directly or indirectly, any interest in (except-ing not more than 10% shareholdings for invest-ment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person that is, or is engaged in business as, a competitor, lessor, lessee, customer or supplier of any of the Compa-nies which relationship as such lessor, lessee, customer or supplier, or the conflict of inter-ests involved in such relationship as competitor, is material to the Condition of the Companies taken as a whole or to the separate Condition of SDI.

                  2.27  Deposits and Bonds
                        ------------------

                        SDI has made or furnished or maintains in or for the account of each jurisdiction in which it writes or is admitted to write policies of insur-ance or reinsurance all material deposits, bonds, funds, letters of credit and other securities ("Security Deposits") required to be made, fur-nished or maintained by the law of each jurisdic-tion in which it carries on its business. SDI has complied with all of its material contractual obligations to make, furnish or maintain Security Deposits. Schedule 2.27 sets forth a list of all material Security Deposits furnished or main-tained as of December 31, 1986, by any of the Companies arising out of any obligations in any jurisdiction under any Contracts or Other Agree-ments in connection with any contracts of insur-ance or reinsurance. Except as set forth in
                        Schedule 2.27, there has been no material change in such Security Deposits since December 31, 1986.

                  2.28  Regulatory Filings
                        ------------------

                        The Seller has made available for inspection by the Buyer the following with respect to any of the Companies (i) all material registrations, filings or submissions made with any Governmental or Regulatory Body since December 31, 1981;
                        (ii) every material financial statement filed with or submitted to any Governmental or Regula-tory Body since December 31, 1981; (iii) any reports of examination issued by any Governmental or Regulatory Body and any trade or industry organization since December 31, 1981; and
                        (iv) any such filings or submissions Known to the Seller to have been made from December 31, 1978 through December 31, 1981. To the Knowledge of the Seller, except as indicated in Schedule 2.28 since December 31, 1981 (i) each of the Companies has filed all reports, statements, documents, registrations, filings or submissions required to be filed by it with any Governmental or Regula-tory Body; (ii) all such registrations, filings and submissions were in substantial compliance with applicable law when filed and as of their respective dates; and (iii) no material deficien-cies have been asserted by any such Governmental or Regulatory Body with respect to such registra-tions, filings or submissions.

                  2.29  Managing General Agents
                        -----------------------

                        Schedule 2.29 lists all managing general agents now engaged, or Known to the Seller to have been engaged within the past five years, by SDI and with respect to whom there may be any outstanding obligations or liabilities. Except as set forth in Schedule 2.29, neither the Seller nor, to the Seller's Knowledge, SDI has received written notice that any managing general agent so listed and accounting for a material portion of SDI's business has cancelled or intends to cancel or otherwise materially modify its relationship with SDI or to decrease or limit its services to SDI.


                  2.30  Banks, Brokers and Powers of Attorney
                        -------------------------------------

                        Schedule 2.30 sets forth (i) the name of each bank, trust company, securities or other broker or financial institution with which any of the Companies has an active account, credit line or safe deposit box or vault; (ii) the name of each Person Known by the Seller to be authorized by any of the Companies to draw thereon or to have access to any safe deposit box or vault; and
                        (iii) the names of all Persons Known by the Seller (other than managing general agents listed in Schedule 2.29 or any Persons authorised pursu-ant to any line slips or permanent open covers) to be authorized by powers of attorney or other instruments to act on behalf of any of the Compa-nies in matters concerning its business or affairs.

                  2.31  Full Disclosure
                        ---------------

                        The Seller or its Affiliates, as the case may be, has made available to the Buyer for inspection true, complete and authentic copies of all of the

                        Contracts or Other Agreements set forth in any Schedule to any of the Seller's Documents. All copies of any Document or Other Papers delivered by or on behalf of the Seller or any of the Com-panies or any of their Affiliates as required by the Seller's Documents and the transactions to be completed on or prior to Closing pursuant to the Seller's Documents are true, complete and authen-tic in all material respects. The representa-tions and warranties of the Seller or any of its Affiliates contained in the Seller's Documents, and the Documents or Other Papers furnished by or on behalf of the Seller or any of its Affiliates to the Buyer as required by the Seller's Docu-ments or in connection with the transactions to be completed on or prior to the Closing pursuant to the Seller's Documents, analyzed as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading; provided, however, that the
                                              --------  -------
                        representations and warranties contained in this
                        Section 2.31 shall not apply to (i) Schedules 10.3A through 10_______ or (ii) the affidavit(s) of Reynolds Johnson & Green attached to Sched-ule 2.12.

                  2.32  Qualification of Representations
                        --------------------------------

                        The Buyer shall not have any claim or right of action against the Seller based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of the representations and warran-ties set forth in the last sentence of Section
                        2.31 if and to the extent that on or prior to the Closing Date the Buyer had Knowledge of the fact upon which a claim that such representations and warranties were inaccurate or breached is based; provided, however, that the limitations on the
                        --------  -------
                        claims or rights of the Buyer contained in this
                        Section 2.32 shall only limit any claims or rights that the Buyer might otherwise have or assert under the last sentence of Section 2.31 and shall not limit or otherwise restrict any claims or rights that the Buyer may have or assert based upon, arising out of or otherwise in respect of any other provisions of this Agree-ment.

                  2.33  Representations and Warranties on the Closing
                        ---------------------------------------------
                        Date
                        ----

                        The representations and warranties contained in this Section 2 shall be true and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.


             3.   Representations and Warranties of the Buyer
                  -------------------------------------------

                  The Buyer represents and warrants to the Seller as follows:

                  3.1   Organization
                        ------------

                        The Buyer is a company duly incorporated under the laws of England and has the power and author-ity to own, lease and operate its assets and to carry on its business as now and heretofore con-ducted.

                  3.2   Authority to Execute and Perform Agreements
                        -------------------------------------------

                        The execution and delivery of the Buyer's Docu-ments and the performance by the Buyer or its Affiliates of its or their obligations thereunder have been duly authorized by all necessary corpo-rate action on the part of the Buyer or its Affiliates, as the case may be. Each of the Buyer's Documents has been duly executed and delivered by the Buyer or its Affiliates, as the case may be, and is the valid and binding obliga-tion of the Buyer or such Affiliate enforceable against such Person in accordance with its terms.

                  3.3   Memorandum and Articles of Association
                        --------------------------------------

                        The Buyer has heretofore delivered to the Seller true and complete copies of the Memorandum and Articles of Association of the Buyer on the date hereof, having attached thereto all of the reso-lutions required to be so attached, certified by the Secretary or Assistant Secretary of the Buyer.

                  3.4   Reinsurance Affiliates
                        ----------------------

                        Schedule 3.4 identifies each Reinsurance Affili-ate (as such term is defined in Section 7.14) of the Buyer as of the date of this Agreement.

                  3.5   Consents and Approvals
                        ----------------------

                        Except as set forth in Schedule 3.5, the execu-tion and delivery by the Buyer or its Affiliates, as the case may be, of the Buyer's Documents, the binding effect of the Buyer's Documents on the Buyer and its Affiliates and the consummation of the transactions to be completed on or prior to the Closing pursuant to the Buyer's Documents do not require the Buyer or any of its Affiliates to obtain any consent, approval or action of, or make any filing with or give any notice to any Governmental or Regulatory Body (the consents, approvals, actions and filings indicated by asterisks in Schedule 3.5 being hereinafter referred to as the "Buyer's Consents"). Except or as set forth on Schedule 3.5, the Buyer has no Knowledge of any fact or circumstance concerning itself or its Affiliates which could result in the Seller not being able to obtain any of the Seller's Consents or the Buyer or any of its Affiliates not being able to obtain any of the Buyer's Consents in due course.

                  3.6   No Breach
                        ---------

                        The execution, delivery and performance of the Buyer's Documents and the consummation of the transactions to be completed on or prior to the Closing pursuant to the Buyer's Documents will not (i) violate any provision of the Memorandum or Articles of Association of the Buyer or any of its Affiliates; (ii) require any consent, approval or notice under or result in a violation or breach of, or conflict with, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termina-tion, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contracts or Other Agreements to which the Buyer or any of its Affiliates is a party or by which the Buyer or any of its Affiliates or any of their properties may be bound; (iii) result in the creation or attachment of any Lien on any property or right of the Buyer or any of its Affiliates; or
                        (iv) violate any order, judgment, injunction, award or decree of any Governmental or Regulatory Body applicable to the Buyer or any of its Affil-iates.

                  3.7   Full Disclosure
                        ---------------

                        All copies of Documents or Other Papers delivered by or on behalf of the Buyer or any of its Affil-iates as required by the Buyer's Documents are true, complete and authentic in all material respects. The representations and warranties of the Buyer or any of its Affiliates contained in the Buyer's Documents, and the Documents or Other Papers furnished by or on behalf of the Buyer or any of its Affiliates to the Seller as required by the Buyer's Documents or in connection with the transactions to be completed on or prior to the Closing pursuant to the Buyer's Documents, analyzed as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circum-stances under which they are made, not mislead-ing.

                  3.8   Representations and Warranties on the Closing
                        ---------------------------------------------
                        Date
                        ----

                        The representations and warranties contained in this Section 3 shall be true and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

             4.   Covenants and Agreements
                  ------------------------

                  The parties covenant and agree as follows:

                  4.1   Conduct of Business
                        -------------------

                        From the date hereof through the Closing Date, the Seller shall use reasonable efforts to cause the Companies to conduct their business in the ordinary course and, without the prior written consent of the Buyer, not to undertake any of the actions specified in Section 2.25, except as disclosed in Schedule 2.25.

                  4.2   Continued Effectiveness of Representations and
                        ----------------------------------------------
                        Warranties of the Seller
                        ------------------------

                        From the date hereof through the Closing Date, the Seller shall use reasonable efforts to cause the Companies to conduct their businesses in such a manner so that the representations and warran-ties contained in Section 2 shall continue to be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date. Each of the Buyer and the Seller shall promptly give notice to the other of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of the Buyer's or the Seller's Documents.

                  4.3   Corporate Examinations and Investigations
                        -----------------------------------------

                        Prior to the Closing Date, the Buyer shall be entitled, through its employees and representa-tives, to make such investigation of the Condi-tion of the Companies, and such examination of the books, records and financial Condition of the Companies as the Buyer wishes. Any such investi-gation and examination shall be conducted at reasonable times and under reasonable circum-stances in such a manner to avoid any disruption of the Companies' businesses, and the Seller, the Companies and any of their Affiliates shall coop-erate fully therein. Subject to Section 2.32, no investigation by the Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of the Seller or any of its Affiliates under the Seller's Documents. In order that the Buyer may have full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the Condition of the Companies, the Seller shall
                        (i) furnish and shall cause the Companies to
                        furnish the representatives of the Buyer during such period with all such information and copies of such documents concerning the affairs of the Companies as such representatives may reasonably request with the exception of those documents the disclosure of which might serve to waive any attorney-client privilege attaching thereto; and
                        (ii) use its best efforts to cause the Companies' directors and employees (including auditors in whatever capacity employed) to cooperate fully with such representatives in connection with such review and examination and to cooperate with the Buyer in furnishing all information requested by the Buyer as to the Condition of the Companies. If this Agreement terminates, the Buyer shall, and shall cause its Affiliates and any other Person to whom the Buyer has given access to information disclosed hereunder to, (i) keep confidential and not use in any manner any infor-mation or documents obtained from any of the Companies or any of their Affiliates concerning the Condition of the Companies unless readily ascertainable from public or published informa-tion, or already known or subsequently developed by the Buyer independent of any investigation of the Companies, or received from a third party not under an obligation to the Companies or any of their Affiliates to keep such information confi-dential and (ii) return any documents obtained from the Companies or any of their Affiliates as soon as possible without retaining any copies thereof; provided, however, that such require-
                                 --------  -------
                        ments shall not apply to any use by the Buyer or any of its Affiliates of any such information or documents in any action or proceeding brought by it in good faith against the Seller or any of its Affiliates for any breach of any of the Seller's Documents.

                  4.4   Payment of Debts
                        ----------------

                        Except with respect to amounts owing in the ordi-nary course of business, before the Closing Date, the Seller shall, and shall use its reasonable efforts to cause each Affiliate of the Seller, other than the Companies, to pay to the Companies any amounts owed by any of the Seller or such Affiliate to any of the Companies, and the Compa-nies shall pay to the Seller and each of its Affiliates, other than the Companies, any amounts owed by the Companies to any of such Persons.

                  4.5   Certain Approvals
                        -----------------

                        4.5.1    Actions by the Buyer
                                 --------------------

                                 The Buyer shall use its best efforts,
                                 without any cost to the Seller, to
                                 obtain as promptly as practicable the
                                 Buyer's Consents.  The Seller shall
                                 cooperate with the Buyer in its efforts
                                 to obtain all such Buyer's Consents.
                                 The Seller shall provide such informa-
                                 tion to Governmental and Regulatory
                                 Bodies as such bodies or organizations
                                 may require in order to assist the Buyer in obtaining the Buyer's Consents. Without limiting the generality of the foregoing, the Buyer shall in good faith use its best efforts to procure by October 16, 1987 a preliminary indica-tion in writing, reasonably satisfactory to the Seller (the "ILU Indication"), from the ILU or the Buyer to the effect that the ILU has withdrawn or has been satisfied as to each of the requests for further action specified in its letter to SDI dated September 16, 1987. If the ILU Indication shall not have been obtained prior to October 16, 1987, then the Seller shall have the right, whether or not it elects to terminate this Agreement pursuant to Section 11.1, to furnish material information to, and to hold discussions with, other potential purchasers of SDI or the Company to the end of entering into an agreement with another purchaser to purchase the Com-pany upon the termination of this Agree-ment.

                        4.5.2    Actions by the Seller
                                 ---------------------

                                 The Seller shall use its best efforts,
                                 without any cost to the Buyer, to obtain as promptly as practicable the Seller's Consents. The Buyer shall cooperate with the Seller in its efforts to obtain all such Seller's Consents. The Buyer shall provide such information to Gov-ernmental and Regulatory Bodies as such bodies or organizations may require in order to assist the Seller in obtaining the Seller's Consents.

                  4.6   Use of Certain Names by the Seller
                        ----------------------------------

                        Immediately following the Closing, the Seller shall, and shall cause all of its Affiliates to,
                        (i) cease using the name "Sphere," or "Drake" or any variant thereof, whether alone or in combina-tion, and shall promptly cause any Affiliate whose corporate name contains any of such words to change its name to a name that does not con-tain any of such words; and (ii) cease using the name "Sterling" in the United Kingdom and Ber-muda, if used in conjunction with the word "Insurance" or any variant thereof or if used with respect to any risk bearing insurance busi-ness, and shall promptly cause any Affiliate whose corporate name contains such words and which does business in the United Kingdom or Bermuda to change its name to a name that does not contain such words.

                  4.7   Use of Certain Names by the Buyer
                        ---------------------------------

                        Immediately following the Closing, the Buyer
                        shall, and shall cause the Companies to, cease using the names "Alexander," "Howden," "Reed," "Solar," "Sterling" and "Stenhouse" or any vari-ant thereof, whether alone or in combination, and shall promptly cause any Affiliate whose corpo-rate name contains any of such words to change its name to a name that does not contain any of such words; provided, however, that the Buyer
                                    --------  -------
                        shall continue to have the right to use the name "Sterling" without restriction in the United Kingdom and Bermuda, but only if used in conjunc-tion with at least one additional descriptive word and an intervening descriptive word in the case of the use of the word "Insurance" (e.g., Sterling and General Insurance Company); pro-
                                                                 ----
                        vided, however, that in no event shall the Buyer
                        -----  -------
                        use the name Sterling in conjunction with the word "Offices." For the purposes of this Section 4.7, "descriptive word" shall not include the words "limited", "company", "public limited com-pany" or any variation thereof or any equivalent words in any jurisdiction.

                  4.8   Expenses
                        --------

                        The parties shall, except as otherwise specific-ally provided herein, bear their respective expenses incurred in connection with the prepara-tion, execution and performance of the Seller's Documents and the Buyer's Documents and the transactions to be completed on or prior to the Closing pursuant to this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants; provided, however, that the Seller shall bear the
                        --------  -------
                        reasonable expenses of such character of the Buyer if this Agreement is terminated pursuant to either Section l1.1(iv) or (v), and the Buyer shall bear the reasonable expenses of such char-acter of the Seller if this Agreement is termi-nated pursuant to either Section 11.1(iii) or
                        (vi). The fees and expenses of any arbitrator or expert incurred in connection with the perfor-mance of its duties pursuant to any provision of the Seller's Documents or the Buyer's Documents shall be borne one-half by the Buyer and one-half by the Seller.

                  4.9   Sale of Sphere Drake (Underwriting) Limited
                        -------------------------------------------

                        Prior to the execution and delivery of this Agreement, Howden Management & Data Services Limited, an English company ("HMDS"), has transferred to the Company for nominal consideration all of the issued and outstanding share capital of SDUL.


                  4.10  Sale of Halford, Shead (Holdings) Limited
                        -----------------------------------------

                        Prior to the execution and delivery of this Agreement, the Seller and SDI, have entered into an agreement in the form of Exhibit A providing for the sale to the Seller of all of the issued and outstanding share capital of Halford, Shead (Holdings) Limited, an English company (the "Halford Shead Agreement").


                  4.11  Sale of Sphere Drake Underwriting (Australia),
                        ----------------------------------------------
                        Limited
                        -------

                        Prior to the execution and delivery of this Agreement, Alexander Howden Group (Australia) Limited, an Australian company, has transferred to the Company for nominal consideration all of the issued and outstanding share capital of SDUA.

                  4.12  Disposition of Certain Subsidiaries
                        -----------------------------------

                        Prior to the execution and delivery of this Agreement, Dormante Holdings Limited, an English company ("Dormante") and the Company, and Sphere Drake Underwriting Management Limited, an English company ("SDUM") and Dormante have entered into agreements in the form of Exhibits B-1 and B-2, respectively, providing for the transfer to Dormante of all of the issued and outstanding share capital of the following corporations that are currently Subsidiaries: Alexander Agency Administration Limited, an English company and Solar Underwriting Agencies Limited, an English company (collectively, the "Subsidiary Agree-ments").

                  4.13  Administration of Certain Underwriting Pools
                        --------------------------------------------

                        On or prior Closing, Alexander Howden Group
                        Agency Management Ltd., an English company
                        ("AHGAM"), SDUM and Groves, John & Westrup
                        (Underwriting) Ltd., an English company, will enter into an agreement in the form of Exhibit C pursuant to which AHGAM, shall assume as of December 31, 1987, responsibility for the admin-istration of certain underwriting pools (the "Administration Agreement").

                  4.14  Properties
                        ----------

                        On or prior Closing, HMDS and SDI and HMDS and SDUM will enter into the agreements in the form of Exhibits D-1 and D-2, respectively, providing for the assignment of the Ringstead House Prop-erty leasehold and the Park Row Leeds Property #31 and #32 leaseholds (the "Property Agree-ments").

                  4.15  Data Processing Services
                        ------------------------

                        On or prior Closing, Alexander Howden Group Man-agement Services Limited, an English company ("AHGM") and SDUM will enter into an agreement in the form of Exhibit E pursuant to which AHGM shall provide data processing services to the Companies (the "Data Processing Agreement").

                  4.16  Resignations of Directors
                        -------------------------

                        On or prior to the Closing Date, all of the directors of the Companies who are affiliated with the Seller and listed in Schedule 4.16, shall have submitted their resignations in the form set out in Schedule 4.16, and all of the directors of the Seller or Affiliates of the Seller who are affiliated with the Buyer and listed in Schedule 4.16, shall have submitted their resignations in the form set out in Sched-ule 4.16.

                  4.17  Sentry Account
                        --------------

                        Forthwith upon collection by any of the Companies of any of the receivables due to SDUM from Sentry Insurance Company (U.K.) Limited (an English company) and Sentry Indemnity Company (a
                        Wisconsin corporation) ("SIC") amounting to
                        (B.P.537,585), US$2,863,717 and Can.$41,520 and a
                        receivable due to SDUA from SIC of B.P.114,937 the Buyer will make a payment to the Seller in cash of an amount equal to any amount so collected and the Seller shall have and assume full authority and responsibility for claims handling with respect to such receivables. The Buyer shall procure that SDUM and SDUA shall furnish the Seller or an Affiliate of the Seller with a suit-able power of attorney in such form as the Seller or such Affiliate shall reasonably request pro-viding that the Seller or such Affiliate shall have full authority and responsibility to assert claims on behalf of SDUM and SDUA in respect of such receivables.

                  4.18  Imperio Account
                        ---------------

                        The Seller will pay to SDUM a sum equivalent to balances paid by SDUM at 31st December 1986 on the Solar Marine Quota Share Treaty 1976-81 of B.P.923,315, US$1,518,960 and Can.$56,642 less the reserve set up in the books of SDUM of B.P.550,000 relating to the related E&O Claim No. 84-005-04-
                        00.  This payment will be subject to adjustment
                        30 days after the Buyer advises the Seller of the actual balances at Closing paid by SDUM less any recoveries received from the quota share reinsur-ers on the said Treaty for the years in question.

                  4.19  Statements Concerning Relationship
                        ----------------------------------

                        The Buyer and the Seller acknowledge that they will have a continuing relationship under the arrangements provided for in this Agreement (including, without limitation, Section 7) and that the insurance markets are sensitive to the identity of the owner of the businesses conducted by the Companies. Accordingly, each of the Buyer and the Seller agrees that it will make no mis-representation concerning the arrangements pro-vided for in this Agreement, and the Buyer agrees that it will not, and from and after the Closing Date will not permit any of the Companies to, hold itself out as being controlled by A&A or the Seller or represent that, otherwise than as pro-vided in the Seller's Documents, A&A or the Seller indemnifies or guarantees any of the obli-gations or liabilities of any of the Companies.

                  4.20  FET Refunds
                        -----------

                        SDUM has informed the Seller that it estimates that as of September 30, 1987 the amount of refund of Federal Excise Tax (plus accumulated interest) ("FFT") held by it for the account of SDI is B.P.1,685,000. SDI, prior to the date here-of, has declared and paid a dividend in such amount to the Company, and the Company, prior to the date hereof, has declared and paid a dividend in such amount to the Seller. The Buyer agrees that if and to the extent that there is a final determination that the amount of any FET refund held by SDUM for the account of SDI exceeds such amount (either by a court of competent jurisdic-tion or in the good faith judgment of the Board of Directors of SDUM) then the Buyer shall cause the prompt payment in cash of such amount equal to such excess to the Seller. The Seller agrees that if and to the extent that there is a final determination that the amount of any FET refund held by it for the account of SDI is less than such amount (either by a court of competent jurisdiction or in the good faith judgment of the Board of Directors of SDUM) the Seller shall cause the prompt payment in cash of an amount equal to such deficiency to SDI. The final determination of such amount shall become final and binding upon the parties unless within 30 days of receipt thereof either the Seller or the Buyer disagrees with the amount or the matters reflected therein and has not resolved such dis-agreement with the other party, in which case the Seller or the Buyer, as the case may be, may give the other party written notice of its disagree-ment (a "Notice of Disagreement"). Any such
                        Notice of Disagreement shall specify in reason-able detail the nature of any disagreement so asserted and shall be submitted to and reviewed by an arbitrator which shall act as an expert and not as an arbitrator which shall be mutually selected by the Buyer's and the Seller's audi-tors, or if they cannot agree, by the President of the Institute of Chartered Accountants of England and Wales, whose decision shall be final and binding upon the parties.


                  4.21  Tax Indemnity
                        -------------

                        At the Closing, the Buyer, the Seller and the Company shall enter into a Tax Indemnity Deed in the form of Exhibit F (the "Tax Indemnity Deed").

                  4.22  Guaranty
                        --------

                        Simultaneously with the execution and delivery of this Agreement, A&A, Alexander & Alexander Europe plc, a Scottish corporation ("A&A Europe"), and the Buyer are entering into a Guaranty Agreement in the form of Exhibit G (the "Guaranty Agree-ment").

                  4.23  Indemnification
                        ---------------

                        At the Closing, SDI and Alexander Howden North America, Inc., a Georgia corporation, shall enter into an Indemnification Agreement in the Form of Exhibit H (the "Indemnification Agreement").

                  4.24  Pension Trustee
                        ---------------

                        At the Closing, Alexander Howden Holdings plc, an English company, the Company and SDUM shall enter into a Deed in the form of Exhibit J with respect to the retirement and appointment of the trustee of the Company Pension Scheme (the "Pension Deed").

                  4.25  Further Assurances
                        ------------------

                        Each of the parties shall execute such Documents or Other Papers and take such further actions as may be reasonably required or desirable to carry out the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing. Without limiting the generality of the foregoing, the parties will use their best efforts to obtain the Seller's Consents or the Buyer's Consents, as the case may be.


             5.   Conditions Precedent to the Obligation of the Buyer to
                  ------------------------------------------------------
                  Close
                  -----

                  The obligation of the Buyer to enter into and complete the Closing is subject, at its option, to the fulfill-ment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it:

                  5.1   Representations and Covenants
                        -----------------------------

                        The representations and warranties of the Seller or any of its Affiliates, as the case may be, contained in the Seller's Documents shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Each of the Seller and its Affiliates, as the case may be, shall have performed and complied with all cove-nants and agreements required by the Seller's Documents to be performed or complied with by it in all material respects on or prior to the Clos-ing Date. The Seller and any of its Affiliates, as the case may be, shall have delivered to the Buyer a certificate, dated the Closing Date and signed by an officer of the Seller and such Affiliates, respectively, to the foregoing effect and stating that all conditions to the obliga-tions of the Buyer hereunder have been satisfied in all material respects and that the Seller and its Affiliates have not relied upon any represen-tation or warranty by the Buyer which is not a term of the Buyer's Documents.

                  5.2   Third Party Consents
                        --------------------

                        All material consents, permits and approvals from parties to Contracts or Other Agreements with the Seller or any or the Companies or any of their Affiliates that may be required in connection with the performance by the Seller or its Affili-ates of their obligations under the Seller's Documents or the continuance of such Contracts or Other Agreements with the Companies after the Closing shall have been obtained.

                  5.3   Buyer's Consents
                        ----------------

                        All Buyer's Consents as set forth in Section 3.5 shall have been received.

                  5.4   Opinions of Counsel to the Seller
                        ---------------------------------

                        The Buyer shall have received the opinions dated the Closing Date, addressed to the Buyer, of
                        (i) Debevoise & Plimpton, special United States counsel to the Seller, in the form of Exhibit K-

                        1, (ii) Slaughter and May, solicitors to the Seller, in the form of Exhibit K-2 and
                        (iii) Maclay, Murray & Spens, solicitors to the Seller, in the form of Exhibit K-3.

                  5.5   Litigation
                        ----------

                        No action, suit or proceeding shall have been instituted before any Governmental or Regulatory Body, or instituted or threatened by any Govern-mental or Regulatory Body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transac-tions.

                  5.6   Delivery of Share Certificates
                        ------------------------------

                        At the Closing, the Seller shall deliver to the Buyer share certificates representing all of the Shares, accompanied by unstamped share transfer forms in favor of the Buyer or its nominee.


             6.   Conditions Precedent to the Obligation of the Seller to
                  -------------------------------------------------------
                  Close
                  -----

                  The obligation of the Seller to enter into and complete the Closing is subject, at its option, to the fulfill-ment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it:

                  6.1   Representations and Covenants
                        -----------------------------

                        The representations and warranties of the Buyer or any of its Affiliates, as the case may be, contained in the Buyer's Documents shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Each of the Buyer and its Affiliates, as the case may be, shall have performed and complied with all cove-nants and agreements required by the Buyer's Documents to be performed or complied with by it in all material respects on or prior to the Clos-ing Date. The Buyer and any of its Affiliates, as the case may be, shall have delivered to the

                        Seller a certificate, dated the Closing Date and signed by an officer of the Buyer and such Affil-iates, respectively, to the foregoing effect and stating that all conditions to the obligations of the Seller hereunder have been satisfied in all material respects and that the Buyer and its Affiliates have not relied upon any representa-tion or warranty by the Seller which is not a term of the Seller's Documents.

                  6.2   Buyer's Consents
                        ----------------

                        All Buyer's Consents as set forth in Section 3.5 shall have been received.

                  6.3   Opinions of Counsel to the Buyer
                        --------------------------------

                        The Seller shall have received the opinions dated the Closing Date, addressed to the Seller, of Clyde & Co., solicitors to the Buyer, in the form of Exhibit L.

                  6.4   Litigation
                        ----------

                        No action, suit or proceeding shall have been instituted before any Governmental or Regulatory Body, or instituted or threatened by any Govern-mental or Regulatory Body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transac-tions.


             7.   Purchase Price Adjustments on Account of Reinsurance
                  ----------------------------------------------------
                  Recoverables and Loss Reserves
                  ------------------------------

                  The Purchase Price set forth in Section 1.2 shall be adjusted as provided in this Section 7, as follows:

                  7.1   Purchase Price Adjustments
                        --------------------------

                        Certain terms used in this Section 7 are defined in Section 7.14. Subject to the further provi-sions of this Section 7, the Seller shall pay to the Buyer as an adjustment to the Purchase Price the amounts determined from time to time in the Adjustment Account provided for in Section 7.2.

                        All amounts to be credited, paid or applied under this Section 7 shall be credited, paid or applied in accordance with the applicable provisions of this Section 7. Except as provided in Section
                        7.4 it is understood and agreed that neither the Buyer, SDI, their permitted assigns nor any other Person shall have any right of recourse in respect of the Adjustment Account provided for in
                        Section 7.2 against the Seller or any other
                        Person or any of their assets.

                  7.2   Adjustment Account
                        ------------------

                        The Seller shall maintain pursuant to this Sec-tion 7 an open account (the "Adjustment Account") in favor of the Buyer, and amounts shall be cred-ited and charged to the Adjustment Account on each Adjustment Date as provided in this Sec-tion 7. The balance in the Adjustment Account shall be adjusted as follows:

                        (i) as of any Adjustment Date, the balance of the Adjustment Account shall be increased by the amount of any Net Recoverables Adjustment;

                        (ii)     as of any Adjustment Date that is a
                                 Reserve Adjustment Date or an Accelera-
                                 tion Date, the balance of the Adjustment
                                 Account shall be increased (decreased)
                                 by the positive (negative) amount of any Net Reserves Adjustment;

                        (iii) as of any Adjustment Date that is a Tax Adjustment Date, the balance of the Adjustment Account shall be decreased by the amount of any Net Tax Benefit Adjustment;

                        (iv) as of any Adjustment Date that is an Annual Adjustment Date or an Accelera-tion Date occurring in either case on December 31, 1988 or thereafter, the balance of the Adjustment Account shall be decreased by the amount of any Net Pipeline Profits Adjustment;

                        (v) as of any Adjustment Date, the balance of the Adjustment Account shall be decreased by the amount of any Net Write Off Adjustment;

                        (vi) as of any Adjustment Date, the balance of the Adjustment Account shall be decreased by the amount of any Negative Balance determined as of any prior Adjustment Date not theretofore applied to the Adjustment Account pursuant to this clause (vi) of this Section 7.2;

                        (vii) as of any Adjustment Date, the balance of the Adjustment Account shall be increased in accordance with Section
                                 7.12 by the amount specified in any
                                 notice given pursuant to Section 7.12;

                        (viii) as of any Adjustment Date, the balance of the Adjustment Account shall be decreased by any amount paid by the Seller to the Buyer pursuant to Sec-tion 7.4 or 7.5 with respect to such Adjustment Date;

                        (ix) as of any Adjustment Date, the balance of the Adjustment Account shall be increased by the amount of any Collec-tion Costs incurred by the Buyer and not included in Net Recoverables Adjustment (90% of such amount in respect of Non-Proportional Recoverables and Propor-tional Recoverables);

                        (x) as of any Adjustment Date, the balance of the Adjustment Account shall be decreased by the amount of any Remaining Balance paid to SDI pursuant to Section
                                 7.9 during the period ending on such
                                 Adjustment Date and commencing on the
                                 immediately prior Adjustment Date;

                        (xi) as of any Acceleration Date, an amount equal to the full balance of the Adjust-ment Account (but not to exceed the then Accreted Value of the Notes) as at such Acceleration Date shall be paid as provided below in this Section 7.2 and the Adjustment Account shall be reduced by the amount so applied (but not below zero);

                        (xii)    as of any such Adjustment Date that
                                 occurs subsequent to January 1, 1988,
                                 the balance of the Adjustment Account
                                 shall be increased by the Reinsurance
                                 Recoverables Increase Amount with
                                 respect to the period ending on such
                                 Adjustment Date and commencing on the
                                 immediately prior Adjustment Date;

                        (xiii) as of any Adjustment Date that is an Equity Adjustment Date, the balance of the Adjustment Account shall be decreased by the Equity Put Adjustment; and

                        (xiv) as of any Adjustment Date that occurs subsequent to January 1, 1988, the bal-ance of the Adjustment Account shall be increased by an amount determined by applying the Applicable Rate to an amount equal to (a) the balance of the Adjustment Account as of the immediately prior Adjustment Date, less (b) the
                                                        ----
                                 amount of any Matured Eligible Recovera-bles outstanding as of such immediately prior Adjustment Date and included in such balance at such prior Adjustment Date.

                        Anything in this Agreement to the contrary not-withstanding, if the adjustments to the Adjust-ment Account otherwise required pursuant to this
                        Section 7 as of any Adjustment Date (including, without limitation, the Final Adjustment Date) would result in a negative balance in the Adjust-ment Account (a "Negative Balance"), such balance shall, subject to the last sentence of Sec-tion 7.4, for all purposes of this Agreement be deemed to have been adjusted on such Adjustment Date to zero. As of the earlier to occur of the Final Adjustment Date or the Acceleration Date, any balance of the Adjustment Account shall be paid by the Seller to the Buyer. Adjustments contemplated by this Section 7.2 shall be calculated and determined in accordance with any applicable Adjustment Schedule provided for in
                        Section 7.7, with any such adjustment to become definitive on the date on which the applicable Adjustment Schedule becomes final.

                  7.3   Determination of Reinsurance Recoverables
                        -----------------------------------------
                        Increase Amount
                        ---------------

                        In connection with the adjustments to be made to the Adjustment Account pursuant to Section 7.2, there shall be computed with respect to each Eligible Recoverable an amount determined by applying the Applicable Rate to the Recoverable Base Amount from time to time outstanding of such Eligible Recoverable from and including the date upon which each such Eligible Recoverable becomes an Eligible Recoverable to but not including the date upon which such Eligible Recoverable is actually paid to the Buyer or any of the Compa-nies in full. On each Adjustment Date, an amount shall be computed pursuant to the provisions of the preceding sentence with respect to each Eligible Recoverable that was an Eligible Recov-erable at any time during the period ending on such Adjustment Date and commencing on the imme-diately prior Adjustment Date, and the sum of the amounts so determined with respect to each such Eligible Recoverable shall be the "Reinsurance Recoverables Increase Amount" as of such Adjust-ment Date.

                  7.4   Cash Adjustments Following Certain Events
                        -----------------------------------------

                        Anything in this Section 7 to the contrary not-withstanding (but subject to Section 7.5), fol-lowing any payment pursuant to Section 7.2 of the balance of the Adjustment Account as of any Acceleration Date, the Adjustment Account shall be continued and amounts shall be credited and charged to the Adjustment Account on each Adjust-ment Date as provided in this Section 7; provided
                                                                 --------
                        that subject to the limitations set forth in
                        Section 7.5, any positive amount in the Adjust-ment Account as at any such Adjustment Date sub-sequent to an Acceleration Date shall be paid by the Seller to the Buyer (or to its permitted assigns) in cash at the Adjustment Closing imme-diately following such Adjustment Date. The Buyer shall pay the Seller directly (notwith-standing any assignment of the Buyer's rights in respect of the Adjustment Account) an amount equal to the lesser of the Negative Balance and all amounts by which the Adjustment Account shall theretofore have been decreased pursuant to Sec-tion 7.2(x) as at any such Adjustment Date (reduced by all amounts theretofore paid pursuant to this sentence) in cash at the Adjustment Clos-ing next following such Adjustment Date and the Negative Balance shall be reduced by the amount of any cash payments made pursuant to this sen-tence.

                  7.5   Limitation on Liability
                        -----------------------

                        The total cumulative liability of the Seller to
                        the Buyer under this Section 7 shall not exceed
                        the sum of B.P.32,651,934 plus the amount of any Warrant Proceeds, provided that such sum shall be
                                          --------
                        reduced if any of the Notes shall have been pre-paid in accordance with Section 9 of the Note Purchase Agreement by an amount equal to the excess, if any, of (i) the Prepaid Percentage of
                                            -
                        Notes so prepaid times B.P.32,651,934, over (ii) the
                                         -----              ----  --
                        Accreted Value of the Notes so prepaid. For these purposes the "Prepaid Percentage" shall be a fraction, the numerator of which is the aggre-gated stated principal amount of the Notes so prepaid and the denominator of which is the aggregate stated principal amount of the Notes outstanding as of the Closing Date.

                  7.6   Current Status of Recoverables
                        ------------------------------

                        Schedule 7.6 annexed hereto sets forth (i) a list of all Proportional Recoverables that are Closed Recoverables together with the reserves for bad debts specifically applied against such Propor-tional Recoverables and (ii) a list of all Pro-portional Recoverables that are Open Recoverables based solely on the latest best estimates of SDI (as to which the Seller has no independent knowl-edge), together with the reserves for bad debts specifically applied against such Proportional

                        Recoverables as reflected on the books and records of SDI.

                  7.7   Preparation of Adjustment Schedules
                        -----------------------------------

                        The Buyer shall cause SDI to deliver to the
                        Seller as promptly as possible following each Adjustment Date but in no event later than 90 days (180 days if such Adjustment Date is a Reserve Adjustment Date) following each Adjust-ment Date a schedule (a "Reinsurance Recoverable Schedule") in the form of Exhibit M, accompanied, in the case of the Adjustment Date at the end of the fourth calendar quarter, by a report of the auditors of SDI stating that such auditors have reviewed (I) such Reinsurance Recoverable Sched-ule and each other Reinsurance Recoverable Sched-ule delivered subsequent to the last such report (or the date of the Closing if there was no such report), (II) the provisions of this Agreement (including Exhibit M) and (III) the appropriate accounting records of SDI, and that such Reinsur-ance Recoverable Schedules have been prepared in accordance with such provisions and properly reflect the information in such books and records; and if such Adjustment Date is a Reserve Adjustment Date, a schedule (a "Reserve Sched-ule") in the form of Exhibit N accompanied by a report of the auditors of SDI stating that such auditors have reviewed (w) such Reserve Schedule,
                        (x) the provisions of this Agreement (including Exhibit N), (y) the report referred to in the last sentence of this Section 7.7, and (z) the appropriate accounting books and records of SDI and that such Reserve Schedule has been prepared in accordance with such provisions and properly reflects the information in such report and books and records. In any event the Buyer shall cause SDI to deliver to the Seller no later than 75 days following each Reserve Adjustment Date a draft statement of SDI's Net Reserves Adjustment as at such Reserve Adjustment Date. In addition, within 180 days following each Annual Adjustment Date commencing with December 31, 1988, the Buyer shall cause SDI to deliver to the Seller a sched-ule (a "Pipeline Profits Schedule") showing the calculation of the Net Pipeline Profits Adjust-ment with respect to the preceding accounting year (the Pipeline Profits Schedule, together with the Reinsurance Recoverable Schedule and the Reserve Schedule being hereinafter collectively called the "Adjustment Schedules"). In determin-ing the amount of all Net Recoverables Adjust-ments, Net Reserve Adjustments and Pipeline Prof-its, all adjustments and calculations are to be made in their original currency (i.e., Sterling, United States or Canadian dollars) and then translated into Sterling (i) if at the end of an accounting year of SDI, at the exchange rates in effect in preparing SDI's annual accounts and
                        (ii) if at the last day of the first three quar-ters of SDI's accounting year, at the exchange rates published in the Financial Times as at such
                                               ---------------
                        day (or if such day is not a Business Day, as at the immediately preceding Business Day). The Adjustment Schedules shall become final and bind-ing upon the parties (except that any Net Recov-erables Adjustment made on an Adjustment Date that is not an Annual Adjustment Date, shall be subject to year-end audit adjustment) unless within 30 days of receipt thereof either the Seller or the Buyer disagrees with the amount or the matters reflected therein and has not resolved such disagreement with the other party, in which case the Seller or the Buyer, as the case may be, may give the other party written notice of its disagreement (a "Notice of Dis-agreement"). Any such Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and shall be submit-ted to and reviewed by an arbitrator (who shall act as an expert and not as an arbitrator) which shall be mutually selected by the Buyer's and the Seller's auditors, or if they cannot agree, by the President of the Institute of Chartered Accountants of England and Wales, whose decision shall be final and binding upon the parties. Net Reserve Adjustments shall be based upon a report on the required loss reserves of SDI prepared
                        (a) with respect to the first Reserve Adjustment Date, by Milliman & Robertson, Inc. and (b) with respect to subsequent Reserve Adjustment Dates, by any firm of independent consulting actuaries of recognized standing selected by SDI and rea-sonably acceptable to the Seller (it being agreed that Tillinghast Nelson & Warren shall be accept-able to the Seller). Within 180 days after the end of each year, the Buyer shall furnish the Seller with a report of Milliman & Robertson, Inc. (for each year through December 31, 1988) and such other independent consulting actuaries (for each subsequent year) on the required loss reserves of SDI.

                  7.8   Settlements
                        -----------

                        The settlement of any amounts owing by the Seller to the Buyer pursuant to this Section 7 and the settlement of any amounts owing by the Buyer to the Seller pursuant to this Section 7 shall take place at a closing (an "Adjustment Closing") to be held on the tenth Business Day following the date upon which the Adjustment Schedules relating to such Adjustment Closing become final and bind-ing on the parties pursuant to Section 7.7. Any such Adjustment Closing shall take place at the offices of Slaughter and May, 35 Basinghall Street, London EC2V 5DB, at 10:00 a.m. local time, or such other place or such other time or date as the Buyer and the Seller agree in writ-ing. Any amounts owing by the Buyer or the Seller at any Adjustment Closing shall be payable in cash in same-day funds, together with interest on the amount so due computed from but not including the Adjustment Date as to which the settlement to be made at such Adjustment Closing relates to and including the date of payment, at the base lending rate from time to time of National Westminster Bank plc based on a year of 365 days and the actual number of days elapsed (each change in such rate of interest to be effective as at the opening of business on the date the change in such rate is determined by such bank to be effective).

                  7.9   Collection of Reinsurance Recoverables
                        --------------------------------------

                        At such time as any amount has been included in a Net Recoverables Adjustment with respect to any particular Reinsurance Recoverable, the Seller or such Affiliate of the Seller as the Seller may designate shall thereupon have and assume full authority and responsibility for claims handling with respect to such Reinsurance Recoverable. In this connection, the Buyer shall furnish the Seller or such Affiliate with a suitable power of attorney in such form as the Seller or such Affiliate shall reasonably request providing that the Seller or such Affiliate shall have full authority and responsibility to assert claims on behalf of the Buyer or the Companies with respect to such Reinsurance Recoverables. In discharging its claims handling responsibility with respect to such Reinsurance Recoverables, the Seller or such Affiliate shall attempt to collect the amount thereof and shall act in the ordinary manner applicable in the industry to collections of Reinsurance Recoverables, and the Seller or such Affiliate will consult from time to time with the Buyer at the Buyer's reasonable request with respect to the collection status of any such Reinsurance Recoverable but in the absence of such request shall not be required to consult with the Buyer in advance of taking any action with respect to the collection thereof. The Seller or such Affiliate shall deliver to the Buyer as promptly as possible following each Adjustment Date (but in no event later than 90 days following each Adjustment Date) a schedule showing the collection status of each outstanding Eligible Recoverable. The Seller may hold itself out as the agent and attorney-in-fact of SDI in connection with attempts to collect any such Reinsurance Recoverable but all costs and ex-penses of collection incurred in connection with such attempts following the assumption pursuant to this Section 7.9 of its claims handling responsibility shall be borne by the Seller or such Affiliate. The Seller or any of its Affili-ates shall indemnify, defend and hold harmless, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind) and fully in cash and without limitation as to time or amount, the Buyer and the Companies from and against, and reimburse, make whole and pay the Buyer and the Companies for, all losses, claims, liabilities, damages, deficiencies, costs or expenses (includ-ing interest and penalties) based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of any attempt by the Seller or any of its Affiliates to collect any such Eligible Recoverable pursuant to this Section 7.9 and shall reimburse the Buyer and the Companies for any legal or other expenses (including any value added or similar tax payable thereon) reasonably incurred, as such expenses are incurred, by them in connection therewith. Any amounts collected by the Seller with respect to any such Eligible Recoverable shall be applied as follows:
                        (i) first, to reimburse the Seller or any of its Affiliates, as the case may be, for Collection Costs with respect to such Reinsurance Recover-able; and (ii) any balance of such collection then remaining (the "Remaining Balance") shall thereupon be promptly paid to SDI. Any Reinsur-ance Recoverable shall to the extent of any pay-ment made pursuant to the immediately preceding sentence thereupon cease to be an Eligible Recov-erable for purposes of this Agreement (including, without limitation, Section 7.3). At the Adjust-ment Date following the reimbursement of the Seller or any of its Affiliates, as the case may be, Collection Costs and the payment of any Remaining Balance to the Buyer pursuant to this
                        Section 7.9, the Adjustment Account shall be decreased by the amount of such Remaining Bal-ance. The Seller and the Buyer shall, and the Buyer shall cause SDI and SDUM to, take reason-able measures to cooperate with respect to any interests that any third party insured may have with respect to policies under which any such Eligible Recoverable arise.

                  7.10  No Commutation of Recoverables, Etc.
                        ------------------------------------

                        The Buyer shall not permit SDI to (i) commute, reduce, settle or discount Reinsurance Recover-able balances for amounts applicable to 1986 and prior underwriting years without the prior writ-ten consent of the Seller or (ii) pledge or otherwise subject to any Lien its Reinsurance Recoverables (except for any Liens which may arise in the ordinary operation of its business). The Buyer will cause SDI to proceed with dili-gence to collect amounts which are or may become Reinsurance Recoverables in a manner that will not prejudice the collectibility thereof. Except with respect to those Reinsurance Recoverables set forth on Schedule 7.10, the Seller shall not make any direct or indirect solicitation of the debtor in respect of any Reinsurance Recoverable for collection purposes. The Buyer shall not attempt to cause any debtor in respect of any Reinsurance Recoverable to allocate payments other than to the oldest outstanding balance due from such debtor. If SDI receives any payment from a debtor on any Reinsurance Recoverable, the Buyer shall cause SDI to credit such payment to the oldest outstanding balance due from such debtor; provided that (x) if and to the extent
                                --------
                        that such debtor has specifically allocated any payment other than to such oldest outstanding balance, SDI may credit such payment accordingly and the Buyer will cause SDI promptly to notify the Seller of such allocation and (y) if such payment is on a commuted Reinsurance Recoverable, such payment shall be credited as agreed by the Seller in connection with the consent contem-plated by the first sentence of, this Sec-tion 7.10.

                  7.11  Accounts of SDI, Etc.
                        ---------------------

                        The principles used in determining the amount of any item for purposes of any calculation to be made pursuant to this Section 7 (including, with-out limitation, Reserve Items, Reinsurance Recov-erables and Pipeline Profits) shall be in accor-dance with standard accounting practices applica-ble in the United Kingdom consistently applied with those used in preparing the accounts of SDI included in the SDI Balance Sheet but without regard to any changes subsequent to December 31, 1986, in standard accounting practices applicable in the United Kingdom or in legal or other regu-latory provisions applicable to SDI, and all books and records of SDI applicable to such com-putations shall also be kept in accordance with such provisions. It is understood and agreed that certain reinsurance recoverables of SDI are booked as reinsurance recoverables on the books and records of SDUM and on the books and records of SDI as a receivable from SDUM, and references in this Section 7 to recoverables of SDI shall mean and include such items as reflected on the books and records of SDUM. For purposes of this Agreement, Pipeline Profits will be determined for the first time as of December 31, 1988, and annually thereafter.

                  7.12  Other Indemnities
                        -----------------

                        In the event of any Act of Insolvency applicable to the Seller, the Buyer shall have the option, exercisable by written notice to the Seller, to apply to the Adjustment Account any amounts pay-able to the Buyer by the Seller pursuant to this Agreement that would otherwise be payable by the Seller to the Buyer in cash.

                  7.13  Right of Inspection
                        -------------------

                        For so long as the Purchase Price is subject to adjustment pursuant to this Section 7, the Seller shall be entitled, through its employees and representatives, to inspect, examine and to make copies of such of the books, records and finan-cial statements of the Companies as may be rele-vant to a determination of the adjustments required by this Section 7. Any such inspection and examination shall be conducted at reasonable times and under reasonable circumstances and in such a manner that the Companies' businesses will not be unreasonably disrupted, and the Buyer, the Companies and any of their Affiliates shall coop-erate fully therein. The Seller shall, and shall cause its Affiliates and any other Person to whom the Buyer has given access to information dis-closed pursuant to this Section 7.13 to, keep confidential and not use in any manner any infor-mation or documents obtained from any of the Companies or any of their Affiliates unless read-ily ascertainable from public or published infor-mation, provided that the foregoing shall not prohibit the disclosure of such information
                        (a) as may become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony to any regula-tory body with appropriate jurisdiction or (c) as may be required or appropriate in response to any summons, subpoena or legal proceedings. For so long as the Seller shall have any claims handling responsibility with respect to any Eligible

                        Recoverable pursuant to Section 7.9, the Buyer shall be entitled, through its employees and representatives, to inspect, examine and to make copies of such of the books, records and finan-cial statements of the Seller as may be relevant to any determination with respect to the collec-tion status of any such Eligible Recoverable.
                        Any such inspection and examination shall be conducted at reasonable times and under reason-able circumstances and in such a manner that the Seller's business will not be unreasonably dis-rupted, and the Seller and any of its Affiliates shall operate fully therein. The Buyer shall, and shall cause its Affiliates and any other Person to whom the Seller has given access to information disclosed pursuant to this Section
                        7.13 to, keep confidential and not use in any manner any information or documents obtained from the Seller or any of its Affiliates unless read-ily ascertainable from public or published infor-mation, provided that the foregoing shall not prohibit the disclosure of such information
                        (a) as may become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony to any regula-tory body with appropriate jurisdiction or (c) as may be required or appropriate in response to any summons subpoena or legal proceedings. Each of the Seller and the Buyer shall promptly notify the other of any event or circumstance that it believes may have a material impact on the adjustments contemplated by this Section 7 (such as the insolvency of a major reinsurer), but the rights of such party shall not be diminished or otherwise prejudiced in any way whatsoever as a result of any failure to give such notice. The Seller shall at all times have designated a per-son in London, England, reasonably satisfactory to the Buyer for the purpose of coordinating with the Buyer concerning matters arising under this
                        Section 7.

                  7.14  Certain Definitions
                        -------------------

                        As used in this Section 7 and in Section 8, as applicable, the following terms have the follow-ing meanings:

                        "Acceleration Date" means any date upon which the
                         -----------------
                        Notes are prepaid in full pursuant to Section 9.1 of the Note Purchase Agreement or the Notes are declared to be due and payable in accordance with the provisions of the Note Purchase Agreement prior to their maturity following any Event of Default (as such term is defined in the Note Purchase Agreement).

                        "Accreted Value" has the meaning specified in the
                         --------------
                        Note Purchase Agreement.

                        "Act of Insolvency," with respect to the Seller,
                         -----------------
                        means that one of the following conditions or events shall occur and be continuing:

                        (i)      an administration order is made in
                                 respect of the Seller or an order is
                                 made or a resolution passed for the
                                 winding up of the Seller; or

                        (ii) the Seller stops or threatens to stop payment or ceases or threatens to cease to carry on all or substantially all of its business (other than for the pur-poses of reorganization or amalgamation while solvent and as previously approved by the Buyer), or is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or an order is made by any competent court, or any resolution is passed by the Seller, to apply for judicial composition proceed-ings with its creditors or any voluntary arrangement is proposed under Section 1 of the Insolvency Act 1986, or makes any assignment for the benefit of creditors, or a liquidator, provisional liquidator, administrator or other similar official is validly appointed in relation to the Seller or all or a substantial part of any of its assets; or

                        (iii) any encumbrancer takes possession of or a receiver or administrative receiver is appointed of or over any of the assets of the Seller; or

                        (iv) any distress or other process is levied or enforced or served upon or against any asset of the Seller and is not dis-charged within 90 days; or

                        (v) if there shall exist final judgments against the Seller aggregating in excess of B.P.100,000 and if any one of such judg-ments shall have been outstanding for any period of 60 days or more from the date of its entry and shall not have been discharged in full or stayed pend-ing appeal.

                                 "Adjustment Account" has the meaning set
                                  ------------------
                                 forth in Section 7.2.

                                 "Adjustment Closing" has the meaning set
                                  ------------------
                                 forth in Section 7.8.

                                 "Adjustment Date" means the last day of
                                  ---------------
                                 each quarter of SDI's accounting year,
                                 commencing December 31, 1987, and ending
                                 December 31, 1994.

                                 "Adjustment Schedules" has the meaning
                                  --------------------
                                 set forth in Section 7.7.

                                 "Allocated Loss Adjustment Expenses"
                                  ----------------------------------
                                 means all expenses that SDI, under its
                                 accounting practices, directly allocates to a particular claim. Salaries, office and travelling expenses of all employees of the Companies and the Companies' overhead shall be excluded from Allo-cated Loss Adjustment Expenses.

                                 "Annual Adjustment Date" means the last
                                  ----------------------
                                 day of each fiscal year of SDI, from
                                 December 31, 1987, through December 31,
                                 1994.

                                 "Applicable Rate" means 11% per annum
                                  ---------------
                                 (compounded on June 30 and December 31
                                 in each year).

                                 "Billing Date" means in the case of
                                  ------------
                                 (i) any Reinsurance Recoverables in
                                 respect of accounting periods ending
                                 prior to January 1, 1987, the later of
                                 the date such recoverable is billed to
                                 the broker, and December 31, 1986;
                                 (ii) any Reinsurance Recoverables with
                                 respect to proportional reinsurance, for accounting periods ending after December 31, 1986, the date such recoverable is billed to the broker; and (iii) any other Reinsurance Recoverables, the date on which a collecting note has been submitted to the applicable intermedi-ary.

                                 "Closed Recoverable" means any amount
                                  ------------------
                                 receivable of SDI from a reinsurer,
                                 other than a Reinsurance Affiliate of
                                 the Buyer, in respect of accounting
                                 periods ended prior to January 1, 1987.

                                 "Collection Costs," with respect to any
                                  ----------------
                                 Eligible Recoverable, means all reason-
                                 able out-of-pocket expenses incurred in
                                 connection with collecting such Eligible
                                 Recoverable (including reasonable legal
                                 fees and disbursements) but shall not
                                 include any costs or expenses of collec-
                                 tion agents, management time or over-
                                 head; provided that the Collection Costs
                                       --------
                                 of the Buyer or SDI shall not include
                                 any expenses incurred by either of them
                                 in connection with any litigation insti-tuted without the prior written consent of the Seller.

                                 "Combined Reserves Adjustment" means, as
                                  ----------------------------
                                 at each Reserve Adjustment Date, the
                                 algebraic sum of (i) the Motor Reserves
                                 Adjustment as at such Reserve Adjustment
                                 Date; plus (ii) the Other Reserves
                                 Adjustment as at such Reserve Adjustment
                                 Date; and less (iii) the algebraic sum
                                           ----
                                 of all Combined Reserves Adjustments
                                 theretofore applied to the Adjustment
                                 Account pursuant to Section 7.2.

                                 "Eligible Recoverable" means, as at each
                                  --------------------
                                 Adjustment Date, any amount receivable
                                 by SDI from a reinsurer, other than a
                                 Reinsurance Affiliate of the Buyer, as
                                 to which the first anniversary of the
                                 Billing Date thereof has occurred on or
                                 prior to such Adjustment Date.

                                 "Equity Adjustment Date" has the meaning
                                  ----------------------
                                 set forth in the Warrant Agreement.

                                 "Equity Put Adjustment" means an
                                  ---------------------
                                 "Adjustment" within the meaning of the
                                 Warrant Agreement under Section
                                 3.2(ii)(b) of the Warrant Agreement.

                                 "Final Adjustment Date" means December
                                  ---------------------
                                 31, 1994.

                                 "Matured Eligible Recoverables" means,
                                  -----------------------------
                                 as at each Adjustment Date, any Eligible
                                 Recoverable as to which the second anni-versary of the Billing Date thereof has occurred on or prior to such Adjustment Date.

                                 "Motor Reserves" means, as at December
                                  --------------
                                 31, 1986 or any Reserve Adjustment Date,
                                 SDI's loss reserves (including, without
                                 limitation, IBNR), plus Allocated Loss
                                 Adjustment Expenses, minus reinsurance
                                 recoverables whether or not collectable, in each case with respect to SDI's motor insurance lines (excluding business accounted for on a three year funded basis), for all accident years 1986 and prior as reflected on the books and accounts of SDI for its accounting year ended on such date.

                                 "Motor Reserves (Adjusted)" means, as at
                                  -------------------------
                                 each Reserve Adjustment Date, the alge-
                                 braic sum of (i) SDI's Motor Reserves as
                                 at such Adjustment Date, plus (ii) all
                                                          ----
                                 cash disbursements on account of losses
                                 (including all Allocated Loss Adjustment
                                 Expenses) paid after December 31, 1986,
                                 through such Reserve Adjustment Date
                                 with respect to the motor insurance
                                 lines for all accident years 1986 and
                                 prior, minus (iii) cash amounts that
                                        -----
                                 relate to reinsurance recovered and
                                 salvage and subrogation recoveries with
                                 respect to such motor insurance lines,
                                 for all accident years 1986 and prior,
                                 during the period commencing January 1,
                                 1987 through such Adjustment Date, all
                                 as reflected on the books and records of SDI.

                                 "Motor Reserves Adjustment" means, as at
                                  -------------------------
                                 each Reserve Adjustment Date, (i) if
                                 SDI's Motor Reserves (Adjusted) as at
                                 such Reserve Adjustment Date exceed
                                 SDI's Motor Reserves at December 31,
                                 1986, the amount of such excess
                                 expressed as a positive number; and
                                 (ii) if SDI's Motor Reserves (Adjusted)
                                 as at such Reserve Adjustment Date are
                                 less than SDI's Motor Reserves at
                                 December 31, 1986, the amount of such
                                 difference expressed as a negative num-
                                 ber.

                                 "Negative Balance" has the meaning set
                                  ----------------
                                 forth in Section 7.2.

                                 "Net Closed Recoverables Adjustment
                                  ----------------------------------
                                 Amount" means, as at each Adjustment
                                 ------
                                 Date, the algebraic sum of (i) the
                                 aggregate of all Matured Eligible Recov-
                                 erables that are Closed Recoverables, to
                                 the extent not actually paid to SDI
                                 during the period since the immediately
                                 prior Adjustment Date (December 31,
                                 1986, if there is no such previous
                                 Adjustment Date), and not previously
                                 included in the Net Recoverables Adjust-
                                 ment; less (ii) the aggregate amount of
                                       ----
                                 all reserves specifically applicable to
                                 all of such Closed Recoverables as
                                 reflected on the books and records of
                                 SDI as at December 31, 1986, not previ-
                                 ously applied to reduce the Net Closed
                                 Recoverables Adjustment Amount; plus
                                 (iii) Collection Costs incurred by SDI
                                 in attempting to collect such Closed
                                 Recoverables.

                                 "Net Non-Proportional Recoverables
                                  ---------------------------------
                                 Adjustment Amount" means as at each
                                 -----------------
                                 Adjustment Date, the algebraic sum of
                                 (i) the aggregate of all Matured Eligi-
                                 ble Recoverables that are Non-Propor-
                                 tional Recoverables incepted on or prior
                                 to December 31, 1986, that are recorded
                                 on the books and records of SDI as col-
                                 lectible after December 31, 1986, that
                                 are not actually paid to SDI during the
                                 period since the immediately prior
                                 Adjustment Date (December 31, 1986, if
                                 there is no such prior Adjustment Date),
                                 and not previously included in the Net
                                 Recoverables Adjustment; less (ii) the
                                                          ----
                                 aggregate amount of all reserves specif-ically applicable to all of such Non-Proportional Recoverables as reflected on the books and records of SDI as at December 31, 1986, not previously applied to reduce the Net Non-Propor-tional Recoverables Adjustment Amount; plus (iii) Collection Costs incurred by SDI in attempting to collect such Non-Proportional Recoverables.

                                 "Net Pipeline Profits Adjustment" means,
                                  -------------------------------
                                 as at each Annual Adjustment Date, the
                                 algebraic sum of (i) 50% of the amount
                                 by which (a) the aggregate of Pipeline
                                 Profits with respect to each accounting
                                 year of SDI commencing January 1, 1987,
                                 and ending on any such date, exceeds (b)
                                 B.P.3,750,000, less (ii) any amount previ-
                                             ----
                                 ously included in Net Pipeline Profits
                                 Adjustment.

                                 "Net Proportional Recoverables Adjust-
                                  -------------------------------------
                                 ment Amount" means, as at each Adjust-
                                 -----------
                                 ment Date, the algebraic sum of (i) the
                                 aggregate of all Matured Eligible Recov-
                                 erables that are Proportional Recovera-
                                 bles in respect of all accounting peri-
                                 ods ended after December 31, 1986, with
                                 respect to underwriting years 1986 and
                                 prior, as reflected on the books and
                                 records of SDI, that are not actually
                                 paid to SDI during the period since the
                                 immediately prior Adjustment Date
                                 (December 31, 1986, if there was no such
                                 prior Adjustment Date) and not previ-
                                 ously included in the Net Recoverables
                                 Adjustment; less (ii) the aggregate
                                             ----
                                 amount of all reserves specifically
                                 applicable to all of such Proportional
                                 Recoverables as reflected on the books
                                 and records of SDI as at December 31,
                                 1986, not previously applied to reduce
                                 the Net Proportional Recoverables
                                 Adjustment Amount; plus (iii) Collection
                                                    ----
                                 Costs incurred by SDI in attempting to
                                 collect such Proportional Recoverables.

                                 "Net Recoverables Adjustment" means, as
                                  ---------------------------
                                 at each Adjustment Date, the algebraic
                                 sum of 100% of any Net Closed Recovera-
                                 bles Adjustment Amount, 90% of any Net
                                 Proportional Recoverables Adjustment
                                 Amount and 90% of any Net Non-Propor-
                                 tional Recoverables Adjustment Amount,
                                 determined in each case as of such date.

                                 "Net Reserves Adjustment" means as at
                                  -----------------------
                                 each Reserve Adjustment Date, (i) if the
                                 Combined Reserves Adjustment as at such
                                 Reserve Adjustment Date is a positive
                                 number, 80%, of such amount; and (ii) if the Combined Reserves Adjustment as at such Reserve Adjustment Date is a nega-tive number, 50% of such amount.

                                 "Net Tax Benefit Adjustment" has the
                                  --------------------------
                                 meaning specified in Section 8.6.

                                 "Net Write Off Adjustment" means, as at
                                  ------------------------
                                 each Adjustment Date, the algebraic sum
                                 of (i) 50% of the amount by which
                                 (a) the aggregate of all amounts col-
                                 lected by or on behalf of SDI since
                                 January 1, 1987 for its account (net of
                                 any Collection Costs incurred by SDI or
                                 the Buyer) with respect to any reinsur-
                                 ance recoverable written off on the
                                 books and records of SDI prior to
                                 December 31, 1986, exceeds (b) B.P.200,000,
                                 less (ii) any amount previously included
                                 ----
                                 in Net Write Off Adjustment.

                                 "Non-Proportional Recoverable" means any
                                  ----------------------------
                                 amount receivable of SDI from a rein-
                                 surer, other than a Reinsurance Affili-
                                 ate of the Buyer, with respect to non-
                                 proportional and facultative reinsurance policies.

                                 "Note Purchase Agreement" means that
                                  -----------------------
                                 certain Note Purchase Agreement of even
                                 date herewith between Sphere Drake Hold-ing Public Limited Company, an English company, the Buyer and the Seller.

                                 "Notes" has the meaning specified in the
                                  -----
                                 Note Purchase Agreement.

                                 "Open Recoverables" means reinsurance
                                  -----------------
                                 amounts collectable for underwriting
                                 years 1986 and prior billed to reinsur-
                                 ers on January 1, 1987 or later.

                                 "Other Reserves" means, as at December
                                  --------------
                                 31, 1986 or any Reserve Adjustment Date, the loss reserves of SDI at December 31, 1986, with respect to all insurance business other than its motor insurance lines (but Other Reserves shall include loss reserves in respect of motor insur-ance lines accounted for on a three-year funded basis), including, without limi-tation, its marine, non-marine and avia-tion lines.

                                 "Other Reserves (Adjusted)" means, as at
                                  -------------------------
                                 each Reserve Adjustment Date, SDI's
                                 Other Reserves as at December 31, 1986,
                                 recomputed as at such Reserve Adjustment
                                 Date using the actual ultimate loss
                                 ratio determined as at such date of SDI
                                 with respect to such business (it being
                                 the intent of the parties that in such
                                 recomputation no adjustment be made with respect to uncollectible reinsurance recoverables), on a basis consistent with the principles used in determining

                                 SDI's Other Reserves at December 31,
                                 1986).

                                 "Other Reserves Adjustment" means, as at
                                  -------------------------
                                 each Reserve Adjustment Date, (i) if
                                 SDI's Other Reserves (Adjusted) as at
                                 such Reserve Adjustment Date exceed
                                 SDI's Other Reserves at December 31,
                                 1986, the amount of such excess
                                 expressed as a positive number; and
                                 (ii) if SDI's Other Reserves (Adjusted)
                                 as at such Reserve Adjustment Date are
                                 less than SDI's Other Reserves at
                                 December 31, 1986, the amount of such
                                 difference expressed as a negative num-
                                 ber.

                                 "Pipeline Profits" means, as at each
                                  ----------------
                                 Annual Adjustment Date, the aggregate
                                 (or net amount) for all classes of busi-ness of (i) the amount of premium, received by SDI commencing on January 1, 1987, as to each class of business in respect of business incepted on or prior to December 31, 1986, and not recorded on the books and records of SDI at December 31, 1986, multiplied by
                                 (ii) the amount by which the ultimate
                                 loss ratio for each class of business as at such Annual Adjustment Date is below or in excess of 100% (if the amount determined in accordance with the fore-going provision shall be less than zero, Pipeline Profits at such Annual Adjust-ment Date shall be zero).

                                 "Proportional Recoverable" means any
                                  ------------------------
                                 amount receivable of SDI from a rein-
                                 surer, other than a Reinsurance Affili-
                                 ate of the Buyer, with respect to pro-
                                 portional reinsurance.

                                 "Recoverable Base Amount" means (i) with
                                  -----------------------
                                 respect to any Closed Recoverable, 100%
                                 of the Net Closed Recoverables Adjust-
                                 ment Amount and (ii) with respect to any Non-Proportional Recoverable or Propor-tional Recoverable, 90% of the Net Non-

                                 Proportional Recoverables Adjustment
                                 Amount or the Net Proportional Recovera-bles Adjustment Amount, respectively.

                                 "Reinsurance Affiliate" means any Affil-
                                  ---------------------
                                 iate of the Buyer and any partner from
                                 time to time of SD Partners, a Bermuda
                                 partnership; provided, that The Dai-
                                              --------
                                 Tokyo Fire and Marine Insurance Company,
                                 Limited ("Dai-Tokyo") (and its Affili-
                                 ates) shall be deemed to be Reinsurance
                                 Affiliates for purposes of this Agree-
                                 ment for so long as Dai-Tokyo shall
                                 beneficially own, directly or indi-
                                 rectly, at least a 5% equity interest in
                                 the Buyer; provided, further that not-
                                            --------
                                 withstanding the foregoing, if Dai-Tokyo shall no longer beneficially own such 5% equity interest, it and its Affiliates shall be deemed to be Reinsurance Affil-iates with respect to any Reinsurance Recoverable as to which it or any such Affiliate shall claim as a matter of defense, or counterclaim with respect thereto, any matter bearing on it or its or their relationship as a direct or indirect investor in the Buyer.

                                 "Reinsurance Recoverables" means Closed
                                  ------------------------
                                 Recoverables, Non-Proportional Recovera-bles and Proportional Recoverables.

                                 "Reinsurance Recoverables Increase
                                  ---------------------------------
                                 Amount" has the meaning specified in
                                 ------
                                 Section 7.3.

                                 "Remaining Balance" has the meaning
                                  -----------------
                                 specified in Section 7.9.

                                 "Reserve Adjustment Date" means December
                                  -----------------------
                                 31, 1988, December 31, 1990, and
                                 December 31, 1994.

                                 "Reserve Items" means Motor Reserves
                                  -------------
                                 (Adjusted) and Other Reserves
                                 (Adjusted).

                                 "Tax Adjustment Date" has the meaning
                                  -------------------
                                 specified in Section 8.6.

                                 "Warrant Agreement" means the Warrant
                                  -----------------
                                 Agreement dated the date hereof among
                                 Sphere Drake Holding Public Limited
                                 Company, the Buyer and the Seller.

                                 "Warrant Proceeds" means the aggregate
                                  ----------------
                                 Value of the Underlying Shares (as such
                                 terms are defined in the Warrant Agree-
                                 ment) actually paid to the Seller as
                                 contemplated by Section 3.2(ii) of the
                                 Warrant Agreement, and shall not include any Adjustment (as such term is defined in the Warrant Agreement).


             8.   Net Tax Benefit Adjustment
                  --------------------------

                  Certain capitalized terms used in this Section 8 have the meanings specified in Section 8.6.

                  8.1   Certain Memorandum Accounts
                        ---------------------------

                        The Buyer shall cause the following memorandum accounts to be established on the accounting records of the Company:

                        (a) The "Indemnity Tracing Account", the opening balance of which shall be zero.

                        (b) As to SDI only an "NOL Tracing Account", the opening balance of which shall be the amount of the aggregate trading losses of SDI carried forward for corpo-ration tax purposes at December 31, 1986, as reflected in the tax computa-tions of SDI as heretofore submitted to the Inland Revenue for accounting peri-ods ending prior to and on December 31, 1986, provided that the opening balance
                                       --------
                                 of the NOL Tracing Account shall be
                                 adjusted as follows:

                                 (aa)  by decreasing the balance thereof
                                       by all amounts of accrued interest
                                       and investment income recognised
                                       in the SDI Financials which are
                                       chargeable to taxation in Future
                                       Accounting Periods (for purposes
                                       of identification this amount
                                       corresponds to the figure of
                                       B.P.2,068,996 referred to in Sched-
                                       ule 2.12 item (v) of this
                                       Agreement);

                                 (bb)  by decreasing the balance thereof
                                       by an amount equivalent to any SDI
                                       trading losses utilised to extin-
                                       guish or mitigate liabilities to
                                       taxation which would otherwise be
                                       within the indemnity of the Seller
                                       under the Tax Indemnity Deed;

                                 (cc)  by increasing the balance thereof
                                       to reflect any amounts allowed to
                                       SDI as a deduction resulting from
                                       a Final Determination for any
                                       Future Accounting Period in
                                       respect of loss reserves appearing
                                       in the SDI 1986 Financials to the
                                       extent that such loss reserves are
                                       not admitted as deductible for
                                       corporation tax purposes at
                                       December 31, 1986 provided that
                                       this paragraph (cc) does not apply
                                       to items within Section 8.2.1(b).

                                 (dd)  to reflect the actual amount of
                                       trading losses giving effect to
                                       all Final Determinations in
                                       respect of any Open Tax Years;

                                 (ee)  by deducting any such trading
                                       losses which, as a result of a
                                       Final Determination in respect of
                                       an accounting period ending after
                                       December 31, 1986, are not avail-
                                       able to SDI with respect to such
                                       accounting period by virtue of
                                       section 483 of ICTA;

                                 (ff)  to reflect any surrender of the
                                       trading losses for group relief
                                       purposes of SDI for accounting
                                       periods ending on or prior to
                                       December 31, 1986 as a result of
                                       group relief claimed by other
                                       Affiliates of the Seller; and

                                 (gg)  as to any Determination Accounting
                                       Period, to the extent that any
                                       amount of Discount Increase in
                                       respect to such period shall not
                                       have resulted in payment of a
                                       Discounting Tax Amount as defined
                                       in Clause 4(5) of the Tax Indem-
                                       nity Deed, the amount of such
                                       Discount Increase shall decrease
                                       the balance of the NOL Tracing
                                       Account, provided that the balance
                                       on the NOL Tracing Account shall
                                       not be reduced below zero.

                        (c) The "Indemnity Cash Tracing Account", the opening balance of which shall be zero.

                        (d) The "Discounting Cash Tracing Account", the opening balance of which shall be zero.

                        (e)      The "Discounting Unwind Tracing
                                 Account", the opening balance of which
                                 shall be zero.

                        The Indemnity Tracing Account, the NOL Tracing Account, the Indemnity Cash Tracing Account, the Discounting Cash Tracing Account and the Dis-counting Unwind Tracing Account are referred to herein as the "Notional Accounts".

                  8.2   Notional Tax Computations
                        -------------------------

                        Certain principles applicable in making notional tax computations under this Section 8.2 are set forth in Section 8.2.6.

                        8.2.1    Notional Account Adjustments
                                 ----------------------------

                                 On each Tax Adjustment Date with respect to each accounting period (the "Determi-nation Accounting Period") the Buyer shall cause the Company to adjust the Notional Accounts as follows:

                                 (a)   Indemnity Tracing Account: Indem-
                                       ---------------------------------
                                       nity Cash Tracing Account
                                       -------------------------

                                       The Company shall determine an
                                       amount equal to the sum of the
                                       following items: (i) the amounts
                                       of any Net Recoverables Adjust-
                                       ments and any Net Reserves Adjust-
                                       ments, less the amount of any Net
                                              ----
                                       Pipeline Profits Adjustments and
                                       less any amount in respect of any
                                       ----
                                       Net Pipeline Profits Adjustment
                                       for any prior period reflected in
                                       any adjustment to the Adjustment
                                       Account made under Section
                                       7.2(vi), in each case which have
                                       been reflected in the Adjustment
                                       Account, and (ii) any purchase
                                       price adjustment resulting from
                                       indemnity payments to the Buyer
                                       made in respect of events indemni-
                                       fied against under Section 10; in
                                       the case of each of the foregoing
                                       clauses (i) and (ii) to the extent
                                       that such amounts or adjustments
                                       were reflected, paid or made on or
                                       before such Tax Adjustment Date
                                       and not previously included in a
                                       Determination Accounting Period of
                                       the relevant company hereunder,
                                       provided that the amounts or
                                       --------
                                       adjustments referred to in clauses
                                       (i) and (ii) shall be reflected
                                       only to the extent that individual
                                       items of expense or loss in
                                       respect of which such amounts or
                                       adjustments are made actually
                                       reduce (increase) the taxable
                                       profits (losses) of the company in
                                       question for such accounting pe-
                                       riod for purposes of corporation
                                       tax.  The sum of the adjustments
                                       referred to in the preceding sen-
                                       tence is referred to as the
                                       "Indemnities Income Adjustment"
                                       for the Determination Accounting
                                       Period.  The balance of the Indem-
                                       nity Tracing Account shall be
                                       increased by the amount of each
                                       Indemnities Income Adjustment.
                                       The balance of the Indemnity Cash
                                       Tracing Account shall be increased
                                       if any Indemnities Income Adjust-
                                       ment reflects any payment by the
                                       Seller by an amount equal to the
                                       product of (x) the aggregate of
                                       such cash payments or such
                                       amounts, times (y) 0.5, and times
                                                -----              -----
                                       (z) the Effective Tax Rate for
                                       such accounting period.

                                 (b)   Discounting Unwind Tracing Account
                                       ----------------------------------
                                       Discounting Cash Tracing Account
                                       --------------------------------

                                       The provisions of this paragraph
                                       (b) shall apply in respect of any
                                       Future Accounting Period of SDI in
                                       which a calculation is required to
                                       be made under the provisions of
                                       Clause 4 of the Tax Indemnity
                                       Deed.

                                       (i)    If the calculation made
                                              under Clause 4(4) of the
                                              Tax Indemnity Deed results
                                              in a Discount Increase for
                                              any Determination Account-
                                              ing Period, the balance of
                                              the Discounting Cash Trac-
                                              ing Account shall be
                                              increased by an amount
                                              equal to 0.8 times the
                                                           -----
                                              "Discounting Tax Amount"
                                              referred to in Clause 4(5)
                                              if any.

                                       (ii)   If for any Determination
                                              Accounting Period the cal-
                                              culation under the said
                                              Clause 4(4) results in a
                                              Discount Unwind, the bal-
                                              ance of the Discounting
                                              Unwind Tracing Account
                                              shall be increased by the
                                              amount of such Discount
                                              Unwind, except that
                                                      ------

                                       (iii)  If in any Determination
                                              Accounting Period for which
                                              the calculation under the
                                              said Clause 4(4) results in
                                              a Discount Unwind and the
                                                                ---
                                              opening balance on the
                                              Discounting Cash Tracing
                                              Account is zero, any Dis-
                                              count Unwind shall be added
                                              to the balance of the NOL
                                              Tracing Account with effect
                                              from that Determination
                                              Accounting Period

                                       (iv)   For the purposes of subdi-
                                              visions (ii) and (iii)
                                              above Discount Unwind shall
                                              be limited to the amount
                                              which, when added to Dis-
                                              count Unwind for all pre-
                                              ceding Determination
                                              Accounting Periods is equal
                                              to the sum of Discount
                                              Increases for all preceding
                                              Determination Accounting
                                              Periods in respect of which
                                              a Discounting Tax Amount
                                              has been paid, plus any
                                                             ----
                                              amount by which the NOL
                                              Tracing Account has been
                                              reduced pursuant to Sec-
                                              tion 8.1(b)(gg) above, plus
                                                                     ----
                                              in the case of subdivision
                                              (iii) the Opening Discount
                                              for the Determination
                                              Accounting Period ended
                                              December 31 1987.

                        8.2.2    Baseline Corporation Tax, Etc.
                                 ------------------------------

                                 On each Tax Adjustment Date with respect
                                 to each Determination Accounting Period,
                                 the Buyer shall cause the Company to
                                 determine the aggregate pro forma corpo-
                                 ration tax that would be payable by all
                                 of the Group Companies for the Determi-
                                 nation Accounting Period at the actual
                                 rate or rates applicable to such
                                 accounting periods, assuming (v) the
                                 surrender of any losses of one or more
                                 of the Group Companies that would be
                                 available if group relief were available
                                 with respect to the Group Companies (on
                                 the assumption that there were no trad-
                                 ing losses for any of the Group Compa-
                                 nies in prior accounting periods) but
                                 without giving effect to any group
                                 relief that may be available in respect
                                 of any company that is not one of the
                                 Group Companies, (w) that there were no
                                 trading losses or other amounts eligible
                                 for carry forward for tax purposes of
                                 the Group Companies in prior accounting
                                 periods, (x) that the taxable profits
                                 (losses) of SDI are increased
                                 (decreased) by an amount equal to the
                                 Indemnities Income Adjustment for the
                                 Determination Accounting Period, and
                                 (y) that the taxable profits (losses) of
                                 SDI are increased (decreased) by an
                                 amount equal to the Discount Unwind
                                 (within the limits of Sec-
                                 tion 8.2.1(b)(iv)) for the Determination
                                 Accounting Period.  The amount of the
                                 aggregate taxable profits, if any, for
                                 all Group Companies during the Determi-
                                 nation Accounting Period reflecting the
                                 assumptions referred to the foregoing
                                 clauses (v) through (y) is referred to
                                 as the "Baseline Profit" for such com-
                                 pany, provided that if the Group Compa-
                                       --------
                                 nies, after taking into account such
                                 assumptions have an aggregate trading
                                 loss, Baseline Profit shall be zero.
                                 The aggregate amount of corporation tax
                                 for the Group Companies determined in
                                 accordance with the first sentence of
                                 this Section 8.2.2 is referred to as the "Baseline Corporate Tax" for the Deter-mination Accounting Period.

                        8.2.3    Determination of Benefits
                                 -------------------------

                                 On each Tax Adjustment Date for each
                                 Determination Accounting Period as to
                                 which Baseline Profits are greater than
                                 zero, Baseline Profits for such Applica-ble Accounting Period shall be deemed to be decreased, but not below zero, and the amount of certain tax benefits shall be determined, as follows:

                                 (a)   First, by the positive balance, if
                                       -----
                                       any, of the Indemnity Tracing
                                       Account (such balance to be deter-
                                       mined after giving effect to the
                                       adjustments required to be made on
                                       such Tax Adjustment Date pursuant
                                       to Section 8.2.1).  If any adjust-
                                       ment is made pursuant to this
                                       subdivision (a), the Company shall
                                       determine the aggregate amount of
                                       the corporation tax that would be
                                       payable by all Group Companies for
                                       the Determination Accounting
                                       Period on Baseline Profits, as
                                       adjusted in this subdivision (a).
                                       The excess of the Baseline Corpo-
                                       ration Tax over such aggregate
                                       amount is referred to as the
                                       "Indemnity Tax Benefit" for the
                                       Determination Accounting Period.

                                 (b)   Second, by the positive balance on
                                       ------
                                       the Discounting Unwind Tracing
                                       Account (if any) for the Determi-
                                       nation Accounting Period.  If any
                                       adjustment is made pursuant to
                                       this subdivision (b), the Company
                                       shall determine the aggregate
                                       amount of the corporation tax that
                                       would be payable by all Group
                                       Companies for the Determination
                                       Accounting Period on the Baseline
                                       Profits, as adjusted in the fore-
                                       going subdivision (a) and in this
                                       subdivision (b).  The excess of
                                       the aggregate corporation tax
                                       payable by all Group Companies
                                       determined in accordance with the
                                       foregoing subdivision (a) over
                                       such aggregate amount is referred
                                       to as the "Discounting Unwind Tax
                                       Benefit".

                                 (c)   Third, by the positive balance, if
                                       -----
                                       any, of the NOL Tracing Account
                                       (such balance to be determined
                                       after giving effect to the adjust-
                                       ments required to be made on such
                                       Tax Adjustment Date pursuant to
                                       Section 8.2.1).  If any adjustment
                                       is made pursuant to this subdivi-
                                       sion (c), the Company shall deter-
                                       mine the aggregate amount of the
                                       corporation tax payable by all
                                       Group Companies for the Determina-
                                       tion Accounting Period on the
                                       basis of the Baseline Profits, as
                                       adjusted in the foregoing subdivi-
                                       sions (a) and (b) and in this
                                       subdivision (c).  The excess of
                                       the aggregate corporation tax of
                                       all Group Companies determined in
                                       accordance with the foregoing
                                       subdivision (b) over such aggre-
                                       gate amount times 0.5 is referred
                                                   -----
                                       to as the "NOL Tax Benefit" for
                                       the Determination Accounting
                                       Period.

                                 Subject to the proviso to Section 8.2.6, if and to the extent that such Baseline Profits are decreased as provided in the foregoing subdivisions (a), (b) and (c), the balance of the Indemnity Tracing Account, the Discounting Unwind Tracing Account or the NOL Tracing Account, as the case may be, shall be decreased by an equal amount.

                        8.2.4    Dates for Adjustment
                                 --------------------

                                 The adjustments contemplated by this
                                 Section 8 shall be made in respect of
                                 the following accounting periods:

                                 (a)   the provisions of Section 8.2.1(b)
                                       shall apply for all accounting
                                       periods up to and including that
                                       ending on 31st December 1997;

                                 (b)   all other provision or other
                                       adjustments referred to in this
                                       Section 8 shall be made for the
                                       accounting periods commencing 1st
                                       January 1987 and ending 31st
                                       December 1994.

                        8.2.5    Settlement of Tax Benefits
                                 --------------------------

                                 On each Tax Adjustment Date the Buyer
                                 shall pay the Seller an amount in cash,
                                 on the date of the Tax Adjustment Clos-
                                 ing, equal to the sum of

                                 (i)   the lesser of (x) 0.5 times the
                                                             -----
                                       Indemnity Tax Benefit, and (y) the
                                       balance of the Indemnity Cash
                                       Tracing Account;

                                 (ii)  the lesser of (x) 0.8 times the
                                                             -----
                                       Discount Unwind Tax Benefit or
                                       (y) the balance in the Discounting
                                       Cash Tracing Account, and

                                 (iii) interest on the foregoing amounts
                                       at a rate of 11% per year, com-
                                       pounded on each June 30 and
                                       December 31, from a date 12 months
                                       after the last day of the Determi-
                                       nation Accounting Period to which
                                       such Tax Adjustment Date relates
                                       to the Tax Adjustment Date;

                                 and the balance of the Indemnity Cash
                                 Tracing Account or Discounting Cash
                                 Tracing Account, as the case may be,
                                 shall be reduced by the amount of any
                                 such payment. If (x) exceeds (y) in (i) above the amount of such excess when added to the NOL Tax Benefit referred to in Section 8.2.3(c) above shall be the "Net Tax Benefit Adjustment" with respect to such Tax Adjustment Date. If

                                 (x) exceeds (y) in (ii) above the amount of such excess times 0.625 shall also be included in the Net Tax Benefit Adjust-ment.

                        8.2.6    Principles Applied in Making Computa-
                                 -------------------------------------
                                 tions
                                 -----

                                 As to each accounting period, each
                                 adjustment to a Notional Account, each
                                 adjustment reflected in a computation of
                                 Baseline Profit and Baseline Corporation
                                 Tax and each determination under Sec-
                                 tions 8.2.2, 8.2.3 and 8.2.5 shall be
                                 made without duplication of any amounts
                                 of adjustments previously made.  In
                                 making each determination called for in
                                 Sections 8.2.3 and 8.2.5, (x) if the Tax
                                 Adjustment Date for a Determination
                                 Accounting Period is an Interim Tax
                                 Adjustment Date for such Determination
                                 Accounting Period, such determination
                                 shall be made in the manner consistent
                                 with the accounts and computations of
                                 the Group Companies submitted to the
                                 Inland Revenue for such Determination
                                 Accounting Period; otherwise such deter-
                                 mination shall be made in a manner con-
                                 sistent with the position reflected in
                                 the Final Determination in respect of
                                 such Determination Accounting Period;
                                 and (y) in determining the deemed reduc-
                                 tions in profits of the Companies con-
                                 templated by Section 8.2.3 and in deter-
                                 mining Baseline Profits and the amounts
                                 of the Indemnity Tax Benefit; the Dis-
                                 counting Unwind Tax Benefit and the NOL
                                 Tax Benefit, the balance on the NOL
                                 Tracing Account shall only be applied to
                                 SDI and losses of Group Companies shall
                                 be deemed to be surrendered in a manner
                                 that results in the lowest aggregate
                                 corporation tax liability of all such
                                 companies, provided that for all such
                                            --------
                                 purposes losses of Group Companies other than SDI shall be deemed to be surren-dered to Group Companies in a manner that results in the lowest possible surrender of losses to SDI. Each compu-tation made under this Section 8 on an Interim Tax Adjustment Date relating to a Determination Accounting Period shall be made on an interim basis as set forth in the previous sentence subject to final settlement as of the Tax Adjust-ment Date following the Final Determina-tion with respect to such Determination Account Period, and each such computa-tion shall be adjusted as of such Tax Adjustment Date to give effect to such final settlement. All calculations under this Section 8 shall be made with-out carrying any losses back from a subsequent taxable year to the taxable year in question.

                  8.3   Claims Handling
                        ---------------

                        Subject to the Tax Indemnity Deed, the Buyer and the Group Companies shall be entitled and obliged to act at their own risk and expense in all deal-ings with the Inland Revenue for the purpose of finalizing the corporation tax liability of the Group Companies for all Future Taxable Years. Subject to the provisions of the Tax Indemnity Deed, upon the Buyer becoming aware of a Claim for corporation tax for any year ending after December 31, 1986 and before January 1, 1998 (the "Future Taxable Years") it shall forthwith give written notice of the same to the Seller specify-ing the details thereof and shall thereafter
                        (i) give such information to the Seller on the affairs of the Company, SDI or the other Group Companies as the Seller may reasonably request on the status and course of the discussions with the Inland Revenue and on such company's efforts to resist, appeal or compromise such Claim;
                        (ii) conduct such discussions and efforts only upon consultation with the Seller; and (iii) con-duct such efforts and discussions in good faith and not with a view to reducing or otherwise impairing the Seller's present or future rights to receive payments or credits in the Adjustment Account in respect of Tax Benefits. The Buyer will cause each Group Company to furnish to the Seller true and complete copies of all accounts, computations and assessments in respect of corpo-ration tax payable by such companies in respect of the Future Taxable Years promptly upon the same being produced or received by such compa-nies.

                  8.4   Preparation of Tax Adjustment Schedules
                        ---------------------------------------

                        The Buyer shall cause the Company to deliver to the Seller on or before a date 30 days following each Tax Adjustment Date a schedule (a "Tax Adjustment Schedule") in the form of Exhibit O, together with a report thereon of the Company's auditors stating that such accountants have reviewed (w) such Tax Adjustment Schedule,
                        (x) the provisions of this Agreement (including Exhibit O), (y) the appropriate accounting records of the Group Companies (z) the tax compu-tations of the Group Companies and any applicable Final Determination, and that such Tax Adjustment Schedule has been prepared in accordance with such provisions and properly reflect the informa-tion in such books and records and the positions in such tax computations and Final Determina-tions. Each Tax Adjustment Schedule shall become final and binding upon the parties unless within 30 days of receipt thereof the Seller gives a notice (a "Notice of Tax Disagreement") in writ-ing to the Buyer prior to the expiration of such 30-day period that it disagrees with any amount or other matter reflected therein. Any such Notice of Tax Disagreement shall specify in rea-sonable detail the nature of any disagreement so asserted. If the matters referred to therein cannot be resolved by the agreement of the par-ties within 30 days of the date on which the notice of Tax Disagreement is given, any unre-solved issues shall be submitted to and reviewed by an arbitrator which shall be mutually selected by the Buyer's and the Seller's auditors, or if they cannot agree, by the President of the Insti-tute of Chartered Accountants of England and Wales, whose decision shall be final and binding among the parties.

                  8.5   Settlements
                        -----------

                        The Settlement of each amount owing to the Seller under Section 8.2.5 or to the Buyer under the penultimate sentence of Section 8.2.6 shall take place at a closing (a "Tax Adjustment Closing") to be held on the tenth Business Day following the date upon which the Tax Adjustment Schedules relating to such Tax Adjustment Closing become final and binding on the parties pursuant to
                        Section 8.5. Any such Tax Adjustment Closing shall take place at the offices of Slaughter and May, 35 Basinghall Street, London EC2V 5DB England, at 10:00 a.m. local time, or such other place or such other time or date as the Buyer and the Seller agree in writing. Any amounts owing to the Buyer or the Seller at any Tax Adjustment Closing shall be payable in cash in same-day funds, together with interest on the amount so due computed from but not including the Tax Adjustment Date as to which the settlement to be made at such Tax Adjustment Closing relates to and including the date of payment at 11% per year, compounded on each June 30 and December 31.

                  8.6   Certain Defined Terms
                        ---------------------

                        As used in this Section 8, as the context requires terms defined in the Taxes Act 1970 have the meanings specified therein, and the following terms shall have the following meanings:

                        "Baseline Corporation Tax" has the meaning set
                         ------------------------
                        forth in Section 8.2.2.

                        "Baseline Profit" has the meaning set forth in
                         ---------------
                        Section 8.2.2.

                        "Claim" has the meaning set forth in the Tax
                         -----
                        Indemnity Deed.

                        "Determination Accounting Period" has the meaning
                         -------------------------------
                        set forth in Section 8.2.1.

                        "Discount Increase and Discount Unwind" have the
                         -------------------------------------
                        meanings set forth in Clause 4 of the deed of Tax Indemnity.

                        "Discounting Cash Tracing Account" has the mean-
                         --------------------------------
                        ing set forth in Section 8.1.

                        "Discounting Unwind Tax Benefit" has the meaning
                         ------------------------------
                        set forth in Section 8.2.3.

                        "Discounting Unwind Tracing Account" has the
                         ----------------------------------
                        meaning set forth in Section 8.1.

                        "Effective Tax Rate" means as to any Determina-
                         ------------------
                        tion Accounting Period the highest rate of corpo-ration tax (expressed as a decimal) applicable to companies engaged in the property and casualty insurance business.

                        "Final Determination" means a binding agreement
                         -------------------
                        between the relevant taxpayer and the Inland
                        Revenue or an applicable administrative or judi-cial decision with respect to the taxpayer that is not (or is no longer) appealable.

                        "Future Accounting Periods" has the meaning set
                         -------------------------
                        forth in the Tax Indemnity Deed.

                        "Future Taxable Years" has the meaning set forth
                         --------------------
                        in Section 8.3.

                        "Group Companies" means if there shall not have
                         ---------------
                        occurred any Triggering Event (as such term is defined in the Note Purchase Agreement), the Buyer and its UK resident Subsidiaries (as such term is defined in the Note Purchase Agreement), or if there shall have occurred a Triggering Event, the Guarantor and its UK resident Subsid-iaries (as so defined) as of the end of the accounting period in question provided that a
                                                      --------
                        company shall be a Group Company only if any of its trading losses could be surrendered to the Company (assuming that the Company had trading profits) under the group relief provisions of TA 1970, Section 258 and FA 1973, Section 28 and
                        Schedule 12 applicable in the period in question.

                        "Indemnities Income Adjustment" has the meaning
                         -----------------------------
                        set forth in Section 8.2.1.

                        "Indemnity Cash Tracing Account" has the meaning
                         ------------------------------
                        set forth in Section 8.1.

                        "Indemnity Tracing Account" has the meaning set
                         -------------------------
                        forth in Section 8.

                        "Indemnity Tax Benefit" has the meaning set forth
                         ---------------------
                        in Section 8.2.3.

                        "Interim Tax Adjustment Date" means any Accelera-
                         ---------------------------
                        tion Date and the Final Adjustment Date.

                        "Net Tax Benefit Adjustment" has the meaning set
                         --------------------------
                        forth in Section 8.2.5.

                        "NOL Tax Benefit" has the meaning set forth in
                         ---------------
                        Section 8.2.3.

                        "NOL Tracing Account" has the meaning set forth
                         -------------------
                        in Section 8.1.

                        "Notice of Tax Disagreement" has the meaning set
                         --------------------------
                        forth in Section 8.4.

                        "Notional Accounts" has the meaning set forth in
                         -----------------
                        Section 8.1.

                        "Open Tax Years" has the meaning set forth in the
                         --------------
                        Tax Indemnity Deed.

                        "Opening Discount" has the meaning set forth in
                         ----------------
                        the Tax Indemnity Deed.

                        "Tax Adjustment Closing" has the meaning set
                         ----------------------
                        forth in Section 8.5.

                        "Tax Adjustment Date" means, (x) as to each
                         -------------------
                        accounting period of each of the Company and the subsidiaries ending after January 1, 1987 and before January 1, 1998, the last Business Day of the calendar quarter ending on or after the date on which there is a Final Determination of the corporation tax liability of each company for such period and (y) any Interim Tax Adjustment Date.

                        "Tax Adjustment Schedule" has the meaning set
                         -----------------------
                        forth in Section 8.4.

             9.   Survival of Representations and Warranties of the Par-
                  ------------------------------------------------------
                  ties
                  ----

                  Subject to Section 2.32, notwithstanding any right of the Buyer fully to investigate the affairs of the Com-panies and notwithstanding any knowledge of facts determined or determinable by the Buyer pursuant to such investigation or right of investigation, the Buyer has the right to rely fully upon the representations, warranties, covenants and agreements of the Seller contained in this Agreement. All representations, warranties, covenants and agreements of the parties to this Agreement shall survive the execution and delivery hereof and the Closing hereunder, and, except as other-wise specifically provided in this Agreement, any claim with respect to any such representations and warranties of the Seller contained in this Agreement shall there-after terminate and expire (i) on the 60th day follow-ing the first Reserve Adjustment Date, with respect to any General Claim (as herein defined) based upon, aris-ing out of or otherwise in respect of any fact, circum-stance, action or proceeding of which the party assert-ing such claim shall have given no written notice on or prior to such date to the party against which such General Claim is asserted and (ii) with respect to any Tax Claim (as herein defined), within the time provided in the Tax Indemnity Deed. As used in this Agreement, the following terms have the following meanings:

                  (i)   "General Claim" means any claim (other than a Tax
                         -------------
                        Claim) based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation or warranty of the Seller or the Buyer contained in this Agreement.

                  (ii)  "Tax Claim" means any claim based upon, arising
                         ---------
                        out of or otherwise in respect of any inaccuracy in or any breach of any representation or war-ranty of the Seller contained in Section 2.12 and in the Tax Indemnity Deed.

             10.  Indemnification and Reimbursement
                  ---------------------------------

                  10.1  Obligation of the Seller to Indemnify and Reim-
                        -----------------------------------------------
                        burse for Undisclosed Liabilities, Misrepresenta-
                        -------------------------------------------------
                        tions, Etc.
                        -----------

                        Without duplication of any other provision of
                        this Section 10, the Seller shall indemnify,
                        defend and hold harmless the Buyer promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind) and fully in cash, from and against, and reimburse, make whole and pay the Buyer for, all losses, claims, liabilities, damages, deficien-cies, costs or expenses (including interest and penalties) of the Buyer or any of the Companies (collectively "Losses") based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of, (i) any direct or indirect indebted-ness, liability, claim, loss, damage, deficiency, obligation or responsibility known or unknown, fixed or unfixed, choate or inchoate, liquidated
                        or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, of any of the Companies, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement or in the
                        notes thereto ("Liabilities"), incurred on or
                        prior to December 31, 1986; (ii) subject to Sec-tion 2.32, any inaccuracy in or any breach of any representation or warranty of the Seller con-
                        tained in this Agreement; or (iii) any breach by
                        the Seller of Section 4.19; provided that the
                                                    --------
                        Seller shall not be liable to make any payment pursuant to this Section 10.1: (a) concerning
                        Losses that would be reflected in a Net Recovera-bles Adjustment, Net Reserves Adjustment or Col-lection Costs for purposes of Section 7; (b) con-cerning Liabilities fully and adequately reflected or reserved against on the Company
                        Balance Sheets (or, in the case of SDI, on the SDI Balance Sheet); (c) concerning any Liabili-ties arising as a result of any action taken or omitted to be taken at the written request, direction or with the written consent of the Buyer or in response to any condition or other requirement contained in any written consent of the Buyer in respect of the matters referred to in Section 2.25; (d) unless and until the aggre-gate amount payable by the Seller pursuant to this Section 10.1 exceeds B.P.100,000; or (e) to the extent that the aggregate amount payable by the Seller pursuant to this Section 10.1 exceeds B.P.32,651,934 as adjusted pursuant to the provi-sions of Section 1.5 through the date any such payment is due. The Seller shall reimburse the Buyer and the Companies for any legal fees or other expenses (including any value added or similar tax payable thereon) reasonably incurred by them in connection with investigating or defending any such Losses as and when such expenses are incurred. Anything in this Sec-tion 10.1 to the contrary notwithstanding, no indemnification or reimbursement shall be provided pursuant to this Section 10.1 for any Losses arising from loss of future business or future profit to the Buyer or the Companies or any of their Affiliates. The Buyer agrees that any claim which it may have with respect to a breach of any representation or warranty of the Seller contained in this Agreement (other than a claim grounded in fraud) shall be brought pursuant to this Section 10.1, which shall provide its exclusive and complete remedy therefor.

                  10.2  Obligation of the Buyer to Indemnify and Reim-
                        ----------------------------------------------
                        burse for Misrepresentations, Etc.
                        ----------------------------------

                        The Buyer shall indemnify, defend and hold harm-less the Seller, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settle-ment, compromise or agreement of any kind) and fully in cash, from and against, and reimburse, make whole and pay the Seller for, all Losses based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of, any inaccuracy in or any breach of any representation or war-ranty of the Buyer contained in this Agreement or any breach by the Buyer of Section 4.19, and shall reimburse the Seller for any legal or other expenses (including any value added or similar

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                        tax payable thereon) reasonably incurred by it in
                        connection with defending any such Losses as and when such expenses are incurred, provided that no
                                                         --------
                        indemnification or reimbursement shall be pro-vided pursuant to this Section 10.2 for any Losses arising from loss of future business or future profit to the Seller or any of its Affili-ates. The Seller agrees that any claim which it may have with respect to a breach of any repre-sentation or warranty of the Buyer contained in this Agreement (other than a claim grounded in fraud) shall be brought pursuant to this Section 10.2, which shall provide its exclusive and com-plete remedy therefor.


                  10.3  Indemnification and Reimbursement Arising Out of
                        ------------------------------------------------
                        the Fraud, Deceit, Misconduct and Irregular Prac-
                        -------------------------------------------------
                        tices of the Management of Alexander Howden
                        -------------------------------------------
                        Underwriting Ltd., Etc.
                        -----------------------

                        (1) The Seller shall indemnify, defend and hold harmless the Buyer and the Companies, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agree-ment of any kind) and fully in cash and without limitation as to time or amount, from and against, and reimburse, make whole and pay the Buyer and the Companies for, all third party claims or counterclaims against the Buyer, the Companies or their Affiliates, being claims or counterclaims by any Person (other than the Buyer, the Companies or any of their Affiliates) (together with all costs, charges and expenses (including interest and penalties) incurred in connection therewith or otherwise relating there-
                        to) in connection with, based upon, arising out of or otherwise relating to, or alleged to be in connection with, based upon, arising out of or otherwise relating to, (i) the "Howden Affair", "Hart Affair" or "PCW Affair" (as defined below), provided that such claim or counterclaim involves
                        --------
                        or relates to, or is reasonably proximately asso-ciated with any fraud, secret profit, deceit, misappropriation or diversion of funds, breach of trust and/or fiduciary duty, wrongful act or omission, irregularity and/or misconduct; or
                        (ii) any other fraud, secret profit, deceit,

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                        misappropriation or diversion of funds, breach of
                        trust and/or fiduciary duty, wrongful act or omission, irregularity and/or misconduct by any of K.V. Grob, A.J. Page, J.H. Carpenter, the late R.C. Comery, I.R. Posgate, C. Hart, the late Leonard Hart, P.S. Dixon, P.E.J. Cameron - Webb,
                        J. Wallrock, J.A.W.I. Hardman, D.B. Hill, B.C. Newman, A.G.F. Oldworth, and M. Benbassat (to the extent of Benbassat's dealings with any of the preceding named individuals or in relation to his involvement in the Howden Affair, Hart Affair, or PCW Affair).

                        Provided however that the indemnity provided in this Section 10.3 does not extend:-

                        (a) to claims or counterclaims payable under valid contracts of insurance or reinsur-ance or in respect of damages for breach thereof; or

                        (b) to costs, charges and expenses incurred by SDI in relation to any claim for liability, or any defence thereof, aris-ing in connection with various marine excess of loss reinsurances for the benefit of certain PCW Syndicates, and with various errors and omission poli-cies, details of which are set out in
                                 Schedule 10.3H hereto; or

                        (c) to SDI's liabilities to Syndicate 126 arising under quota share numbers ST8010580, ST8110727, ST8110762(26),
                                 ST8210727 and ST8210762 referred to in
                                 Schedule 10.3A hereto; or

                        (d) to any Losses to the Buyer or the Compa-nies resulting from the refusal of any third party to engage in any future business transaction with any of the Companies if the Seller can demonstrate that such refusal is based solely upon information concerning the matters set forth in Schedule 10.3A through H that was publicly available on the date of this Agreement.

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                        (2)      Definitions
                                 -----------

                                 "The Howden Affair" means the facts,
                                  -----------------
                                 matters, and events referred to, recited in, or described in Schedule 10.3A annexed hereto. Schedule 10.3B does not form part of the Howden Affair or of the Indemnity under Section 10.3 of this Agreement and is provided herein to the Buyer for background and information purposes only. (It is agreed that no representations or warranties are given by Deloitte Haskins & Sells as to the accuracy of the information contained in Schedules 10.3A & B.)

                                 "The Hart Affair" means the facts, mat-
                                  ---------------
                                 ters and events referred to, recited in
                                 or described in Schedule 10.3C annexed
                                 hereto.

                                 "The PCW Affair" means:-
                                  --------------

                                 (a)   The facts, matters and events
                                       referred to, recited in, or
                                       described in the Report of Lloyd's
                                       Disciplinary Committee (case No.
                                       8401/5) in January 1985 in pro-
                                       ceedings against J.A.W.I. Hardman
                                       and others (the "Report") in para-
                                       graphs A.5-A.11, B5, B9(b)-B16,
                                       C.3-C.23,D5-D27, D31-D33, D36 and
                                       F4-F16, F20-F24 as set out in
                                       Schedule 10.3D hereto, or any of
                                       the contracts of reinsurance or
                                       retrocession or purported reinsur-
                                       ance or retrocession (including
                                       the contracts listed in Schedule
                                       10.3E of this section) or other
                                       transactions forming part thereof
                                       referred to or described in the
                                       Report, or any reinsurance of the
                                       Schemes described in paragraphs
                                       A.6-A10 of the Report, or funds
                                       transferred thereunder or in con-
                                       nection therewith and any improper
                                       benefits paid thereunder;

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                                 (b)   any contracts or purported con-
                                       tracts of insurance or reinsurance
                                       commonly known as "Tonners" made
                                       between the PCW Syndicates and
                                       Regent Excess Limited or any other
                                       company participating in "the
                                       Guernsey Scheme", "the Isle of Man
                                       Scheme", "the Gibraltar Scheme",
                                       "the Geneva Scheme" and "The
                                       Europa Scheme" (as described in
                                       the Report) or any reinsurance or
                                       purported reinsurance thereof and
                                       funds transferred thereunder or in
                                       connection therewith and improper
                                       benefits paid thereunder; or

                                 (c)   any act or omission of the corpo-
                                       rations or other entities listed
                                       in Schedule 10.3F to this section
                                       or any improper benefits paid
                                       thereto or therefrom; or

                                 (d)   the contracts of reinsurance or
                                       purported reinsurance made between
                                       the PCW Syndicates and Chiltern
                                       Reinsurance Company Limited,
                                       and/or Regent Excess Limited and
                                       retrocessions to Marine Excess
                                       (Gibraltar) Limited and/or Marine
                                       Excess Limited and funds trans-
                                       ferred thereunder or in connection
                                       therewith and improper benefits
                                       paid thereunder; or

                                 (e)   a quota share contract of reinsur-
                                       ance placed in 1978 and subsequent
                                       years through Seascope Insurance
                                       Services Limited under which part
                                       of the overriding commission was
                                       placed with Unimar SA and any
                                       improper benefits paid thereunder.

                                 "The PCW Syndicates" means the Syndi-
                                  ------------------
                                 cates specified in Schedule 10.3G to
                                 this sectIon for the years of account
                                 therein mentioned.

                        Nothing in the Schedules to Section 10.3 shall constitute or contain any representation or war-ranty as to the accuracy of the information con-tained therein nor any admission of any fact or liability by the Buyer or the Seller or any waiver of any applicable legal privilege that arises under the laws of England and Wales or under any other jurisdiction.

                  10.4  Indemnification and Reimbursement Arising Out of
                        ------------------------------------------------
                        S.I.R. Substituted Stop Loss Reinsurance
                        ----------------------------------------

                        Without duplication of any other provision of this Section 10, the Seller shall indemnify, defend and hold harmless the Buyer, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award, or other settlement, compromise or agreement of any kind) and fully in cash and without limita-tion as to time or amount, from and against, and reimburse, make whole and pay the Buyer for, all Losses of the Buyer or any of the Companies based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of, and shall reimburse the Buyer and the Companies for any legal or other expenses (including any value added or similar tax payable thereon) reasonably incurred by them in connection with investigating or defending any such Losses as and when such expenses are incurred, in connection with the reinsurances placed with Lloyds Syndicate 701 concerning the quota share reinsurances written by Sphere, Drake and/or SDI for the benefit of Lloyds Syndicate 126 (the contractual details of which are more particularly described in Alexander Howden Insur-ance Brokers Ltd. Cover Notes ST 8010580, ST 80 10727, ST 81 10727, ST 82 10727) or being the subject matter of proceedings in the English High Court of Justice in Action No. 1984 C. No. 6548; provided that no indemnification or reimbursement
                        --------
                        shall be provided pursuant to this Section 10.4 for any Losses to the Buyer or the Companies resulting from the refusal of any third party to engage in any future business transaction with any of the Companies if the Seller can demon-strate that such refusal was based solely upon information concerning such matters that were publicly available on the date of this Agreement.

                  10.5  Indemnification and Reimbursement Arising out of
                        ------------------------------------------------
                        the Orion Litigation
                        --------------------

                        Without duplication of any other provision of this Section 10, the Seller shall indemnify, defend and hold harmless the Buyer, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind) and fully in cash and without limitation as to time or amount, from and against, and reim-burse, make whole and pay the Buyer for, all Losses of the Buyer or any of the Companies based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of, and shall reimburse the Buyer and the Companies for any legal or other expanses (including any value added or similar tax payable thereon) reasonably incurred by them in connection with investigating or defending any such Losses as and when such expenses are incurred, in connection with (i) Action No. 1986.
                        O. No. 1802 in the English High Court of Justice or (ii) the contracts of insurance or reinsurance which form the business written by the Orion Insurance Company PLC on behalf of SDI and its predecessors in title under the various pool agreements and other contracts of insurance or reinsurance for the period 1953 to 1967, and which form the subject matter of the Action in
                        (i) above.

                  10.6  Indemnification and Reimbursement Arising out of
                        ------------------------------------------------
                        Certain Matters
                        ---------------

                        Without duplication of any other provision of this Section 10, the Seller shall indemnify, defend and hold harmless the Buyer, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind) and fully in cash and without limitation as to time or amount, from and against, and reim-burse, make whole and pay the Buyer for, all Losses of the Buyer or any of the Companies based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of or otherwise in respect of, and shall reimburse the Buyer and the Companies for any legal or other expenses (including any value added tax or simi-lar tax payable thereon) reasonably incurred by them after the Closing Date in connection with investigating or defending any such losses as and when such expenses are incurred:-

                        (a) in connection with E & O Claim No. 84-005-04-00 being a notification reported to SDUM's underwriters under its Prior Acts Professional Indemnity Policy expiring 4th January 1984 concerning, inter alia, potential allegations by Iron Trades Mutual Ins. Co. Ltd, a for-mer principal of SDUM and its predeces-sors, and other principals of negligence in arranging reinsurance in 1978-81 in respect of the Marine Quota Share Treaty placed during those years with Companhia de Seguros Imperio of Portugal ("Imperio") and other reinsurers and Imperio's attempt to avoid such reinsur-ance;

                        (b) in connection with E & O Claim No. 84-005-3-00 being a notification reported to SDUM's underwriters under its Prior Acts Professional Indemnity Policy expiring 4th January 1984 concerning, inter alia, allegations that SDUM's predecessor Swan & Everett Underwriting Ltd may have exceeded its authority under the underwriting agency agreement between it and Eagle Star Ins. Co. Ltd. ("Eagle Star") in the years 1963 - 69 and may have been negligent in relation to the said account and Eagle Star's attempt to avoid liability and to seek an indemnity in respect thereof; and

                        (c) in connection with allegations made by Sentry Ins. Co. (U.K.) Ltd and Sentry Indemnity Company (collectively, "Sen-try") concerning, inter alia, allega-tions relating to certain business writ-ten for Sentry by SDUM or its predeces-sors up to 1982 and Sentry's attempt to avoid liability in respect thereof by way of a contribution from SDUM or a counterclaim against SDUM.

                  10.7  Indemnification of Brokerage
                        ----------------------------

                        The Buyer and the Seller shall each indemnify, defend and hold harmless the other, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind) from and against any claim or demand for any commission, fee or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of the other, and shall reimburse the other for any legal fees or other expenses (including any value added or similar tax payable thereon) reasonably incurred by the other in connection with defend-ing any such claim or demand, it being specific-ally understood and agreed that the fees and expenses of Salomon Brothers Inc in connection with the transactions contemplated by this Agree-ment shall be the sole responsibility of the Seller.

                  10.8  Atlanta Policies
                        ----------------

                        10.8.1 Without duplication of any provision of the Indemnification Agreement attached hereto as Exhibit H4 or any other provi-sion of this Section 10, the Seller shall indemnify, defend and hold harm-less the Buyer, promptly (and within any period specified for payment under or pursuant to any court order, arbitration award or other settlement, compromise or agreement of any kind), and fully in cash and without limitation as to time or amount, from and against, and reim-burse, make whole and pay the Buyer for, all Losses of the Buyer or any of the Companies based upon, arising out of or otherwise in respect of, or alleged to be based upon, arising out of, in con-nection with or otherwise in respect of the Atlanta Policies (as defined below) if and only if (i) such Policies were underwritten or issued by Howden Agen-cies Ltd, Howden Swann Ltd, or Country-wide Managers in the name of the Sphere Insurance Company Ltd ("Sphere") or the Drake Insurance Company Ltd ("Drake"), and (ii) neither Sphere nor Drake had any Knowledge of or involvement in the evaluation or underwriting of the risks covered by such Policies, and (iii) such Policies were insured or reinsured with other insurers as an accommodation to one or more of those other insurers or as an accommodation for the Howden Agen-cies Ltd., Howden Swann Ltd, or Country-wide Managers, and (iv) Sphere's or Drake's gross retention on such Policies was less than fifty per cent (50%) of the risk covered by the Policies, and
                                 (v) Sphere and Drake received no Premium in respect of their gross retained risk on such Policies. The Seller shall reimburse the Buyer and the Companies for any legal fees or other expenses (including any value added or other similar tax payable thereon) reasonably incurred by them in connection with investigating or defending any such Losses as and when any such Losses are incurred. No indemnification or reim-bursement shall be provided under this
                                 Section 10.8 for any Losses arising from any failure to pay or other action on the part of one or more of any Affiliate of the Buyer or the Companies or from loss of future business or future profit to the Buyer or the Companies or any of their Affiliates.

                        10.8.2 The rights of the Buyer and the Compa-nies to be indemnified under this Sec-tion 10.8 as to any event (the "Indemni-fied Event") shall be in excess of the amount of any claim that SDI as succes-sor in interest to Sphere and Drake, as the case may be, may have under any reinsurance or insurance contract issued by any Person (an "Insurer") covering the Indemnified Event (each amount which SDI may be entitled to claim under any such policy is referred to herein as the "Insurance Recovery Amount" with respect to the Indemnified Event). As to each and every Indemnified Event, the Seller hereby unconditionally and irrevocably guarantees to the Buyer and the Compa-nies the payment in full of all Insur-ance Recovery Amounts in respect of the Atlanta Policies covered by the Indem-nity in sub-section 10.8.1, notwith-standing any other provision of this sub-section 10.8.2, such guaranty to be further evidenced by the Guaranty Agree-ment attached hereto as Exhibit P (the "Insurance Guaranty Agreement").

                        10.8.3 The Seller shall indemnify, defend and hold harmless the Buyer and any of the Companies promptly (and within any period specified for payment under or pursuant to any court order arbitration award or other settlement, compromise or agreement of any kind) and fully in cash and without limitation as to time or amount from and against all Losses of the Buyer or any of the Companies, based upon, arising out of or in connection with the indemnity and guarantee given in Section 10.8.2.

                        10.8.4   Upon issuance of an Exercise Notice
                                 under Section 10.10.2, the Seller shall
                                 be authorised to take all steps neces-
                                 sary to recover any claims the Buyer or
                                 any of the Companies may have against
                                 any Insurer in connection with any
                                 Insurance Recovery Amount including the
                                 use of the appropriate insured's name as and when required, and, if requested, the insured (being one of the Companies) shall provide the Seller with a power of attorney, in such form as the Seller shall reasonably request but no litiga-tion or proceedings shall be commenced in an insured's name without the prior written consent of the insured, such consent not to be unreasonably withheld.

                        10.8.5   (a)   The term "Atlanta Policies" as
                                       used herein shall mean any con-
                                       tract of insurance or reinsurance
                                       written or issued in the name of
                                       Sphere or Drake by Howden Agencies
                                       Ltd, Howden Swann Ltd, and
                                       Countrywide Managers.

                                 (b)   The term "Premium" as used herein
                                       shall mean amounts actually
                                       received by Sphere or Drake as
                                       premium under Atlanta Policies but
                                       shall exclude any amounts paid to
                                       or received in Bermuda on behalf
                                       of Sphere or Drake which were not
                                       subsequently transmitted to Sphere
                                       and Drake.

                                 (c)   The term "Knowledge" as used here-
                                       in shall mean the actual knowledge
                                       of any of the executive officers,
                                       directors or key employees of
                                       Sphere or Drake but shall exclude
                                       any knowledge of or involvement by
                                       Mr.Jack Carpenter with respect to
                                       the Atlanta Policies.

                  10.9  Guaranty of Insurance and Reinsurance Recoveries
                        ------------------------------------------------

                        10.9.1   The Buyer's right to be indemnified
                                 under Section 10.4 of this Agreement as
                                 to any event (an "Indemnified Event")
                                 shall be in excess of the amount of any
                                 claim that the Buyer or any of the Com-
                                 panies may have under any reinsurance
                                 contract covering the Indemnified Event, and the Buyer's right to be indemnified under Sections 10.1, 10.5 and 10.6 of this Agreement as to any event (also an "Indemnified Event") shall be in excess of any amount of any claim that any of the Companies may have under any errors and omission insurance contract in respect of the errors and omissions claims listed in Schedule 2.13 of this

                                 Agreement. (Each Person issuing such a
                                 reinsurance or errors and omission
                                 insurance contract is hereafter referred to as an "Insurer", and each amount which the Buyer or the Companies may be entitled to claim under such a reinsur-ance or errors and omission insurance contract is hereafter referred to as the "Insurance Recovery Amount" with respect to the Indemnified Event.)

                        10.9.2 As to each and every Indemnified Event, the Seller hereby unconditionally and irrevocably guarantees to the Buyer the payment in full of all Insurance Recov-ery Amounts in respect of such reinsur-ance or errors and omissions insurance contracts notwithstanding any other provision of Section 10.9.1, such guar-anty to be further evidenced by the Insurance Guaranty Agreement.

                        10.9.3   Upon issuance of an Exercise Notice
                                 under Section 10.10.2 the Seller shall
                                 be authorized to take all steps neces-
                                 sary to recover any claims the Buyer or
                                 any of the Companies may have against
                                 any Insurer in connection with any
                                 Insurance Recovery Amount including the
                                 use of the appropriate insured's name as and when required, and, if requested, the insured (being one of the Companies) shall provide the Seller with a power of attorney, but no litigation or proceed-ings shall be commenced in an insured's name without the prior written consent of the insured, such consent not to be unreasonably withheld.

                  10.10 Notice and Opportunity to Defend
                        --------------------------------

                        10.10.1  Notice of Asserted Liability
                                 ----------------------------

                                 Promptly after receipt by any party
                                 hereto (the "Indemnitee") of written
                                 notice of any demand, claim or circum-
                                 stance that, with the lapse of time,
                                 would give rise to a claim or the com-
                                 mencement (or threatened commencement)
                                 of any action, proceeding or investiga-
                                 tion (an "Asserted Liability") that may
                                 result in a Loss or claim under any of
                                 the indemnities in Section 10, the
                                 Indemnitee shall give written notice
                                 thereof (the "Claims Notice") to any
                                 other party which may be obligated to
                                 provide indemnification pursuant to this
                                 Section 10 (the "Indemnitor").  The
                                 Claims Notice shall describe the
                                 Asserted Liability in reasonable detail, shall indicate the amount (estimated, if necessary) of the Loss or claim that has been or may be suffered by the Indemni-tee and shall describe any insurance cover in force known to the Indemnitee relating to such demand, claim or cir-cumstance. For purposes of this Section 10.10.1, the parties acknowledge that a Claims Notice is hereby deemed provided pursuant to this Section 10.10.1 with respect to the actions and proceedings set forth in Schedule 2.16, such notice to be effective as of the Closing Date, and such actions and proceedings shall be subject to the provisions of this
                                 Section 10.10.

                        10.10.2  Opportunity to Defend
                                 ---------------------

                                 The Indemnitor shall have the right to
                                 compromise or defend, at its own expense
                                 and by its own counsel, any Asserted
                                 Liability, which right may be exercised
                                 by it by giving written notice (the
                                 "Exercise Notice") of the exercise
                                 thereof within 30 days following the
                                 Claims Notice (or sooner if the nature
                                 of the Asserted Liability so requires).
                                 Failure by the Indemnitor to give any
                                 Exercise Notice shall be deemed an elec-
                                 tion by it not to exercise its right to
                                 defend or compromise the Asserted Lia-
                                 bility that is the subject of the
                                 related Claims Notice.  If the Indemni-
                                 tor so elects to compromise or defend
                                 such Asserted Liability, the Indemnitee
                                 shall cooperate, at the expense of the
                                 Indemnitor, in the compromise of, or
                                 defense against, such Asserted Liability
                                 and shall provide the Indemnitor with a
                                 suitable power of attorney in such form
                                 as the Indemnitor shall reasonably
                                 request.  If the Indemnitor elects not
                                 to compromise or defend the Asserted
                                 Liability, fails to notify the Indemni-
                                 tee of its election as herein provided
                                 or contests its obligation to indemnify
                                 under this Agreement, the Indemnitee may
                                 compromise or defend such Asserted Lia-
                                 bility.  Anything in this Section
                                 10.10.2 to the contrary notwithstanding,
                                 however, the Indemnitor and the Indemni-
                                 tee shall give the other at least 10
                                 days' prior written notice of any
                                 compromise proposed to be made by it of
                                 any claim and neither the Indemnitor nor
                                 the Indemnitee may compromise any such
                                 claim over the objection of the other;
                                 provided, however, that if the
                                 --------  -------
                                 Indemnitee withholds its consent to any
                                 compromise proposed by the Indemnitor of any claim, the Indemnitee shall thereafter be responsible for its own defense and shall not be entitled to (i) any indemnity or reimbursement for additional defense costs incurred by it subsequent to the withholding of its consent or (ii) any amount by which the ultimate compromise or other disposition of such claim exceeds the compromise to which consent was withheld. In any event, the Indemnitee and the Indemnitor shall consult, at their own expense, as to the defense of such Asserted Liability. If the Indemnitor chooses to defend any claim, the Indemnitee shall make available to the Indemnitor any Documents or Other Papers and any employees within its control that are necessary or appropriate for such defense; similarly if the Indemnitee has need to defend or compromise any claim, the Indemnitor shall make available to the Indemnitee any Documents or Other

                                 Papers and any employees within its
                                 control (including documents in the
                                 control of the Indemnitor's agents) that are necessary or appropriate for such defense.

                  10.11 Indemnification to Cover Directors, Etc.
                        ----------------------------------------

                        Any obligation pursuant to this Section 10 on the part of the Seller to indemnify, defend and hold harmless the Buyer and the Companies from and against any Losses or claims under any of the other provisions of this Section 10, and to reim-burse them for any legal or other expenses (including any value added or similar tax payable thereon) reasonably incurred in connection with defending any such Losses or claims under any of the other provisions of this Section 10 as and when such expenses are incurred, and any obliga-tion pursuant to this Section 10 on the part of the Buyer to indemnify, defend and hold harmless the Seller from and against any Losses or claims under any of the other provisions of this Sec-tion 10, and to reimburse it for any legal or other expenses (including any value added or similar tax payable thereon) reasonably incurred in connection with defending any such Losses or claims as and when such expenses are incurred, shall equally extend to their respective directors, officers, employees, Affiliates and permitted assigns; provided, that under no
                                           --------
                        circumstance shall the Seller have any obligation pursuant to this Section 10 to indemnify, defend and hold harmless, or to make any reimbursement of legal or other expenses, to any individual named in Schedules 10.3A through 10.3G; further
                                                                -------
                        provided, that no Indemnitor shall be required
                        --------
                        pursuant to this Section 10 to indemnify any director, officer or employee of any Indemnitee who is determined to be guilty of Disqualifying Conduct with respect to the matter as to which indemnification is sought. For purposes of this
                        Section 10.11, "Disqualifying Conduct" with re-spect to any matter means willful misfeasance, bad faith, gross negligence or reckless disregard with respect to such matter. A Person shall be deemed to have been found guilty of Disqualifying Conduct within the meaning of this Section 10.11

                        (i) if a court of competent jurisdiction makes a final determination, which is no longer subject to appeal, that such Person is guilty of Dis-qualifying Conduct with respect to the matter as to which indemnification is claimed in a pro-ceeding in which the burden of proof with respect to such issue is on the party claiming that such Person is guilty of Disqualifying Conduct or (ii) the Board of Directors of the entity of which such Person is a director, officer or employee is unable to make a determination that such Person was not guilty of Disqualifying Conduct with respect to such matter. Notwithstanding any other provision of this Section 10, no indemnifi-cation shall be made under this Section 10 in respect of any Loss or claim under any of the other provisions of this Section 10 that relates to a Reinsurance Recoverable or a Reserve Item of SDI that is subject to the provisions of Section 7 or any Loss subject to the provisions of the Indemnification Agreement. Any Indemnitee here-under shall refund to its Indemnitor hereunder such amount of any claim paid by the Indemnitor to the Indemnitee pursuant to this Section 10 that the Indemnitee subsequently receives for its own account from any third party in respect of such claim by way of cash payment, discount, credit or otherwise.

                  10.12 Cooperation
                        -----------

                        If any loss is incurred by the Buyer or the Com-panies, on the one hand, or the Seller, on the other hand, that may give rise to a claim for indemnification pursuant to this Section 10, the Indemnitor hereunder may request in writing that the Indemnitee hereunder take certain actions that the Indemnitor reasonably believes will mitigate, at no cost to the Indemnitee, such loss, and the Indemnitee agrees reasonably to consider such request but shall be under no obli-gation to comply with such request if it in its sole judgment believes that it is not in its best interests to do so.

                  10.13 Subrogation
                        -----------

                        Any Indemnitor hereunder shall be subrogated to the rights of any Indemnitee hereunder with respect to any claim against any other Person to the extent of any indemnification payment made by such Indemnitor to such Indemnitee pursuant to this Section 10.

                  10.14 Insurance
                        ---------

                        Each of the Buyer and the Seller agrees that it will, and in the case of the Buyer that it will cause the Companies to, claim against any insur-ance coverage maintained by it or any of them if payment of such claim could result in receipt of insurance proceeds that would reduce any amount with respect to which the other party is required to provide indemnification pursuant to Sec-tion 10.1 or 10.2.

                  10.15 No Indemnification or Reimbursement for Manage-
                        -----------------------------------------------
                        ment Time
                        ---------

                        Neither the Buyer nor the Seller shall be required to indemnify or reimburse any Person pursuant to any provision of this Section 10 with respect to the time devoted by the management or employees of such Person to matters related to any claim for indemnification or reimbursement pursuant to this Section 10.

                  10.16 Indemnification Payments
                        ------------------------

                        Any payments to be made pursuant to this Section 10 to the Buyer or any of the Companies shall be made by the Seller (i) to the Buyer or (ii) at the election of the Buyer, to the Buyer as agent for any of the Companies which suffered the rele-vant loss in which event the Buyer shall thereaf-ter remit such payment to such company which suffered the relevant Loss.

                  10.17 Settlement Prior to Closing Date
                        --------------------------------

                        The Seller shall not be required to indemnify or reimburse any Person pursuant to any provision of this Section 10 to the extent that

                        (i) any losses, claims, liabilities, dam-ages, deficiencies and expenses shall have been settled or compromised on or before the Closing Date, and are reflected in the accounts of the Buyer, the Companies and their Affiliates for the years up to December 31, 1986, or


                        (ii) any costs, charges and expenses shall have been paid by the Companies during the period from January 1, 1987 to the Closing Date in relation to matters referred to in this Section 10 up to an aggregate amount of B.P.125,000.


             11.  Termination of Agreement
                  ------------------------

                  11.1  Termination
                        -----------

                        This Agreement may be terminated prior to the Closing as follows:

                        (i) at the election of the Seller, if any one or more of the conditions to the obligation of the Seller to close (other than the conditions set forth in the first two sentences of Section 6.1) has not been fulfilled as of the Closing Date;

                        (ii) at the election of the Buyer, if any one or more of the conditions to the obliga-tion of the Buyer to close (other than the conditions set forth in the first two sentences of Section 5.1) has not been fulfilled as of the Closing Date;

                        (iii) at the election of the Seller, if the Buyer has breached any representation, warranty, covenant or agreement con-tained in this Agreement;

                        (iv) at the election of the Buyer, if the Seller has breached any representation, warranty, covenant or agreement con-tained in this Agreement;

                        (v) at the election of the Seller, if any representation or warranty of the Seller contained in this Agreement that was true on the date hereof shall through no act or omission of the Seller, the Com-panies or any of their Affiliates become untrue in any material respect on and as of the Closing Date as a result of any event occurring subsequent to the date hereof;

                        (vi) at the election of the Buyer, if any representation or warranty of the Buyer contained in this Agreement that was true on the date hereof shall through no act or omission of the Buyer or any of its Affiliates become untrue in any material respect on and as of the Clos-ing Date as a result of any event occur-ring subsequent to the date hereof;

                        (vii)    at the election of the Buyer or the
                                 Seller, if the Closing has not occurred
                                 on or before December 31, 1987;

                        (viii)   at the election of the Buyer or the
                                 Seller, if the ILU or the DTI has stated in writing that it will not consent to the consummation of the transactions contemplated by this Agreement and has not withdrawn such statement within 10 days following the date that both the Buyer and the Seller have received such written statement;

                        (ix) at the election of the Buyer if an ILU Indication shall not have been obtained prior to November 16, 1987;

                        (x)      at the election of the Seller if it
                                 shall not have received a letter and a
                                 stock subscription agreement, respec-
                                 tively in the form and substantially in
                                 the form of Exhibits Q and R prior to
                                 October 21, 1987; or

                        (xi)    at any time on or prior to the Closing
                                Date, by mutual written consent of the parties.

                  11.2  Survival
                        --------

                        If this Agreement is terminated and the transac-tions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect, except for the provisions of Section 4.3 relating to the obligation of the Buyer to keep confidential and not to use certain information and data obtained by it from the Companies and except for the pro-visions of Sections 4.8, 10.7 and 12.4; provided,
                                                                --------
                        however, that except as otherwise provided in
                        -------
                        Section 4.8 none of the parties hereto shall have any liability in respect of a termination of this Agreement except to the extent that failure to satisfy the conditions of Section 5 or 6 results from the intentional or willful violation of the representations, warranties, covenants or agree-ments of such party under this Agreement.


             12.  Miscellaneous
                  -------------

                  12.1  Certain Definitions
                        -------------------

                        As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:

                        (i)      "Affiliate" with respect to any Person,
                                  ---------
                                 means any other Person controlling,
                                 controlled by or under common control
                                 with such Person, and, in the case of
                                 the Buyer includes any partner of any
                                 Affiliate of the Buyer.

                        (ii)     "Business Day" means any day other than
                                  ------------
                                 a Saturday, a Sunday or a day on which
                                 banks are authorized or required to be
                                 closed in New York, New York or London,
                                 England.

                        (iii)    "Buyer's Documents" means this Agree-
                                  -----------------
                                 ment, the Tax Indemnity Deed, the Guar-
                                 anty Agreement, the Warrant Agreement,
                                 the Insurance Guaranty Agreement, the
                                 Note Purchase Agreement, the Guaranty
                                 Agreement under the Note Purchase Agree-ment and the Guaranty of SD Investors, Inc. pursuant hereto.

                        (iv)     "Condition" of any Person means the
                                  ---------
                                 assets, liabilities, properties, busi-
                                 ness, operations and financial condition of such Person taken as a whole.

                        (v)      "Contracts or Other Agreements" means
                                  -----------------------------
                                 all contracts, agreements, understand-
                                 ings, indentures, notes, bonds, loans,
                                 instruments, leases, mortgages, fran-
                                 chises, licenses, commitments or other
                                 binding arrangements.

                        (vi)     "Documents or Other Papers" means any
                                  -------------------------
                                 Contracts or Other Agreements or any
                                 document, instrument, certificate, no-
                                 tice, consent, affidavit, letter, tele-
                                 gram, telex, statement, schedule
                                 (including any Schedule to this Agree-
                                 ment), or exhibit (including any Exhibit to this Agreement).

                        (vii)    "Governmental or Regulatory Body" means
                                  -------------------------------
                                 any government or political subdivision
                                 thereof, whether federal, state, local
                                 or foreign, or any agency or instrumen-
                                 tality of any such government or politi-cal subdivision and any court or arbi-trator and the ILU.

                        (viii)   "Knowledge" of or to be "Known" by a
                                  ---------               -----
                                 Person that is a corporation means the
                                 actual knowledge of any of the executive officers, directors or key employees of such Person. Knowledge of the Seller for purposes of this Agreement shall include the Knowledge of A&A and A&A Europe.

                        (ix)     "Lien" means any lien, pledge, mortgage,
                                  ----
                                 security interest, right in equity,
                                 claim, lease, charge, option, right of
                                 first refusal, easement, servitude,
                                 transfer restriction under any share-
                                 holder or similar agreement or encum-
                                 brance.

                        (x)      "Permitted Lien" means:
                                  --------------

                                 (a)   Liens for taxes, assessments or
                                       other governmental charges the
                                       payment of which is not at the
                                       time required or which are being
                                       challenged in good faith;

                                 (b)   statutory Liens of landlords and
                                       Liens of carriers, warehousemen,
                                       mechanics and materialmen incurred
                                       in the ordinary course of business
                                       for sums not yet due or the pay-
                                       ment of which is not at the time
                                       required or which are being chal-
                                       lenged in good faith;

                                 (c)   Security Deposit or deposits made
                                       in the ordinary course of business
                                       in connection with workers' com-
                                       pensation, unemployment insurance
                                       and other types of social security
                                       or social welfare, or to secure
                                       (or to obtain letters of credit or
                                       surety, appeal or performance
                                       bonds which secure) the perfor-
                                       mance of bids, tenders, statutory
                                       obligations, leases, purchase,
                                       construction, sales or reinsurance
                                       contracts and other similar obli-
                                       gations, in each case not incurred
                                       in connection with the borrowing
                                       of money, the obtaining of
                                       advances or the payment of the
                                       deferred purchase price of prop-
                                       erty;

                                 (d)   any Lien incurred in the ordinary
                                       course of business in connection
                                       with workers' compensation, unem-
                                       ployment insurance and other types
                                       of social security or social wel-
                                       fare, or to secure (or to obtain
                                       letters of credit or surety,
                                       appeal or performance bonds which
                                       secure) the performance of bids,
                                       tenders, statutory obligations,
                                       leases, purchase, construction or
                                       sales contracts and other similar
                                       obligations, in each case not
                                       incurred in connection with the
                                       borrowing of money, the obtaining
                                       of advances or the payment of the
                                       deferred purchase price of prop-
                                       erty;

                                 (e)   any attachment or judgment Lien,
                                       unless in the case of the Compa-
                                       nies if such judgment is or is
                                       required to be set forth in Sched-
                                       ule 2.16 the judgment it secures
                                       shall not, within 60 days after
                                       the entry thereof, have been dis-
                                       charged or execution thereof
                                       stayed pending appeal, or shall
                                       not have been discharged within 60
                                       days after the expiration of any
                                       such stay;

                                 (f)   leases or subleases granted to
                                       others, easements, rights-of-way,
                                       restrictions and other similar
                                       charges or encumbrances, in each
                                       case incidental to, and not inter-
                                       fering with, the ordinary conduct
                                       of the business of any of the
                                       Companies;

                                 (g)   in the case of investment securi-
                                       ties, Liens of depositories for
                                       fees payable, repurchase agree-
                                       ments, securities lending arrange-
                                       ments, options, futures, Liens of
                                       issuing banks with respect to
                                       letters of credit, and other simi-
                                       lar arrangements entered into in
                                       the ordinary course of business;

                                 (h)   all other Liens incurred in the
                                       ordinary course of business and
                                       not material to the Condition of
                                       the Companies taken as a whole or
                                       to the separate Condition of SDI;
                                       and

                                 (i)   all Liens reflected on the Company
                                       Balance Sheets or the SDI Balance
                                       Sheet.

                        (xi)     "Person" means any individual, corpora-
                                  ------
                                 tion, partnership, firm, joint venture,
                                 association, joint-stock company, trust, unincorporated organization or other entity and any Governmental or Regula-tory Body.

                        (xii)    "Property" means real or personal prop-
                                  --------
                                 erty or assets, tangible or intangible.

                        (xiii)   "Seller's Documents" means this Agree-
                                  ------------------
                                 ment, the Guaranty Agreement, the
                                 Halford Shead Agreement, the Subsidiary
                                 Agreements, the Property Agreements, the
                                 Administration Agreement, the Data Pro-
                                 cessing Agreement, the Tax Indemnity
                                 Deed, the Indemnification Agreement, the
                                 Pension Deed, the Insurance Guaranty
                                 Agreement, the Note Purchase Agreement,
                                 the Guaranty Agreement under the Note
                                 Purchase Agreement, the Warrant Agree-
                                 ment.

                  12.2  Overdue Amounts
                        ---------------

                        Any amount that becomes due and payable hereunder and that is not paid at such time shall bear interest from the date it first becomes due and payable until the date of payment in full at a fluctuating rate of interest equal to (i) with respect to the first 15 days such amount is over-due, the base lending rate from time to time of National Westminster Bank plc (the "Bank") based on a year of 365 days and the actual number of days elapsed (the "Base Rate") and (ii) thereaf-ter, the Base Rate plus four percentage points. Each change in the foregoing rate of interest shall be effective as at the opening of business on the date a change in the Base Rate is deter-mined by the Bank to be effective.

                  12.3  Consent to Jurisdiction and Service of Process
                        ----------------------------------------------

                        Any legal action, suit or proceeding arising out of or relating to this Agreement or the transac-tions contemplated hereby may be instituted in any federal court located in New York County, State of New York or in any English court and each party agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the juris-diction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. The Seller hereby appoints the Gen-eral Counsel, Alexander & Alexander Services Inc., at its offices at 1211 Avenue of the Ameri-cas, New York, New York, or if the suit is brought in England, the Group Legal Adviser, Alexander & Alexander Europe plc at its offices at 5-10 Bury Street, London, England or their respective offices in New York, New York or London, England, as they hereafter furnish to the parties to this Agreement, as the authorized agent of the Seller to accept and acknowledge on such party's behalf service of any and all pro-cess that may be served in any such action, suit or proceeding. The Buyer hereby appoints Paul, Weiss, Rifkind, Wharton & Garrison, at its offices at 1285 Avenue of the Americas, New York, New York 10019, or if the suit is brought in England, the Chairman, Sphere Drake Insurance plc, at its offices at 52/54 Leadenhall Street, London, England, or their respective offices in New York, New York, or London, England as they hereafter furnish to the parties to this Agree-ment, as the Buyer's authorized agent to accept and acknowledge on such party's behalf service of any and all process that may be served in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effec-tive against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction other than New York or England.

                  12.4  Publicity
                        ---------

                        No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without written advance approval thereof by the Seller and the Buyer until three months after the Closing.

                  12.5  Suspensory Clause
                        -----------------

                        No provisions of this Agreement or of any agree-ment or arrangement of which it forms part, by virtue of which the agreement constituted by all of the foregoing is subject to registration (if such be the case) under the Restrictive Trade Practices Act 1976 shall take effect until the day after particulars of such agreement have been furnished to the Director General of Fair Trading pursuant to the terms of Section 24 of that Act.

                  12.6  Notices
                        -------

                        Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed or sent by facsimile transmission. Any such notice shall be deemed given when so delivered person-ally, telegraphed, telexed or sent by facsimile transmission, as the case may be, or when received in any manner as follows:

                        (i)      if to the Buyer, to:

                                 Sphere Drake Acquisitions (U.K.) Limited
                                 c/o Centre Capital Investors L.P.
                                 Suite 1025
                                 One Rockefeller Plaza
                                 New York, New York 10020
                                 United States of America
                                 Attention:  Lester Pollack
                                 Telex:  RCA 222301
                                 Fax:  (212) 974-2825 or
                                       (212) 489-9655

                                 and

                                 Sphere Drake Acquisitions (U.K.) Limited
                                 c/o Sphere Drake Insurance plc
                                 52/54 Leadenhall Street
                                 London EC3A 2BJ
                                 England
                                 Attention:  Ian H. Dean
                                 Telex:  935015 Sphere G
                                 Fax:  01-481-3828

                                 and

                                 c/o John Head & Partners
                                 John C Head III
                                 545 Madison Avenue
                                 New York, New York 10022
                                 Telex:  971861
                                 Fax:  (212) 421-9049

                                 with copies to:

                                 Paul, Weiss, Rifkind, Wharton & Garrison
                                 1285 Avenue of the Americas
                                 New York, New York 10019
                                 United States of America
                                 Attention:  Albert P. Hand, Esq.
                                 Telex:  WUI 666-843
                                 Fax:  (212) 757-3990
                                 and

                                 Clyde & Co.
                                 51 Eastcheap
                                 London EC3M 1JP
                                 England
                                 Attention:  Francis Mackie and
                                             V.G. Southey
                                 Telex:  884886 Clyde G
                                 Fax:  01-623-5427

                        (ii)     if to the Seller, to:

                                 Alexander & Alexander Services Inc.
                                 1211 Avenue of the Americas
                                 New York, New York 10036
                                 Attention:  General Counsel
                                 Telex:  620303
                                 Fax:  (212) 302-1921

                                 and

                                 Alexander Stenhouse & Partners Ltd.
                                 Two South Place
                                 London EC2P 2DX
                                 England
                                 Attention:  The Company Secretary
                                 Telex:  8813371
                                 Fax:  01-588-1680

                                 and

                                 Alexander & Alexander Europe plc
                                 5-10 Bury Street
                                 London EC3A 5HL
                                 England
                                 Attention:  Group Legal Adviser
                                 Telex:  882171
                                 Fax:  01-623-5022

                        Any party may by notice given in accordance with this Section 12.6 to the other parties designate another address or person for receipt of notices hereunder.

                  12.7  Entire Agreement
                        ----------------

                        This Agreement (including the Schedules and
                        Exhibits) and the collateral agreements executed in connection with the consummation of the trans-actions contemplated herein contain the entire agreement among the parties with respect to the purchase of the Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

                  12.8  Waivers and Amendments; Non-Contractual Remedies;
                        -------------------------------------------------
                        Preservation of Remedies
                        ------------------------

                        This Agreement may be amended, superseded, can-celled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties affected thereby or, in the case of a waiver, by the party waiving compli-ance. No delay on the part of any party in exer-cising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege with the exception of the waiver of any condition precedent to the obligation to close in which case the rights of the parties shall be as set forth herein. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may other-wise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omis-sion, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) whether or not there is any inaccuracy or breach with respect to such other representation, warranty, covenant or agreement.

                  12.9  Governing Law
                        -------------

                        This Agreement shall be governed and construed in accordance with the laws of England.

                  12.10 Payments and Currency
                        ---------------------

                        Any and all amounts payable hereunder, whether at the Closing or otherwise, shall be paid to the appropriate party in London, England in sterling, and the specification of payment in London, England in sterling is of the essence of this Agreement. No payment obligation hereunder shall be discharged by amounts paid in another currency or in another place, whether pursuant to a judg-ment or otherwise, to the extent that the amount so paid on prompt conversion to sterling and transfer to London, England under normal banking procedures does not yield the amount of sterling due hereunder.

                  12.11 Binding Effect: Assignment
                        --------------------------

                        This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable other than by the written consent of the parties.

                  12.12 Variations in Pronouns
                        ----------------------

                        All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  12.13 Counterparts
                        ------------

                        This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an origi-nal, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                  12.14 Exhibits and Schedules
                        ----------------------

                        The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, clauses and Exhib-its shall be deemed references to such parts of this Agreement, unless the context otherwise requires. All references herein to Schedules shall be deemed references to such Schedules as delivered to the Buyer by the Seller on the date hereof.

                  12.15 Headings
                        --------

                        The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.


             IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.




             Signed by
                        ------------------------
             for and on behalf of
             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED in the presence of:



             Signed by
                        ------------------------
             for and on behalf of
             ALEXANDER STENHOUSE & PARTNERS, LTD.
             in the presence of:

                                       GUARANTY



                       The undersigned (the "Guarantor") (a) is a corpo-
             ration whose capital stock has been subscribed for by the proposed partners of SD Partners, a proposed Bermuda part-nership that will indirectly be the sole shareholder of Sphere Drake Acquisitions (U.K.) Limited; (b) acknowledges receipt of copies of the foregoing Share Purchase Agreement (the "Agreement") and the Schedules and Exhibits referred to therein; (c) agrees that such copies constitute adequate notice of all matters contained therein and consent thereto in all respects; (d) represents and warrants that the Guar-antor has full right and power and all authority and approval required to enter into, execute and deliver this Guaranty and to consummate the transactions contemplated hereby, and that this Guaranty has been duly executed and delivered by the Guarantor and is the valid and binding obligation of the Guarantor enforceable against it in accor-dance with its terms; and (e) unconditionally and irrevoca-bly guarantees the due and faithful performance by the Buyer of all of the Buyer's obligations as to Closing under the Agreement.

                       This Guaranty shall be binding upon the successors
             and assigns of the Guarantor and shall inure to the benefit of and be enforceable by the Seller and its successors and assigns. This Guaranty shall be governed by New York law. This Guaranty may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Seller.


                                    SPHERE DRAKE ACQUISITIONS HOLDINGS COMPANY
                                    (U.K.) LIMITED COMPANY
                                    ------



                                     By:
                                         -------------------------
                                         Name:
                                                Title:

             ============================================================







                                  GUARANTY AGREEMENT





                                     Dated as of
                                   October 9, 1987

                                          by

                         ALEXANDER & ALEXANDER SERVICES INC.

                                         and

                           ALEXANDER & ALEXANDER EUROPE plc

                                         with

                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED


















             ============================================================

                                  TABLE OF CONTENTS
                                  -----------------


             Section                                                 Page
             -------                                                 ----

              1.   Share Purchase Agreement  . . . . . . . . . . .      1

              2.   Guaranty  . . . . . . . . . . . . . . . . . . .      2

              3.   Subrogation, etc.   . . . . . . . . . . . . . .      2

              4.   Obligations Unconditional   . . . . . . . . . .      2

              5.   Waiver    . . . . . . . . . . . . . . . . . . .      5

              6.   Reservation of Rights of the Seller or any
                   of its Affiliates   . . . . . . . . . . . . . .      6

              7.   Representations and Warranties of the
                   Guarantors  . . . . . . . . . . . . . . . . . .      6

                   7.1     Organization  . . . . . . . . . . . . .      6
                   7.2     Authority to Execute and Perform
                           Agreements  . . . . . . . . . . . . . .      7
                   7.3 Certificate of Incorporation, By-Laws, Memorandum and Articles of
                           Association . . . . . . . . . . . . . .      7
                   7.4     Consents and Approvals  . . . . . . . .      7
                   7.5     No Breach . . . . . . . . . . . . . . .      7

              8.   Miscellaneous   . . . . . . . . . . . . . . . .      8

                   8.1     Survival  . . . . . . . . . . . . . . .      8
                   8.2     Consent to Jurisdiction and Service of
                           Process . . . . . . . . . . . . . . . .      8
                   8.3     Notices . . . . . . . . . . . . . . . .      9
                   8.4     Entire Agreement  . . . . . . . . . . .     12
                   8.5 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies . . 12
                   8.6     Governing Law . . . . . . . . . . . . .     12
                   8.7     Binding Effect; No Assignment . . . . .     13
                   8.8     Variations in Pronouns  . . . . . . . .     13
                   8.9     Headings  . . . . . . . . . . . . . . .     13
                   8.10    Counterparts  . . . . . . . . . . . . .     13

                                  GUARANTY AGREEMENT


                       GUARANTY AGREEMENT, dated as of October 9, 1987
             (herein as amended or supplemented from time to time as permitted hereby, this "Guaranty Agreement"), by Alexander & Alexander Services Inc., a Maryland corporation ("A&A") and Alexander & Alexander Europe plc, a Scottish corporation whose registered office is situate at 145 St. Vincents Street, Glasgow G2 5NX Scotland registered in Scotland with number 32111 ("A&A Europe," A&A and A&A Europe are herein collectively referred to as the "Guarantors"), with Sphere Drake Acquisitions (U.K.) Limited, an English corporation whose registered office is situate at 3O Mincing Lane, London EC3R 7BR England, registered in England with number 2136565 (the "Buyer").


             1.   Share Purchase Agreement.
                  ------------------------

             This Guaranty Agreement is made pursuant to the Share Purchase Agreement, dated as of the date hereof (the "Share Purchase Agreement"), between the Buyer and Alexander Stenhouse & Partners Ltd., a Scottish corporation whose registered office is situate at 145 St. Vincents Street, Glasgow, Scotland, registered in England with number SC23477 (the "Seller"), providing for the purchase by the Buyer from the Seller of all of the issued share capital of Sphere Drake Insurance Group Public Limited Company, an English corporation whose registered office is situate at 52/54 Leadenhall Street, London EC3A 2BJ England, registered in England with number 1868708 (the "Company"). Certain capitalized terms used herein without definition have the meanings specified in the Share Purchase Agreement. This Guaranty Agreement is made for the benefit of the Buyer and its Affiliates to guarantee the performance by the Seller and its Affiliates of its obligations under the Seller's Documents.


             2.   Guaranty.
                  --------

             The Guarantors hereby jointly and severally unconditionally and irrevocably guarantee to the Buyer and its Affiliates, for the benefit of the Buyer and its Affiliates, the due and punctual performance by the Seller of the obligations of the Seller under the Share Purchase Agreement, the Note Purchase Agreement, the Warrant Agreement, and the Tax Indemnity Deed when and as the same shall be performed. A&A hereby also unconditionally and irrevocably guarantees to the Buyer and its Affiliates, for the benefit of the Buyer and its Affiliates, the due and punctual performance by the Seller's Affiliates of the obligations of the Seller's Affiliates under the Halford Shead Agreement, the Subsidiary Agreements, the Property Agreements, the Administration Agreement, the Data Processing Agreement, the Indemnification Agreement, and the Pension Deed when and as the same shall be performed. Such guaranties are absolute, unconditional, present, and continuing guaranties of performance.


             3.   Subrogation, etc.
                  ----------------

             In the event (and only in the event) that the Guarantors shall have made full and complete performance of any of their obligations under Section 2 hereof, the Guarantors shall be subrogated to the rights of the Buyer or its Affiliates, as the case may be to the extent of such performance.


             4.   Obligations Unconditional.
                  -------------------------

             Subject to Section 6, the obligations and liabilities of the Guarantors under this Guaranty Agreement (i) are absolute, irrevocable and unconditional, (ii) shall not be subject to any counterclaim, set-off, deduction or defense (other than full and strict compliance with, or satisfaction of, such obligations and liabilities) based upon any claim that the Guarantors may have against the Buyer, any of its Affiliates or any other Person and (iii) shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any of the following circumstances and conditions:

                  (a) any amendment or modification of or supplement to the Seller's Documents or any Contracts or Other Agreements entered into in connection therewith (collectively, the "Instruments");

                  (b) any invalidity, irregularity or unenforceability of any term or provision of any Instrument;

                  (c) any assignment or transfer of any Instrument or of any interest thereunder in compliance with the terms of the applicable Instrument;

                  (d) any furnishing or acceptance of any security, or any release of any security, for any obligation of the Seller or any of its Affiliates under any Instrument;

                  (e) any waiver, consent, extension or indulgence under or with respect to any Instrument;

                  (f) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any Instrument or any lack of diligence or failure to mitigate damages or failure to proceed against or to take any action or pursue any remedy with respect to, any Person or any security afforded by or under any Instrument;

                  (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets of, or marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding, affecting the Seller or any of its Affiliates or any of their assets, or any action taken by any trustee, receiver or court in any such proceeding, or the disaffirmance, rejection or postponement in any such proceeding of any of the undertakings of the Seller or any of its Affiliates set forth in any Instrument (it being understood that the obligations guaranteed hereunder shall be those of the Seller or any of its Affiliates without giving effect to any reduction, disaffirmance, rejection, postponement or other change in or by reason of any such proceeding);

                  (h) any release by operation of law or discharge by operation of law of the Seller, any of its Affiliates, or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Seller any of its Affiliates, or such other Person, as the case may be, under or in respect of any Instrument;

                  (i) any limitation on the liabilities or obligations of the Seller, any of its Affiliates or any other Person under any Instrument or any termination or cancellation (other than any such termination or cancellation expressly consented to in writing by the Buyer, or any of its

             Affiliates which materially impairs or materially diminishes the value of the rights of subrogation of the Seller or any of its Affiliates), or any frustration, invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever;

                  (j) any failure on the part of the Seller any of its Affiliates, or any other Person for any reason to perform or comply with any term of any Instrument;

                  (k) any direct or indirect transfer or other disposition by either of the Guarantors of their indirect interest in the shares of the capital stock of the Seller or any of its Affiliates;

                  (l) any occurrence of a default or an event of default under any Instrument; or

                  (m) any other circumstance or condition, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge or defense of a guarantor (whether or not the Guarantors shall have any knowledge or notice thereof).


             5.   Waiver.
                  ------

             Subject to Section 6, the Guarantors hereby waive, insofar as their obligations hereunder are concerned:

                  (a) notice of acceptance hereof and notice of the execution and delivery of any Instrument;

                  (b)  notice of any of the matters referred to in
             Section 4 hereof;

                  (c) to the fullest extent permitted by applicable law, all notices required by statute, rule of law or otherwise to preserve or enforce any rights against the Guarantors hereunder, including without limitation any presentment, demand, proof or notice of nonpayment of any indemnity of the Seller or any of its Affiliates, as the case may be and notice of any failure on the part of the Seller or any of its Affiliates, as the case may be to perform or comply with any term of any instrument or agreement applicable to the Seller or any of its Affiliates;

                  (d) any right to the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Instrument;

                  (e) to the fullest extent permitted by applicable law, any requirement that the Seller, any of its Affiliates or any other Person be joined as a party to any proceeding for the enforcement of any term of any Instrument;

                  (f) any right to require a proceeding first against the Seller, or any of its Affiliates or any other Person or the security provided by or under any Instrument or agreement;

                  (g) the filing of claims by the Buyer or any of its Affiliates in the event of the receivership or bankruptcy of the Seller, any of its Affiliates; provided that the Buyer
                                                --------
             or any of its Affiliates, at the Guarantors' expense, comply with any reasonable request of the Guarantors to file claims on behalf of the Buyer or any of its Affiliates in the event of any such receivership or bankruptcy; provided, further,
                                                     --------  -------
             however, that compliance with any such request shall not be a condition of any obligation of the Guarantors hereunder; and

                  (h) any requirement of diligence on the part of the Buyer or any of its Affiliates and any requirement on the part of the Buyer or any of its Affiliates to mitigate any damages resulting from any nonperformance by the Seller or any of the Affiliates hereunder or the occurrence of any default or event of default under any Instrument.


             6.   Reservation of Rights of the Seller or any of its
                  -------------------------------------------------
                  Affiliates.
                  ----------

             Notwithstanding the provisions of Sections 4 and 5, the Guarantors shall be entitled to assert as a defense hereunder any defense that is or would be available to the Seller or any of its Affiliates under the Instruments (other than any defense arising as a result of proceedings of the character referred to in Section 4(g)) and shall be entitled to set off any claim that the Seller or any of its Affiliates has against the Buyer or any of its Affiliates under the Instruments against its obligations hereunder.
             The Guarantors shall be entitled to receive all notices that the Seller or any of its Affiliates is entitled to receive from the Buyer or any of its Affiliates pursuant to the Seller's Documents.


             7.   Representations and Warranties of the Guarantors.
                  ------------------------------------------------

             The Guarantors represent and warrant jointly and severally as follows:

             7.1  Organization.  A&A is a corporation duly organized,
                  ------------
             validly existing and in good standing under the laws of the State of Maryland, and A&A Europe is a corporation duly incorporated under the laws of Scotland. Each Guarantor has the power and authority to own, lease and operate its assets and to carry on its business as now and heretofore conducted.

             7.2  Authority to Execute and Perform Agreements.  The
                  -------------------------------------------
             execution and delivery of this Guaranty Agreement and the performance by the Guarantors of their obligations hereunder have been duly authorized by all necessary corporate action on the part of each of the Guarantors. This Guaranty Agreement has been duly executed and delivered by each of the Guarantors and is the valid and binding obligation of each of the Guarantors enforceable against each of them in accordance with its terms.

             7.3  Certificate of Incorporation, By-Laws, Memorandum and
                  -----------------------------------------------------
             Articles of Association.  A&A has heretofore delivered to
             -----------------------
             the Buyer true and complete copies of its Certificate of Incorporation and By-Laws, certified by the Secretary or Assistant Secretary thereof. A&A Europe has heretofore delivered to the Buyer true and complete copies of its Memorandum and Articles of Association, having attached thereto all of the resolutions required to be so attached, certified by the Secretary or Assistant Secretary thereof.

             7.4  Consents and Approvals.  The execution and delivery by
                  ----------------------
             the Guarantors of this Guaranty Agreement and the performance by the Guarantors of their obligations hereunder do not require either of the Guarantors to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmental or Regulatory Body or trade or industry organization.

             7.5  No Breach.  The execution, delivery and performance of
                  ---------
             this Guaranty Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or By-Laws of A&A or the Memorandum or Articles of Association of A&A Europe; (ii) require any consent, approval or notice under or result in a violation or breach of, or conflict with, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contracts or Other Agreements to which either of the Guarantors is a party or by which either of the Guarantors or any of their respective properties may be bound; (iii) violate any order, judgment, injunction, award or decree of any Governmental or Regulatory Body applicable to either of the Guarantors or any of their respective properties or any statute, law or regulation of any jurisdiction applicable to either of the Guarantors.

             8.   Miscellaneous.
                  -------------

             8.1  Survival.  If the Share Purchase Agreement is
                  --------
             terminated and the transactions contemplated thereby are not consummated for reasons other than as set forth in Section 11.1(iv) or (v) of the Share Purchase Agreement, this Guaranty Agreement shall become void and of no further force and effect except for any obligation of the Guarantors with respect to Sections 4.8, 10.7 and 12.4 of the Share Purchase Agreement.

             8.2  Consent to Jurisdiction and Service of Process.  Any
                  ----------------------------------------------
             legal action, suit or proceeding arising out of or relating to this Guaranty Agreement or the transactions contemplated hereby may be instituted in any federal court located in New York County, State of New York or in any English court, and each party agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Guaranty Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives any offsets or counterclaims in any such action, suit or proceeding. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. The Guarantors hereby appoint the General Counsel, Alexander & Alexander Services Inc., at its offices at 1211 Avenue of the Americas, New York, New York, or if the suit is brought in England, the

             Group Legal Adviser, Alexander & Alexander Europe plc at its offices at 5-10 Bury Street, London, England or their respective offices in New York, New York or London, England, respectively as they hereafter furnish to the parties to this Agreement, as the authorized agent of the Guarantors to accept and acknowledge on their behalf service of any and all process that may be served in any such action, suit or proceeding. The Buyer hereby appoints Paul, Weiss, Rifkind, Wharton & Garrison, at its offices at 1285 Avenue of the Americas, New York, New York 10019, or if the suit is brought in England the Chairman, Sphere Drake Insurance plc, at its offices at 52/54 Leadenhall Street, London, England, or their respective offices in New York, New York or London, England, as they hereafter furnish to the parties to this Agreement, as the Buyer's authorized agent to accept and acknowledge on such party's behalf service of any and all process that may be served in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction other than New York or England.

             8.3  Notices.  Any notice or other communication required or
                  -------
             permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed or sent by facsimile transmission. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, as the case may be or when received in any manner, as follows:

                  (i)  if to the Buyer, to:

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Centre Capital Investors L.P.
                       Suite 1025
                       One Rockefeller Plaza
                       New York, New York 10020
                       United States of America
                       Attention:     Lester Pollack
                       Telex:    RCA 222301
                       Fax:      (212) 974-2825 or (212) 489-9655
                       and

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Sphere Drake Insurance plc
                       52/54 Leadenhall Street
                       London EC3A 2BJ,
                       England
                       Attention:  Ian H. Dean
                       Telex:    935015 Sphere G
                       Fax:      01-481-3828

                       and

                       John C Head III
                       c/o John Head & Partners
                       545 Madison Avenue
                       New York, New York 10022
                       Telex:    971861
                       Fax:      (212) 421-9049

                       with copies to:

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York 10019
                       United States of America
                       Attention:  Albert P. Hand, Esq.
                       Telex:    WUI 666-843
                       Fax:      (212) 757-3990

                       and

                       Clyde & Co.
                       51 Eastcheap
                       London EC3M lJP
                       England
                       Attention:  Francis Mackie and
                                   V.G. Southey
                       Telex:    884886 Clyde G
                       Fax:      01-623-5427

                  (ii) if to the Guarantors, to:

                       Alexander & Alexander Services Inc.
                       1211 Avenue of the Americas
                       New York, New York 10036
                       Attention:  General Counsel
                       Telex:    620303

                       Fax:      (212) 302-1921

                       and

                       Alexander & Alexander Europe plc
                       5-10 Bury Street
                       London EC3A 5HL
                       England
                       Attention:  Group Legal Adviser
                       Telex:    882171
                       Fax:      01-623-5022

             Any party may by notice given in accordance with this
             Section 8.3 to the other parties designate another address or person for receipt of notices hereunder.

             8.4  Entire Agreement.  This Guaranty Agreement, the Share
                  ----------------
             Purchase Agreement (including the Schedules and Exhibits) and the collateral agreements executed in connection with the consummation of the transactions contemplated by the Share Purchase Agreement contain the entire agreement among the parties with respect to the purchase of the Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

             8.5  Waivers and Amendments; Non-Contractual Remedies;
                  -------------------------------------------------
             Preservation of Remedies.  This Guaranty Agreement may be
             ------------------------
             amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Guarantors and the Buyer. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

             8.6  Governing Law.  This Guaranty Agreement shall be
                  -------------
             governed and construed in accordance with the laws of the State of New York.

             8.7  Binding Effect; No Assignment.  This Guaranty Agreement
                  -----------------------------
             shall be binding upon and inure to the benefit of the Buyer and its successors and legal representatives. This Guaranty Agreement is not assignable.

             8.8  Variations in Pronouns.  All pronouns and any
                  ----------------------
             variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

             8.9  Headings.  The headings in this Guaranty Agreement are
                  --------
             for reference only, and shall not affect the interpretation of this Agreement.

             8.10 Counterparts.  This Agreement may be executed by the
                  ------------
             parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                       IN WITNESS WHEREOF, the parties have executed or,
             as the case may be, caused their common seals to be affixed to this Guaranty Agreement as of the date first above written.


                                      ALEXANDER & ALEXANDER SERVICES INC.


                                      By:
                                           ------------------------------



                                      THE COMMON SEAL of
                                      ALEXANDER & ALEXANDER EUROPE plc
                                      was affixed hereto in the presence
                                      of:

             The foregoing provisions
             of this Guaranty Agreement
             are hereby consented to:







             Signed by
                       --------------------

             for and on behalf of
             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED in the presence of:

                                 AMENDMENT AGREEMENT
                                 -------------------


                       THIS AMENDMENT AGREEMENT is made as of August 30,
             1988 by and among SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, whose registered office is at 52-54 Leadenhall Street, London, EC3 2BJ (the "Buyer"), SPHERE DRAKE INSURANCE GROUP PUBLIC LIMITED COMPANY, whose registered office is at 52-54 Leadenhall Street, London, EC3 2BJ (the "Company"), and ALEXANDER STENHOUSE & PARTNERS LIMITED, whose registered office is at 145 St. Vincents Street, Glasgow, Scotland (the "Seller").

                       WHEREAS, the Buyer and the Seller have entered
             into a Share Purchase Agreement dated as of October 9, 1987 ("the Share Purchase Agreement") under which the parties agreed, among other things, that the Seller would sell and the Buyer would buy all of the issued share capital of the Company;

                       WHEREAS, the Buyer, the Seller and the Company
             have entered into a Tax Indemnity Deed dated December 30, 1987 (the "Tax Indemnity Deed"); and

                       WHEREAS the rights of the Buyer under Section 7 of
             the Share Purchase Agreement are held subject to the trust declared pursuant to a Deed made on 30th December 1987 between the Buyer and SD Securities Limited as Trustee ("The Deed of Trust").

                       NOW, THEREFORE, in consideration of the terms and
             conditions set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                       1.   Share Purchase Agreement.  The Share Purchase
                            ------------------------
             Agreement shall be and is hereby amended in the following respects:

                       (a)  By the insertion in the last sentence of
                  Section 7.1 of the words "Section 7.4 and except as contemplated by the Deed made on 30th December 1987, between Sphere Drake Acquisitions (U.K.) Limited and SD Securities Limited, as Trustee (the "Deed of Trust")," in place of the words "Section 7.4";

                       (b)  By the deletion of the final sentence of
                  Section 7.4 and the substitution therefor of the following:

                       "On each Adjustment Date subsequent to an Acceleration Date and on the Final Adjustment Date, the Buyer shall pay the Seller directly (notwithstanding any assignment of the Buyer's rights in respect of the Adjustment Account), in cash at the Adjustment Closing next following such Adjustment Date, an amount equal to the lesser of the Negative Balance and the sum of:

                            (x) if such Adjustment Date is not the Final Adjustment Date, all amounts by which the Adjustment Account shall thereto fore have been decreased pursuant to Section 7.2(x) as of any such Adjustment Date, and

                            (y)  to the extent that any adjustment shall
                            have been made pursuant to Section 7.2 (iii) as of such Adjustment Date, and such adjustment reflects any NOL Tax Benefit, the amount of such NOL Tax Benefit,

                       (in the case of each of the foregoing clauses (x) and (y), such payment to be reduced by all amounts theretofore paid pursuant to this sentence), and the Negative Balance shall be reduced by the amount of any cash payments made pursuant to this sentence."

                       (c)  By the deletion of Section 7.5 and the
                  substitution therefor of the following:

                       "7.5 Certain Limitations.  The total cumulative
                            --------------------
                       liability of the Seller to the Buyer under this
                       Section 7 shall not exceed the greater of (i) the
                                                                  -
                       sum of B.P.32,651,934 plus the amount of any Warrant Proceeds, or (ii) the Accreted Value of the Notes
                                     --
                       plus the amount of any Warrant Proceeds, provided
                                                                --------
                       that such sum shall be reduced if any of the Notes shall have been prepaid in accordance with Section
                       9 of the Note Purchase Agreement by an amount
                       equal to the excess, if any, of (i) the Prepaid
                                                        -
                       Percentage of Notes so prepaid times B.P.32,651,934
                                                      -----
                       over (ii) the Accreted Value of the Notes so
                       ----  --
                       prepaid.  For these purposes the "Prepaid

                       Percentage" shall be a fraction, the numerator of which is the aggregated stated principal amount of the Notes so prepaid and the denominator of which is the aggregate stated principal amount of the Notes outstanding as of the Closing Date."

                       (d)  By the deletion of the third sentence of
                  Section 7.7 and the substitution therefor of the following:

                       "In addition, within 1180 days following each Annual Adjustment Date commencing with December 31, 1988, the Buyer shall cause SDI to deliver to the Seller a schedule (a "Pipeline Profits Schedule") showing the calculation of the Net Pipeline Profits Adjustment with respect to the preceding accounting year. As promptly as possible following each Adjustment Date but in no event later than 90 days (180 days if such Adjustment Date is a Reserve Adjustment Date) following each Adjustment Date, the Buyer shall cause SDI to deliver to the Seller a statement of the balance of the Adjustment Account (a "Statement of the Balance of the Adjustment Account") showing each adjustment made in the Adjustment Account since the previous Adjustment Date and the current balance in the Adjustment Account. (The statement of the Balance of the Adjustment Account together with the Reinsurance Recoverable Schedules, the Reserve Schedules and the Pipeline Profits Schedules, being hereinafter collectively called the "Adjustment Schedules".)"

                       (e) By the insertion in section 7.9 following the last sentence thereof, of the following:

                       "At the Final Adjustment Date the Buyer shall cause the Company to assign or otherwise transfer to the Seller or such Affiliate of the Seller as the Seller may designate, all Reinsurance Recoverables which have been included in the Net Recoverables Adjustment in the Adjustment Account pursuant to Section 7.2 to the extent that such Reinsurance Recoverables do not exceed the final balance of the Adjustment Account."

                       (f)  By the deletion of the final two sentences of
                  Section 8.2.5 and the substitution therefor of the following:

                            "The 'Net Tax Benefit Adjustment' shall equal
                       the NOL Tax Benefit, provided that there shall be
                                            --------
                       included in Net Tax Benefit Adjustment, if (x) exceeds (y) in (i) above, the amount of such excess, and if (x) exceeds (y) in (ii) above, the amount of such excess times 0.625."

                       (g) By the insertion in Note 1 to Annex A to Exhibit M of the Share Purchase Agreement of "7.7" in place of "7.6."

                       (h)  By insertion in the Note to Annex 2 to
                  Exhibit N of the Share Purchase Agreement of "7.7" in place of "7.6."

                       2.   Effect of Deed of Trust.  The provisions of
                            ------------------------
             the Deed of Trust for discharge of the liabilities of the Seller under the Adjustment Account referred to in Section 7 of the Share Purchase Agreement shall govern the settlement of the Adjustment Account so that (having regard to and in furtherance of the limitations on liability in Section 7.5 of the Share Purchase Agreement) if at any Adjustment Date on which the Seller has an obligation to pay cash to the Buyer pursuant to Section 7.4 of the Share Purchase Agreement the balance in the Adjustment Account is in excess of the Accreted Value of the Notes as at such Adjustment Date, such obligation of the Seller to pay cash to the Buyer (or to the Trustee as assignee of the Buyer's rights) shall be equal to the lesser of (i) the amount of such excess and
                                        -
             (ii) an amount determined as follows:
              --

                       (a)  If at the time of such Adjustment Date none
                  of the Notes has been prepaid in accordance with
                  Section 9 of the Note Purchase Agreement, an amount
                  equal to the sum of (1) the excess of B.P.32,651,934 over
                                       -
                  the Accreted Value of the Notes as at such Adjustment Date; and (2) any Warrant Proceeds;
                             -

                       (b) If at the time of such Adjustment Date the Notes have been paid in full, an amount equal to the sum of (1) any amount actually received by the Seller
                          -
                  (or any assignee of the Seller) from the Trustee in the discharge or purported discharge of the trusts of the Deed of Trust (but excluding, however, any amount paid by the Trustee to the Seller in respect of costs for which the Seller is entitled to indemnity under the Deed of Trust) and (2) any Warrant Proceeds; and
                                      -

                       (c) If at the time of such Adjustment Date the Notes have been prepaid in part in accordance with
                  Section 9 of the Note Purchase Agreement, an amount equal to the sum of (1) the sum of (x) all amounts
                                       -              -
                  actually received by the Seller (or any assignee of the Seller) from the Trustee in the discharge or purported discharge of the trusts of the Deed of Trust (but excluding however any amount paid by the Trustee to the Seller in respect of costs for which the Seller is entitled to indemnity under the Deed of Trust) and (y)
                                                                      -
                  any excess of (i) B.P.32,651,934 times a fraction, the
                                 -
                  numerator of which is the aggregate stated principal amount of the Notes outstanding at such Adjustment Date and the denominator of which is the aggregate stated principal amount of the Notes outstanding as of the Closing Date, over (ii) the Accreted Value of the Notes
                                      --
                  outstanding as at such Adjustment Date and (2) any
                                                              -
                  Warrant Proceeds;

             less, in the cases of each of the foregoing clauses (A), (B)
             ----
             and (C), the aggregate of all amounts theretofore paid in cash by the Seller pursuant to Section 7.4.

                       3.   Accounting Periods.  The parties agree that
                            -------------------
             the indemnifications due to the Buyer and the tax benefits due to the Seller under the Tax Indemnity Deed and the Share Purchase Agreement shall be calculated using a 31 December tax accounting period currently in use by the Companies (as defined in Section 2.6 of the Share Purchase Agreement), notwithstanding that one or more of the Companies may subsequently change their tax accounting period to a date other than 31 December.

                       4.   Tax Indemnity Deed.  The Tax Indemnity Deed
                            -------------------
             shall be and is hereby amended by the insertion in the second sentence of subsection (1) of Section 8 thereof of the word "not" so that the sentence reads as follows:

                       "Notwithstanding any provision of this Clause 8, settlement of such liability for open tax years that would materially affect the liability of the Company, SDI or any Subsidiary for tax years subsequent to that ended on 31st December 1986, may not be made with the Inland Revenue without the Company's consent, which shall not be unreasonably withheld or delayed."

                       5.   Consent of Trustee and Guarantors.  By
                            ----------------------------------
             signature hereof each of Alexander and Alexander Services, Inc. as guarantor of the obligations of the Seller under the Share Purchase Agreement, Sphere Drake Holdings, Public Limited Company, as guarantor of the obligations of the Buyer under the Share Purchase Agreement and the Trustee as assignee of the rights of the Buyer under Section 7 of the Share Purchase Agreement consent to and ratify the foregoing amendments.

                       6.   Share Purchase Agreement and Tax Indemnity
                            ------------------------------------------
             Deed.  Except as amended hereby, the Share Purchase
             -----
             Agreement and the Tax Indemnity Deed shall remain in full force and effect.

                       7.   Counterparts.  This Amendment Agreement may
                            -------------
             be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute but one and the same instrument, which shall be sufficiently evidenced by any one counterpart.


                       IN WITNESS WHEREOF the parties have executed this
             Amendment Agreement as of the date above written:


             Signed by
                       -------------------------
             for and on behalf of
             SPHERE DRAKE INSURANCE GROUP PLC
             in the presence of:



             Signed by
                       -------------------------
             for and on behalf of
             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED in the presence of:


             Signed by
                       -------------------------
             for and on behalf of
             ALEXANDER STENHOUSE & PARTNERS LIMITED
             in the presence of:

                       THE UNDERSIGNED hereby consent to and ratify the
             foregoing amendments.


                                      SPHERE DRAKE HOLDINGS PLC


                                      By:
                                           ------------------------------



                                      ALEXANDER & ALEXANDER
                                      SERVICES, INC.


                                      By:
                                           ------------------------------



                                      SD SECURITIES LIMITED, AS TRUSTEE


                                      By:
                                           ------------------------------

                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED
                      SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY



                          Zero Coupon Senior Notes due 1995
                       Zero Coupon Subordinated Notes due 1995
                            Credit Facility Notes due 1995



                     SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY




             As of October 9, 1987

             Alexander Stenhouse & Partners Ltd.
             145 St. Vincents Street
             Glasgow
             Scotland

             Dear Sirs:

                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, an Eng-
             lish corporation whose registered office is situate at 30 Mincing Lane, London EC3R 7BR England, registered in England with number 2136565 (the "Company"), and SPHERE DRAKE HOLD-ING PUBLIC LIMITED COMPANY, an English company whose regis-tered office is situate at 30 Mincing Lane, London EC3R 7BR England, registered in England with number 2168083 (the "Guarantor"), agree with you as follows:

                       1.  Authorization of Notes.  The Company has au-
                           ----------------------
             thorized the issue and sale of (a) an aggregate principal amount determined as set forth below of its Zero Coupon
             Senior Notes due 1995 (the "Senior Notes") and an aggregate principal amount determined as set forth below of its Zero Coupon Subordinated Notes due 1995 (the "Subordinated
             Notes," and together with the Senior Notes, the "Notes," such terms to include any such Notes issued in substitution thereof pursuant to section 15.2) to be substantially in the form of the Senior Notes and the Subordinated Notes as re-spectively set out in Exhibits A-1 and A-2, and (b) up to the amount from time to time of the Credit Facility Cap an aggregate principal amount of its Credit Facility Notes due 1995 (the "Credit Facility Notes", such term to include any such notes issued in substitution therefor pursuant to sec-tion 15.2), to be substantially in the form of the Credit Facility Notes set out in Exhibit A-3; in each case with such changes therefrom, if any, as may be approved by you, the Company and the Guarantor. The stated principal amount of the Senior Notes shall be B.P.13,000,000 with interest pay-able thereon at a rate of 10% per annum, compounded on each

             June 30 and December 31 from the Closing to the stated final maturity date of such Senior Notes. The stated principal amount of the Subordinated Notes shall be B.P.12,700,000 with interest payable thereon at a rate of 12% per annum, com-pounded on each June 30 and December 31 from the Closing to the stated final maturity date of such Subordinated Notes. The Notes and the Credit Facility Notes shall be uncondi-tionally guaranteed by the Guarantor pursuant to a Guaranty Agreement (the "Guaranty Agreement") in the form of Exhi-bit B. Certain capitalized terms used in this Agreement are defined in section 14; references to an "Exhibit" are, un-less otherwise specified, to an Exhibit attached to this Agreement.

                       2.  Sale and Purchase of Notes.  Subject to the
                           --------------------------
             terms and conditions of this Agreement, we may call upon you by notice given pursuant to section 3 by December 31, 1987 to purchase from the Company, (a) at the Closing provided for in section 3, the Notes at the purchase price of B.P.l3,000,000 in the case of the Senior Notes and B.P.12,700,000 in the case of the Subordinated Notes, and (b) as provided in section 10, up to B.P.32,651,934 in principal amount of Credit Facility Notes at a purchase price equal to the prin-cipal amount thereof.

                       3.  Closing.  The sale of the Notes to be pur-
                           -------
             chased by you shall take place at the offices of Slaughter and May, 35 Basinghall Street, London, EC2V 5DB, at 10:00 a.m., local time, at a closing (the "Closing") on December 31, 1987 or on such other Business Day prior to December 31, 1987 as may be advised by the Company on at least one day's advance written notice to you. If at the Closing the Com-pany shall fail to tender the Notes or the Guarantor shall fail to tender the Guaranty Agreement to you, or any of the conditions specified in section 4 shall not have been ful-filled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement.

                       4.     Conditions to Closing.  Your obligation to
                              ---------------------
             purchase and pay for the Notes at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

                       4.1.   Delivery, Etc.  The Company shall have
                              -------------
             delivered to you the Senior Notes and the Subordinated Notes to be purchased by you, each in the form of a single note dated as of the date of the Closing and payable to you (or your nominee) or order, against delivery by you to the Com-pany or its order of immediately available funds in the amount of the purchase price therefor. The Guarantor shall have delivered to you the Guaranty Agreement.

                       4.2.   Representations and Warranties.  The repre-
                              ------------------------------
             sentations and warranties of the Guarantor and the Company contained in this Agreement and those otherwise made in writing by or on behalf of the Guarantor or the Company in connection with the transactions contemplated by this Agree-ment and the Guaranty Agreement shall be correct in all material respects when made and at the time of the Closing, except as affected by the consummation of such transactions.

                       4.3.   Performance; No Default.  Each of the Gua-
                              -----------------------
             rantor and the Company shall have performed and complied with all agreements and conditions contained in this Agree-ment and the Guaranty Agreement required to be performed or complied with by it prior to or at the Closing and at the time of the Closing no Event of Default or Potential Event of Default shall have occurred and be continuing.

                       4.4.   Share Purchase Agreement.  Prior to the
                              ------------------------
             subscription hereunder for the Notes, the closing of the transactions contemplated by the Share Purchase Agreement, dated as of the date hereof, between you and the Company (the "Share Purchase Agreement") shall have been completed.

                       4.5.   The Warrants.  The Warrants shall be duly
                              ------------
             issued pursuant to the Warrant Agreement simultaneously with the Notes.

                       4.6.   Compliance Certificate.  The Company shall
                              ----------------------
             have delivered to you an Officers' Certificate, dated the date of the Closing, certifying that the conditions speci-fied in sections 4.2 and 4.3 have been fulfilled.

                       4.7.   Opinion of Counsel.  You shall have re-
                              ------------------
             ceived from Clyde & Co., solicitors for the Guarantor and the Company in connection with the transactions contemplated by this Agreement, a favourable opinion substantially in the form set forth in Exhibit C, dated the date of the Closing and otherwise satisfactory in substance and form to you.

                       5.     Representations and Warranties, etc. Each
                              -----------------------------------
             of the Guarantor and the Company jointly and severally re-presents and warrants as follows:

                       5.1.   Organization.  Each of the Guarantor and
                              ------------
             the Company is a company duly incorporated under English law and has the power and authority to own, lease and operate its assets and to carry on its business as now and hereto-fore conducted.

                       5.2.   Authority to Execute and Perform Agree-
                              ---------------------------------------
             ments.  The execution and delivery of this Agreement, the
             -----
             Warrant Agreement and the Guaranty Agreement and the perfor-mance by the Guarantor and the Company of their respective obligations hereunder and thereunder have been duly author-ized by all necessary corporate action on the part of the Guarantor and the Company, as the case may be. This Agree-ment, the Warrant Agreement and the Guaranty Agreement have been duly executed and delivered by the Guarantor and the Company and are the valid and binding obligations of the Guarantor and the Company, as the case may be, enforceable against the Guarantor and the Company, as the case may be, in accordance with their respective terms.

                       5.3.  Memorandum and Articles of Association. The
                             --------------------------------------
             Guarantor and the Company have heretofore delivered to you true and complete copies of their respective Memoranda and Articles of Association, having attached thereto all of the resolutions required to be so attached.

                       5.4.  Capitalization.  The Guarantor and the
                             --------------
             Company have delivered to you complete and correct copies of
             (a) a schedule (the "Capitalization Table") setting forth accurately as of the date set forth therein the pro forma capitalization of the Guarantor and the Company giving effect, among other things, to the transactions contemplated by the Share Purchase Agreement and hereby, and (b) the agreements, instruments and other documents (the "Constituent Documents") relating to the securities and other obligations issued and to be issued by the Guarantor and the Company reflected on the Capitalization Table. The Guarantor and the Company were incorporated in September and June, 1987, respectively, and, prior to the date hereof, have had no business or operations other than the negotiations leading up to the execution and delivery of the Constituent Documents, the Share Purchase Agreement and this Agreement.

                       5.5.   Compliance with Other Instruments, etc.
                              --------------------------------------
             Neither the Guarantor nor the Company is in violation of any term of its Memorandum and Articles of Association, and neither the Guarantor nor the Company is in violation of any term of any agreement or instrument to which it is a party or by which it is bound (including without limitation the Constituent Documents) or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority. The execu-tion, delivery and performance of this Agreement, the War-rant Agreement, the Guaranty Agreement, the Notes, the War-rant and the Credit Facility Notes will not result in any violation of or be in conflict with or constitute a default under any such term or result in the creation of any Lien upon any of the properties or assets of the Guarantor or the Company.

                       5.6.   Governmental Consent.  No consent, approval
                              --------------------
             or authorization of, or declaration or filing with, any governmental authority on the part of the Guarantor, the Company or any of their Affiliates is required for the valid execution and delivery of this Agreement, the Warrant Agree-ment or the Guaranty Agreement, the valid offer, issue, sale and delivery of the Notes or the Credit Facility Notes pur-suant to this Agreement or the valid issue or (except for such as are contemplated by the Warrant Agreement) exercise of the Warrant, or the entering into the Constituent Docu-ments except for (x) a filing which may be required under the Restrictive Trade Practices Legislation, and (y) consent under the Control of Borrowing Order 1958 (as amended), which (in the case of (y)) shall at the time of the Closing, have theretofore been duly filed and obtained.

                       5.7.   Offer of Notes.  Neither the Guarantor, the
                              --------------
             Company nor anyone acting on behalf of either of them in connection with the offering or sale of the Notes or the Credit Facility Notes or any similar securities of the Com-pany has directly or indirectly offered the Notes or the Credit Facility Notes or any part thereof or any similar securities (other than in the case of the Credit Facility Notes as contemplated by section 10) for sale to, or soli-cited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, anyone other than you. Neither the Guarantor, the Company nor anyone acting on behalf of either of them has taken or will take any action which would (a) subject the issuance and sale of the Notes or the Credit Facility Notes or the War-rants to the registration and prospectus delivery provisions of the Securities Act of 1933, as amended, or (b) contravene any of the provisions of the Companies Act 1985 or the Fi-nancial Services Act 1986.

                       5.8.   Disclosure.  Neither this Agreement nor any
                              ----------
             other document, certificate or instrument delivered to you by or on behalf of the Guarantor or the Company in connec-tion with the transactions contemplated by this Agreement or the Warrant Agreement contains (in each case, as of its date) any untrue statement of a material fact or omits to state a material fact necessary in order to make the state-ments contained in this Agreement and in such other docu-ments, certificates or instruments not misleading in light of the circumstances in which they were made.

                       6.     Purchase for Investment.  You represent
                              -----------------------
             that you are purchasing the Notes and the Credit Facility Notes for your own account for investment and not with a view to the distribution thereof or with any present inten-tion of distributing or selling any of the Notes or the Credit Facility Notes, provided that the disposition of your
                                    --------
             property shall at all times be within your control.

                       7.     Accounting; Financial Statements and Other
                              ------------------------------------------
             Information.  The Guarantor and the Company will maintain,
             -----------
             and will cause each of the Subsidiaries to maintain, a sys-tem of accounting established and administered in accordance with standard accounting practice applicable in the United Kingdom, and will set aside on their respective books, and will cause each Subsidiary to set aside on its books, all such proper reserves as shall be required by standard ac-counting practice applicable in the United Kingdom. The Guarantor will deliver to you, so long as you, an Affiliated Lender or a Credit Enhancement Party, as the case may be, shall be required to purchase Notes or be entitled to Credit Facility Notes under this Agreement or you, your nominee or any permitted transferee shall be the holder of any of the Notes or of the Credit Facility Notes:

                  (a) As promptly as possible (typically within 21 days after the end of each of the first three calendar quarters) and in any event within 30 days after the end of each of the first three calendar quar-ters, the consolidated balance sheets of (i) the Guarantor and its Subsidiaries and (ii) the Com-pany and its Subsidiaries, and the separate ba-lance sheet of Sphere Drake Insurance plc, a Sub-sidiary of the Company and the Guarantor ("SDI"), as at the end of such quarters and the related profit and loss accounts of the Guarantor and its Subsidiaries, of the Company and its Subsidiaries, and of SDI, for such quarters and (in the case of the second and third quarters) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the pre-vious year, all in reasonable detail. In the case of any Subsidiary (including SDI) that is a pro-perty and casualty insurance company that is sub-ject to the Insurance Companies Act 1985 (such subsidiaries are referred to as "UK Insurance Subsidiaries"), each such balance sheet and profit and loss accounts will be prepared on the follow-ing bases: (A) all balance sheet items will be as recorded in the books and records of the applic-able UK Insurance Subsidiary as at each reported date, it being recognized that certain items will in accordance with the present practices of SDI be one quarter in arrears; (B) changes in the Adjust-ment Account shall be reflected one quarter in arrears; and (C) all profit and loss account items will be reported on an accrual basis, except that estimated underwriting transfers (comprising pre-miums, net of commissions, less claims incurred, all figures net of reinsurance ceded) will be included on the basis of the estimated transfer for the full year multiplied by the number of months elapsed from the beginning of the financial year to the end of the reported quarter, the re-sultant being divided by 12; and the underwriting transfer for the full year will be based on a review of premiums and claims data at the end of the quarter previous to the one reported. In the case of the Company and, subject to the final sentence in this section 7(a), the Guarantor, each such consolidated balance sheet and profit and loss account will reflect the accounts of each UK Insurance Subsidiary prepared on the bases set forth in the foregoing sentence and the accounts of their other respective Subsidiaries prepared in accordance with standard accounting practice ap-plicable in the United Kingdom (except for the absence of notes) presenting a true and fair view of the state of affairs of such Subsidiaries as of the applicable date, and of their operations for the periods then ending. Each of the foregoing financial statements shall be prepared in accor-dance with accounting principles consistently applied throughout the period covered thereby, and in compliance with the Companies Act 1985, subject to changes resulting from normal year-end audit adjustments. The foregoing financial statements shall be certified by the Finance Director of the Guarantor, the Company or SDI, as the case may be, as having been prepared in accordance with the foregoing provisions of this section 7(a). In the case of Subsidiaries of the Guarantor organized in jurisdictions other than the United Kingdom, the foregoing financial statements of the Guarantor may be based on the financial statements of such Subsidiaries in accordance with generally accepted or standard accounting practices applicable in such jurisdiction.

                  (b)  (i)    Within 30 days after the end of each year,
                              a preliminary indication of the earnings of the Guarantor and its Subsidiaries, the Company and its Subsidiaries and SDI.

                       (ii) Within 60 days after the end of each year, preliminary forms of the consolidated bal-ance sheets of the Guarantor and its Sub-sidiaries and of the Company and its Sub-sidiaries, and the separate balance sheet of SDI, as at the end of such year and the related consolidated profit and loss ac-counts of the Guarantor and its Subsidiar-ies, and of SDI, for such fiscal year, setting forth in each case (other than in the cases of consolidated financial state-ments required to be delivered before De-cember 31, 1988) in comparative form the consolidated figures for the previous year, all in reasonable detail accompanied by a report as to the issues at the time open in connection with the audit of such financial statements (which report shall indicate a range of amounts affected by each such open issue), certified in the case of such fi-nancial statements by the Finance Director of the Guarantor, the Company and SDI, as the case may be.

                       (iii) Within 135 days of the end of such year such financial statements in definitive form and statements of sources and applica-tion of funds of the Guarantor and its subsidiaries and of SDI for such fiscal year accompanied by reports thereon of independent chartered accountants of recog-nised standing selected by the Guarantor, which reports shall state that such finan-cial statements (x) have been prepared in accordance with standard accounting prac-tice applicable in the United Kingdom, and
                              (y) comply with the Companies Act 1985 and, in the case of SDI, the Companies Act 1985 as it applies to insurance companies. As to any year that ends on a Reserve Adjust-ment Date, the date for delivery of the financial statement and of the report re-ferred to in this clause (iii) shall be deferred until a date 30 days after the delivery of the applicable Reserve Adjust-ment Schedule.

                  (c) Together with each delivery of financial state-ments pursuant to subdivisions (a) and (b) of this section 7, an Officers' Certificate of the Guaran-tor (i) stating that the signers have reviewed the terms of this Agreement, of the Notes and the Credit Facility Note and have made, or caused to be made under their supervision, a review in rea-sonable detail of the transactions and condition of the Guarantor, the Company and their Subsidiar-ies during the accounting periods covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Officers' Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condi-tion or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or pro-poses to take with respect thereto, (ii) specify-ing the amount available at the end of such ac-counting period for Restricted Payments in compli-ance with section 11.2 and showing in reasonable detail all calculations required in arriving at such amount, and (iii) demonstrating in reasonable detail compliance during and at the end of such accounting period with the restrictions contained in sections 11.1(d), 11.2, 11.4 and the proviso to section 11.9.

                  (d) Promptly upon the resignation, dismissal or fail-ure to reappoint any chartered accountants which had been engaged to report upon financial state-ments of the Guarantor or of any of its Subsidiar-ies, an Officers' Certificate stating whether in connection with the audits of the two most recent years and any subsequent interim periods preceding such resignation, dismissal or failure to reap-point, there were any material disagreements with such chartered accountants on matters of account-ing principles or practice, financial statement disclosure, or on audit procedures; provided, that
                                                           ---------
                       the foregoing shall not apply to any resignation, dismissal or failure to reappoint the firm of chartered accountants currently engaged to report upon the financial statements of any of the Gua-rantor or its Subsidiaries for periods ending on or prior to June 30, 1988. Disagreements required to be reported in response to this subdivision (d) shall include both those resolved to such char-tered accountants' satisfaction and those not so resolved. The Guarantor shall request such char-tered accountants to furnish the Guarantor with a letter addressed to you stating whether such char-tered accountants agree with the statements made by the Guarantor in response to this subdivision
                       (d), and if not, stating the respects in which such chartered accountants do not agree. The Gua-rantor shall promptly furnish to you a copy of any such letter obtained by it.

                  (e) Promptly upon receipt thereof, copies of all re-ports submitted to the Company by chartered ac-countants in connection with each annual, interim or special audit of the books of the Guarantor or any of its Subsidiaries made by such accountants, including, without limitation, any comment letters submitted by such accountants to management in connection with their annual audit.

                  (f) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Guarantor to any public security holders or by any of its Subsidiaries to its security holders other than the Guarantor or another Subsidiary, of any regular and periodic reports and all final registration statements, prospectuses, listing particulars, circulars and agreements filed by the Guarantor or any such Subsidiary with any securi-ties exchange or with the United States Securities and Exchange Commission, the Companies Registry, The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or of any governmental or self-regulatory body having jurisdiction over SDI or any of its operations (including the Department of Trade and Industry), and of all press releases and other statements made available generally by the Guarantor or any Subsidiary to the public concerning material de-velopments in the business of the Guarantor or its Subsidiaries.

                  (g) Immediately upon any director of the Guarantor, the Company or SDI, or any other employee of the Guarantor, the Company or SDI involved in finan-cial administration obtaining knowledge of any condition or event which constitutes an Event of Default or Potential Event of Default, or that the holder of any Note has given any notice or taken any other action with respect to a claimed default or Event of Default under this Agreement or that any Person has given any notice to the Guarantor or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in section 12(f), an Officers' Certificate describing the same and the period of existence thereof and what action the Guarantor has taken, is taking and proposes to take with respect thereto.

                  (h) 180 days after the end of each year, a report of Milliman & Robertson, Inc. (or as to years ending on December 31, 1989 and later, of Milliman & Robertson, Inc. or such other firm of independent consulting actuaries of recognised standing se-lected by the Guarantor and reasonably acceptable to you, it being agreed that Tillinghast Nelson & Warren shall be acceptable to you) on the required loss reserves of SDI and each other Subsidiary of the Guarantor which is an insurance carrier, re-porting on the matters required to be reported on by it pursuant to section 7.7 of the Share Pur-chase Agreement and additionally stating such independent consulting actuaries' estimate of the total undiscounted reserves necessary to discharge liabilities estimated to arise from premiums booked by SDI and such other Subsidiaries as of the end of such year, prepared on the basis of assumptions and methodology appropriate in light of all of the circumstances, including the assump-tions and methodology reflected in financial statements of SDI at and for the periods ending December 31, 1986. The Guarantor shall promptly deliver such report received by it, SDI or the Company and shall use reasonable efforts to deliv-er such report within 75 days of the end of such year. A preliminary report is expected to be received within 60 days of the end of such year.

                  (i) With reasonable promptness, such other information and data with respect to the Guarantor or any of its Subsidiaries as from time to time may be rea-sonably requested, including, without limitation any of the same as shall be useful to you in car-rying out your obligations under section 10.

                  (j) Notwithstanding any contrary provision in this Agreement, if any Notice of Disagreement shall have been delivered as to any year pursuant to section 7.7 of the Share Purchase Agreement the date for delivery of financial statements under section 7.(b)(iii) shall be extended to a date 10 days after the final determination of the issues involved in the Notice of Disagreement.

                       8.     Inspection, etc.; Confidentiality.  The
                              ---------------------------------
             Guarantor will permit any authorised representatives desig-nated by you, so long as you, an Affiliated Lender or a Credit Enhancement Party, as the case may be, shall be re-quired to purchase Notes or be entitled to Credit Facility Notes under this Agreement, or you, your nominee or your permitted transferee shall be the holder of any Notes or Credit Facility Notes, without expense to the Guarantor or any of its Subsidiaries, to visit and inspect any of the properties of the Guarantor or any of its Subsidiaries, including its and their books of account and statutory books, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers, chartered accountants and indepen-dent consulting actuary (and by this provision the Guarantor authorises such accountants and actuaries to discuss with such representatives the affairs, finances and accounts of the Guarantor and its Subsidiaries, whether or not the Gua-rantor or any such Subsidiary is present). You agree that you will use your best efforts not to disclose without the prior consent of the Guarantor (other than to your employ-ees, auditors, actuaries or counsel) any information with respect to the Guarantor or any of its Subsidiaries which is furnished pursuant to section 7 or this section 8, provided
                                                                --------
             that you may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any regulatory body having or claiming to have jurisdic-tion over you or any of your Affiliates, (c) as may be re-quired or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to the extent that you reasonably believe it appropriate in order to protect your investment in the Notes or the Credit Facility Notes or in order to comply with any law, order, regulation or ruling applicable to you, (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes by you and (f) to any prospective lender in connection with section 10.

                       9.     Prepayment of Notes.
                              -------------------

                       9.1.   Optional Prepayments.  The Company may, at
                              --------------------
             its option, upon notice as provided in section 9.2, prepay at any time all, or from time to time any part of, the Notes upon the earlier to occur of (i) June 30, 1991 in the case of the Senior Notes and June 30, 1990 in the case of the Subordinated Notes and (ii) the date on which the Warrants first become exercisable as provided in Section 2.1 of the Warrant Agreement, in each case at a price equal to the Accreted Value of the applicable Note as of the date fixed for prepayment pursuant to Section 9.2 provided that prepay-
                                                    --------
             ments from time to time of less than all of the Notes shall be applied first to prepay the Subordinated Notes.

                       9.2.   Notice of Prepayments; Officers' Certifi-
                              -----------------------------------------
             cate.  The Company will give to the payee or payees named in
             ----
             any Notes written notice of each prepayment under section
             9.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, in each case specifying such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid on such date, the premium, if any, applicable to such prepayment and the section of this Agreement under which such prepayment is to be made.

                       9.3.   Surrender, Etc.  Any Note paid or prepaid
                              --------------
             in full shall be surrendered to the Company and cancelled and shall not be reissued.

                       10.    The Credit Facility.
                              -------------------

                       10.1.  Loans; Credit Support.  Subject to the
                              ---------------------
             terms and conditions of this Agreement and commencing on the first Adjustment Date, you agree on each Credit Call Date, to procure Third Party Unsupported Loans or furnish Support, in each case as contemplated by this section 10, provided
                                                              --------
             that the amount of Support at any time outstanding shall not exceed the amount of the Credit Facility Cap as from time to time in effect and provided further that all such Third
                                -------- -------
             Party Unsupported Loans and Support shall be denominated
             only in pounds sterling.

                       10.2.  Credit Facility Cap.  On any date the maxi-
                              -------------------
             mum amount of Support available hereunder (the "Credit Fa-cility Cap") shall be equal to the sum of A minus B where:

             A is the lesser of:

                       (i) the positive balance, if any, of the Ad-justment Account on such date, reduced by all amounts by which the Adjustment Account has been increased pursuant to clauses (xii) and (xiv) of section 7.2 of the Share Purchase Agreement (such balance as so re-duced is referred to herein as the "Non-Cash Indemnity Balance") plus the aggregate amount of interest paid and accrued through such date on the Credit Facility Notes;

                       (ii)   B.P.32,651,934 minus the amount of any Senior
                                          -----
                  Debt actually outstanding on such date as to which you and the Company agree that the Senior Notes shall be subordinate to on any terms; and

                       (iii) an amount determined from the following table with respect to such date and adjusted as set forth following such table:

                        If the Date of
                      Determination Falls
                    in the 12-Month Period
                    Ending on December 31,    Such Amount Shall Be
                   ------------------------   --------------------

                             1987                  B.P.40 million
                             1988                  B.P.43 million
                             1989                  B.P.46 million
                             1990                  B.P.49 million
                             1991                  B.P.52 million
                             1992                  B.P.52 million
                             1993                  B.P.52 million
                             1994                  B.P.52 million
                             1995                  B.P.52 million


                  minus the net assets of SDI as reflected on the balance
                  -----
                  sheet most recently delivered to you pursuant to clause
                  (ii) of section 7(b) (or B.P.38,382,438 if the date of determination is before the delivery to you of the first such balance sheet);

                  minus any unpaid portion of the capital of SDI as of
                  -----
                  the later of the date of the Closing or the date of such balance sheet, but only to the extent that such unpaid portion is considered capital of SDI for pur-poses of applicable regulations pursuant to the Insur-ance Companies Act 1982; and

                  if such date falls on January 1, 1988 or later, minus
                                                                  -----
                  50% of the aggregate amount of any loss reserve redun-dancies for underwriting and accident years ending before January l, 1987 as reflected in the report most recently delivered pursuant to section 7(h), to the extent that such loss reserve redundancies are not reflected in such balance sheet of SDI; and

             B is the aggregate amount of all Restricted Payments made by SDI from the date of the Closing through the date of deter-mination.

                       10.3.  Notices; Cooperation.  Each Third Party
                              --------------------
             Unsupported Loan shall be made and all Support shall be given on at least 120 days' advance written notice by the Guarantor to you, which notice shall specify:

                       (a) a preliminary indication of the date, which shall be a Business Day between June 15 and September 30 of the year in question, on which such Third Party Unsupported Loan or Support is proposed to be drawn upon (the "Credit Call Date");

                       (b) a preliminary indication of the proposed amount of such Third Party Unsupported Loan or such Support;

                       (c) sufficient information to permit you to ascertain on a preliminary basis the amount, as of the Credit Call Date, of the Credit Facility Cap; and

                       (d) the identity of any proposed Third Party Lender with which the Guarantor or the Company has had discussions, and any proposed terms and conditions of any thereof, including drafts of the principal proposed documents governing any such Third Party Loan.

             From and after the date that such notice is given to you, each of the Company and the Guarantor will, and will cause their Subsidiaries, any Financial Adviser and their respec-tive accountants, attorneys and their agents to, furnish such documents and information as shall be necessary or appropriate, and otherwise to cooperate with you in all respects in procuring and arranging any Third Party Loan proposed by you. At least 30 days prior to each Credit Call Date the Guarantor shall give a notice (the "Credit Call Notice") specifying the definitive Credit Call Date, the actual amount of the Third Party Unsupported Loan or Sup-port, and sufficient information to permit you to ascertain the amount, as of the Credit Call Date, of the Credit Facil-ity Cap.

                       10.4.  Furnishing Support, etc.  Your obligation
                              -----------------------
             to procure a Third Party Unsupported Loan or to furnish Support in the amount called for pursuant to section 10.3 on any Credit Call Date shall be satisfied if and to the extent that on the Credit Call Date:

                       (a) the Company shall have received the pro-ceeds of a loan (a "Third Party Unsupported Loan") from a third party lender (a "Third Party Lender") which is not an Affiliate of yours, selected by you and reason-ably satisfactory to the Company as contemplated by section 10.5;

                       (b) The Company shall have received the pro-ceeds of a loan (a "Loan") from you or one of your Affiliates designated by you (you or such Affiliate being referred to as an "Affiliated Lender") as contem-plated by section 10.6; or

                       (c) the Company shall have received a loan (a "Third Party Supported Loan") from a Third Party Lender selected by you and reasonably satisfactory to the Company, as to which you or one of your Affiliates designated by you provides Credit Support as contem-plated by section 10.7.

             "Support" means a Loan or Third Party Supported Loan. For all purposes of this Agreement the amount of Support from time to time shall include the principal amount of all Loans made as contemplated by the foregoing subdivision (b) and the principal amount of all loans from Third Party Lenders supported by Credit Support as contemplated by the foregoing subdivision (c), but shall not include any amount with re-spect to any Third Party Unsupported Loan.

                       10.5.  Third Party Unsupported Loans.  If you
                              -----------------------------
             propose to satisfy your obligation under Section 10.1 by means of a Third Party Unsupported Loan, you shall give notice to the Guarantor at least 20 days in advance of the applicable Credit Call Date stating as follows:

                       (a)    the identity of the proposed Third Party
                  Lender;

                       (b) the proposed terms and conditions of the Third Party Unsupported Loan, including available drafts of the principal proposed documents governing the Third Party Unsupported Loan; and

                       (c) a statement that such terms are, in the good faith judgment of your Board, Relatively Favour-able.

             Subject to the following provisions of this section 10.5, the terms and conditions of such Third Party Unsupported Loan shall be as determined by you in your sole discretion but such terms must be Relatively Favourable. Such proposed terms shall be "Relatively Favourable" if taken as a whole they are at least as favourable as those reflected in sec-tions 10.6, 10.9 and ll and the Credit Facility Notes, taken as a whole, provided that for these purposes the Credit
                         --------

             Facility Notes shall be deemed to bear interest at a rate from time to time equivalent to four percentage points above the base lending rate used in England by National Westmin-ster Bank plc, and there shall be deemed to have occurred a Triggering Event. The determination by your Board reflected in such notice that such terms are Relatively Favourable shall become final and binding upon the parties unless with-in seven days of the receipt of such notice the Company delivers to you an opinion (a "Financial Adviser's Opinion") of an investment banking or merchant banking firm of recog-nised standing in the United States or England reasonably satisfactory to you (the "Financial Adviser"), and such opinion is to the effect that based on such firm's review of such proposed terms it is of the opinion that such terms are not Relatively Favourable, and stating in reasonable detail the respects in which such terms fail to meet the definition of Relatively Favourable terms. If the Company shall have caused the delivery of a Financial Adviser's Opinion within the period as above said, each of you, the Guarantor, the Company and its Subsidiaries shall cooperate in further discussions with the applicable Third Party Lender in an effort to procure a Third Party Unsupported Loan on terms which would meet the objections raised in such opinion; if the parties and such firm are not able to agree upon the terms of such proposed Third Party Unsupported Loan within fifteen Business Days before the proposed Credit Call Date, the issue of whether the terms of such proposed loan, as proposed as of such date, are Relatively Favourable shall be submitted to and reviewed by a third party (which shall act as an expert and not an arbitrator) which shall be mutually selected by you and the Company or, if such parties cannot agree on such third party, by Salomon Brothers, Inc (which shall act as an expert and not as an arbitrator), whose decision on such matter shall be final and binding on the parties, and the Credit Call Date shall be deemed to be the fifth Business Day after notice of such decision is received by you.

                       10.6.  Loans.  Subject to the following provisions
                              -----
             of this section 10.6, your obligation to furnish Support hereunder on any Credit Call Date shall be satisfied if and to the extent that any Affiliated Lender makes a Loan to the Company as contemplated by this section 10.6. Each Loan under this section 10.6 shall be in an aggregate amount of B.P.10,000 or an integral multiple thereof. Within the limits of the Credit Facility Cap, the Company may reborrow and repay under this section 10.6.

                       (a) Each Loan made by an Affiliated Lender shall be evidenced by and repaid with interest in ac-cordance with the terms of, a Credit Facility Note, dated the date of the initial borrowing from such Af-filiated Lender, payable to the order of such Affili-ated Lender. The Affiliated Lender shall endorse on the Credit Facility Note held by it an appropriate notation indicating the amount of each Loan made by it hereunder.

                       (b) Not later than 11:00 a.m. (London time) on the applicable Credit Call Date, the Affiliated Lender shall make available to the Company immediately avail-able funds in the amount of such Loan.

                       (c) The Company (i) may, upon two Business Days' notice to an Affiliated Lender, prepay all or any portion of the principal amount of the Loan as speci-fied in such notice; (ii) shall prepay the Loan to the extent that the amount of Support shall at any time be greater than the Credit Facility Cap, within two Busi-ness Days of receipt by the Company of notice from an Affiliated Lender of such excess; and (iii) shall pre-pay all of the Loans if at any time it pays or prepays all or any portion, or is required (whether at matur-ity, as a result of acceleration or otherwise) under any other provision of this Agreement or the Notes to pay all or any portion of the Notes, any such prepay-ment to be accompanied by payment of interest accrued on the principal amount so prepaid through the date of prepayment. Upon receipt from the Company of payments on account of principal, each Affiliated Lender shall endorse on the Credit Facility Note held by it an ap-propriate notation indicating the amount paid on ac-count of principal.

             Each Loan shall be prepayable at your request, upon two days' notice to the Company, out of the proceeds of a Third Party Supported Loan or a Third Party Unsupported Loan ar-ranged by you pursuant to Section 10.5 or 10.7, as the case may be.

                       10.7.  Credit Support.  Subject to the following
                              --------------
             provisions of this section 10.7 your obligation to furnish Support hereunder on any Credit Call Date shall be satisfied if and to the extent that the Company shall have received the proceeds from a loan from a Third Party Lender (a "Third Party Supported Loan") as to which you or one of your Affi-liates designated by you provides credit support ("Credit Support") pursuant to one of the following (a "Credit En-hancement Agreement"):

                              (a)  a Guaranty with respect to such Third
                  Party Loan of you or any of your Affiliates;

                              (b)  an irrevocable letter of credit, nam-
                  ing the Third Party Lender as the beneficiary, as to which you or any of your Affiliates is the applicant;

                              (c)  a credit insurance policy;

                              (d)  any agreement pursuant to which you or
                  any of your Affiliates agrees to delay or otherwise subordinate their right to receive any payment from the Company; or

                              (e)  such other security, intercreditor
                  arrangement or credit support as may be mutually agreed upon by you, the Company and the Third Party Lender.

             Each Credit Enhancement Agreement shall be subject to provi-sions, satisfactory to you, providing that you, or your Affiliate or Affiliates providing Credit Support with re-spect to the Credit Enhancement Agreement (the "Credit En-hancement Party"), shall be subrogated to the rights of such Third Party Lender. The terms of each Third Party Supported Loan shall be furnished in a notice to the Guarantor from you and shall be on Relatively Favourable terms, such notice to be given and whether such terms are Relatively Favourable to be determined in accordance with section 10.5 as if such Third Party Supported Loan were a Third Party Unsupported Loan thereunder. The Company shall deliver a Credit Facil-ity Note to each Credit Enhancement Party, and any payment by any such party in respect of any Credit Enhancement A-greement shall be deemed to be a borrowing by the Company thereunder, with interest payable as provided therein. Forthwith upon making any such payment the Credit Enhance-ment Party shall endorse on the Credit Facility Note an appropriate notation indicating the amount of such payment. Each Third Party Supported Loan shall be under terms and conditions such that, and the Company agrees that, the Com-pany shall (i) promptly prepay the Third Party Supported Loans if and to the extent that the amount of Support shall at any time be greater than the Credit Facility Cap and there shall be no Loan outstanding; and (ii) promptly prepay all of the Loans and the Third Party Supported Loans if at any time it pays or prepays all or any portion, or is re-quired (whether at maturity, as a result of acceleration or otherwise) under any other provision of this Agreement or the Notes to prepay all or any portion of the Notes. Forth-with upon the Company prepaying all or any part of any Third Party Supported Loan each Credit Enhancement Party shall endorse on the relevant Credit Facility Note an appropriate notation indicating the amount of such prepayment which shall be deemed to be a prepayment (in an equivalent amount) of the amount outstanding under such Credit Facility Note. For all purposes of this section 10, the amount of Credit Support outstanding on any date shall include all amounts of principal, premium, interest and fees otherwise payable on such date in respect of each Third Party Supported Loan to the extent that the same are guaranteed, secured, insured or otherwise supported as contemplated by this section 10.7.
             To the extent that your liability under any Credit Enhance-ment Agreement shall be terminated without creating a de-fault in respect of the Third Party Supported Loan, such loan shall be deemed for all purposes of this section 10 to be a Third Party Unsupported Loan. You shall not take or omit to take any action and you shall not permit any Affili-ate to take or omit to take any action if as a result there-of there would be any default or event of default under any Credit Enhancement Agreement which would result in a default in respect of the applicable Third Party Supported Loan.

                       10.8.  Conditions Precedent.  (a)  Your obligation
                              --------------------
             to provide Support on the initial Credit Call Date shall be subject to the fulfillment to your reasonable satisfaction, prior to or at the time such Support is provided, of the following conditions:

                       (i) The Affiliated Lender or the Credit En-hancement Party, as the case may be, shall have re-ceived a Credit Facility Note in substantially the form of Exhibit A-3.

                      (ii) You shall have received from Clyde & Co., solicitors for the Guarantor and the Company in connec-tion with the transactions contemplated by this Agree-ment, a favourable opinion substantially in the form set forth in Exhibit C2.

                       (b) Your obligation to provide Support and procure any Third Party Unsupported Loan on each Credit Call Date shall be subject to the fulfillment to your reasonable satisfaction, prior to the time that such Support is provid-ed, of the following conditions:

                       (i) The representations and warranties in sec-tion 5 shall be true and correct on and as of the Cred-it Call Date as though made on and as of such date.

                       (ii) Each of the Guarantor and the Company shall have performed and complied with all agreements and conditions contained in this Agreement and the Guaranty Agreement required to be performed or complied with by it prior to or at the Closing.

                       (iii) No event shall have occurred and be contin-uing, or would result from such Support or Third Party Unsupported Loan, which constitutes an Event of Default or Potential Event of Default or a default in respect of any Third Party Unsupported Loan.

                       (iv)   Neither the Company, nor if there shall
                  have occurred any Triggering Event, the Guarantor shall have theretofore made Restricted Payments aggregating in excess of B.P.5,000,000, provided that if there shall
                                           --------
                  have occurred a Triggering Event the foregoing restriction on Restricted Payments by the Company shall not apply.

                       (v) The Company shall not have paid or prepaid an aggregate amount in excess of B.P.5,000,000 in princi-pal amount of the Notes pursuant to the terms and con-ditions of the Notes and the terms and conditions of this Agreement.

                       (vi) There shall not have been a Change in Con-trol of the Guarantor or the Company.

                       (vii) The Guarantor shall have delivered to you an Officers' Certificate, dated the Credit Call Date, certifying that the conditions specified in the forego-ing clauses of this Section 10.8 have been fulfilled.

                       10.9.  Additional Covenants.  So long as any Sup-
                              --------------------
             port is outstanding:

                       (a)    Certain Information, etc.  The Guarantor
                              ------------------------
             shall immediately notify you of any event of default or potential event of default in respect of any Third Party Loan. The Guarantor, the Company and SDI will permit any authorised representative designated by you to attend as an observer meetings of the Board of the Guarantor and the Company (but such representative shall not be a member of either of such Boards and shall not be entitled to take part in their deliberations), and to consult with the management of the Guarantor and the Company on matters relating to the business and affairs of the Company such as: significant changes in management personnel and compensation or employee benefits, introduction of new lines of business, important acquisitions of assets, significant changes in investment policies, and the proposed compromise of any significant litigation, all at such reasonable times and as often as may be reasonably requested.

                       (b)    Senior Debt.  Neither the Company nor if
                              -----------
             there shall have occurred any Triggering Event the Guarantor will, nor will they permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Senior Debt other than in respect of Loans and Third Party Loans unless the proceeds of such Senior Debt shall be ap-plied to pay Loans or Third Party Loans except for Senior Debt outstanding on the earliest Credit Call Date in respect of such Support.

                       (c)    Restricted Payments.  Neither the Company
                              -------------------
             nor if there shall have occurred any Triggering Event the Guarantor will directly or indirectly declare, order, pay, make or set apart any sum or property for any Restricted Payment.

                       (d)    Liens, etc.  Neither the Company nor if
                              ----------
             there shall have occurred any Triggering Event the Guarantor will, nor will they permit any Subsidiary to, directly or indirectly create, incur or assume any Lien on or with re-spect to any property or asset (including any document or instrument in respect of goods or accounts receivable), whether now owned or held or hereafter acquired, or any income or profits therefrom, of the character referred to in clause (h) or (j) of section 11.3.

                       (e)    Subsidiary Stock and Indebtedness. Neither
                              ---------------------------------
             the Company nor if there shall have occurred any Triggering Event the Guarantor will engage, or will permit any Subsidi-ary to engage, in any transaction of the character referred to in clauses (a) through (d) of section 11.6 whether or not such transactions are otherwise permitted pursuant to the proviso to such section, other than as permitted pursuant to the proviso to section 11.9.

                       (f)    Consolidation, Sale of Assets, etc.  The
                              ----------------------------------
                  Company and if there shall have occurred any Triggering Event the Guarantor will not, and will not permit any Subsidiary to, directly or indirectly,

                              (i)  participate in any scheme of arrange-
                       ment; or

                              (ii) sell, transfer, lease, abandon or
                       otherwise dispose of all, substantially all or a substantial part of its property, assets or under-taking.

                       (g)    Business.  The Company and, if there shall
                              --------
             have occurred any Triggering Event, the Guarantor will not, and will not permit any Subsidiary to, engage in any busi-ness other than the businesses conducted by it and its Sub-sidiaries (that being the property and casualty insurance business in the case of SDI) on the Credit Call Date relat-ing to such Support and other businesses or activities sub-stantially similar or reasonably related thereto.

                       10.10. Additional Events of Default.  So long as
                              ----------------------------
             any Support is outstanding, any of the following conditions or events shall constitute Events of Default, in addition to such events specified in section 12:

                       (a) if the Guarantor or the Company shall de-fault in the performance of or compliance with any term contained in section 10.9; or

                       (b) if the Guarantor or the Company or any Subsidiary shall default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Third Party Loan, or if any event shall occur or condition shall exist in respect of any Third Party Loan or under any evidence of any Third Party Loan or of any mortgage, indenture or other agreement relating thereto which would permit or shall have caused the acceleration of the payment of such Third Party Loan; or

                       (c)    if there shall exist final judgments
                  against the Guarantor or the Company and its Subsidiar-ies aggregating in excess of B.P.50,000, (other than any judgment arising out of or resulting from any fact or circumstance in respect of which there shall be a pur-chase price adjustment or you are required to indemnify the Company under the Share Purchase Agreement) and if any one of such judgments shall have been outstanding for any period of fifteen days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal.

                       10.11. Fees and Expenses, Cooperation.
                              ------------------------------

                       (a)    Credit Support Fee.  On the last day of
                              ------------------
                  each calendar month after the initial Credit Call Date on which any Credit Enhancement Party shall have given any Credit Support and for so long as any such Credit Support shall remain outstanding, the Company shall pay such Credit Enhancement Party a fee in an amount (not less than zero) equal to (i) the amount that would have been payable on such date as interest on the Credit Facility Note had the full amount for such Credit Sup-port been a Loan thereunder, less (ii) the amount of
                                               ----
                  interest and discount which accrued or amortised in respect of the applicable Third Party Supported Loan during the period as to which such interest would have been payable on the Credit Facility Note.

                       (b)    Expenses.  The Company will pay all reason-
                              --------
                  able expenses in connection with any Third Party Unsup-ported Loan or Support and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of any agreements with respect to any Support, including without limitation all costs and expenses (including fees and premiums) charged or incurred by the issuer of any Credit En-hancement Agreement or any Third Party Lender, and the reasonable fees, expenses and disbursements of counsel employed by you, any issuer of any Credit Enhancement Agreement and any Third Party Lender in connection with such transactions and any such amendments nor waivers.

                       (c)    Cooperation.  Each of the Guarantor, the
                              -----------
                  Company, SDI and each other Subsidiary of the Guarantor shall cooperate fully and in good faith with you and shall otherwise take such commercially reasonable ac-tions as you may from time to time request, including without limitation attending meetings with Third Party Lenders and taking corporate actions.

                       11.    Business and Financial Covenants.  The
                              --------------------------------
             Guarantor and the Company covenant that from the date of this Agreement through the Closing and thereafter so long as any of the Notes or the Credit Facility Notes are outstand-ing:

                       11.1.  Senior Debt.  Neither the Company nor if
                              -----------
             there shall have occurred any Triggering Event the Guarantor will, nor will the Company or if there shall have occurred any Triggering Event the Guarantor permit any of its Subsi-diaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indi-rectly liable with respect to, any Senior Debt, except that:

                       (a) the Company or the Guarantor, as the case may be, and their Subsidiaries may remain liable with respect to their respective Senior Debt outstanding on the date of this Agreement and referred to in the Capi-talisation Table, and any extensions, renewals or re-fundings of any thereof;

                       (b) the Company may become and remain liable with respect to the Senior Debt evidenced by the Senior Notes and the Credit Facility Notes and the Third Party Loan and the Guarantor may enter into the Guaranty Agreement;

                       (c) any Wholly-Owned Subsidiary of the Company or the Guarantor, as the case may be, may become and remain liable with respect to Senior Debt of such Sub-sidiary owing to the Company or the Guarantor, as the case may be, or another Wholly-Owned Subsidiary of the Company or the Guarantor, as the case may be; and

                       (d) the Company or the Guarantor, as the case may be, may become and remain liable (other than to a Subsidiary of the Company or the Guarantor, as the case may be) with respect to Senior Debt in addition to that otherwise permitted by the foregoing provisions of this section 11.1, provided that, on the date the Company or
                                --------
                  the Guarantor, as the case may be, becomes liable with respect to any such additional Senior Debt and immedi-ately after giving effect thereto and to the concurrent repayment of any other Debt the aggregate amount of all Senior Debt of the Company and the Guarantor, as the case may be, and the Subsidiaries of the Company or the Guarantor, as the case may be (excluding the Senior

                  Debt permitted by subdivision (b) and (c)) shall not exceed B.P.15,000,000.

                       11.2.  Restricted Payments.  Neither the Company
                              -------------------
             nor, if there shall have occurred any Triggering Event, the Guarantor shall directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment unless:

                       (a) there shall at the time be no amount pay-able by the Company in respect of any principal of or interest on any Loan or Third Party Loan;

                       (b) such proposed action is taken and becomes effective after September 30, 1989; and

                       (c) immediately after giving effect to such proposed action:

                       (i) no condition or event shall exist which constitutes an Event of Default or Potential Event of Default;

                       (ii) the aggregate amount of all sums included in all Restricted Payments directly or indirectly de-clared, ordered, paid, made or set apart by the Company or the Guarantor, as the case may be, after the date of the Closing and including the date of such proposed action shall not exceed the sum of:

                              (A)  50% (but, in the case of a deficit,
                       100%) of Consolidated Adjusted Net Income of the Company or the Guarantor, as the case may be, for such period; plus
                                    ----

                              (B)  the aggregate amount of the net cash
                       proceeds received by the Company or the Guarantor, as the case may be, during such period from the issue of its shares during such period, and as consideration for the issuance during such period of Debt of the Company or the Guarantor, as the case may be, convertible into shares of the Com-pany or the Guarantor, as the case may be, but only to the extent that any such Debt has been converted into shares during such period, provided
                                                                 --------
                       that the aggregate amount of such net cash pro-ceeds to be taken into account for such period (excluding any shares reflected on the Capitali-sation Table) shall not exceed the aggregate of the amounts expended by the Company or the Guaran-tor, as the case may be, during such period for Restricted Payments of the character described in clause (b) of the definition of "Restricted Pay-ment" in section 14; and

                       (iii) the aggregate amount of all sums included in all Restricted Payments directly or indirectly de-clared, ordered, paid, made or set apart by the Company or the Guarantor, as the case may be, during the period beginning one year prior to such proposed action to and including the date of such proposed action shall not exceed 50% of the Consolidated Adjusted Net Income of the Company or the Guarantor, as the case may be, for the calendar year covered by the financial statements most recently delivered pursuant to section 7(b);

             provided, that the Company and its Subsidiaries may from
             ---------
             time to time make Restricted Payments which are Triggering Events solely to the Guarantor and its Wholly-Owned Subsidi-aries. The Company and the Guarantor will not, and will not permit SDI to directly or indirectly declare, order, pay or make any Restricted Payment (other than a Restricted Payment that is a Triggering Event) except in cash. Upon the occur-rence of a Triggering Event, the amount of Restricted Pay-ments made as dividends from the Company to the Guarantor shall be deemed to be zero. The Company and the Guarantor will not declare any dividend (other than a dividend payable in its own shares) on any shares of any class which is pay-able more than 60 days after the date of declaration there-of.

                       Notwithstanding the foregoing provisions of this
             section 11.2, on or after the first date on which SDI would be permitted to discontinue its motor lines of business pursuant to section 11.9, SDI may transfer to a direct or indirect Subsidiary of the Guarantor (the "New Motor Subsid-iary") the personnel and goodwill (including the non-exclu-sive right to use the name "Sphere Drake") of SDI relating to the motor business of SDI, if immediately after giving effect to the proposed transfer (I) no condition or event shall exist or have occurred which constitutes an Event of Default or Potential Event of Default, (II) no assets other than such personnel and goodwill shall have been so trans-ferred by SDI and (III) the New Motor Subsidiary shall have executed and delivered a guaranty on substantially identical terms to the Guaranty Agreement (any transfer of assets made in accordance with this sentence is retermed as a "New Motor Transfer").

                       11.3.  Liens, etc.  Neither the Company nor if
                              ----------
             there shall have occurred any Triggering Event the Guarantor will, nor will the Company or if there shall have occurred any Triggering Event the Guarantor permit any of its Subsi-diaries, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or the Guaran-tor, as the case may be, and their Subsidiaries, whether now owned or held or hereafter acquired, or any income or prof-its therefrom, except:

                       (a) Liens for taxes, assessments or other gov-ernmental charges the payment of which is not at the time required by section 11.10;

                       (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen in-curred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by section 11.9;

                       (c)    Liens incurred or deposits (deposits,
                  bonds, letters of credit and other securities) made in the ordinary course of business in connection with obtaining licenses and in connection with workers' compensation, unemployment insurance and other types of social security, or social welfare or to secure (or to obtain letters of credit or surety, appeal or perfor-mance bonds which secure) the performance of bids, tenders, statutory obligations, leases, purchase, con-struction, sales or reinsurance contracts and other similar obligations or as provided by law in respect of bank deposits, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of pro-perty;

                       (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution there-of stayed pending appeal, or shall not have been dis-charged within 60 days after the expiration of any such stay;

                       (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other simi-lar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or the Guarantor, as the case may be, or any Subsidiary;

                       (f) Liens on property or assets of any Wholly-Owned Subsidiary securing Debt of such Subsidiary owing to the Company or the Guarantor, as the case may be;

                       (g) Liens securing the Debt of the Company or the Guarantor, as the case may be, and their Subsidiar-ies referred to in the Capitalization Table;

                       (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price, of property acquired by the Company or the Guarantor, as the case may be, or a Subsidiary after the date hereof, provided that (i) any such Lien shall be con-
                          --------
                  fined solely to the item or items of property so ac-quired and, if required by the terms of the instrument originally creating such Lien other property which is an improvement to or is acquired property, (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the lesser of (A) the cost to the Company or the Guarantor, as the case may be, or such Subsidiary of the property so acquired and (B) the fair market value of such pro-perty (as determined in good faith by the Board) at the time of such acquisition, and (iii) any such Lien shall be created within six months after, in the case of property, its acquisition, or, in the case of improve-ments, their completion;

                       (i) with respect to portfolio investments of SDI, repurchase agreements, securities lending arrange-ments options, futures, liens of issuing banks with respect to letters of credit, Liens of brokers and custodians securing payments of fees and expenses in-curred in the ordinary course of business and other similar arrangements entered into in the ordinary course of business;

                       (j) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or the Guarantor, as the case may be, or a Subsidiary thereof or its becoming a Sub-sidiary of the Company or the Guarantor, as the case may be, or any Lien existing on any property acquired by the Company or the Guarantor, as the case may be, or any Subsidiary thereof at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that no such Lien shall
                                      --------
                  have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and pro-
                                                                  ----
                  vided further that each such Lien shall at all times be
                  -------------
                  confined solely to the item or items of property so acquired and, if required by the terms of the instru-ment originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

                       (k) any Lien renewing, extending or refunding any Lien permitted by subdivision (c), (g), (h) or (j) of this section 11.3, provided that the principal
                                        --------
                  amount of Debt secured by such Lien immediately prior thereto is not increased or the maturity thereof re-duced and such Lien is not extended to other property;

                       (l) any Lien securing Senior Debt which, as of the date such Debt is created, incurred, assumed or guaranteed is permitted so to be created, incurred, assumed or guaranteed pursuant to the proviso to sec-tion ll.1(d); and

                       (m) any Lien arising out of or resulting from any fact or circumstance in respect of which there shall be a purchase price adjustment or you are re-quired to indemnify the Company under the Share Pur-chase Agreement.

                       11.4.  Leases; Leasebacks.  Neither the Company
                              ------------------
             nor if there shall have occurred any Triggering Event the Guarantor will, nor will the Company or if there shall have occurred any Triggering Event the Guarantor permit any of its Subsidiaries to, directly or indirectly, become or re-main liable as lessee or as guarantor or other surety with respect to:

                       (a) any lease of any property (whether real, personal or mixed) other than a Capital Lease unless, immediately after giving effect to the incurrence of liability with respect to such lease, the aggregate amount of all minimum or guaranteed net rental payments under such lease and all other leases (other than Capi-tal Leases) at the time in effect during the then cur-rent or any future period of 12 consecutive calendar months prior to the stated final maturity date of the Notes shall not exceed B.P.l,500,000; or

                       (b) any lease of any property (whether real, personal or mixed), other than a Capital Lease, whether now owned or hereafter acquired by the Company or the Guarantor, as the case may be, or any Subsidiary of the Company or the Guarantor, as the case may be, which has been or is to be sold or transferred by the Company or the Guarantor, as the case may be, or any Subsidiary thereof to any other Person other than any such lease by the Company or the Guarantor, as the case may be, to a Wholly-Owned Subsidiary thereof or by a Wholly-Owned Subsidiary thereof to another Wholly-Owned Subsidiary thereof.

             For the purposes of subdivision (a) of this section 11.4, any Person becoming a Subsidiary after the date of this Agreement shall be deemed, at the time it becomes such a Subsidiary, to have become liable with respect to all of its then existing obligations under leases.

                       11.5.  Transactions with Affiliates.  The Guaran-
                              ----------------------------
             tor will not, and will not permit the Company or any Subsid-iary to, directly or indirectly, engage in any transaction, including without limitation the purchase, sale or exchange of assets or the rendering of any service, with any Affili-ate of the Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained in an arm's length transaction at the time from Persons which are not such an Affiliate, provided that the
                                                      --------
             foregoing restrictions shall not apply to any transaction between the Company and the Guarantor and a Wholly-Owned Subsidiary or between one Wholly-Owned Subsidiary and anoth-er Wholly-Owned Subsidiary provided further that the Guaran-
                                        ----------------
             tor and its Subsidiaries may enter into consulting arrange-ments with Affiliates of the Guarantor without regard to the foregoing restrictions if and so long as the aggregate pay-ments during any period of twelve consecutive months in respect of all of such arrangements shall not exceed B.P.150,000.

                       11.6.  Subsidiary Stock and Indebtedness. Neither
                              ---------------------------------
             the Company nor, if there shall have occurred any Triggering Event, the Guarantor shall:

                       (a) directly or indirectly sell, charge, as-sign, pledge or otherwise dispose of any Debt of or any shares of (or warrants, rights or options to acquire or subscribe for shares of) any Subsidiary except to a Wholly-Owned Subsidiary and except as directors' quali-fying shares if required by applicable law;

                       (b) permit any Subsidiary directly or indirect-ly to sell, charge, assign, pledge or otherwise dispose of any Debt of the Company or the Guarantor, as the case may be, or any other Subsidiary, or any shares of (or warrants, rights or options to acquire or subscribe for shares of) any other Subsidiary, except to the Guarantor or a Wholly-Owned Subsidiary or as directors' qualifying shares if required by applicable law;

                       (c) permit any Subsidiary to have outstanding any Preferred Shares other than shares of Preferred Stock which are owned by the Company or a Wholly-Owned Subsidiary or which are outstanding on the date of the Closing and are reflected in the Capitalisation Table; or

                       (d) permit any Subsidiary, directly or indi-rectly, to issue or sell (including, without limita-tion, in connection with a scheme of arrangement, mer-ger or consolidation of a Subsidiary otherwise permit-ted by section 11.7(a)) any shares (or warrants, rights or options to acquire or subscribe for its shares) except to the Company or the Guarantor, as the case may be, or a Wholly-Owned Subsidiary or as directors' qua-lifying shares if required by applicable law;

             provided that all Debt and shares of any Subsidiary, other
             --------
             than SDI, owned by the Company or the Guarantor, as the case may be, and its other Subsidiaries may be simultaneously sold as an entirety for a consideration having a fair value at least equal to the fair value thereof (in each case as determined in good faith by the Board) at the time of such sale if such Subsidiary does not at the time own (i) any Debt of the Company or the Guarantor, as the case may be, or
             (ii) any Debt or shares of any other Subsidiary which is not also being simultaneously sold as an entirety in compliance with this proviso or section 11.7(b)(ii).

                       11.7.  Sale of Assets, etc.  Neither the Company
                              -------------------
             nor if there shall have occurred any Triggering Event the Guarantor will, nor will the Company or if there shall have occurred any Triggering Event the Guarantor permit any of its Subsidiaries to, directly or indirectly,

                       (a) enter into a scheme of arrangement with any other Person, or consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that:

                       (i) any Subsidiary may enter into a scheme of arrangement with the Company or the Guarantor, as the case may be, or a Wholly-Owned Subsidiary if immediate-ly after giving effect to such transaction, no condi-tion or event shall exist which constitutes an Event of Default or Potential Event of Default;

                       (ii) any corporation may enter into a scheme of arrangement with the Company or the Guarantor, as the case may be, or a Wholly-Owned Subsidiary if, immedi-ately after giving effect to such transaction, no con-dition or event shall exist which constitutes an Event of Default or Potential Event of Default; and

                       (iii) the Company or the Guarantor, as the case may be, may enter into a scheme of arrangement with any other corporation if (A) such corporation expressly assumes, by an agreement satisfactory in substance and form to the holders of 66 2/3% or more in principal amount of each of the Senior Notes, the Subordinated Notes and the Credit Facility Notes at the time out-standing (which agreement may require the delivery in connection with such assumption of such opinions of counsel as such holders may reasonably require), the obligations of the Guarantor and the Company under this Agreement and under the Notes and the Credit Facility Notes, (B) immediately after giving effect to such transaction, such corporation shall not be liable with respect to any Debt which it could not become liable with respect under this Agreement on the date of such transaction, and (C) immediately after giving effect to such transaction (and such assumption), such corpora-tion could incur at least B.P.1 of additional Senior Debt in compliance with section 11.1(d) and no condition or event shall exist which constitutes an Event of Default or a Potential Event of Default; or

                       (b) sell, transfer, lease, abandon or otherwise dispose of all, substantially all or a substantial part of its property, assets and undertaking, except that:

                       (i) any Subsidiary of the Company or the Guar-antor may sell, transfer, lease or otherwise dispose of all or substantially all its property, assets and un-dertaking to the Company or the Guarantor, as the case may be, or a Wholly-Owned Subsidiary of the Company or the Guarantor, as the case may be;

                       (ii) any Subsidiary of the Company or the Guar-antor other than SDI may sell, transfer, lease or oth-erwise dispose of all or substantially all its proper-ty, assets and undertaking as an entirety for a cash consideration at least equal to the fair value thereof (as determined in good faith by the Board) at the time of such disposition if such Subsidiary does not at the time hold (A) any Debt of the Company or the Guarantor, as the case may be, or (B) any Debt or shares of any other Subsidiary of the Company or the Guarantor, as the case may be, which is not also being simultaneously sold as an entirety in compliance with this subdivision
                  (b) (ii) or the proviso to section ll.6;

                       (iii) the Company or the Guarantor, as the case may be, may sell, transfer, lease or otherwise dispose of all or substantially all its property, assets and undertaking to any corporation into which the Company or the Guarantor, as the case may be, could be the subject of a scheme of arrangement in compliance with subdivisions (a) (ii) or (iii) of this section ll.7, provided that (A) each of the conditions set forth in
                  --------
                  such subdivisions (a) (ii) or (iii) shall have been fulfilled, and (B) no such disposition shall relieve the Guarantor or the Company from their obligations under this Agreement, the Guaranty Agreement, the Notes or the Credit Facility Notes; and

                       (iv)   SDI may make a New Motor Transfer.

                       11.8.  Use of Proceeds.  The proceeds of all Third
                              ---------------
             Party Unsupported Loans, Loans and Third Party Supported Loans shall immediately be applied to subscribe for equity share capital (as defined in section 744 of the Companies Act 1985) of SDI.

                       11.9.  Corporate Existence, etc.; Business. The
                              -----------------------------------
             Company and if there shall have occurred a Triggering Event the Guarantor will at all times preserve and keep in full force and effect its corporate existence, and rights and franchises deemed material to its business, and those of each of its Subsidiaries, except as otherwise specifically permitted by section 11.7, and (subject to the remaining provisions of this section 11.9) the Company, the Guarantor and their respective Subsidiaries may discontinue any line of business and except that the corporate existence of any Subsidiary (other than SDI) may be terminated if, in the good faith judgment of the Board, such termination is in the best interest of the Company or the Guarantor, as the case may be, and is not disadvantageous to the holders of the Notes. Prior to September 30, 1988:

                       (a) the Company or the Guarantor, as the case may be, will not, and will not permit any Subsidiary to, engage in any business other than the businesses conducted by the Company or the Guarantor, as the case may be, and its Subsidiaries on the date of this Agree-ment and other businesses or activities substantially similar or reasonably related thereto (it being under-stood that SDI is engaged in the business of property and casualty insurance underwriting); and

                       (b) the Company or the Guarantor, as the case may be, shall not discontinue any line of business or undertake a new line of business, and shall not permit any Subsidiary to discontinue any line of business or undertake any new line of business, provided that if at any time the Motor Net Deficit is great-
             --------
             er than B.P.8 million, SDI may (x) discontinue its motor lines of business, or (y) make a New Motor Transfer.

                       11.10. Payment of Taxes and Claims.  The Company
                              ---------------------------
             and if there shall have occurred a Triggering Event the Guarantor will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, businesses, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets, provided that no such
                                                   --------
             charge or claim need be paid if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserve or other appropri-ate provision, if any, as shall be required by generally accepted accounting principles applicable in the United Kingdom shall have been made therefor.

                       12.    Events of Default; Acceleration.  If any of
                              -------------------------------
             the following conditions or events (each an "Event of De-fault") shall occur and be continuing:

                       (a) the Company shall default in the payment of any principal of or premium, if any, on any Note or Credit Facility Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                       (b) the Company shall default for a period of seven days in the payment of any interest on any Note or Credit Facility Note when the same becomes due and payable or in material respect with any term contained in section 11.3, ll.5, ll .9 or ll .10; or

                       (c) the Company or the Guarantor shall default in the performance of or compliance with any term con-tained in section 11.1, 11.2, 11.4, 11.6, 11.7 or 11.8;
                  or

                       (d) the Company or the Guarantor shall default in the performance of or compliance with any term con-tained in this Agreement other than those referred to above in this section 12 and such default shall not have been remedied within 30 days after the date on which the Company or the Guarantor is required to give notice of such default to you; or

                       (e) any representation or warranty made in writing by or on behalf of the Company or the Guarantor in this Agreement or in any instrument other than the Share Purchase Agreement furnished in compliance with or in reference to this Agreement or otherwise in con-nection with the transactions contemplated by this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

                       (f) any Debt (other than the Notes or the Cred-it Facility Notes) of the Guarantor or any of its Sub-sidiaries in excess of B.P.25,000 becomes or is declared repayable prior to the date for payment thereof by reason of default or is not repaid on the due date for payment thereof as extended by any period of grace; or

                       (g) an administration order is made in respect of the Guarantor or any of its Subsidiaries or an order is made or a resolution passed for the winding up of the Guarantor or any of its Subsidiaries, other than as permitted under section 11.7; or

                       (h) the Guarantor or any of its Subsidiaries stops or threatens to stop payment or ceases or threat-ens to cease to carry on all or substantially all of its business (other than in a transaction permitted under section ll.7 or for the purposes of reorganiza-tion or amalgamation while solvent and as previously approved by you), or is unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 or an order is made by any competent court, or any resolution is passed by the Guarantor or any Subsid-iary, to apply for judicial composition proceedings with its creditors or any voluntary arrangement is proposed under Section l of the Insolvency Act 1986, or makes any assignment for the benefit of creditors, or a liquidator, provisional liquidator, administrator or other similar official is validly appointed in relation to the Guarantor, any of its Subsidiaries or all or a substantial part of any of their assets; or

                       (i) any encumbrancer takes possession of or a receiver or administrative receiver is appointed of or over any of the assets of the Guarantor or any of its Subsidiaries; or

                       (j) any distress or other process is levied or enforced or served upon or against any asset of the Guarantor or any Subsidiary and is not discharged with-in 90 days; or

                       (k)    if there shall exist final judgments
                  against the Guarantor and its Subsidiaries aggregating in excess of B.P.100,000 (other than any judgment arising out of or resulting from any fact or circumstance in respect of which there shall be a purchase price ad-justment or you are required to indemnify the Company under the Share Purchase Agreement) and if any one of such judgments shall have been outstanding for any period of 60 days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal;

             then, upon the occurrence of any Event of Default, any hold-er or holders of 25% or more in principal amount of the Senior Notes, the Subordinated Notes or the Credit Facility Notes at the time outstanding may at any time (unless all defaults shall theretofore have been remedied) at its or their option, by written notice or notices to the Company, declare all such Senior Notes, Subordinated Notes or Credit Facility Notes, as the case may be, to be due and payable, whereupon the same shall forthwith mature and become due and payable, in the amount of such Senior Notes' or Subordinated Notes' (as the case may be) Accreted Value as of the date of such declaration (or principal amount in the case of the Credit Facility Notes), together with interest accrued thereon at a rate of 10% per annum in the case of the Senior Notes, 12% per annum in the case of the Subordinated Notes and in accordance with the terms of the Credit Facility Notes in the case of such notes, all without presentment, demand, protest or notice, which are hereby waived.

                       At any time after the principal of, and interest
             accrued on, all the Senior Notes, Subordinated Notes or Credit Facility Notes or any of them is declared due and payable, the holders of not less than 75% in aggregate prin-cipal amount of the Senior Notes, Subordinated Notes or Credit Facility Notes, as the case may be, then outstanding (excluding any Notes or Credit Facility Notes directly or indirectly owned by the Company or any of its Subsidiaries or Affiliates), by written notice to the Company may rescind and annul any such declaration and its consequences.

                       13.    Remedies on Default, etc.  In case any one
                              ------------------------
             or more Events of Default or Potential Events of Default shall occur and be continuing, the holder of any Note or Credit Facility Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement con-tained herein or in such Note or Credit Facility Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on any Note or Credit Facility Note, the Company will pay to the holder thereof such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attor-neys' fees, expenses and disbursements. No course of deal-ing and no delay on the part of any holder of any Note or Credit Facility Note in exercising any right, power or reme-dy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note or Credit Facility Note upon any holder thereof shall be exclu-sive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                       14.    Definitions.  As used herein the following
                              -----------
             terms have the following respective meanings:

                       Accreted Value:  the meaning specified in the
                       --------------
             Notes.

                       Adjustment Account:  the meaning specified in the
                       ------------------
             Share Purchase Agreement.

                       Affiliate:  any Person directly or indirectly
                       ---------
             Controlling or Controlled by or under common Control with the Guarantor or any Subsidiary and any partner (whether general or limited) of any such Person.

                       Affiliated Lender:  the meaning specified in Sec-
                       -----------------
             tion 10.4.

                       Board:  the Board of Directors of the Guarantor,
                       -----
             the Company, SDI or you, as the context requires.

                       Business Day:  any day except a Saturday, a Sunday
                       ------------
             or other day on which commercial banks in the City of London are required or authorized by law to be closed.

                       Capital Lease:  as applied to any Person, any
                       -------------
             lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with stan-dard accounting practices applicable in the United Kingdom, be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                       Capital Lease Obligation:  with respect to any
                       ------------------------
             Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with standard account-ing practices applicable in the United Kingdom, appear on a balance sheet of such lessee in respect of such Capital Lease.

                       Capitalization Table:  the meaning specified in
                       --------------------
             section 5.4.

                       Change in Control:  any of the following events:
                       -----------------

                       (i) The Dai-Tokyo Fire and Marine Insurance Company Limited, a Japanese Company, and any of its Affiliates shall not own, directly or indi-rectly, more than 10% of the equity capital of the Company, or

                       (ii) the partners on the Closing Date of SD Partners, a.Bermuda partnership, shall not own, direct-ly or indirectly, in the aggregate more than 50% of the equity capital of the Company.

                       Closing:    the meaning specified in section 3.
                       -------

                       Consolidated Adjusted Net Income:  with reference
                       --------------------------------
             to any period, the Consolidated Net Income of the Guarantor (or the Company, as the case may be) excluding (a) the in-come (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Guarantor (or the Company, as the case may be) or a Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Guarantor (or the Company, as the case may be) or any Subsidiary has an ownership in-terest, except to the extent that any such income has been actually received by the Guarantor (or the Company, as the case may be) or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary (including in the case of the Guarantor and the Company, SDI) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its Memorandum and Articles of Association or any agreement, instrument, judg-ment, decree, order, statute, rule or governmental regula-tion applicable to such Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intan-gible, all inventory sold in conjunction with the disposi-tion of fixed assets, and all securities), (f) any write-up of any assets, (g) any net gain from the collection of the proceeds of life insurance policies, (h) any gain arising from the acquisition of any securities, or the extinguish-ment of any Debt of the Guarantor (or the Company, as the case may be) or any Subsidiary, and (i) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary.

                       Consolidated Net Income:  with reference to any
                       -----------------------
             period, the net income (or deficit) of the Guarantor (or the Company, as the case may be) and its Subsidiaries for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves and all other proper deductions, all determined in accor-dance with standard accounting practices applicable in the United Kingdom on a consolidated basis, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

                       Constituent Documents:  the meaning specified in
                       ---------------------
             section 5.4.

                       Control:  (including, with correlative meanings,
                       -------
             the terms "Controlled by" and "under common Control with"), as used with respect to any Person, shall mean the posses-sion, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                       Credit Enhancement Agreement:  the meaning speci-
                       ----------------------------
             fied in section 10.7.

                       Credit Enhancement Party:  the meaning specified
                       ------------------------
             in Section 10.7.

                       Credit Call Date:  the meaning specified. in sec-
                       ----------------
             tion 10.3.

                       Credit Call Notice:  the meaning specified in
                       ------------------
             section 10.3.

                       Credit Facility Cap:  the meaning specified in
                       -------------------
             section 10.2.

                       Credit Support:  the meaning specified in section
                       --------------
             10.7.

                       Debt:  as applied to any Person (without duplica-
                       ----
             tion):

                       (a) any indebtedness for borrowed money which such Person has directly or indirectly created, in-curred or assumed;

                       (b) any indebtedness, whether or not for bor-rowed money, secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such in-debtedness;

                       (c) any indebtedness, whether or not for bor-rowed money, with respect to which such Person has become directly or indirectly liable and which repre-sents or has been incurred to finance the purchase price (or a portion thereof) of any property or ser-vices or business acquired by such Person, whether by purchase, consolidation, merger or otherwise;

                       (d)    any Capital Lease Obligation; and

                       (e) any indebtedness or Capital Lease Obliga-tion of any other Person of the character referred to in subdivision (a), (b), (c) or (d) of this definition with respect to which the Person whose Debt is being determined has become liable by way of a Guaranty.

                       Event of Default:  the meaning specified in sec-
                       ----------------
             tion 12.

                       Financial Adviser:  the meaning specified in sec-
                       -----------------
             tion 10.5.

                       Financial Adviser's Opinion:  the meaning speci-
                       ---------------------------
             fied in Section 10.5.

                       Guaranty:  as applied to any Person, any direct or
                       --------
             indirect liability, contingent or otherwise of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of busi-
             ness) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security there-for, or to private funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency of any balance sheet or other finan-cial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agree-ments relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the amount of the obligation guaranteed (or such lesser amount as to which the maximum exposure of the guarantor shall have been specifically limited).

                       Guaranty Agreement:  the meaning specified in
                       ------------------
             section 1.

                       Lien:  as to any Person, any mortgage, lien,
                       ----
             pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any ven-dor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement which names such Person.

                       Loan:  the meaning specified in section 10.4.
                       ----

                       Motor Net Income (or Deficit):  on any date, the
                       -----------------------------
             net income (or deficit) of SDI in respect of its motor lines of business, determined as if such business were conducted by a separate Wholly-Owned Subsidiary of SDI, for the four (or if a lesser number, the number of full calendar quarters ending after December 31, 1986 through the date of determi-nation) most recently-ended calendar quarters, determined on the basis of the revenues allocable to such business and after deducting the allocable portion of operating expenses, reserves (determined in accordance with practices used in determining reserves on the financial statements of SDI as of and for the periods ending December 31, 1986), and other proper deductions, all determined in accordance with stan-dard accounting practices in the United Kingdom.

                       New Motor Subsidiary:  the meaning specified in
                       --------------------
             section 11.2.

                       New Motor Transfer:  the meaning specified in
                       ------------------
             section 11.2.

                       Non-Cash Indemnity Balance:  the meaning specified
                       --------------------------
             in section 10.2.

                       Officers' Certificate:  a certificate executed on
                       ---------------------
             behalf of the Guarantor, the Company, SDI or you, as the context requires, by its Chairman and its Finance Director, and, in respect of financial statements delivered pursuant to section 7(b)(iii) and the related certificate under sec-tion 7(c), approved by its Board.

                       Person:  a company, a corporation, an association,
                       ------
             a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmen-tal agency.

                       Potential Event of Default:  any condition or
                       --------------------------
             event which, with notice or lapse of time or both, would become an Event of Default.

                       Preferred Shares:  as applied to any company or
                       ----------------
             corporation, shares of such company or corporation which shall be entitled to preference or priority over any other shares of such company or corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

                       Relatively Favourable:  the meaning specified in
                       ---------------------
             section 10.5.

                       Reserve Adjustment Date:  the meaning specified in
                       -----------------------
             the Share Purchase Agreement.

                       Reserve Adjustment Schedule:  the meaning speci-
                       ---------------------------
             fied in the Share Purchase Agreement.

                       Restricted Payment:  (a) any dividend or other
                       ------------------
             distribution, direct or indirect, on account of any shares of any class of the Company, the New Motor Subsidiary, or
             the Guarantor, as the case may be now or hereafter outstand-ing, except a dividend payable solely in shares of the Com-pany, the New Motor Subsidiary, or the Guarantor, as the case may be, which are not Preferred Shares; (b) any redemp-tion, purchase or other acquisition, direct or indirect, of any shares of any class of the Company, the New Motor Subsidiary, or the Guarantor, as the case may be now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares, except (i) to the extent that the consideration therefor consists of an issue of shares of the Company or the Guarantor, as the case may be or (ii) out of the net cash proceeds received by the Company after Octo-ber 9, 1987 from an issue of shares of the Company occurring within 60 days of the making of such redemption, purchase or other acquisition; and (c) any discharge by the Company or the Guarantor, as the case may be, or any Subsidiary there-of, of any obligation of any Person Controlling the Company or the Guarantor as the case may be, provided that the fol-
                                                  --------
             lowing shall not be Restricted Payments: (x) cash dividends of the Company not exceeding B.P.430,000 during any period of twelve consecutive months, (y) dividends on B.P.3,000,000 of the Guarantor's Cumulative Redeemable Preference Shares, and other dividends of the Guarantor not exceeding B.P.100,000 during any period of twelve consecutive months and (z) with-out prejudice to (x), dividends aggregating not more than B.P.14,750,000 by the Company to the Guarantor or by the Guar-antor to its parent to the extent that, simultaneously with the receipt of the dividend, the party receiving the divi-dend subscribes and pays for preferred shares of the party making the dividend in an amount equal to the amount of the dividend.

                       SDI:   the meaning specified in section 7(a).
                       ---

                       Senior Debt:  Debt other than Subordinated Debt.
                       -----------

                       Share Purchase Agreement:  the meaning specified
                       ------------------------
             in section 4.4.

                       Shares:  the meaning specified in the Share Pur-
                       ------
             chase Agreement.

                       Subordinated Debt:  any unsecured Debt of the
                       -----------------
             Company or the Guarantor which (a) has a final maturity subsequent to June 30, 1995; (b) at the date of its creation has a Weighted Average Life to Maturity which is greater than the remaining Weighted Average Life to Maturity of the Notes; (c) does not permit any holder of such Debt to de-clare all or any part of such Debt to be due and payable, or to require (upon the occurrence of any contingency or other-wise) all or any part of such Debt to be paid, before its expressed maturity by reason of the occurrence of a default in respect of the Notes or the Credit Facility Notes; and
             (d) is created under is evidenced by or is subject to any instrument containing provisions for the subordination of such Debt to the Notes and (if desired by the Company and so provided) to other Debt of the Company substantially the same as those provided in the Trust Deed.

                       Subsidiary:  a corporation, association or other
                       ----------
             business entity in which the Guarantor (or, as the case may be, the Company) or one or more Subsidiaries of the Guaran-tor (or, as the case may be, the Company) owns sufficient voting stock to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or persons performing similar functions) of such business entity, provided that for the purposes of sections
                              --------
             10.9, ll.l, ll.3, ll.4, ll.6, ll.7 and the definitions of "Consolidated Adjusted Net Income" and "Consolidated Net Income" any New Motor Subsidiary shall be deemed to be a Subsidiary of the Company, but that for all purposes of this Agreement, any New Motor Subsidiary shall be deemed not to be a Wholly-Owned Subsidiary of the Company or SDI.

                       Support:  the meaning specified in section 10.4.
                       -------

                       Third Party Lender:  the meaning specified in
                       ------------------
             section 10.4.

                       Third Party Loan:  a Third Party Supported Loan or
                       ----------------
             a Third Party Unsupported Loan.

                       Third Party Supported Loan:  the meaning specified
                       --------------------------
             in section 10.4.

                       Third Party Unsupported Loan:  the meaning speci-
                       ----------------------------
             fied in section 10.4.

                       Triggering Event:  (i) any sale, distribution or
                       ----------------
             other transfer of any property, assets or undertaking of the Company or any of its Subsidiaries to any of the Guarantor or its Subsidiaries (other than the Company and its Subsi-diaries), which sale, distribution or transfer would not be permitted under sections ll.2 (without reference to the proviso thereof) and ll.5 and (ii) any Restricted Payment by a New Motor Subsidiary.

                       Trust Deed:  the Deed of Trust substantially in
                       ----------
             the form attached hereto as Exhibit D.

                       UK Insurance Subsidiaries: the meaning specified
                       -------------------------
             in section 7(a).

                       Warrants: the meaning specified in the Warrant
                       --------
             Agreement.

                       Warrant Agreement:  the Warrant Agreement dated as
                       -----------------
             of October 9, 1987, between you and the Guarantor.

                       Weighted Average Life to Maturity:  as applied to
                       ---------------------------------
             any Debt at any date, the number of years obtained by divid-ing (a) the then outstanding principal amount of such Debt into (b) the total of the products obtained by multiplying
             (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

                       Wholly-Owned:  as applied to any Subsidiary, a
                       ------------
             Subsidiary all the outstanding shares (other than directors' qualifying shares, if required by law) of every class which are at the time owned by the Company or by one or more Whol-ly-Owned Subsidiaries or by the Company and one or more Wholly-Owned Subsidiaries.

                       15.    Exchange and Substitution of Notes.
                              ----------------------------------

                       15.1.  Exchange.  Upon surrender of any Note to
                              --------
             the Company at its principal office for exchange for Notes of smaller denominations as a result of prepayment or other-wise, the Company at its expense will execute and deliver in exchange therefor a new Note or Notes in denominations of at least B.P.1,000,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the sur-rendered Note is not evenly divisible by, or is less than B.P.l,000,000), as requested by the holder or transferee, which aggregate the unpaid remaining principal amount of such surrendered Note. Each such new Note shall be payable to the order of such Person as such holder or transferee may request and shall be dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor.

                       15.2.  Replacement.  Upon receipt of evidence
                              -----------
             reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note or Credit Facility Note and, in the case of any such loss, theft or destruction of any Note or Credit Facility Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note or Credit Facility Note held by you or another institutional holder or your or its nominee, of an indemnity agreement from you or such other holder), or, in the case of any such mutilation, upon the surrender of such Note or Credit Facility Note for can-cellation to the Company at its principal office, the Com-pany at its expense will execute and deliver, in lieu there-of, a new Note or Credit Facility Note in the unpaid princi-pal amount of such lost, stolen, destroyed or mutilated Note or Credit Facility Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note or Credit Facility Note in lieu of which any such new Note or Credit Facility Note has been so executed and deli-vered by the Company shall not be deemed to be an outstand-ing Note or Credit Facility Note, as the case may be, for all purposes of this Agreement.

                       16.    Payments on Notes.  Payments of principal,
                              -----------------
             premium, if any, and interest becoming due and payable on the Notes or Credit Facility Notes shall be made at the principal office of the Company in London.

                       17.    Survival of Representations and Warranties.
                              ------------------------------------------
             All representations and warranties contained in this Agree-ment or made in writing by or on behalf of the Company and the Guarantor in connection with the transactions contem-plated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by you or on your behalf, the purchase of the Notes or Credit Facility Notes by you, an Affiliated Lender or a Credit Enhancement Party, as the case may be, under this Agreement and any disposition or payment of the Notes or Credit Facility Notes. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Guarantor pursuant to this Agreement or in connection with the transactions contemplated by this Agreement other than such as are made in or in connection with the Share Purchase Agreement shall be deemed represen-tations and warranties of the Company or the Guarantor, as the case may be, under this Agreement.

                       18.    Amendments and Waivers.  Any term of this
                              ----------------------
             Agreement or of the Senior Notes or of the Subordinated Notes or of the Credit Facility Notes may be amended and the observance of any term of this Agreement or of the Senior Notes or of the Subordinated Notes or of the Credit Facility Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the Guarantor and the holders of at least 66 2/3% in principal amount of each of the Senior Notes, Subordinated Notes and Credit Facility Notes at the time outstanding, provided that, without the
                                            --------
             prior written consent of the holders of all the Notes and Credit Facility Notes at the time outstanding, no such a-mendment or waiver shall (a) change the maturity or the principal amount of, or reduce the rate or change the time of payment of interest on, or change the amount or the time of payment of any principal or premium payable on any pre-payment of, any Note or Credit Facility Note, (b) reduce the aforesaid percentages of the principal amount of the Notes or Credit Facility Notes the holders of which are required to consent to any such amendment or waiver or (c) change the percentage of the principal amount outstanding from time to time of the Senior Notes, the Subordinated Notes or the Credit Facility Notes the holders of which may declare the Senior Notes, the Subordinated Notes or the Credit Facility Notes to be due and payable as provided in section 12. Any amendment or waiver effected in accordance with this section 18 shall be binding upon each holder of any Note or Credit Facility Note at the time outstanding, each future holder of any Note or Credit Facility Note and the Company.

                       19.    Suspensory Clause:  No provisions of this
                              -----------------
             Agreement or of any agreement or arrangement of which it forms part, by virtue of which the agreement constituted by all of the foregoing is subject to registration (if such be the case) under the Restrictive Trade Practices Act 1976 shall take effect until the day after particulars of such agreement have been furnished to the Director General of Fair Trading pursuant to the terms of Section 24 of that Act.

                       20.    Notices, etc.  Except as otherwise provided
                              ------------
             in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by first-class mail, postage pre-paid, addressed,
             (a) if to you, at

                       Alexander Stenhouse & Partners Ltd.
                       Two South Place
                       London EC2P 2DX
                       England
                       Attention:  The Company Secretary
                       Telex:      8813371
                       Fax:        01-588-1680

                       With copies to:

                       Alexander & Alexander Services, Inc.
                       1211 Avenue of the Americas
                       New York, New York 10036
                       Attention:  General Counsel
                       Telex:      620303
                       Fax:        (212) 302-1921

                       Alexander & Alexander Europe plc
                       5-10 Bury Street
                       London EC3A 5HL
                       England
                       Attention:  Group Legal Adviser
                       Telex:      882171
                       Fax:        01-623-5022

             or at such other address as you shall have furnished to the Company in writing, or (b) if to any other holder of any Note or Credit Facility Note, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Note or Credit Facility Note who has furnished an address to the Company, or (c) if to the Company or the Guarantor, to:

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Sphere Drake Insurance plc
                       52/54 Leadenhall Street
                       London EC3A 2BJ
                       England
                       Attention:  Ian H. Dean
                       Telex:      935015 Sphere G
                       Fax:        01-481-3828

                       with copies to

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Centre Capital Investors L.P.
                       Suite 1025
                       One Rockefeller Plaza
                       New York, New York 10020
                       United States of America
                       Attention:  Lester Pollack
                       Telex:      RCA222301
                       Fax:        (212) 974-2825 or
                                   (212) 489-9655

                       and

                       John C Head III
                       c/o John Head & Partners
                       545 Madison Avenue
                       New York,   New York 10022
                       Telex: 971861
                       Fax:   (212) 421-9049

                       and

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York 10019
                       United States of America
                       Attention:  Albert P. Hand, Esq.
                       Telex:      WUI 66-843
                       Fax:        (212) 757-3990

                       and

                       Clyde & Co.
                       51 Eastcheap
                       London EC3M lJP
                       England
                       Attention:  Francis Mackie and V.G. Southey
                       Telex:      884886 Clyde G
                       Fax:        01-623-5427

             or at such other address, or to the attention of such other officer, as the Company shall have furnished to you and each such other holder in writing.

                       21.    Miscellaneous.  This Agreement shall be
                              -------------
             binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders from time to time of the Notes and the Credit Facility Notes or any part thereof. Except as stated in section 17, this Agreement embodies the entire agreement and understanding between you, the Company and the Guarantor and supersedes all prior agreements and understandings re-lating to the subject matter hereof. This Agreement, the Notes and the Credit Facility Notes shall be construed and enforced in accordance with and governed by the laws of England. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any num-ber of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                       If you are in agreement with the foregoing, please
             sign the form of agreement and the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement be-tween you, the Company and the Guarantor.

             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED


             By: _________________________
                 Director

             SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY


             By: _________________________
                 Director

             The foregoing Agreement is hereby agreed as of the date hereof.

             ALEXANDER STENHOUSE
             & PARTNERS LTD.


             By: _________________________
                 Director

                                                              EXHIBIT A-1


                                       FORM OF
                               ZERO COUPON SENIOR NOTE
                               -----------------------




                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED

                           ZERO COUPON SENIOR NOTE DUE 1995



             Guaranteed by Sphere Drake Holding Public Limited Company



             B.P.__________                                           London
                                                           December, 1987


                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, an Eng-
             lish company having its registered office at 30 Mincing
             Lane, London EC3R 7BR, company registration number 2136565
             (the "Company"), for value received, hereby promises to pay to ALEXANDER STENHOUSE & PARTNERS LTD., a Scottish company having its registered office at 145 St. Vincents Street, Glasgow, Scotland, company registration number SC23477 ("AS
             & P"), or order, on June 30, 1995 (the "Maturity Date"), or such earlier date as the principal hereof and interest thereon may become due in accordance with the provisions hereof upon surrender hereof, the principal sum of ____
             Pounds Sterling (B.P. ) (the "Face Amount"), or such lesser sum as shall become due upon acceleration of the maturity or redemption hereof to a date prior to the Maturity Date.

                       This Note shall not otherwise bear interest unless
             the Company shall fail to pay or duly provide for payment of any amount due hereunder, whether upon acceleration, redemp-tion, at stated maturity or otherwise, provided, that if the
                                                    --------
             Company shall fail to pay any amount due hereunder on the date when due, the overdue amounts shall bear interest from and including such due date to but not including the date upon which all overdue amounts have been paid at a rate equal to the greater of (i) 10% per annum, compounded as of June 30 and December 31 in each year, and (ii) a fluctuating rate of interest equal to four percentage points above the base lending rate from time to time of National Westminster Bank plc (each change in such fluctuating rate of interest to be effective as at the opening of business on the date a change in such base rate is determined by such Bank to be effective), so compounded.

                       Payments of principal and interest on this Note
             shall be made in lawful money of the United Kingdom at the principal office of the Company in London.

                       This Note is one of the Company's Zero Coupon
             Senior Notes due 1995 (the "Notes"), originally issued in
             the aggregate principal amount of B.P.            pursuant to a
                                                -----------
             Note Purchase Agreement (the "Note Purchase Agreement"), dated as of October 9, 1987, among the Company, Sphere Drake Holding Public Limited Company ("the "Guarantor") and Alex-ander Stenhouse & Partners Ltd. The holder of this Note is entitled to the benefits of the Note Purchase Agreement and may enforce the agreements of the Company and the Guarantor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                       Timely payment of all amounts of interest and
             principal payable in respect of this Note are guaranteed by the Guarantor pursuant to the Guaranty Agreement dated De-cember , 1987.

                       The Notes are subject to required and optional
             prepayment, in whole or in part, as specified in the Note Purchase Agreement. All such prepayments shall be at this Note's Accreted Value (as hereinafter defined) on the date of prepayment. This Note was originally issued on December
             , 1987 for an aggregate purchase price of B.P.13,000,000. For any period from its date of issue to its final maturity the income element in respect of this Note shall be the differ-ence between such Accreted Value (as hereinafter defined) as of the last and the first days of such period.

                       Anything in this Note to the contrary notwith-
             standing, if the Final Adjustment Date (as defined in that certain Share Purchase Agreement dated as of October 9, 1987 between the Company and AS & P) shall occur after the Matur-ity Date, the maturity of this Note shall be extended to the Final Adjustment Date at which time this Note shall become due together with interest as provided in the second para-graph hereof.

                       The term "Accreted Value" with respect to this
             Note means, as of any date (a "Determination Date"), an amount equal to the original purchase price of this Note




                                          2

             (B.P.13,000,000) plus Accrued Amortization of Original Issue Discount to the Determination Date. "Accrued Amortization of Original Issue Discount" shall be (i) the aggregate of the amount of original issue discount of this Note at the June 30 or December 31 falling on or immediately prior to the Determination Date (a "Reference Date"), determined by applying the percentage applicable to this Note on such date as set forth in the Schedule attached hereto to the Face Amount of this Note, plus (ii) if the Determination Date is a date other than a Reference Date, Accrued Amortization of Original Issue Discount from the immediately preceding Ref-erence Date (or [the Closing date] if there is no preceding Reference Date) to the Determination Date, computed by mul-tiplying (a) the excess of the Accrued Amortization of the Original Issue Discount as of the next succeeding Reference Date determined by applying the percentage applicable to this Note on such Reference Date as set forth in the Sche-dule attached hereto to the Face Amount of this Note over the Accrued Amortization of the Original Issue Discount as of the immediately preceding Reference Date (or [the Closing date] if there is no preceding Reference Date), by (b) a fraction, (A) the numerator of which is the number of days (based on a 360-day year comprised of 12 30-day months) from but not including such immediately preceding Reference Date (or [the Closing date] if there is no preceding Reference
             Date) to and including the Determination Date and (B) the denominator of which is 180.

                       In case an Event of Default, as defined in the
             Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

                       This Note is made and delivered in London, and
             shall be governed by the laws of England.

                       The Company waives diligence, presentment, demand,
             protest and notice of dishonour or other notice of any kind. The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not con-stitute a waiver thereof in that or any subsequent instance.










                                          3

                       IN WITNESS WHEREOF this Note has been executed on
             behalf of the Company by its duly authorised director the day and year first above written.


             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED


             By:____________________________
                Director










































                                          4

                               SCHEDULE TO SENIOR NOTE
                               -----------------------

                                                              EXHIBIT A-2


                                       FORM OF
                            ZERO COUPON SUBORDINATED NOTE
                            -----------------------------



                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED

                        ZERO COUPON SUBORDINATED NOTE DUE 1995

                  Guaranteed by Sphere Drake Holding Public Limited Com-
             pany



             B.P.                                                     London
              --------------
                                                           December, 1987


                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, an Eng-
             lish company having its registered office at 30 Mincing
             Lane, London EC3R 7BR, company registration number 2136565 (the "Company"), for value received, hereby promises to pay to ALEXANDER STENHOUSE & PARTNERS LTD., a Scottish company having its registered office at 145 St. Vincents Street, Glasgow, Scotland, company registration number SC23477, ("AS & P") or order, on June 30, 1995, (the "Maturity Date"), or such earlier date as the principal hereof and interest thereof may become due in accordance with the provisions hereof upon surrender hereof, the principal sum of ____
             Pounds Sterling (B.P.          ) (the "Face Amount"), or such
             lesser sum as shall become due upon acceleration of the maturity or redemption hereof to a date prior to the Matur-ity Date.

                       This Note shall not otherwise bear interest unless
             the Company shall fail to pay or duly provide for payment of any amount due hereunder, whether upon acceleration, redemp-tion, at stated maturity or otherwise, provided, that if the
                                                    --------
             Company shall fail to pay any amount due hereunder on the date when due, the overdue amounts shall bear interest from and including such due date to but not including the date upon which all overdue amounts have been paid at a rate equal to the greater of (i) 12% per annum, compounded as of June 30 and December 31 in each year, and (ii) a fluctuating rate of interest equal to four percentage points above the base lending rate from time to time of National Westminster Bank plc (each change in such fluctuating rate of interest to be effective as at the opening of business on the date a






 .

             change in such base rate is determined by such Bank to be effective), so compounded.

                       Payments of principal and interest on this Note
             shall be made in lawful money of the United Kingdom at the principal office of the Company in London.

                       This Note is one of the Company's Zero Coupon
             Subordinated Notes due 1995 (the "Notes"), originally issued
             in the aggregate principal amount of B.P.         pursuant to a
                                                   --------
             Note Purchase Agreement (the "Note Purchase Agreement"), dated as of October 9, 1987, among the Company, Sphere Drake Holding Public Limited Company (the "Guarantor") and Alex-ander Stenhouse & Partners Ltd. The holder of this Note is entitled to the benefits of the Note Purchase Agreement and may enforce the agreements of the Company and the Guarantor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                       Timely payment of all amounts of interest and
             principal payable in respect of this Note are guaranteed by the Guarantor pursuant to the Guaranty Agreement dated De-cember , 1987.

                       The Notes are subject to required and optional
             prepayment, in whole or in part as specified in the Note Purchase Agreement. All such prepayments shall be at this Note's Accreted Value (as hereinafter defined) on the date of prepayment. This Note was originally issued on December , 1987 for an aggregate purchase price of B.P.12,700,000. For any period from its date of issue to its final maturity the income element in respect of this Note shall be the differ-ence between such Accreted Value (as hereinafter defined) as of the last and the first days of such period.

                       Anything in this Note to the contrary notwith-
             standing, if the Final Adjustment Date (as defined in that certain Share Purchase Agreement dated as of October 9, 1987 between the Company and AS & P) shall occur after the Matur-ity Date, the maturity of this Note shall be extended to the Final Adjustment Date at which time this Note shall become due together with interest as provided in the second para-graph hereof.

                       The term "Accreted Value" with respect to this
             Note means, as of any date (a "Determination Date"), an amount equal to the original purchase price of this Note (B.P.12,700,000) plus Accrued Amortization of Original Issue




                                          2

             Discount to the Determination Date. "Accrued Amortization of Original Issue Discount" shall be (i) the aggregate of the amount of original issue discount of this Note at the June 30 or December 31 falling on or immediately prior to the Determination Date (a "Reference Date"), determined by applying the percentage applicable to this Note on such date as set forth in the Schedule attached hereto to the Face Amount of this Note, plus (ii) if the Determination Date is a date other than a Reference Date, Accrued Amortization of Original Issue Discount from the immediately preceding Ref-erence Date (or [the Closing date] if there is no preceding Reference Date) to the Determination Date, computed by mul-tiplying (a) the excess of Accrued Amortization of the Ori-ginal Issue Discount as of the next succeeding Reference Date determined by applying the percentage applicable to this Note on such Reference Date as set forth in the Sche-dule attached hereto to the Face Amount of this Note over Accrued Amortization of the Original Issue Discount as of the immediately preceding Reference Date (or [the Closing date] if there is no preceding Reference Date), by (b) a fraction, (A) the numerator of which is the number of days (based on a 360-day year comprised of 12 30-day months) from but not including such immediately preceding Reference Date (or [the Closing date] if there is no preceding Reference
             Date) to and including the Determination Date and (B) the denominator of which is 180.

                       In case an Event of Default, as defined in the
             Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

                       This Note is made and delivered in London, and
             shall be governed by the laws of England.

















                                          3

                       The Company waives diligence, presentment, demand,
             protest and notice of dishonour or other notice of any kind. The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not con-stitute a waiver thereof in that or any subsequent instance.

                       IN WITNESS WHEREOF this Note has been executed on
             behalf of the Company by its duly authorised director the day and year first above written.





             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED


             By:______________________
                Director

































                                          4

                            SCHEDULE TO SUBORDINATED NOTE
                            -----------------------------





















































 .

                                                              EXHIBIT A-3


                             FORM OF CREDIT FACILITY NOTE
                             ----------------------------




                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED

                            CREDIT FACILITY NOTE DUE 1995


                       Guaranteed by Sphere Drake Holding Public Limited
             Company




                                                                   London
                                                                 ,   19__


                       SPHERE DRAKE ACQUISITIONS (U.K.) Limited, an En-
             glish company having its registered office at 30 Mincing Lane, London EC3R 7BR, England, company registration number 2136565 (the "Company"), for value received, hereby promises to pay to [ALEXANDER STENHOUSE & PARTNERS LTD., a Scottish company having its registered office at 145 St. Vincents Street, Glasgow, Scotland, company registration number SC23477] [or name of Affiliated Lender] [or name of Credit Enhancement Party] or order, (the "Holder") on June 30, 1995 as extended, or such earlier date as the principal hereof and interest hereon may become due in accordance with the provisions hereof, upon surrender hereof, the outstanding principal sum of Pounds Sterling shown for the time being and from time to time in the fifth column of the schedule hereto following notations made from time to time by the holder hereof in accordance with section 10 of the Note Purchase Agreement hereinafter referred to; together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until payment in full hereof, payable monthly on the last day of each calendar month during the term hereof and at final maturity at a fluctuating interest rate equal at all times to two percentage points above the base lending rate used in England by National Westminster Bank plc (each change in such fluctuating rate of interest to be effective as at the opening of business on the date a change in such base rate is determined by such Bank to be effective).







 .

                       Payments of principal and interest on this Note
             shall be made in lawful money of the United Kingdom at the principal office of the Company in London.

                       This Note is one of the Company's Credit Facility
             Notes due 1995 (the "Notes"), originally issued in the ag-gregate principal amount of up to B.P.32,651,939 pursuant to a Note Purchase Agreement, dated as of October 9, 1987, ("the Note Purchase Agreement") among the Company, Sphere Drake Holding Public Limited, Company (the "Guarantor") and Alex-ander Stenhouse & Partners Ltd. The holder of this Note is entitled to the benefits of the Note Purchase Agreement and may enforce the agreements of the Company and the Guarantor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                       Timely payment of all amounts of interest and
             principal payable in respect of this Note are guaranteed by the Guarantor pursuant to the Guaranty Agreement dated De-cember , 1987.

                       The Notes are subject to required and optional
             prepayment, in whole or in part, all as specified in the Note Purchase Agreement.

                       Anything in this Note to the contrary notwithstan-
             ding, if the Final Adjustment Date (as defined in that cer-tain Share Purchase Agreement dated as of October 9, 1987 between the Company and AS & P) shall occur after the Matur-ity Date, the maturity of this Note shall be extended to the Final Adjustment Date at which time this Note shall become due together with interest as provided in the second para-graph hereof.

                       In case an Event of Default, as defined in the
             Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

                       This Note is made and delivered in London, and
             shall be governed by the laws of England.

                       The Company waives diligence, presentment, demand,
             protest and notice of dishonour or other notice of any kind. The non-exercise by the holder of this Note of any of its rights hereunder in any particular instance shall not con-stitute a waiver thereof in that or any subsequent instance.




                                          2

                       IN WITNESS WHEREOF this Note has been executed on
             behalf of the Company by its duly authorised director the day and year first above written.

             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED



             By:______________________
                Director










































                                          3

                                                   SCHEDULE
                                                   --------


                                         OUTSTANDING PRINCIPAL AMOUNT
                                         ----------------------------
                                            OF CREDIT FACILITY NOTE
                                            -----------------------

                 Payment Type:  Loan/
                 Third Party
                 Supported Loan/                                       Outstanding/     Notation
                 Payment under Credit                     Repayment/   Remaining        made on behalf
      Date made  Enhancement Agreement  Principal Amount  Prepayment   Principal Amount of the holder
      ---------  ---------------------  ----------------  ----------   ---------------- -------------



























 .









                                                                       Exhibit B




















                                  GUARANTY AGREEMENT


                                  December   , 1987


                                          by


                     SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY






























     10931908.

                                  TABLE OF CONTENTS
                                  -----------------


             Section                                                 Page
             -------                                                 ----

             1.  Definitions . . . . . . . . . . . . . . . . . . .      1

             2.  Guarantee . . . . . . . . . . . . . . . . . . . .      2

             3.  Obligations Unconditional . . . . . . . . . . . .      3

             4.  Waiver  . . . . . . . . . . . . . . . . . . . . .      9

             5.  Corporate Existence . . . . . . . . . . . . . . .     10

             6.  Notices . . . . . . . . . . . . . . . . . . . . .     10

             7.  Governing Law and Jurisdiction  . . . . . . . . .     12




































 .

                                                                EXHIBIT B






                     SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY
                     -------------------------------------------

                                  GUARANTY AGREEMENT
                                  ------------------

                       THIS GUARANTEE is made the    day of 1987 by
             SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY, a company in-corporated in England (registered number 2168083) whose registered office is at 30 Mincing Lane, London EC3R 7BR, England ("the Guarantor") for the benefit of each of (1) Alexander Stenhouse & Partners Ltd., its permitted succes-sors and assigns pursuant to the provisions of the Note Purchase Agreement referred to in Recital (A) ("AS&P") and
             (2) the holders from time to time of the Guaranteed Notes (as hereinafter defined) ("the Noteholders").

             WHEREAS:
             --------

             (A) This Guarantee is made pursuant to a Note Purchase Agreement dated as of October 9, 1987 made between Sphere Drake Acquisitions (U.K.) Limited (the "Com-pany"), the Guarantor and AS&P (the "Note Purchase Agreement").

             (B) Pursuant to the Note Purchase Agreement, the Company may from time to time issue and require AS&P to pur-chase the Senior Notes and the Subordinated Notes and may from time to time issue and Affiliated Lenders and Credit Enhancement Parties may purchase Credit Facility Notes (such Senior Notes, Subordinated Notes and Credit Facility Notes being hereinafter collectively called "the Guaranteed Notes").

                  NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as
             follows:-

             1.   Definitions
                  -----------

             (A) Subject as herein provided, all words and expressions defined in the Note Purchase Agreement shall where the context so requires or permits have the same meanings in this Guarantee.

             (B) Unless the context indicates otherwise, references to a Clause shall be construed as a reference to a Clause of this Guarantee.

             (C) Headings have been inserted for ease of reference only and do not and shall be deemed not to form part of this

                  Guarantee and shall not affect the construction of this Guarantee.

             (D) References to the singular shall include the plural and vice versa and references to persons include references to companies.


             2.   Guarantee
                  ---------

             (A) The Guarantor hereby unconditionally and irrevocably guarantees to AS&P, each of the Noteholders, each Af-filiated Lender, and each Third Party Lender if and when there is a Triggering Event the due and punctual payment by the Company of the following amounts (the "Guaranteed Payments") as and when the same shall be-come due and payable:-

                  (i) any and all amounts of principal (including the Accreted Value) becoming due and payable on the Guaranteed Notes in accordance with the terms thereof and of the Note Purchase Agreement, whe-ther at the stated maturity of the Guaranteed Notes, as installments, as required prepayments, by notice of optional prepayment, by declaration of acceleration or otherwise;

                 (ii) any and all amounts of interest becoming due and payable on the unpaid principal balance of the Guaranteed Notes to and including the date of payment of such balance in accordance with the terms of the Guaranteed Notes and of the Note Purchase Agreement, including interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest;

                (iii) any and all amounts payable under any provision of the Note Purchase Agreement.

                 (iv) any and all amounts of principal (including the Accreted Value) becoming due and payable on the Support in accordance with the terms thereof and of the Note Purchase Agreement, whether at the stated maturity of the Support, as installments, as required prepayments, by notice of optional prepayment, by declaration of acceleration or otherwise;

                  (v) any and all amounts of interest becoming due and payable on the unpaid principal balance of the Support to and including the date of payment of such balance in accordance with the terms of the Support and of the Note Purchase Agreement, in-cluding interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest; and

                 (vi) any and all amounts payable under any provision of any Support agreement.

             (B) This Guarantee shall be a continuing guarantee and shall remain in force until all the Guaranteed Payments shall have been finally paid in full to the satisfac-tion of AS&P and each of the Noteholders and shall not be satisfied, discharged or affected by any intermedi-ate payment or settlement of account.

             (C) If and whenever the Company shall default in the pay-ment of any Guaranteed Payment on the due date for payment thereof, the Guarantor shall immediately on demand made by AS&P or any Noteholder make the Guaran-teed Payment to AS&P or such Noteholder, as the case may be, strictly in accordance with the terms and pro-visions of the Guaranteed Notes and/or the Note Pur-chase Agreement, as the case may be, regardless of any law, regulation or decree, now or hereafter in effect, which affects or might in any manner affect any of such terms and provisions or AS&P's or such Noteholder's, as the case may be, rights as against the Company.


             3.   Obligations Unconditional
                  -------------------------

             (A) The liability of the Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, diminished or discharged or in any way affected by:

                  (i) any amendment or modification of or supplement to the Note Purchase Agreement, the Guaranteed Notes or any contracts or other agreements entered into in connection therewith including, without limita-tion, the Share Purchase Agreement dated as of October 9, 1987 made between the Company and AS&P (all of such agreements, notes and contracts being hereinafter collectively called "the Instru-ments");

                 (ii) any assignment or transfer of any Instrument or of any interest thereunder in compliance with the terms of the applicable Instrument;

                (iii) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any Instrument or any lack of diligence or failure to mitigate damages or failure to proceed against, or to take any action or pursue any remedy with re-spect to, the Company or any other person or any security afforded by or under any Instrument;

                 (iv) any release by operation of law or discharge by operation of law of the Company or any other per-son from the performance or observance of any obligation, undertaking or condition to be per-formed by the Company or such other person, as the case may be, under or in respect of any Instru-ment;

                  (v) any limitation on the liabilities or obligations of the Company, or any other person under any Instrument or any termination or cancellation, or any frustration, invalidity, irregularity it, or unenforceability, in whole or in part, of any such Instrument or any limitation on the method or terms of payment thereunder which may now or here-after be caused or imposed in any manner whatso-ever;

                  (vi) any failure on the part of AS&P or any Noteholder
                       or any other person for any reason to perform or comply with any tern or provision of any Instru-ment.

             (B) The bankruptcy, liquidation or insolvency of the Com-pany shall not affect or determine the liability of the Guarantor under this Guarantee. All dividends, composi-tions and moneys received by AS&P or any Noteholder from the Company or from any other company, person or estate capable of being applied by AS&P or any Note-holder, as the case may be, in reduction of the Guaran-teed Payments shall be regarded for all purposes as payments in gross and AS&P or any Noteholder, as the case may be, shall be entitled to prove in the bank-ruptcy, liquidation or insolvency of the Company in respect of all outstanding Guaranteed Payments due to AS&P or any Noteholder, as the case may be, and without any right on the part of the Guarantor to be subrogated to AS&P or any Noteholder, as the case may be, in re-spect of any such proof to the intent that this Guaran-tee shall apply to and secure the whole of any ultimate balance which shall remain due to AS&P or any Note-holder.

             (C) This Guarantee and the rights of AS&P and the Noteh-olders hereunder shall be in addition to and shall not be in any way prejudiced or affected by any one or more other securities or guarantees for the Company which AS&P or any Noteholder may now or hereafter hold wheth-er from the Guarantor or from any other person.

             (D) The liability of the Guarantor hereunder shall be unaf-fected by any arrangement which AS&P or any Noteholder may make with the Company or with any other person which (but for this provision) might operate to dimi-nish or discharge the liability of or otherwise provide a defence to a surety. Without prejudice to the gener-ality of the foregoing, AS&P and the Noteholders are to be at liberty at any time and without reference to the Guarantor to give time for payment or grant any other indulgence and to give up, deal with, vary, exchange or abstain from perfecting or enforcing any other securi-ties or guarantees held by AS&P and the Noteholders at any time and to discharge any party thereto, and to realise such securities or guarantees or any of them, as AS&P and the Noteholders may think fit and to com-pound with, accept compositions from and make any other arrangements with the Company or any person or persons liable on bills, notes or other securities or guaran-tees held or to be held by AS&P and the Noteholders without affecting the Guarantor's liability hereunder.

             (E) This Guarantee shall take effect as a guarantee of the whole and every part of the Guaranteed payments due or owing or payable and accordingly the Guarantor shall not be entitled as against AS&P and the Noteholders to any right of proof in the bankruptcy, liquidation or in-solvency of the Company or any other surety or other right of a surety (including any right of contribution from any other surety) discharging, in whole or in part, its liability in respect of the Guaranteed Pay-ments or to share in any security held or money re-ceived by AS&P or any Noteholder on account of the obligations of the Company or any other surety or to have or exercise any rights as surety (including any such right of contribution as aforesaid) in competition with AS&P or any Noteholder unless and until all the Guaranteed Payments shall have first been completely discharged and satisfied. Furthermore, until all the Guaranteed Payments shall have been discharged and satisfied in full the Guarantor shall not, if the Guar-anteed Payments shall have become payable or shall have been paid by the Guarantor under this Guarantee, take any step to enforce repayment or to exercise any other rights, claims or remedies of any kind which may accrue howsoever to the Guarantor in respect either of the amount so payable or so paid (including any such right of contribution as aforesaid) or of any other moneys for the time being due to the Guarantor from the Com-pany or any other surety provided that in the event of the bankruptcy, liquidation or insolvency of the Com-pany or any other surety the Guarantor shall, if so directed by AS&P or any Noteholder but not otherwise, prove for the whole or any part of the moneys due to the Guarantor from the Company or any other surety as aforesaid on terms that the benefit of such proof and of all moneys to be received by the Guarantor in re-spect thereof shall be held in trust for AS&P and the Noteholders and applied in discharging the obligations of the Guarantor to AS&P and the Noteholders. For the purpose of enabling AS&P and the Noteholders to sue the Company or any other surety or prove in the bankruptcy, liquidation or insolvency of the Company or any other surety for any Guaranteed Payments remaining due or owing or payable, or to preserve intact the liability of any other party, AS&P and the Noteholders may at any time and place keep, for such time as AS&P and the Noteholders may think prudent, any moneys received, or realised hereunder or under any other guarantee or security to the credit, either of the Guarantor, or such other person or transaction (if any) as AS&P and the Noteholders shall think fit, without any intermedi-ate obligation on the part of AS&P and the Noteholders to apply the same or any part thereof in or towards the discharge of any Guaranteed Payments remaining due or owing or payable or any intermediate right on the part of the Guarantor to sue the Company or any other surety or prove in the bankruptcy, liquidation or insolvency of the Company or any other surety in competition with or so as to diminish any dividend or other advantage that would or might come to AS&P and the Noteholders or treat the liability of the Company or any other surety as diminished. As used in this Clause 3(E) the expres-sion "any other surety" includes any party or person referred to in Clause 3(D).

             (F) For all purposes including any legal proceedings a copy of any Guaranteed Note signed by another Director of the relevant Noteholder shall be accepted by the Guar-antor as conclusive evidence of the outstanding princi-pal amount of such Guaranteed Note.

             (G) It is hereby declared by the Guarantor that no security has been received by the Guarantor from the Company or any other surety for the giving of this Guarantee and it is declared and agreed by the Guarantor that the Guarantor will not, so long as this Guarantee remains in force, take any security in respect of the Guaran-tor's liability hereunder without first obtaining the written consent of AS&P.

             (H) As a separate and independent stipulation it is de-clared and agreed by the Guarantor that any Guaranteed Payment which may not be recoverable from the Guarantor on the footing of a guarantee, whether by reason of any legal limitation, disability or incapacity on or of the Company or any other fact or circumstance, and whether known to AS&P, any Noteholder or the Guarantor or not, shall nevertheless be recoverable from the Guarantor as sole or principal debtor in respect thereof and shall be paid by the Guarantor immediately on demand.

             (I) This Guarantee shall continue to bind the Guarantor notwithstanding any amalgamation or merger that may be effected by AS&P or any Noteholder with any other com-pany or companies and notwithstanding any reconstruc-tion by AS&P or any Noteholder involving the formation of and transfer of the whole or any part of the under-taking and assets of AS&P or any Noteholder to a new company and notwithstanding the sale or transfer of the whole or any part of the undertaking and assets of AS&P or any Noteholder to another company, whether the com-pany or companies with which AS&P or any Noteholder amalgamates or merges or the company to which AS&P or any Noteholder transfers the whole or any part of its undertaking and assets either on a reconstruction or sale or transfer as aforesaid shall or shall not differ from AS&P or any Noteholder in their or its objects, character or constitution, it being the intent of the Guarantor that this Guarantee shall remain valid and effectual in all respects in favour of, against and with reference to, and that the benefit of this Guaran-tee and all rights conferred upon AS&P and the Note-holders hereby may be assigned to and enforced by, any such company or companies and proceeded on in the same manner to all intents and purposes as if such company or companies had been named herein instead of and/or in addition to AS&P and the Noteholders.

             (J) Any settlement or discharge between AS&P or any Note-holder and the Guarantor shall be subject to the condi-tion that no security or payment to AS&P or any Note-holder, as the case may be, by the Company or any other person shall be avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, liqui-dation or insolvency for the time being in force and if any such security or payment shall be so avoided or reduced AS&P or any Noteholder, as the case may be, shall be entitled to recover the value or amount there-of from the Guarantor subsequently just as if such settlement or discharge had not occurred.

             (K) Each payment to be made by the Guarantor hereunder shall be made to AS&P and the Noteholders in pounds sterling, to the credit of the accounts of AS&P and the Noteholders with whichever bank or banks located in the United Kingdom, as shall be designated by AS&P and the Noteholders. All such payments shall be made in full without set-off or counterclaim and free and clear of and without deduction of or withholding for or on ac-count of any tax of any nature now or hereafter imposed by the United Kingdom or any subdivision or taxing authority thereof or therein or any federation or or-ganisation of which such country is a member. If any such payment shall be subject to any such tax or if the Guarantor shall be required to make any such deduction or withholding, the Guarantor shall pay such tax, shall ensure that such payment, deduction or withholding will not exceed the minimum legal liability therefor and shall simultaneously pay to AS&P and/or the Noteholders such additional amounts as may be necessary to enable AS&P and/or the Noteholders to receive, after all such payments, deductions and withholdings, a net amount equal to the full amount payable hereunder. If the Guarantor shall make any such payment deduction or withholding the Guarantor shall within 30 days there-after forward to AS&P and/or the Noteholders an of-ficial receipt or other official documentation evidenc-ing such payment or the payment of such deduction or withholding. As used in this Clause the term "tax" includes all levies, imposts, duties, charges, fees, deductions, withholdings, turnover tax, transaction tax, stamp tax, and any restrictions or conditions resulting in a charge.

             (L) No delay or omission on the part of AS&P or any Note-holder in exercising any right, power, privilege or remedy in respect of this Guarantee shall impair such right, power, privilege or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any further, exercise thereof or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies heron provided are cumulative and not exclusive of any rights, powers, privileges, or remedies provided by law.

             (M) The liability of the Guarantor shall not be released, diminished or discharged or in any way affected by any other circumstance or condition, whether similar or dissimilar to any of the foregoing, that might consti-tute a legal or equitable discharge or defence of a guarantor (whether or not the Guarantor shall have any knowledge or notice thereof).

             4.   Waiver
                  ------

                  The Guarantor hereby waives, insofar as its obligations hereunder are concerned:

                  (i) notice from any person that such person is or has become a person entitled to the benefit of this Guarantee;

                 (ii) notice of the execution and delivery of any In-strument;

                (iii)  notice of any of the matters referred to in Clause 3;

                 (iv) to the fullest extent permitted by applicable law, all notices required by statute, rule of law or otherwise to preserve or enforce any rights against the Guarantor hereunder, including without limitation any presentment, demand, proof or no-tice of non-payment of any indemnity of the Com-pany and notice of any failure on the part of the Company to perform or comply with any term of any instrument or agreement (including without limita-tion any Instrument) applicable to the Company;

                  (v) any right to the enforcement, assertion or exer-cise of any right, remedy, power or privilege under or in respect of any Instrument;

                 (vi) to the fullest extent permitted by applicable law, any requirement that AS&P, any Noteholder or any other person be joined as a party to any proceed-ing for the enforcement of any term of any Instru-ment;

                (vii) any right to require a proceeding first against the Company or any other person or the security provided by or under any Instrument or agreement;

               (viii) any requirement on the part of AS&P or any Note-holder to mitigate any damages resulting from any non-performance by the Company or AS&P or any Noteholder under any Instrument or the occurrence of any default or event or default under any In-strument.

             5.   Corporate Existence
                  -------------------

                  The Guarantor hereby undertakes at all times to pre-serve and keep in full force and effect its corporate existence.

             6.   Notices
                  -------

                  Any demand or notice required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed or sent by facsimile transmission. Any such demand or notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, as the case may be, as follows:

                  (i)  if to the Guarantor, to:

                       Sphere Drake Holding Public Limited Company
                       c/o Sphere Drake Insurance plc
                       52/54 Leadenhall Street
                       London EC3A 2BJ
                       England
                       Attention:  The Managing Director
                       Telex:  935015 Sphere G
                       Fax: 01-481-3828

                       with copies to:-

                       Sphere Drake Holding Public Limited Company
                       c/o Centre Capital Investors L.P.
                       Suite 1025
                       One Rockefeller Plaza
                       New York, New York 10020
                       United States of America
                       Attention:  Lester Pollack
                       Telex:  RCA 222331
                       Fax:  (212) 971-2825 or
                             (212) 489-9655

                       and

                       John C Head III
                       c/o John Head & Partners
                       545 Madison Avenue
                       New York, New York 10022
                       Telex: 971861
                       Fax:  (212) 421-9049

                       and

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York  10019
                       United States of America
                       Attention:  Albert P. Hand, Esq.
                       Telex:  WUI 666-843
                       Fax: (212) 757-3990

                       and

                       Clyde & Co.
                       51 Eastcheap
                       London EC3M 1JP
                       England
                       Attention:  Francis Mackie and V.G. Southey
                       Telex:  884886 CLYDE G
                       Fax:  01-623-5427

                 (ii)  if to AS&P or any Noteholder, to:

                       Alexander Stenhouse & Partners Ltd.
                       Two South Place
                       London EC2P 2DX
                       Attention:  The Company Secretary
                       Telex:  8813371
                       Fax:  01-588-1680

                       with copies to:

                       Alexander & Alexander Services Inc.
                       1211 Avenue of the Americas
                       New York, New York 10036
                       Attention:  General Counsel
                       Telex:  620303
                       Fax:  (212) 302-1921

                       Alexander & Alexander Europe plc
                       5-10 Bury Street
                       London EC3A 5HL
                       England
                       Attention:  Group Legal Adviser
                       Telex:  882171
                       Fax:  01-623-5022


             7.   Governing Law and Jurisdiction
                  ------------------------------

             (A) This Guarantee shall be governed by and construed in accordance with the laws of England and the Guarantor hereby irrevocably declares and agrees for the exclu-sive benefit of AS&P and the Noteholders that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that accordingly any suit, action or proceeding arising out of or in connection with this Guarantee (in this Clause referred to as "Proceedings") may be brought in such courts.

             (B) Without prejudice to Clause 7(A), the Guarantor further irrevocably declares and agrees that any Proceedings may be brought in the courts of the United States of America located in New York County in the State of New York and submits to the non-exclusive jurisdiction of such courts.

             (C) Nothing contained in this Clause shall limit the right of AS&P or any Noteholder to take Proceedings against the Guarantor in any other court of competent jurisdic-tion, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

             (D) The Guarantor hereby irrevocably waives (and irrevoc-ably declares and agrees that it will not raise) any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause and any claim that any such Proceedings have been brought in an in-convenient forum and further irrevocably declares and agrees that a judgment in any Proceedings brought in any court as is referred to in this Clause shall be conclusive and binding upon the Guarantor and may be enforced in the courts of any other jurisdiction.

             (E) The Guarantor declares and agrees that any writ, judg-ment or other notice of process shall be sufficiently and effectively served on it (a) in connection with Proceedings in New York, if addressed to Paul, Weiss, Rifkind, Wharton & Garrison and delivered to such firm at its offices at 1285 Avenue of the Americas, New York, New York 10019 or such other address for the time being as the Guarantor may have notified to AS&P, (b) if a copy thereof is mailed by registered or certified mail (airmail if overseas), postage pre-paid, return receipt requested, to the address for the time being for the service of notices on the Guarantor under Clause 6, or (c) if served in any other manner permit-ted by law.

                       IN WITNESS WHEREOF this Guarantee has been execut-
             ed by the Guarantor as of the day and year first above writ-ten.

             THE COMMON SEAL OF SPHERE     )
             DRAKE HOLDING PUBLIC LIMITED  )
             COMPANY was hereunto affixed  )
             in the presence of:-          )


                  Director:

                  Secretary:

                                                              EXHIBIT "C"
                                                              -----------






                                OPINION OF CLYDE & CO
                                ---------------------



             Dear Sirs,

                       We have acted as Legal Advisors in England and
             Wales to Sphere Drake Acquisitions (U.K.) Limited (the "Com-pany") and Sphere Drake Holding Public Limited Company (the "Guarantor") with respect to the Note Purchase Agreement (the "Note Purchase Agreement") dated as of October 9, 1987 made between the Company, the Guarantor and yourselves, the Guaranty Agreement dated December 30, 1987 (the "Guaranty Agreement") and the Warrant Agreement (the "Warrant Agree-ment") dated as of October 9, 1987 made between the Company, the Guarantor and yourselves and as such have been entered into in connection with a transaction in which the Company acquired all of the issued share capital of Sphere Drake Insurance Group Public Limited Company. Certain capitalized terms used in this Opinion have the meanings specified in the Note Purchase Agreement.


                       We have participated in the preparation of and
             have examined the documents listed in Schedule 1 hereof (the "Documents") for the purposes of this Opinion. The opinion given is rendered solely in relation to the Laws of England and Wales and no opinion is expressed as to the laws of any other jurisdiction.

                       On the basis of the Guaranty Agreement, the Note
             Purchase Agreement, the Notes, the Warrant Agreement and the Warrant and the assumptions listed in Schedule 2 hereof we are of the opinion that, so far as the laws of England and Wales are concerned:


             1. Each of the Company and the Guarantor is duly incorpor-ated in England and Wales and no winding up order or appointment of a Liquidator, Receiver or Administrative Receiver has been filed on the Companies file at the Companies Registration Office or the Central Registry of Winding-up Petitions with respect to either company.


             2. Each of the Company and the Guarantor has the corporate power to enter into the Guaranty Agreement, the Note







 .

                  Purchase Agreement, the Notes, the Warrant Agreement and the Warrant, as the case may be.


             3. Each of the Company and the Guarantor has taken the necessary corporate action to authorise it to enter into the Guaranty Agreement, the Note Purchase Agree-ment, the Notes, the Warrant Agreement and the Warrant, as the case may be, and to perform its obligations as therein provided for.


             4. The obligations which each of the Company and the Guar-antor will undertake under the Guaranty Agreement, the Note Purchase Agreement, the Notes, the Warrant Agree-ment and the Warrant, as the case may be, constitute valid and legally binding obligations of the Company and the Guarantor, as the case may be, under the laws of England and Wales.


             5.   Save for the approvals and consents specified in clause
                  5.6 of the Note Purchase Agreement there are no other consents or approvals of any United Kingdom governmen-tal authority applicable to the Company or the Guaran-tor generally which are required in connection with their respective entry into the Guaranty Agreement, the Note Purchase Agreement, the Notes, the Warrant Agree-ment or the Warrants, or the performance by them of their obligations thereunder.


             6. No United Kingdom stamp duty (other than nominal duty) is payable in connection with the execution and deliv-ery of the Guaranty Agreement, the Note Purchase Agree-ment, the Notes, the Warrant Agreement or the Warrant.


             7. Save as otherwise provided it is not necessary to reg-ister the Guaranty Agreement, the Note Purchase Agree-ment, the Notes, the Warrant Agreement or the Warrant in any Public Office in the United Kingdom.

                       The above Opinion is subject to the assumptions
             referred to in Schedule 2 and the following reservations:-


             A. Nothing in this opinion is to be taken as indicating that an order for specific performance or an injunction would be available in respect of any of the obligations of the Company or the Guarantor, as the case may be under the Guaranty Agreement, the Note Purchase Agree-ment, the Notes, the Warrant Agreement or the Warrants.


             B. The obligations of the Company or the Guarantor, as the case may be, under the Guaranty Agreement, the Note Purchase Agreement, the Notes, the Warrant Agreement or the Warrant are subject to all laws relating to liqui-dation or insolvency and all other laws affecting cred-itors rights generally.


                  This Opinion is given for the benefit of Alexander
             Stenhouse & Partners Limited as an original party to the Note Purchase Agreement pursuant to clause 4.7 thereof and may not be relied upon by any other person.


                                                    Yours faithfully,





                                                    Clyde & Co.
                                                    -----------

                                      SCHEDULE 1
                                      ----------




                  Documents
                  ---------


             1)   A conformed copy of the Guaranty Agreement.

             2)   A conformed copy of the Note Purchase Agreement.

             3)   A conformed copy of the Warrant Agreement.

             4) The Memorandum and Articles of Association of the Com-pany.

             5) The Memorandum and Articles of Association of the Guar-antor.

             6)   A certificate by the Company Secretary of the Company.

             7) A certificate by the Company Secretary of the Guaran-tor.

             8)        (i)  Copy of the Register of Members of the Com-
                            pany.

                      (ii) Minutes of a Meeting of the Board of Direc-tors of the Company held on 9th October 1987.

                     (iii) Minutes of a Meeting of the Shareholders of the Company.

                      (iv) Written Resolution of the Board of Directors of the Company dated 9th October 1987.

             9)        (i)  Copy of the Register of Members of the Guar-
                            antor.

                      (ii) Minutes of a Meeting of the Board of Direc-tors of the Guarantor held on 9th October 1987.

                      (iv) Minutes of a Meeting of the Shareholders of the Guarantor.

                       (v) Written Resolution of the Board of Directors of the Guarantor dated 9th October 1987.









 .

                                           SCHEDULE 2
                                           ----------

                  Assumptions
                  -----------


             1) That the opinion we have expressed is not overridden or modified by the laws of any other jurisdiction.


             2) That the Documents we have examined have been duly executed and delivered by the parties of record who had appropriate capacity power and authority to enter into such Documents and which are either original or com-plete copies thereof.


             3) That the Governmental or public records or certificates have searched or examined are complete and accurate and do not fail to disclose any material information which had been properly presented for registration.

                                                             EXHIBIT "C2"
                                                             ------------






                                OPINION OF CLYDE & CO
                                ---------------------




             Alexander Stenhouse & Partners Limited,
             145 St. Vincent Street,
             Glasgow,
             Scotland                            [First Credit Call Date]


             Dear Sirs,


                       We have acted as Legal Advisers in England and
             Wales to Sphere Drake Acquisitions (U.K.) Limited (the "Com-pany") and Sphere Drake Holding Public Limited Company (the "Guarantor") with respect to the Note Purchase Agreement (the "Note Purchase Agreement") dated as of October 9, 1987 made between the Company, the Guarantor and yourselves and the Guaranty Agreement dated December , 1987 (the "Guaranty Agreement") made between the Guarantor and yourselves. Certain capitalized terms used in this Opinion have the meanings specified in the Note Purchase Agreement.


                       We have participated in the preparation of and
             have examined the documents listed on Schedule 1 hereof (the "Documents") for the purposes of this Opinion. The opinion given is rendered solely in relation to the Laws of England and Wales and no opinion is expressed as to the laws of any other jurisdiction.


                       On the basis of the Guaranty Agreement, the Note
             Purchase Agreement and the Credit Facility Note and the assumptions listed in Schedule 2 hereof we are of the opin-ion that, so far as the laws of England and Wales are con-cerned:

             1. Each of the Company and the Guarantor is duly incorpor-ated in England and Wales and no winding-up order or appointment of a Liquidator, Receiver, Administrative Receiver or Administrator has been filed on the Com-panies file at the Companies Registration Office or the Central Registry of Winding-up Petitions with respect to either company.







 .

             2. Each of the Company and the Guarantor has the corporate power to enter into the Guaranty Agreement, the Note Purchase Agreement and the Credit Facility Note, as the case may be.


             3. Each of the Company and the Guarantor has taken the necessary corporate action to authorise it to enter into the Guaranty Agreement, the Note Purchase Agree-ment and the Credit Facility Note, as the case may be, and to perform its obligations as provided therein for.


             4. The obligations which each of the Company and the Guar-antor will undertake under the Guaranty Agreement, the Note Purchase Agreement and the Credit Facility Note, as the case may be, constitute valid and legally bind-ing obligations of the Company and the Guarantor, as the case may be, under the laws of England and Wales.


             5. Save for the approvals and consents specified in clause 5.6 of the Note Purchase Agreement there are no other consents or approvals of any United Kingdom gov-ernmental authority applicable to the Company or the Guarantor generally which are required in connection with their respective entry into the Guaranty Agree-ment, the Note Purchase Agreement or the Credit Facil-ity Note, or the performance by them of their obliga-tions thereunder.


             6. No United Kingdom stamp duty (other than nominal duty) is payable in connection with the execution and deli-very of the Agreement, the Note Purchase Agreement or the Credit Facility Note.


             7. Save as otherwise provided it is not necessary to reg-ister the Guaranty Agreement, the Note Purchase Agree-ment or the Credit Facility Note in any Public Office in the United Kingdom.

                       The above Opinion is subject to the assumptions
             referred to in Schedule 2 and the following reservations:


             A. Nothing in this Opinion is to be taken as indicating that an order for specific performance or an injunction would be available in respect of any other obligations of the Company or the Guarantor, as the case may be, under the Guaranty Agreement, the Note Purchase Agree-ment or the Credit Facility Note.


             B. The obligations of the Company or the Guarantor, as the case may be, under the Guaranty Agreement, the Note Purchase Agreement or the Credit Facility Note are subject to all laws relating to liquidation or insol-vency and all other laws affecting creditors rights generally.


                       This Opinion is given for the benefit of Alexander
             Stenhouse & Partners Limited as an original party to the Note Purchase Agreement pursuant to clause 10.8(a)(ii) thereof and may not be relied upon by any other person.


                                                     Yours faithfully,







                                                     Clyde & Co.
                                                     -----------

                                      SCHEDULE 1
                                      ----------


                  Documents
                  ---------


             1)   A conformed copy of the Guaranty Agreement.

             2)   A conformed copy of the Note Purchase Agreement.

             3) The Memorandum and Articles of Association of the Com-pany.

             4) The Memorandum and Articles of Association of the Guar-antor.

             5)   A certificate by the Company Secretary of the Company.

             6) A certificate by the Company Secretary of the Guaran-tor.

             7)        (i)  Copy of the Register of Members of the Com-
                            pany.

                      (ii) Copy of Minutes of a meeting of the Board of Directors of the Company dated 9th October, 1987.

                     (iii) Copy of Minutes of a meeting of the Board of Directors of the Company dated 24th December, 1987.

                      (iv) Copy of Minutes of a meeting of the Share-holders of the Company dated 29th December, 1987.

                       (v) Copy of Minutes of a meeting of the Board of Directors of the Company dated 29th December, 1987.

             8)        (i)  Copy of the Register of the Shareholders of
                            the Guarantor.

                      (ii) Copy of Minutes of a meeting of the Board of Directors of the Guarantor dated 9th October, 1987.

                     (iii) Copy of Minutes of a meeting of the Board of Directors of the Guarantor dated 21st Decem-ber, 1987.

                      (iv) Copy of Minutes of a meeting of the Members of the Guarantor dated 24th December, 1987.

                       (v) Copy of Minutes of a meeting of the Board of Directors of the Guarantor dated 24th Decem-ber, 1987.

                      (vi) Copy of Minutes of a meeting of the Board of Directors of the Guarantor dated 29th Decem-ber, 1987.


                                      SCHEDULE 2
                                      ----------


                  Assumptions
                  -----------


             1) That the opinion we have expressed is not overridden or modified by the laws of any other jurisdiction.

             2) That the Documents we have examined have been duly executed and delivered by the parties of record who had appropriate capacity, power and authority to enter into such Documents and which are either original or com-plete copies thereof.

             3) That the Governmental or public records or certificates we have searched or examined are complete and accurate and do not fail to disclose any material information which had been properly presented for registration.

                                                                EXHIBIT D






             THIS DEED is made the    1987


             B E T W E E N :
             --------------


             (1)  SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED incorporated
                  ----------------------------------------
                  in England and Wales (No. 2136565) whose registered office is at 30 Mincing Lane, London EC3R 7BR ("SDA").


             (2)  S.D SECURITIES LIMITED incorporated in Guernsey whose
                  ----------------------
                  registered office is at 7, New Street, St. Peter's Port, Guernsey ("S.D Securities").


             RECITALS
             --------


             A. Words and expressions defined in Clause 1 of this Deed ("Definitions") bear the same meaning when used in those Recitals.


             B. S.D Securities Limited has been promoted by SD Inves-tors, Inc., a New York corporation and A&A to acquire and hold upon certain trusts:-

                  (a) the Adjustment Rights of SDA under the Share Pur-chase Agreement;

                  (b)  the Senior Note and the Junior Note.


             C. SDA has agreed to grant to S.D. Securities by this Deed rights of option in respect of the Adjustment Rights.


             D. Schedule 1 of this Deed records the trusts upon which S.D Securities will hold, inter alia, the Adjustment Rights upon exercise of the Option.













 .

             NOW IT IS AGREED AND DECLARED as follows:-
             -----------------------------


             1.   DEFINITIONS
                  -----------


             (1) In this Deed the following words and expressions shall bear the following meanings unless the context other-wise requires:


                  "A&A"                         Alexander & Alexander
                                                Services Inc, a Maryland
                                                corporation

                  "A&A (Europe)"                Alexander & Alexander
                                                (Europe) plc incorporated
                                                in Scotland (No. 32111)

                  "the Adjustment Account"      the Adjustment Account
                                                referred to in Section 7
                                                of the Share Purchase
                                                Agreement

                  "the Adjustment Debt"         at any time, the balance
                                                owing by AS&P under the
                                                Adjustment Account

                  "the Adjustment Rights"       all right and interest of
                                                SDA under Section 7 and
                                                the Adjustment Account
                                                including the right to
                                                enforce the provisions of
                                                Section 7 against A&A and A&A
                                                (Europe) as guarantors

                  "the Assigned Rights"         following exercise of the
                                                Option, the rights of the
                                                Trustee as holder of the
                                                Notes and as assignee of
                                                the Adjustment Rights

                  "AS&P" Alexander Stenhouse & Partners Limited incor-porated in Scotland (No.
                                                SC 23477)

                  "the Beneficiaries"           SDA and AS&P and any
                                                person who is at the
                                                material time a Priority
                                                Creditor (and Beneficiary
                                                shall be construed ac-
                                                cordingly)

                  "the Countersigned Notice"    the duplicate Notice of
                                                Exercise countersigned in
                                                accordance with clause
                                                4(2)

                  "this Deed"                   this deed including the
                                                Recitals and Schedules as
                                                from time to time modi-
                                                fied in accordance with
                                                the provisions hereof
                                                including any deed or
                                                document supplemental to
                                                or executed pursuant to
                                                this deed

                  "Disputed Debt"               the amount treated as
                                                such pursuant to
                                                clause 2(5) of Schedule 1

                  "Final Adjustment Date"       31st December, 1994

                  "Final Adjustment Debt"       the cumulative Adjustment
                                                Debt as finally deter-
                                                mined after the Final
                                                Adjustment Date (without
                                                deduction for payments
                                                made on account other
                                                than payments to SDA
                                                pursuant to sub-section
                                                7.9 of Section 7)

                  "Junior Note"                 the Zero Coupon Subordi-
                                                nated Note due 1995 is-
                                                sued by SDA and purchased
                                                by AS&P pursuant to the
                                                Note Purchase Agreement

                  "Loan Note Debt"              at any time the balance
                                                outstanding under the
                                                Notes

                  "the Greater Debt"            whichever is the greater
                                                of the Adjustment Debt
                                                and the Loan Note Debt

                  "the Lower Debt"              whichever is the lesser
                                                of the Adjustment Debt
                                                and the Loan Note Debt

                  "the Net Amount"              the difference between
                                                the Greater Debt and the
                                                Lower Debt

                  "the Notes"                   the Senior Note and the
                                                Junior Note

                  "the Note Purchase Agreement" an Agreement dated as of
                                                9th October 1987 between
                                                SDA (1) and AS&P (2)
                                                relating to the issue of
                                                the Notes by SDA to AS&P

                  "Notice of Disagreement"      shall have the meaning
                                                ascribed in Section 7

                  "Notice of Exercise"          a written notice given by
                                                S.D Securities to SDA in
                                                accordance with Clause
                                                4(1) of this Deed

                  "the Option"                  the rights of option
                                                granted by SDA to S.D
                                                Securities under Clause 2
                                                of this Deed

                  "Priority Creditor"           any person nominated by
                                                SDA as a Priority Credi-
                                                tor under clause 6 of
                                                Schedule 1

                  "Priority Debt"               all monies from time to
                                                time owing (account being
                                                taken, inter alia, of
                                                monies received by way of
                                                dividend in a winding-up
                                                of SDA) by SDA to the
                                                Priority Creditor whether
                                                on account of capital
                                                interest costs or other-
                                                wise in respect of monies
                                                borrowed or other credit
                                                facilities obtained by
                                                SDA to the extent re-
                                                ferred to in clause 6 of
                                                Schedule 1

                  "Provisional Adjustment       the amount treated as
                  Debt"                         such pursuant to clause 2
                                                (4) of Schedule 1 and
                                                references to the cumula-
                                                tive Provision Adjustment
                                                Debt shall be to such
                                                debt as adjusted from
                                                time to time under Sec-
                                                tion 7 (but without de-
                                                duction for any part
                                                thereof which is paid or
                                                is to be treated as paid
                                                other than payment to SDA
                                                pursuant to sub-section
                                                7.9 of Section 7)

                  "SD (Holding)"                Sphere Drake Holding
                                                Public Limited Company

                  "Section 7"                   Section 7 of the Share
                                                Purchase Agreement

                  "Senior Creditors"            creditors of SDA who are
                                                trade or other unsubordi-
                                                nated creditors of SDA
                                                (other than Priority
                                                Creditors to the extended
                                                Priority Debt)

                  "Senior Note"                 the Zero Coupon Senior
                                                Note due 1995 issued by
                                                SDA and purchased by AS&P
                                                pursuant to the Note
                                                Purchase Agreement

                  "solvent"                     shall have the meaning
                                                ascribed in clause 7 of
                                                Schedule 1

                  "the Share Purchase           The Agreement dated as of
                  Agreement"                    9th October 1987 between
                                                AS&P as Seller (1) and
                                                SDA as Buyer (2) for,
                                                inter alia, the sale and
                                                purchase of all the is-
                                                sued shares of Sphere
                                                Drake Insurance Group
                                                Public Limited Company

                  "the Specified Address"       7 New Street, St. Peter's
                                                Port, Guernsey

                  "Trustee"                     S.D Securities and any
                                                other trustee or trustees
                                                of the Assigned Rights
                                                from time to time

                  "the Trusts"                  the Trusts upon which the
                                                Trustee shall hold the
                                                Assigned Rights as a
                                                Schedule 1 of this Deed
                                                as modified or varied
                                                from time to time in
                                                accordance therewith

             (2) Words and expressions defined in the Share Purchase Agreement where the contract admits bear the same mean-ing when used in this Deed.


             (3)  In this Deed where the context admits:-


                  (a) the sign "B.P." shall be construed as references to the currency of the United Kingdom

                  (b) references to any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall be deemed to include, in re-spect of any jurisdiction other than England, references to such action, remedy or method of judicial or other proceedings for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or proceedings described or referred to in this Deed and references to the liquidator of SDA shall include any comparable officer in any jurisdiction


                  (c) references to any document in the "agreed terms" shall be to a document agreed and initialled by the Trustee and the Beneficiaries


                  (d) references to any statute or statutory provisions shall include any statute or statutory provision which amends, extends, consolidates, or replaces the same or which has been amended, extended, consolidated or replaced by the same


                  (e) words importing the singular only shall include the plural and vice versa, words importing a gen-der include every gender and references to persons include bodies corporate or unincorporate


                  (f) words and expressions defined in the Companies Act 1985 shall bear the same meaning when used in this Deed


                  (g) references to any clauses, sub-clauses or para-graphs are to the clauses, sub-clauses and para-graphs of this Deed, references to sub-clauses without other qualification are to sub-clauses of the clause in which the reference appears, refer-ences to paragraphs without other qualification are to paragraphs of the clause (or sub-clause) in which the reference appears


                  (h) references to the claims of Senior Creditors shall in the case of an insolvent winding-up be to such claims as at the date of commencement of the wind-ing-up


                  (i) any headings in this Deed are for convenience only and are not to be used as aids in interpretation.

             2.   GRANT OF OPTION
                  ---------------


                  In consideration of the sum of B.P.1 (receipt of which is hereby acknowledged) SDA hereby grants to the Trustee an option to acquire by assignment the Adjustment
                  Rights upon the terms and conditions of this Deed.


             3.  CONDITION PRECEDENT
                 -------------------


                  Exercise of the Option shall be conditional upon the prior or simultaneous acquisition by the Trustee of all right, title and interest of AS&P as holder of the Senior Note and the Junior Note including the rights of AS&P under the Guarantee Agreement dated as of 9th October 1987 between SD (Holding) (1) and AS&P (2).


             4.  EXERCISE OF OPTION
                 ------------------


             (1) The Option shall be exercisable only by Notice of Exer-cise under the Common Seal of S.D Securities and deli-vered to SDA at the Specified Address.


             (2) SDA shall at the Specified Address acknowledge service of the Notice of Exercise by countersigning a duplicate thereof and delivering the Countersigned Notice to S.D Securities.


             (3) Delivery of the Notice of Exercise in accordance with sub-clause (1) and of the Countersigned Notice in ac-cordance with sub-clause (2) shall operate as an as-signment so as to transfer to the Trustee absolutely all the Adjustment Rights.


             (4) A copy certified by any two directors of S.D Securities as a true copy of the Countersigned Notice shall be conclusive evidence of delivery in accordance with clause 4 (3).

             (5) Notwithstanding such assignment SDA shall remain obliged to perform (and covenants with the Trustee that it will perform) all the obligations of the Buyer under the Share Purchase Agreement in relation to the keeping of accounts records and the Adjustment Schedules and SDA shall deliver copies to the Trustee as the Trustee may require.


             (6) The Trustee shall retain the Countersigned Notice in safe custody at the Specified Address unless and until required to be produced for the protection proof or enforcement of its claim to the Adjustment Debt.


             5.   THE TRUSTS
                  ----------


                  Upon exercise of the Option, the Trustee shall hold (and the Notice of Exercise shall constitute a declara-tion on the part of S.D Securities that it does hold) the Adjustment Rights and all rights under the Senior Note and the Junior Note upon the Trusts.


             6.   STAMP DUTIES
                  ------------


             (1) SDA undertakes to pay United Kingdom stamp duty (if any) payable on this Deed, the Notice of Exercise or the Countersigned Notice.


             (2) The Trustee undertakes with SDA not to bring this Deed, the Notice of Exercise or the Countersigned Notice into the United Kingdom except if advised by English Counsel that the original is required in the United Kingdom to prove the terms of the Deed, the Notice of Exercise or the Countersigned Notice in proceedings then current in the English Courts and that failure to produce the original would jeopardize the Trustee's rights here-under.

             7.  LAW AND JURISDICTION
                 --------------------


                  This Deed shall be construed in accordance with and be governed by English law and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.


                  IN WITNESS WHEREOF this document has been executed as a deed on the above date.

                                      SCHEDULE 1
                                      ----------


             1.   THE TRUSTS
                  ----------


                  The Trustee shall hold the Assigned Rights upon trust to enforce the same and to apply all monies derived there-from in accordance with this Schedule 1.


             2.   THE ADJUSTMENT SCHEDULES:  FINAL AND PROVISIONAL AD-
                  ----------------------------------------------------
                  JUSTMENT DEBT:  DISPUTED DEBT
                  -----------------------------


             (1) The Trustee shall require SDA (or failure which AS&P) to deliver the Trustee copies of the Adjustment Sche-dules prepared in accordance with Section 7 from time to time. The Trustee shall itself be entitled to pre-pare and deliver such Schedules or any of them if SDA fails to deliver them to AS&P as required by Section 7.


             (2) The Final Adjustment Debt shall be calculated by the Trustee on the basis of the Adjustment Schedules (a-mended as appropriate by any arbitrator's determination under sub-section 7 of Section 7) when:-

                  (a) all Adjustment Schedules have been delivered to the Trustee for all Adjustment Dates up to and including the Final Adjustment Date;


                  (b) all disputes concerning items within the Adjust-ment Schedules which are the subject of a Notice of Disagreement have been finally resolved pursu-ant to subsection 7 of Section 7.


             (3) The Trustee shall notify SDA and AS&P in writing of the Trustee's calculation of the Final Adjustment Debt and if neither SDA nor AS&P serves counternotice in writing upon the Trustee within 30 days following service of such notice that it disputes the same the Trustee's calculation shall be final and binding provided that if a manifest error is discovered in the calculation before the Trustee makes any payment on the basis thereof, the Trustee shall on application correct the error. If a counternotice is served and the matter is not resolved within the said 30 day period the matter shall be submitted to and reviewed by an Chartered Accountant (who shall act as an expert and not an arbitrator who shall be selected by the auditors of SDA and AS&P or, if they cannot agree, by the President of the Institute of Chartered Accountants in England and Wales, whose decision shall be final and binding on the parties.


             (4) If after the final determination of each Adjustment Schedule pursuant to sub-section 7 of Section 7 it is demonstrated there to the Trustee that there is a bal-ance in the Adjustment Account in favour of the Buyer under Section 7, the Trustee may notify SDA and AS&P in writing that such balance is to be treated as Provi-sional Adjustment Debt and unless AS&P serves counter-notice in writing upon the Trustee within 30 days fol-lowing service of such notice that it disputes the same the amount so notified shall be treated as Provisional Adjustment Debt for the purposes of the Trusts.


             (5) If it is demonstrated to the Trustee that there are items in an Adjustment Schedule which are either dis-puted by Notice of Disagreement or are not yet capable of final quantification pursuant to Section 7 they shall be treated as Disputed Debt and the Trustees shall notify SDA and AS&P accordingly.


             (6) The Final Adjustment Debt and the Provisional Adjust-ment Debt shall be determined in accordance with the procedure in Section 7 for determining issues raised in a Notice of Disagreement and the Trustee as assignee shall at the request of any Beneficiary (subject to provision of security to the satisfaction of the Trus-tee for all costs occasioned thereby) take reasonable steps to procure such determination.


             (7) For the avoidance of doubt it is hereby declared that the Adjustment Rights are subject to the limitations set out in sub-section 5 of Section 7.

             3.   THE NET AMOUNT (FINAL)
                  ----------------------

             (1)  This clause 3 shall apply only:-

                  (a) when the Final Adjustment Debt has been notified under clause 2(3); and

                  (b) if the Loan Note Debt has not become due and pay-able before the Final Adjustment Date; and

                  (c)  if SDA is solvent at the time of such notification


             (2) The Lower Debt shall be treated for all purposes as if it had been paid to the Trustee in full and the Greater Debt shall be treated for all purposes as if it had been paid to the Trustee to the extent of the amount of the Lower Debt so that:


                  (a) the Trustee shall release and discharge the debtor of the Lower Debt;


                  (b) the Trustee shall release and discharge the debtor of the Greater Debt to the extent of the Lower Debt; and


                  (c) the debtor of the Greater Debt shall remain liable for the Net Amount.


             (3) The Trustee shall (subject to provision of security to the satisfaction of the Trustee for all expenses in-curred in connection therewith) take at the request of any of the Beneficiaries all reasonable steps to collect the Net Amount from the person liable to pay the same.


             (4) The Trustee shall hold the Net Amount or so much there-of as it shall collect (together with recovered costs, charges and interest) to apply the same in the follow-ing order:-

                  (a) to pay thereout any costs and expenses not other-wise reserved, including stamp duties, incurred in the protection, proof and enforcement of the Trus-tee's claim for any part of the Greater Debt and/or the Lower Debt,

                  (b) If the Final Adjustment Debt is the Greater Debt, to pay the Net Amount to SDA absolutely,

                  (c) if the Loan Note Debt is the Greater Debt to pay the Net Amount to AS&P absolutely.

             (5) If after delivery of the Final Adjustment Schedule it appears that the Loan Note Debt will be the Greater Debt but that one or more items in the Final Adjustment Schedule or any preceding Adjustment Schedule is Dis-puted Debt the Trustee may pending resolution of such dispute:

                  (a) require SDA to pay all or any part of the Loan Note Debt which exceeds the undisputed amount of the Adjustment Debt,

                  (b)  retain funds in respect of Disputed Debts, and

                  (c) make payments on account from time to time to AS&P as it may in its absolute discretion think fit.

             4.  ACCELERATION OF NOTES
                 ---------------------

             (1) If for any reason the Notes shall become due and pay-able before the Final Adjustment Date the Trustee shall at the written request (but not otherwise) of either SDA or AS&P or, if SDA is not solvent, at the written request of any of the Beneficiaries (and subject to the provision of security to the satisfaction of the Trus-tee for all expenses in connection therewith) take all reasonable steps to collect the Loan Note Debt includ-ing but not limited to proof in the liquidation for the full amount of the Loan Note Debt and enforcement of any guarantee of SD (Holding) provided that if SDA is
                                                --------
                  then solvent and an amount of Provisional Adjustment Debt has been established pursuant to Section 7:

                  (a) the Trustee shall only collect the amount by which the Loan Note Debt exceeds the Provisional Adjust-ment Debt at that time and the Trustee shall treat the Loan Note Debt as paid by SDA to the extent of the Provisional Adjustment Debt and the Trustee shall treat the Provisional Adjustment Debt as paid by AS&P,

                  (b) if the Provisional Adjustment Debt exceeds the Loan Note Debt the Trustee shall treat the Loan Note Debt as paid in full and the Provisional Adjustment Debt paid by AS&P to the extent of the Loan Note Debt and the Trustee shall take all reasonable steps to collect the balance of the Provisional Adjustment Debt from time to time.

             (2) All monies collected by the Trustee in respect of the Loan Note Debt under this clause 4 (together with re-covered costs, charges and interest) shall be held upon the following trusts:

                  (a) to pay thereout any costs and expenses including stamp duties incurred in the protection proof and enforcement of the Trustee's claims for the Loan Note Debt;

                  (b) to apply the balance collected on the Loan Note Debt in the following order of priority:-

                       (i) in payment of the amount of the Priority Debt (if any) to the extent then due and payable but only against the valid and effective assignment by the Priority Creditor as bene-ficial owner to the Trustee of the rights of the Priority Creditor against SDA in respect of the Priority Debt free from any charge, encumbrance, equity or right of deduction whatsoever,

                      (ii) if the amount of Provisional Adjustment Debt then exceeds the aggregate of (aa) any uncol-lected balance of the Loan Note Debt and (bb) any amount paid to the Priority Creditor under paragraph (i), in payment to SDA of the amount of such excess, in which case the Trustee shall treat the Provisional Adjust-ment Debt as paid by AS&P to the extent of such payment,

                     (iii) if SDA was solvent when notice was served on the Trustee under sub-clause (1) and if the Loan Note Debt then exceeded the Provisional Adjustment Debt, the Trustee shall pay the balance of the monies collected under sub-clause (1)(a) and sub-clause (3) in respect of the Loan Note Debt to AS&P absolutely provided that if there shall be or shall have
                            --------
                            been an increase in the Provisional Adjust-ment Debt at a time when the Trustee still holds any such monies, the Trustee shall first pay the amount of such increase to SDA absolutely and shall only pay to AS&P the balance remaining thereafter and in such event the increase in the Provisional Adjust-ment Debt shall be treated by the Trustee as paid by AS&P to the extent of the payment to SDA.


                  (c) Following application of all monies collected on account of the Loan Note Debt under sub-clause
                       (2), if there shall be a subsequent increase in the cumulative Provisional Adjustment Debt (in-cluding any amount by which the Final Adjustment Debt exceeds the amount last notified by the Trus-tee as Provisional Adjustment Debt) then AS&P shall remain liable to pay such increase in accor-dance with Section 7 and the Trustee shall at the request of SDA (and subject to the provision of security to the satisfaction of the Trustee for all expenses in connection therewith) take all reasonable steps to collect the same until such time as the whole of the Final Adjustment Debt has been collected and/or discharged and/or treated as paid and the Trustee shall hold the same upon trust to pay such balance to SDA absolutely.

             (3) The Trustee shall (subject to the provisions of sub-clause (1)) take all reasonable steps to collect from SDA the amount of the Priority Debt assigned to the Trustee in accordance with sub-paragraph (b) (i) of sub-clause (2) and the monies so collected shall be held upon the trusts set out in paragraphs (b) (ii) and
                  (iii) and paragraph (c) of sub-clause (2) as if all references to monies collected on the Loan Note Debt were to monies collected under this sub-clause (3).

             (4) If SDA was not solvent at the time of service of the written request on the Trustee under clause 4 (1) clause 5 shall apply.


             (5) All monies collected by the Trustee in respect of the Provisional Adjustment Debt shall be held upon trust to pay thereout any costs and expenses not otherwise re-covered including stamp duties incurred in the protec-tion, proof and enforcement of the Trustee's claim for the Provisional Adjustment Debt and thereof for SDA absolutely.


             5.   INSOLVENCY OF SDA:  LIQUIDATION OF AS&P
                  ---------------------------------------

             (1) If SDA shall not be solvent when the Loan Note Debt becomes due and payable or if later when a written request is served on the Trustee under clause 4(1) the provisions of sub-clause (2) to (5) shall apply.

             (2) The Trustee shall at the request of any of the Benefi-ciaries (and subject to the provision of security to the satisfaction of the Trustee for all expenses in connection therewith) take all reasonable steps to collect the full amount of the Loan Note Debt from SDA including but not limited to proof in the liquidation of SDA for the full amount of such Loan Note Debt and the enforcement of any guarantee of SD (Holding).

             (3) All monies collected by the Trustee on account of the Loan Note Debt shall be applied in the following order of priority to the extent not previously done:-

                  (a) in the payment of any costs and expenses including stamp duties incurred in the protection proof and enforcement of the Trustee's claims for the Loan Note Debt;

                  (b) to the Priority Creditor (if any) absolutely the amount of the Priority Debt to the extent then due and payable against the assignment to the Trustee of all rights of the Priority Creditor against SDA in respect of the Priority Debt;

                  (c) if (and only if) the Loan Note Debt exceeds the cumulative Provisional Adjustment Debt (or the Final Adjustment Debt if then established) in the payment to AS&P of :-

                       (i)  the amount of such excess, or

                      (ii) the balance of all monies owing under the Senior Note after deducting the amount paid in respect of the Priority Debt under para-graph (b)

                       whichever shall be the lesser;

                  (d) in the payment to the Senior Creditors by way of distribution amongst them in proportion to their claims against SDA up to the full amount of such claims;

                  (e) if following determination of the Final Adjustment Debt (and only if) the Loan Note Debt is the Greater Debt, in the payment to AS&P absolutely of any amount by which the total payments to AS&P under paragraph (c) and sub-clause (4) fall short of the Net Amount;

                  (f) finally, in the payment of the balance to SDA absolutely.

             (4) Out of any monies received by the Trustee in respect of claims assigned to the Trustee by a Priority Creditor there shall be paid to AS&P (but only if the Loan Note Debt is the Greater Debt) an amount equal to the lesser of:

                  (i) the amount paid by the Trustee in respect of the relevant Priority Debt;

                 (ii) the amount by which the payments to AS&P under sub-clause (3) fall short of the Net Amount.

                  and any balance of such monies shall be paid to those persons specified in and in the order of priority set out in paragraphs (d) and (f) of sub-clause (3).

             (5) If the Final Adjustment Debt is established to be the Lower Debt then the Final Adjustment Debt shall be treated by the Trustee as satisfied in full and AS&P shall have no further liability in respect thereof. If the Final Adjustment Debt is established to be the Greater Debt then AS&P shall be treated by the Trustee as having paid the same to the extent of the Lower Debt plus any amount paid by the Trustee under paragraph
                  (3)(a) but AS&P shall remain liable for the balance of the Net Amount (less monies paid on account), in which case the Trustee shall at the request of any Benefici-ary (and subject to provision of security to the satis-faction of the Trustee for all expenses occasioned thereby) take all reasonable steps to collect the same and any monies collected by the Trustee thereon shall first be applied, in accordance with paragraphs (a) and
                  (b) of sub-clause (3) according to their respective priorities and thereafter any balance shall be paid to SDA absolutely.

                  (6) If AS&P shall be wound up the Trustee shall at the request of SDA (and subject to provision of secu-rity to the satisfaction of the Trustee for all expenses occasioned thereby) prove in the liquida-tion for the full amount of the Adjustment Debt from time to time. All monies received by the Trustee on such proof shall be retained upon trust pending establishment of the Final Adjustment
                       Debt. When such Final Adjustment Debt is estab-lished under the provisions of clause 2 all monies received by the Trustee shall be deemed payments on account of the Final Adjustment Debt and shall:-

                       (a)  first be applied in accordance with paragraph
                            (a) and (b) of sub-clause (3) according to their respective priorities:

                       (b) thereafter be paid to SDA if and to the ex-tent the Final Adjustment Debt (less any amounts paid on account) exceeds the aggre-gate of the total Loan Note Debt and the amounts paid under paragraph (a);

                       (c) otherwise and as to the balance, be paid to AS&P absolutely.

                       In such case

                       (i) the Loan Note Debt shall be treated by the Trustee as discharged to the extent of the Lower Debt;

                      (ii) if the Final Adjustment Debt is the Greater Debt it shall be treated by the Trustee as discharged to the extent of the Lower Debt and if it is the Lower Debt it shall be trea-ted by the Trustee as discharged in its en-tirety.

             6.   PRIORITY CREDITORS
                  ------------------

             (1) Subject to sub-clause (2) SDA may from time to time notify the Trustee and AS&P in writing of the names and addresses of banks or other financial institutions from which SDA has borrowed money or otherwise obtained credit and the persons specified in that notice shall be Priority Creditors in the order of priority as be-tween themselves as notified by SDA or failing notifi-cation of priority ranking pari passu and the monies due to them from time to time in respect of such bor-rowing or other credit shall be Priority Debt for the purposes of this Deed up to but not exceeding B.P.15,000,000.

             (2) No notice under sub-clause (1) shall be effective un-less all persons specified in earlier notices as Prior-ity Creditors give their written consent thereto nor shall any such notice be given after service upon the Trustee of a written request under clause 4(1) or the date when the Notes become due and payable or after the Final Adjustment Date whichever shall be the earliest.

             (3) A Priority Creditor shall cease to be such if he serves notice to that effect upon the Trustee.

             (4) By signature of this Deed SDA hereby notifies the Trus-tee Manufacturers Hanover Trust Company as a Priority Creditor for all purposes of this Deed.

             7.   INSOLVENCY
                  ----------

             (1) SDA shall be deemed solvent for the purpose of this Deed if (and only if) (i) it is able to pay its debts as they fall due and (ii) its assets exceed its liabi-lities (other than its liabilities to persons whose claims are subordinated to the Loan Note Debt).

             (2) SDA may at any time and shall whenever requested by the Trustee (upon the written instruction of AS&P) procure that two directors of SDA or (if SDA is in liquidation) the liquidator of SDA shall give an Officers' Certifi-cate (as defined in the Note Purchase Agreement) as to whether or not SDA is or would in any specified circum-stances be solvent or insolvent within the definition in sub-clause (a) above and in the absence of proven error any such report shall be treated and accepted by the Trustee as correct and sufficient evidence of such fact. In the absence of any such report to the con-trary, it shall be assumed (unless the contrary is proven prior to the date of payment) that SDA is and will immediately after any payment to AS&P be solvent. If a report of two directors of SDA states that SDA is not solvent SDA shall procure that the Auditors (as defined in the Note Purchase Agreement) shall provide, within 30 days of the date of delivery of such report, a report of the Auditors as to whether or not SDA is solvent for the purposes of sub-clause (a) above and such report of the Auditors shall supersede the report of the directors of SDA for all purposes of this Deed.

             8.   PAYMENTS TO SENIOR CREDITORS
                  ----------------------------

                  The trust for distribution amongst the Senior Creditors may be performed by the Trustee by repaying to SDA (or the liquidator thereof) the amount so to be distributed on terms that SDA (or the liquidator thereof) shall distribute the same accordingly and in that event the Trustee shall not be bound to supervise such distribu-tion and (subject as in this Deed otherwise provided) shall receive for distribution to AS&P only such amounts (if any) as shall be available after the claims of all the Senior Creditors shall have been satisfied or provided for in full.

             9.  THE GUARANTOR
                 -------------

             (1) Whenever any part of the Loan Note Debt is for the purposes of the Trusts to be treated as paid by SDA, the Trustee shall treat the Loan Note Debt as dis-charged to that extent for all purposes in connection with the liability of SD (Holding) as guarantor.

             (2) Whenever any part of the Adjustment Debt is for the purposes of the Trusts to be treated by the Trustee as paid by AS&P, the Adjustment Debt shall be treated as discharged to that extent for all purposes in connec-tion with the liability of A&A and A&A (Europe) as guarantors.

             (3) If A&A or A&A (Europe) or SD (Holding) shall be called upon by the Trustee to make any payment as guarantor of the Adjustment Debt or the Loan Note Debt respectively, then to the extent of the respective payments so made (excluding costs) A&A or A&A (Europe) shall be subro-gated to the rights of AS&P under the Trusts and SD

                  (Holding) shall be subrogated to the rights of SDA under the Trusts (as the case may be) but neither A&A nor A&A (Europe) nor SD (Holding) shall thereby become a Beneficiary for the purposes of the Trusts.

             10.  PERPETUITY PERIOD
                  -----------------

                  The period of the Trusts declared by this Deed shall be 21 years following the death of the last surviving child or other descendant now living of Her Majesty Queen Elizabeth the Second.

             11.  DEPOSIT OF MONIES AND INCOME RECEIVED BY TRUSTEE
                  ------------------------------------------------

             (1) Any amounts received by the Trustee in respect of the Assigned Rights and not required to be paid out immedi-ately under this Deed may be placed on current account with any bank. The Trustee need not invest, or invest at interest, such amounts but if any interest or other income is earned on such amounts the Trustee shall hold that interest or income (after paying any taxation in respect of that interest or other income) as monies collected on account of the Loan Note Debt or the Ad-justment Debt according to the source of the monies from which such income is derived.

             (2) Any bank account maintained by the Trustee in connec-tion with these Trusts may be operated by the Trustee or by such two or more persons as the Trustee shall in its discretion determine.

             12.  INVESTMENT AND MANAGEMENT OF AMOUNTS RECEIVED BY THE
                  ----------------------------------------------------
                  TRUSTEE
                  -------

                  In addition to all the powers vested in it by this Deed or by law or otherwise the Trustee shall have the fol-lowing powers:-

             (a)  General
                  -------

                  to exercise all powers of investment, sale, alienation, exchange, partition, mortgage, charging, pledging, leasing, insurance, protection, improvement, disposi-tion and management (and all other powers) of an abso-lute beneficial owner of all monies received by the Trustee pursuant to this Deed and such powers shall not be restricted by any principle of construction but shall operate according to the widest generality of which the foregoing words are capable notwithstanding that certain powers are hereinafter more particularly set forth;

             (b)  Investment
                  ----------

                  to invest or lay out the whole or any part or parts of such monies in the purchase of or at interest upon the security of such stock, funds, shares, securities, foreign currencies, commodities, financial futures or other investments or property or interests or particip-ations therein of whatever nature and situate anywhere in the world and whether involving liability or not and whether producing income or not and whether in posses-sion or reversion or upon such personal or other credit with or without security as the Trustee shall in its absolute discretion think fit and the Trustee shall not be bound to have regard to any requirement for the diversification of investments and it shall not be liable for the consequences of investing or keeping such monies invested in the shares or obligations of a single company;

             (c)  Borrowing
                  ---------

                  to borrow money on such terms and conditions as to interest, repayment and otherwise as it may think fit and whether upon the security of the whole or any part or parts of the Assigned Rights or monies deriving therefrom or upon personal security only and to use such moneys for the purposes of investment or otherwise for any purpose for which money deriving from the As-signed Rights may be used.

             13.  DELEGATION
                  ----------

                  The Trustee shall have power to delegate to any other person or persons at any time for any period and in any manner upon any terms whatever (including provision for reasonable remuneration) all or any of the powers (in-cluding power to delegate) and discretions imposed on or given to the Trustee by this Deed or by law or otherwise without being liable for the acts or defaults of any such delegate or sub-delegate.

             14.  PROFESSIONAL ASSISTANCE
                  -----------------------

                  The Trustee shall have power to employ and pay for such professional or other assistance as it may consider advisable in the discharge of its duties as trustee of the Trusts.

             15.  PAYMENTS AND RECEIPTS
                  ---------------------

                  The Trustee may from time to time in writing authorise such person or persons as the Trustee shall think fit to make any payments and to give receipts and dis-charges for any money or other property payable, trans-ferable or deliverable to the Trustee. Every such receipt or discharge shall be as valid and effective as if such receipt or discharge were given by the Trustee.


             16.  ENFORCEMENT AND TRUSTEE'S INDEMNITY
                  -----------------------------------

             (1) The Trustee shall not be bound to take any steps to enforce any of the Assigned Rights unless it shall have been secured and indemnified to its satisfaction against all liabilities, proceedings, claims and de-mands to which it may be or become liable and all costs, charges and expenses which may be incurred by it in connection therewith but this shall not limit in any way the right of the Trustee to claim costs, damages, expenses and/or interest from any defaulting debtor.

             (2) Subject to sub-clause (1) above, SDA covenants with the Trustee that it will at all times hereafter keep the Trustee fully indemnified and saved harmless against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud or wilful default or negligence on the part of the Trustee.

             17.  MODIFICATION
                  ------------

             (1) The Trustee may from time to time and at any time with-out any consent or sanction of any Beneficiary here-under make any modification to this Deed which in the opinion of the Trustee it may be expedient to make provided that the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of any Beneficiary or to correct a manifest error or where such modification is of a formal, minor or technical nature. Any such modification shall be binding on any Beneficiary.

             (2) The Trusts may be varied or terminated by a deed exe-cuted by all persons who are then Beneficiaries as they shall think fit (including any variation so as to ex-clude Senior Creditors from benefit hereunder).


             18.  PROTECTION OF THIRD PARTIES
                  ---------------------------

                  The production of a written authority of the Trustee given pursuant to clause 15 shall be sufficient protec-tion to any person taking any such receipt or discharge as is mentioned in clause 13 and (unless that person shall have received express notice in writing of the revocation of the authority) he shall be entitled to assume and to act upon the assumption that the author-ity remains unrevoked.

             19.  APPOINTMENT AND REMOVAL OF TRUSTEES
                  -----------------------------------

                  The power of appointment of additional Trustees shall be exercised by the Trustee but:-

                  (a) if SDA shall be placed in liquidation, AS&P shall have the power to appoint and remove Trustees;

                  (b) If AS&P shall be placed in liquidation, SDA shall have the power to appoint and remove Trustees.

             20.  NOTICES
                  -------

                  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed or sent by facsimile transmission. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, as the case may be, or when received in any manner as follows:

                  (i)  If to SDA to:

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Centre Capital Investors L.P.
                       Suite 1025
                       One Rockefeller Plaza
                       New York, New York  10020
                       United States of America

                       Attention:  Lester Pollack
                       Telex:  RCA 222301
                       Fax:  (212) 974-2825 or
                             (212) 489-9655

                       and

                       Sphere Drake Acquisitions (U.K.) Limited
                       c/o Sphere Drake Insurance plc
                       52/54 Leadenhall Street
                       London EC3A 2BJ
                       England
                       Attention:  Ian N. Dean
                       Telex:  935015 Sphere G
                       Fax:  01-481-3828

                       and

                       John C Head III
                       c/o John Head & Partners
                       545 Madison Avenue
                       New York, New York  10022
                       United States of America

                       Telex:  971861
                       Fax:  (212) 715-8641

                       with copies to:

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York  10019
                       United States of America
                       Attention:  Albert P. Hand, Esq.
                       Telex:  WUI 666-843
                       Fax:  (212) 757-3990

                       and

                       Clyde & Co.
                       51 Eastcheap
                       London EC3M 1JP
                       England
                       Attention:  Francis Mackie and
                                   V.C. Southey
                       Telex:  884886 Clyde G
                       Fax:  01-623-5427

                 (ii)  if to AS&P, to:

                       Alexander & Alexander Services Inc.
                       1211 Avenue of the Americas
                       New York, New York  10036
                       United States of America
                       Attention:  General Counsel
                       Telex:  620303
                       Fax:  (212) 302-1921

                       and

                       Alexander Stenhouse & Partners Ltd.
                       Two South Place
                       London EC2P 2DX
                       England
                       Attention:  The Company Secretary
                       Telex:  8813371
                       Fax:  01-588-1680

                       and

                       Alexander & Alexander Europe plc
                       5-10 Bury Street
                       London EC3A 5HL
                       England
                       Attention:  Group Legal Adviser
                       Telex:  882171
                       Fax:  01-623-5022

                       Any party may by notice given in accordance with
             this clause 20 to the other parties designate another ad-dress or person for receipt of notices hereunder.

                (iii)  if to the Trustee to:-

                       7 New Street,
                       St. Peter's Port,
                       Guernsey,
                       (Attention:  Mr Langlois/Mr Beattie)


             21.  GOVERNING LAW
                  -------------

                  The Trusts shall be governed by and construed in accor-dance with English law and the English Courts shall have non-exclusive jurisdiction.



             THE COMMON SEAL of SPHERE     )
             DRAKE ACQUISITIONS (U.K.) LTD )
             is hereunto affixed in the    )
             presence of:-                 )

             THE COMMON SEAL of S.D        )
             SECURITIES LIMITED is hereunto)
             affixed in the presence of:-  )

                       SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED



                          Zero Coupon Senior Notes due 1995
                       Zero Coupon Subordinated Notes due 1995
                            Credit Facility Notes due 1995


                                    Guaranteed by

                     SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY




                               _______________________

                               NOTE PURCHASE AGREEMENT
                               _______________________






                             Dated As of October 9, 1987

                                  TABLE OF CONTENTS


             Section                                                 Page
             -------                                                 ----


             1.  Authorization of Notes  . . . . . . . . . . . . .

             2.  Sale and Purchase of Notes  . . . . . . . . . . .

             3.  Closing . . . . . . . . . . . . . . . . . . . . .

             4.  Conditions to Closing . . . . . . . . . . . . . .

                 4.1    Delivery etc.  . . . . . . . . . . . . . .
                 4.2.   Representations and Warranties . . . . . .
                 4.3.   Performance; No Default  . . . . . . . . .
                 4.4.   Share Purchase Agreement . . . . . . . . .
                 4.5.   The Warrants . . . . . . . . . . . . . . .
                 4.6.   Compliance Certificate . . . . . . . . . .
                 4.7.   Opinion of Counsel . . . . . . . . . . . .

             5.  Representations and Warranties, etc.  . . . . . .

                 5.1.   Organization . . . . . . . . . . . . . . .
                 5.2.   Authority to Execute and Perform
                          Agreements . . . . . . . . . . . . . . .
                 5.3.   Memorandum and Articles of Association . .
                 5.4.   Capitalization . . . . . . . . . . . . . .
                 5.5.   Compliance with Other Instruments, etc . .
                 5.6.   Governmental Consent . . . . . . . . . . .
                 5.7.   Offer of Notes . . . . . . . . . . . . . .
                 5.8.   Disclosure . . . . . . . . . . . . . . . .

             6.  Purchase for Investment . . . . . . . . . . . . .

             7.  Accounting; Financial Statements and Other
                   Information . . . . . . . . . . . . . . . . . .

             8.  Inspection, etc.; Confidentiality . . . . . . . .

             9.  Prepayment of Notes . . . . . . . . . . . . . . .

                 9.1.   Optional Prepayments . . . . . . . . . . .
                 9.2.   Notice of Prepayments; Officers'
                          Certificate  . . . . . . . . . . . . . .
                 9.3.   Surrender, etc.  . . . . . . . . . . . . .

                                                                     Page
                                                                     ----


             10. The Credit Facility . . . . . . . . . . . . . . .

                 10.1.  Loans; Credit Support  . . . . . . . . . .
                 10.2.  Credit Facility Cap  . . . . . . . . . . .
                 10.3.  Notices; Cooperation . . . . . . . . . . .
                 10.4.  Furnishing Support, etc. . . . . . . . . .
                 10.5.  Third Party Unsupported Loans  . . . . . .
                 10.6.  Loans  . . . . . . . . . . . . . . . . . .
                 10.7.  Credit Support . . . . . . . . . . . . . .
                 10.8.  Conditions Precedent . . . . . . . . . . .
                 10.9.  Additional Covenants . . . . . . . . . . .
                 10.10. Additional Events of Default . . . . . . .
                 10.11. Fees and Expenses, Cooperation . . . . . .

             11. Business and Financial Covenants  . . . . . . . .

                 11.1.  Senior Debt  . . . . . . . . . . . . . . .
                 11.2.  Restricted Payments  . . . . . . . . . . .
                 11.3.  Liens, etc.  . . . . . . . . . . . . . . .
                 11.4.  Leases; Leasebacks . . . . . . . . . . . .
                 11.5.  Transactions with Affiliates . . . . . . .
                 11.6.  Subsidiary Stock and Indebtedness  . . . .
                 11.7.  Sale of Assets, etc. . . . . . . . . . . .
                 11.8.  Use of Proceeds  . . . . . . . . . . . . .
                 11.9.  Corporate Existence, etc.; Business  . . .
                 11.10. Payment of Taxes and Claims  . . . . . . .

             12. Events of Default; Acceleration . . . . . . . . .

             13. Remedies on Default, etc. . . . . . . . . . . . .

             14. Definitions . . . . . . . . . . . . . . . . . . .

             15. Exchange and Substitution of Notes  . . . . . . .

                 15.1.  Exchange . . . . . . . . . . . . . . . . .
                 15.2.  Replacement  . . . . . . . . . . . . . . .

             16. Payments on Notes . . . . . . . . . . . . . . . .

             17. Survival of Representations and Warranties  . . .

             18. Amendments and Waivers  . . . . . . . . . . . . .

             19. Suspensory Clause . . . . . . . . . . . . . . . .

             20. Notices, etc. . . . . . . . . . . . . . . . . . .

             21. Miscellaneous . . . . . . . . . . . . . . . . . .

             EXHIBIT A1     --   Form of Zero Coupon Senior Note due 1995

             EXHIBIT A2     --   Form of  Zero  Coupon Subordinated  Note
                                 due 1995

             EXHIBIT A3     --   Form of Credit Facility Note

             EXHIBIT B      --   Form of Guaranty Agreement

             EXHIBIT C1     --   Form of  Opinion of  Solicitors for  the
                                 Company under Section 4.7

             EXHIBIT C2     --   Form of  Opinion of  Solicitors for  the
                                 Company under Section 10.8 (ii)

             EXHIBIT D      --   Form of Deed of Trust

                                 AMENDMENT AGREEMENT
                                 -------------------


                       THIS AMENDMENT AGREEMENT is made August 30, 1988,
             by and among SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED, an English company, SPHERE DRAKE HOLDING PUBLIC LIMITED COM-PANY, an English company, and ALEXANDER STENHOUSE & PARTNERS LTD., a Scottish company.

                       WHEREAS, the parties have entered into a Note
             Purchase Agreement dated as of October 9, 1987 (the "Note Purchase Agreement").

                       NOW THEREFORE, in consideration of the terms and
             conditions set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                       1.  Amendment to Note Purchase Agreement.  The
                           ------------------------------------
             Note Purchase Agreement shall be and hereby is amended in the following respects:

                       (a) By the deletion of Subsection (ii) and Sub-section (iii) of Section 7(b) and the substitution therefor of the following:

                       "(ii)  Within 60 days after the end of each year,
                  preliminary forms of the consolidated balance sheets of the Guarantor and its Subsidiaries and of the Company and its Subsidiaries, and the separate balance sheet of SDI, as at the end of such year and the related consol-idated profit and loss accounts of the Guarantor and its Subsidiaries, the Company and its Subsidiaries and SDI for such fiscal year, setting forth in each case (other than in the cases of consolidated financial statements required to be delivered before December 31,
                  1988) in comparative form the consolidated figures for the previous year, all in reasonable detail accompanied by a report as to the issues at the time open in con-nection with the audit of such financial statements (which report shall indicate a range of amounts af-fected by each such open issue), certified in the case of such financial statements by the Finance Director of the Guarantor, the Company and SDI, as the case may be.


                       "(iii)  Within 135 days of the end of the year
                  such financial statements referred to in clause (ii) above in definitive form and statements of sources and application of funds of the Guarantor and its subsid-iaries, the Company and its Subsidiaries and SDI for such fiscal year accompanied by reports thereon of independent chartered accountants of recognized stand-ing selected by the Guarantor, which reports shall state that such financial statements (x) have been
                                                        -
                  prepared in accordance with standard accounting prac-tice applicable in the United Kingdom, and (y) comply
                                                              -
                  with the Companies Act 1985 and, in the case of SDI, the Companies Act 1985 as it applies to insurance com-panies. As to any year that ends on a Reserve Adjust-ment Date, the date for delivery of the financial statement and of the report referred to in this clause
                  (iii) shall be deferred until a date 30 days after the delivery of the applicable Reserve Adjustment Schedule."

                       (b)  By the deletion of Subsection (i) of Section
             10.2 and the substitution therefor of the following:

                       "the positive balance, if any, of the Adjustment
                  Account on such date, reduced by all amounts by which the Adjustment Account has been increased pursuant to clauses (xii) and (xiv) of section 7.2 of the Share Purchase Agreement (such balance as so reduced is re-ferred to herein as the "Non-Cash Indemnity Balance") to the extent and only to the extent that such balance does not exceed the limits contained in section 7.5 of the Share Purchase Agreement plus the aggregate amount of interest paid and accrued through such date on the Credit Facility Notes;"

                       2.  Note Purchase Agreement.  Except as amended
                           -----------------------
             hereby, the Note Purchase Agreement shall remain in full force and effect.

                       3.  Counterparts.  This Amendment Agreement may be
                           ------------
             executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute but one and the same instrument, which shall be sufficiently evidenced by any one counterpart.

             10931655

                       IN WITNESS WHEREOF, the parties have executed this
             Agreement as of the date first above written.


             SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED



             By:_____________________________________


             SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY,



             By:_____________________________________


             ALEXANDER STENHOUSE & PARTNERS, LTD.



             By:_____________________________________

                       THIS (NOTE PURCHASE AMENDMENT) AGREEMENT AND DEED
                       -------------------------------------------------
             OF CONSENT is made the 14th October 1992
             ----------

             BETWEEN:-
             -------

             (1)  ALEXANDER STENHOUSE & PARTNERS LIMITED No. S.C.23477
                  --------------------------------------
                  whose registered office is at 145 St. Vincents Street, Glasgow, Scotland ("ASPL")

             (2)  SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED No. 2136565
                  ----------------------------------------
                  whose registered office is at 52-54 Leadenhall Street, London EC3 ("SDA")

             (3)  SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY No. 2168083
                  -------------------------------------------
                  whose registered office is at 52-54 Leadenhall Street, London EC3 ("SD Holding")

             (4)  SPHERE DRAKE LIMITED No. 2709527 whose registered of-
                  --------------------
                  fice is at 52-54 Leadenhall Street, London EC3
                  ("SDLTD")

             (5)  S.D. SECURITIES LIMITED incorporated in Guernsey whose
                  -----------------------
                  registered office is at 7 New Street, St Peter's Port, Guernsey ("S.D. Securities")


             RECITALS
             --------

             A. Words and expressions defined in or by clause 1 ("Defi-nitions") bear that meaning when used in these Re-citals.

             B. ASPL is the beneficial owner of certain Notes due 1995 issued by SDA upon and subject to the term and condi-tions of the Note Purchase Agreement.

             C. S.D. Securities is the legal owner of the Notes re-ferred to in Recital B and holds the same upon the trusts constituted by the Trust Deed.

             D. The obligations of SDA under the Notes are guaranteed by SD Holding under and subject to the terms and condi-tions of the Guaranty Agreement.

             E.   SD Holding is the ultimate U.K. holding company of

                  (i)  SDI, which is itself the direct subsidiary of

                 (ii)  SDIG, which is itself the direct subsidiary of

                (iii)  SDA, which is itself the direct subsidiary of SD
                       Holding.

             F. SDLTD wishes, as part of a scheme of reorganisation, to acquire all the issued shares of SD Holding and after-wards to issue new shares to raise monies which will (after deduction of related costs) be lent to SD Hold-ing and onwards within the Group for the purpose of increasing the paid up share capital of SDI.

             G. This Deed supplements and varies the Note Purchase Agreement having regard to the proposed Reorganisation and New Capitalisation.

             H. SD Securities is a party to this Agreement for the sole purpose of providing its consent to the Reorganisation and New Capitalisation.

             NOW THIS DEED WITNESSES as follows:
             -----------------------


             1.  DEFINITIONS
                 -----------

                       1.1 Subject to sub-clause 1.2 and to the opera-tive terms of this Deed, words and expressions defined in the Note Purchase Agreement bear that Meaning when used in this Deed, including without limitation

                       "Affiliate"

                       "Event of Default"

                       "Guaranty Agreement"

                       "Potential Event of Default"

                       "Restricted Payments"

                       "Triggering Event"

             and words used in the Schedule and not otherwise defined herein or in the Note Purchase Agreement have the meaning given to them in the A&A Warrant Amendment Agreement.

                       1.2  In this Agreement:-

             "the A&A Warrant Agreement"     means the Warrant Agreement
                                             made as of October 9, 1987
                                             between SD Holding (1) SDA
                                             (2) and ASPL (3)

             "the A&A Warrant Amendment"     means the Agreement made or
                                             to be made at the same time
                                             as this Agreement between
                                             ASPL (1) SD Holding (2) SDA
                                             (3) and SDLTD (4) amending
                                             the A&A Warrant Agreement

             "Dai-Tokyo (Bermuda)"           means Dai-Tokyo Inter-
                                             national Company Limited, a
                                             Bermudian corporation

             "the draft Articles"            means the draft Articles of
                                             Association of SDLTD deliv-
                                             ered with the A&A Warrant
                                             Amendment marked "WA1"

             "the Group"                     means SD Holding and its
                                             subsidiaries

             "Net Subscription Monies"       means the amount raised by
                                             SDLTD the issue of Con-
                                             vertible Preference Shares
                                             upon New Capitalisation
                                             less all costs attendant on
                                             the Reorganisation and on
                                             such issue

             "the New B Shares"              means the "B" Shares of
                                             SDLTD as defined in the
                                             draft Articles

             "New Capitalisation"            shall have the meaning as-
                                             cribed in Schedule 2

             "Notes" means the Senior Notes and the Subordinated Notes as defined in the Note Pur-chase Agreement and issued by SDA

             "Note Purchase Agreement"       means an Agreement made as
                                             of October 9, 1987 between
                                             ASPL (1) SDA (2) and SD
                                             Holding (3) for the sale of
                                             the Notes by SDA to ASPL as
                                             amended by an Amendment
                                             Agreement made August 30,
                                             1988 between the same par-
                                             ties

             "the Reorganisation"            shall have the meaning as-
                                             cribed in Schedule 1

             "SD Associates"                 means S.D. Associates
                                             Limited, a Bermudian cor-
                                             poration

             "SDI"                           means Sphere Drake Insur-
                                             ance plc

             "SDIG"                          means Sphere Drake Insur-
                                             ance Group plc

             "SD Partners"                   means SD Partners, a

                                             Bermudian partnership which
                                             proposes to register as a
                                             limited partnership with
                                             the name SD Partners L.P.

             2.  INTERPRETATION
                 --------------

                       2.1 In this Deed unless the context (which in-cludes the context of the Note Purchase Agreement) otherwise requires:-

                       (a) words and expressions defined in the Com-panies Act 1985 as amended bear those meanings;

                       (b) reference to the singular includes the plural and vice versa and reference to a gender includes all other genders;

                       (c) reference to a person includes a body cor-porate and an unincorporated association of persons;

                       (d) references to the Note Purchase Agreement include the Notes.

                       2.2 Headings in this Deed are for convenience only and do not affect its interpretation.

             3.  CONSENT TO REORGANIZATION
                 -------------------------

                       3.1 Subject to sub-clause 3.2, ASPL hereby con-sents in so far as such consent may be required under the Note Purchase Agreement to each step in the Reorganisation and in particular agrees that the Reorganisation will not in any respect constitute, and in any event shall be deemed not to constitute, a Triggering Event or an Event of Default or Potential Event of Default or to breach any of the represen-tations covenants or obligations of SDA or SD Holding under the Note Purchase Agreement or the Guaranty Agreement and such consent and agreement shall as from the date hereof constitute an amendment to and become a term of the Note Purchase Agreement.

                       3.2 SDLTD, SDA and SD Holding undertakes with ASPL that no member of the Group shall give any financial assistance in connection with the acquisition by SDLTD of shares under the Reorganisation or with the acquisition of shares in SDLTD under the New Capitalisation.

             4.  CONSENT TO NEW CAPITALISATION
                 -----------------------------

                       4.1 Subject to sub-clause 4.2 and clause 5, ASPL hereby consents in so far as such consent may be required under the Note Purchase Agreement to each step in the New Capitalisation and in particular agrees that the New Capitalisation will not in any respect constitute, and in any event shall be deemed not to constitute, a Triggering Event or an Event of Default or Potential Event of Default or to breach any of the representations covenants or obligations of SDA or SD Holding under the Note Purchase agreement and such consent and agreement shall as from the date hereof constitute an amendment to and become a term of the Note Purchase Agreement.

                       4.2 SDLTD, SD Holding and SDA each undertake with ASPL that the loan and security and other documentation actually used in the Reorganisation and New Capitalisation will not without the prior consent of ASPL differ from the drafts referred to in Schedules 1 and 2 in any respect which affects the interests of ASPL as beneficial owner of the Notes acquired under the Note Purchase Agreement.

                       4.3 Nothing in the Note Purchase Agreement shall operate to prohibit or limit the exercise or enforcement by SDLTD or any member of the Group of its rights under any of the agreements referred to in Schedule 2 even if such exer-cise or enforcement shall result in an Event of Default or Potential Event of Default. In turn, ASPL shall not by this Agreement waive its rights in respect of any such Event of Default or Potential Event of Default or otherwise.

             5.  A&A WARRANT AMENDMENT
                 ---------------------

                       This Agreement is conditional upon execution of
             the A&A Warrant Amendment.

             6.  AMENDMENT OF THE NOTE PURCHASE AGREEMENT
                 ----------------------------------------

                       6.1 The definition of Debt in Section 14 of the Note Purchase Agreement shall be amended with effect from the completion of the New Capitalisation so that there shall be excluded from the definition of Debt:


                       (i) indebtedness for the purchase of goods or services unless and to the extent that payment therefor is not due under the purchase agreement until a date which is more than 90 days after whichever is the later of the date of invoice or the date of supply;

                       (ii) indebtedness under office equipment or motor vehicle leases having an aggregate capital value of less than B.P.300,000;

                       (iii) interest payable accruing under the loan agreement referred to in Schedule 2;

                       6.2 The definition of Lien in Section 14 of the Note Purchase Agreement shall be amended with effect from the New Capitalisation so that there shall be excluded therefrom any interest which would otherwise constitute a Lien if and to the extent it is a security interest for any obligation which is by the express terms of sub-clause 6.1 above excluded from the definition of Debt.

                       6.3  For avoidance of doubt it is agreed that:

                       (i) payments or repayments on account of princi-pal, interest or any other sums under the loan and other agreements referred to in Schedule 2 will not constitute Restricted Payments or a Triggering Event;

                       (ii) with reference to clause 11.1 of the Note
                  Purchase Agreement, that clause is construed so that the New Capitalisation is excluded as being permitted by sub-clause 11.1 (c) for the purposes of the proviso to sub-clause 11.1 (d) whether before or after any Triggering Event and accordingly does not operate to reduce the sum of B.P.15,O00,000 specified therein.

             7.  APPLICATION OF NOTE PURCHASE AGREEMENT
                 --------------------------------------

                       Except as amended hereby, the Note Purchase Agree-
             ment shall remain in full force and effect.

             8.  GENERAL
                 -------

                       8.1 All applicable provisions of the Note Pur-chase Agreement as amended shall apply including in particu-lar Sections 10 ("Notices") and 21 ("Miscellaneous"). No-tices to SDLTD shall be addressed to SDLTD and served at the same address and in the same manner as notices addressed to SD Holding.

                       8.2 SDLTD undertakes with ASPL to procure that the Net Subscription Monies are applied in accordance with paragraphs (b) (c) and (f) of Schedule 2.

             IN WITNESS WHEREOF the parties have executed this document
             ----------------------------------------------------------
             as a Deed on the above date.
             ---------------------------

                                      SCHEDULE 1
                                      ----------


             "the Reorganization" means


                       (a) the adoption by SDLTD of the draft Articles and establishment by SDLTD of the share capital struc-ture set out therein;

                       (b)  the exercise by John Head & Partners L.P.
                  (or its designate) of rights under an agreement made on December 30 1987 between John Head & Partners L.P. and SDH and in consequence the issue by SD Holding (credited as fully paid through capitalisation of the share premium account referred to in (f)) of 612,245 Ordinary Shares;

                       (c)  the acquisition by SDLTD

                            (i)  from SD Partners of all the issued
                       shares of SD Associates in exchange for (aa)
                       24,134,704 SDLTD 25 pence Ordinary Shares and (bb) 2,713,737 New "B" Shares;

                            (ii)  from SD Associates of all the issued B
                       Preference Shares of SD Holding for the sum of B.P.14,000,000 payable in cash;

                            (iii)  from Dai-Tokyo (Bermuda) of all the
                       issued A Preference Shares of SD Holding in ex-change for 3,000,000 A Preference Shares (as de-fined in the draft Articles) of SDLTD;

                            (iv)  from SD Partners and others including
                       John Head & Partners L.P. of each of the issued Ordinary Shares of SD Holding in exchange for one SDLTD 25 pence Ordinary Share;

                       (d) the adoption by SDLTD, subject to Revenue approval, of an approved share option scheme (the New Share Option Scheme) which will provide on certain conditions for the grant of options over SDLTD [10/25] pence Ordinary Shares in replacement for (and so as to extinguish) the rights of holders of existing options over Ordinary Shares in SD Holding;

                       (e) the grant to executives of SDI of options to subscribe at par for 555,826 New "B" Shares;

                       (f) the conversion of the 14,000,000 B Preference Shares in SD Holding then held by SDLTD into 24,134,704 Ordinary Shares in SD Holding of 10 pence each credited as fully paid and ranking pari passu in all respects with the Ordinary Shares of SD Holding currently in issue and the consequent creation of a share premium account of B.P.11,586,529.60;

                       (g) the adoption by SD Holding of Articles of Association in the terms of the draft delivered with this agreement and marked as Appendix "WAA2".

                                      SCHEDULE 2
                                      ----------


                       "New Capitalisation" means


                       (a) the issue by SDLTD to affiliates or others of 9,300,000 Convertible Preference Shares of B.P.1 each at par and of 5,800,000 Convertible Preference Shares of US $1 each at $1 plus the Equalisation Premium, such shares having, inter alia, rights of conversion into ordinary shares of SDLTD in the terms of the draft Articles;

                       (b) the loan in Sterling and United States dol-lars by SDLTD to SD Holding of the Net Subscription Monies upon the terms and conditions of the draft Loan Agreement delivered with the Note Purchase Amendment and marked as Appendix "NPA1" and the creation by SD Holding of security for such loan as contemplated by Appendix NPA1 in the form of the draft security docu-mentation delivered with the Note Purchase Amendment and marked as Appendix "NPA2";

                       (c) the loan in Sterling and United States dol-lars by SD Holding to SDIG of all monies borrowed from SDLTD as described in paragraph (b) upon the terms and conditions of the draft Loan Agreement delivered with the Note Purchase Amendment and marked as Appendix "NPA4" and the creation by SDIG of security for such loan as contemplated by Appendix NPA4 in the form of the draft security documentation delivered with the Note Purchase Amendment and marked as Appendix "NPA5";

                       (d) the giving by SDA of a guarantee in respect of the loan obligations of SDIG to SD Holding in the form of the draft Deed of Guarantee delivered with the Note Purchase Amendment and marked as Appendix "NPA6";

                       (e) the giving by SDA of a guarantee in respect of the loan obligations of SD Holding to SDLTD in the form of the draft Deed of Guarantee delivered with the Note Purchase Amendment;

                       (f) the application by SDIG of the monies bor-rowed from SD Holding as described in paragraph (c) first to meet all attendant costs and charges as con-templated by Appendix NPA4 and secondly by way of sub-scription at par for fully paid ordinary shares in SDI of B.P.1 each;

                       (g) the subordination and regulation of priori-ties of B.P.32,000,000 Unsecured Loan Notes 1995 issued by SDIG to SDA pursuant to a Deed of Priorities between SDLTD, SD Holding, SDA and SDIG in the form of the draft Deed of Priorities delivered with the Note Pur-chase Amendment and named as Appendix "NPA7"

             and for the purposes of paragraph (a) above "Equalisation Premium" means the amount produced by the formula
             (X - US $1) in which X is that amount which will on conversion by SDIG into Sterling on the date of New
             Capitalisation realise the sum of B.P.1.

             THE COMMON SEAL OF
             ALEXANDER STENHOUSE &
             PARTNERS LIMITED
             in the presence of:


             THE COMMON SEAL OF
             SPHERE DRAKE ACQUISITIONS
             [U.K.] LIMITED in the
             presence of:


             THE COMMON SEAL OF
             SPHERE DRAKE HOLDING
             PUBLIC LIMITED COMPANY
             in the presence of:


             THE COMMON SEAL OF
             SPHERE DRAKE LIMITED
             in the presence of:


             THE COMMON SEAL OF
             S.D. SECURITIES LIMITED
             in the presence of:

THIS (NOTE PURCHASE AMENDMENT) AGREEMENT AND DEED OF CONSENT is made the 14 October 1992

BETWEEN:-

(1) ALEXANDER STENHOUSE & PARTNERS LIMITED No. S.C.23477 whose registered office is at 145 St Vincents Street, Glasgow,
     Scotland ("ASPL")

(2) SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED No. 2136565 whose registered office is at 52-54 Leadenhall Street, London EC3
     ("SDA")

(3) SPHERE DRAKE HOLDING PUBLIC LIMITED COMPANY No. 2168083 whose registered office is at 52-54 Leadenhall Street, London EC3 ("SD Holding")

(4) SPHERE DRAKE LIMITED No. 2709527 whose registered office is at 52-54 Leadenhall Street, London EC3 ("SDLTD")

(5) S.D. SECURITIES LIMITED incorporated in Guernsey whose registered office is at 7 New Street, St Peter's Port,
     Guernsey ("S.D. Securities")

RECITALS

A.   Words and expressions defined in or by clause 1
     ("Definitions") bear that meaning when used in these Recitals.

B. ASPL is the beneficial owner of certain Notes due 1995 issued by SDA upon and subject to the terms and conditions of the Note Purchase Agreement.

C. S.D. Securities is the legal owner of the Notes referred to in Recital B and holds the same upon the trusts constituted by the Trust Deed.

D.   The obligations of SDA under the Notes are guaranteed by SD
     Holding under and subject to the terms and conditions of the Guaranty Agreement.

E.   SD Holding is the ultimate U.K. holding company of

      (i) SDI, which is itself the direct subsidiary of

     (ii) SDIG, which is itself the direct subsidiary of

    (iii) SDA, which is itself the direct subsidiary of SD
          Holding.

F. SDLTD wishes, as part of a scheme of reorganisation, to acquire all the issued shares of SD Holding and afterwards to issue new shares to raise monies which will (after deduction of related costs) be lent to SD Holding and onwards within the Group for the purpose of increasing the paid up share capital of SDI.

G.   This Deed supplements and varies the Note Purchase
     Agreement having regard to the proposed Reorganisation and New Capitalisation.

H. SD Securities is a party to this Agreement for the sole purpose of providing its consent to the Reorganisation and New Capitalisation.

NOW THIS DEED WITNESSES as follows:

1.   DEFINITIONS

1.1 Subject to the sub-clause 1.2 and to the operative terms of this Deed, words and expressions defined in the Note
     Purchase Agreement bear that meaning when used in this Deed, including without limitation

          "Affiliate"
          "Event of Default"
          "Guaranty Agreement"
          "Potential Event of Default"
          "Restricted Payments"
          "Triggering Event"

     and words used in the Schedule and not otherwise defined herein or in the Note Purchase Agreement have the meaning given to them in the A&A Warrant Amendment Agreement.

1.2  In this Agreement:-

     "the A&A Warrant         means the Warrant Agreement
     Agreement"               made as of October 9, 1987
                              between SD Holding (1) SDA (2)
                              and ASPL (3)

     "the A&A Warrant         means the Agreement made or to
     Amendment"               be made at the same time as this
                              Agreement between ASPL (1) SD
                              Holding (2) SDA (3) and SDLTD (4)
                              amending the A&A Warrant
                              Agreement

     "Dai-Tokyo (Bermuda)"    means Dai-Tokyo International
                              Company Limited, a Bermudian
                              corporation

     "the draft Articles"     means the draft Articles of
                              Association of SDLTD delivered
                              with the A&A Warrant Amendment
                              marked "WA1"

     "the Group"              means SD Holding and its
                              subsidiaries

     "Net Subscription        means the amount raised by SDLTD
     Monies"                  the issue of Convertible
                              Preference Shares upon New
                              Capitalisation less all costs
                              attendant on the Reorganisation
                              and on such issue

     "the New B Shares"       means the "B" Shares of SDLTD as
                              defined in the draft Articles

     "New Capitalisation"     shall have the meaning ascribed
                              in Schedule 3

     "Notes"                  means the Senior Notes and the
                              Subordinated Notes as defined in
                              the Note Purchase Agreement and
                              issued by SDA

     "Note Purchase           means an Agreement made as of
     agreement"               October 9, 1987 between ASPL (1)
                              SDA (2) and SD Holding (3) for
                              the sale of the Notes by SDA to
                              ASPL as amended by on Amendment
                              Agreement made August 30, 1988
                              between the same parties

     "the Reorganisation"     shall have the meaning ascribed
                              in Schedule 1

     "SD Associates"          means S.D. Associates Limited, a
                              Bermudian corporation

     "SDI"                    means Sphere Drake Insurance
                              plc

     "SDIG"                   means Sphere Drake Insurance
                              Group plc

     "SD Partners"            means SD Partners, a Bermudian
                              partnership which proposes to
                              register as a limited partnership
                              with the name SD Partners L.P.

     "SD Securities"          means S.D. Securities Limited, a
                              Guernsey corporation

2.   INTERPRETATION

2.1 In this Deed unless the context (which includes the context of the Note Purchase Agreement) otherwise requires:-

     (a)  words and expressions defined in the Companies Act
          1985 as amended bear those meanings;

     (b) reference to the singular includes the plural and vice versa and reference to a gender includes all other genders;

     (c) reference to a person includes a body corporate and an unincorporated association of persons;

     (d) references to the Note Purchase Agreement include the Notes.

2.2 Headings in this Deed are for convenience only and do not affect its interpretation.

3.   CONSENT TO REORGANISATION

3.1 Subject to sub-clause 3.2, ASPL hereby consents in so far as such consent may be required under the Note Purchase Agreement to each step in the Reorganisation and in particular agrees that the Reorganisation will not in any respect constitute, and in any event shall be deemed not to constitute, a Triggering Event or an Event of Default or Potential Event of Default or to breach any of the representations covenants or obligations of SDA or SD Holding under the Note Purchase Agreement or the Guaranty Agreement and such consent and agreement shall as from the date hereof constitute an amendment to and become a term of the Note Purchase Agreement.

3.2 SDLTD, SDA and SD Holding undertakes with ASPL that no member of the Group shall give any financial assistance in connection with the acquisition of SDLTD of shares under the Reorganisation or with the acquisition of shares in SDLTD under the New Capitalisation.

4.   CONSENT TO NEW CAPITALISATION

4.1 Subject to sub-clause 4.2 and clause 5, ASPL hereby consents in so far as such consent may be required under the Note Purchase Agreement to each step in the New Capitalisation and in particular agrees that the New Capitalisation will not in any respect constitute, and in any event shall be deemed not to constitute, a Triggering Event or an Event of Default or Potential Event of Default or to breach any of the representations covenants or obligations of SDA or SD Holding under the Note Purchase Agreement and such consent and agreement shall as from the date hereof constitute an amendment to and become a term of the Note Purchase Agreement.

4.2 SDLTD, SD Holding and SDA each undertake with ASPL that the loan and security and other documentation actually used in the Reorganisation and New Capitalisation will not without the prior consent of ASPL differ from the drafts referred to in Schedules 1 and 2 in any respect which affects the interests of ASPL as beneficial owner of the Notes acquired under the Note Purchase Agreement.

4.3 Nothing in the Note Purchase Agreement shall operate to prohibit or limit the exercise or endorcement by SDLTD or any member of the Group of its rights under any of the agreements referred to in Schedule 2 even if such exercise or enforcement shall result in an Event of Default or Potential Event of Default. In turn, ASPL shall not by this Agreement waive its rights in respect of any such Event of Default or Potential Event of Default or otherwise.

5.   A&A WARRANT AMENDMENT

     This Agreement is conditional upon execution of the A&A
     Warrant Amendment.

6.   AMENDMENT OF THE NOTE PURCHASE AGREEMENT

6.1  The definition of Debt in Section 14 of the Note Purchase
     Agreement shall be amended with effect from the completion of the New Capitalisation so that there shall be excluded from the definition of Debt:

      (i) indebtedness for the purchase of goods or services unless and to the extent that payment therefor is not due under the purchase agreement until a date which is more than 90 days after whichever is the later of the date of invoice or the date of supply;

     (ii) indebtedness under office equipment or motor vehicle leases having an aggregate capital value of less than 300,000 pounds;

    (iii) interest payable accruing under the loan agreement referred to in Schedule 2;

6.2 The definition of Lien in Section 14 of the Note Purchase Agreement shall be amended with effect from the New Capitalisation so that there shall be excluded therefrom any interest which would otherwise constitute a Lien if and to the extent it is a security interest for any obligation which is by the express terms of sub-clause 6.1 above excluded from the definition of Debt.

6.3  For avoidance of doubt it is agreed that:

      (i) payments or repayments on account of principal, interest or any other sums under the loan and other agreements referred to in Schedule 2 will not constitute Restricted Payments or a Triggering Event;

     (ii) with reference to clause 11.1 of the Note Purchase Agreement, that clause is construed so that the New Capitalisation is excluded as being permitted by sub-clause 11.1 (c) for the purposes of the proviso to sub-clause 11.1 (d) whether before or after any Triggering Event and accordingly does not operate to reduce the sum of 15,000,000 pounds specified therein.

7.   APPLICABILITY OF NOTE PURCHASE AGREEMENT

     Except as amended hereby, the Note Purchase Agreement shall remain in full force and effect.

8.   GENERAL

8.1 All applicable provisions of the Note Purchase Agreement as amended shall apply including in particular Sections 10 ("Notices") and 21 ("Miscellaneous"). Notices to SDLTD shall be addressed to SDLTD and served at the same address and in the same manner as notices addressed to SD Holding.

8.2  SDLTD undertakes with ASPL to procure that the Net
     Subscription Monies are applied in accordance with paragraphs (b) (c) and (f) of Schedule 2.

IN WITNESS WHEREOF the parties have executed this document as a Deed on the above date.

                         SCHEDULE 1

"the Reorganisation" means

(a) the adoption by SDLTD of the Draft Articles and establishment by SDLTD of the share capital structure set out therein;

(b) the exercise by John Head & Partners L.P. (or its designate) of rights under an agreement made on December 30
     1987 between John Head & Partners L.P. and SDH and in consequence the issue by SD Holding (credited as fully paid through capitalisation of the share premium account referred to in (f)) of 612,245 Ordinary Shares;

(c)  the acquisition by SDLTD

      (i) from SD Partners of all the issued shares of SD
          Associates in exchange for (aa) 24,134,704 SDLTD 25 pence Ordinary Shares and (bb) 2,713,737 New "B"
          Shares;

     (ii) from SD Associates of all the issued B Preference
          Shares of SD Holding for the sum of 14,000,000 pounds payable in cash;

    (iii) from Dai-Tokyo (Bermuda) of all the issued A
          Preference Shares of SD Holding in exchange for 3,000,000 A Preference Shares (as defined in the draft
          Articles) of SDLTD;

     (iv) from SD Partners and others including John Head &
          Partners L.P. of each of the issued Ordinary Shares of SD Holding in exchange for one SDLTD 25 pence Ordinary
          Share;

(d) the adoption by SDLTD, subject to Revenue approval, of an approved share option scheme (the New Share Option Scheme) which will provide on certain conditions for the grant of options over SDLTD [10/25] pence Ordinary Shares in replacement for (and so as to extinguish) the rights of holders of existing options over Ordinary Shares in SD Holding;

(e) the grant to executives of SDI of options to subscribe at par for 555,826 New "B" Shares;

(f) the conversion of the 14,000,000 B Preference Shares in SD Holding then held by SDLTD into 24,134,704 Ordinary Shares in SD Holding of 10 pence each credited as fully paid and ranking pari passu in all respects with the Ordinary Shares of SD Holding currently in issue and the consequent creation of a share premium account of 11,586,529.60 pounds;

(g) the adoption by SD Holding of Articles of Association in the terms of the draft delivered with this Agreement and marked as Appendix "WAA2"

                         SCHEDULE 2

"New Capitalisation" means

(a) the issue by SDLTD to Affiliates or others of 9,300,000 Convertible Preference Shares of 1 pound each at par and of 5,800,000 Convertible Preference Shares of US $1 each at $1 plus the Equalisation Premium, such shares having, inter alia, rights of conversion into ordinary shares of SDLTD in the terms of the draft Articles;

(b) the loan in Sterling and United States dollars by SDLTD to SD Holding of the Net Subscription Monies upon the terms and conditions of the draft Loan Agreement delivered with the Note Purchase Amendment and marked as Appendix "NPA1" and the creation by SD Holding of security for such loan as contemplated by Appendix NPA1 in the form of the draft security documentation delivered with the Note Purchase Amendment and marked as Appendix "NPA2";

(c) the loan in Sterling and United States dollars by SD Holding to SDIG of all monies borrowed from SDLTD as described in paragraph (b) upon the terms and conditions of the draft Loan Agreement delivered with the Note Purchase Amendment and marked as Appendix "NPA4" and the creation by SDIG of security for such loan as comtemplated by Appendix NPA4 in the form of the draft security documentation delivered with the Note Purchase Amendment and marked as Appendix "NPA5";

(d) the giving by SDA of a guarantee in respect of the loan obligations of SDIG to SD Holding in the form of the draft
     Deed of Guarantee delivered with the Note Purchase
     Amendment and marked as Appendix "NPA6";

(e) the giving by SDA of a guarantee in respect of the loan obligations of SD Holding to SDLTD in the form of the draft

     Deed of Guarantee delivered with the Note Purchase
     Amendment;

(f) the application by SDIG of the monies borrowed from SD Holding as described in paragraph (c) first to meet all attendant costs and charges as contemplated by Appendix NPA4 and secondly by way of subscription at par for fully paid ordinary shares in SD1 of 1 pound each;

(g) the subordination and regulation of priorities of 32,000,000 pounds Unsecured Loan Notes 1995 issued by SDIG to SDA pursuant to a Deed of Priorities between SDLTD, SD Holding, SDA and SDIG in the form of the draft Deed of Priorities delivered with the Note Purchase Amendment and named as Appendix "NPA7"

and for the purposes of paragraph (a) above "Equalisation
Premium" means the amount produced by the formula (X - US $1) in which X is that amount which will on conversion by SDIG into Sterling on the date of New Capitalisation realise the sum of 1 pound.


THE COMMON SEAL OF             )
ALEXANDER STENHOUSE &          )      /s/
PARTNERS LIMITED               )
in the presence of:-           )      /s/


THE COMMON SEAL OF             )
SPHERE DRAKE ACQUISITIONS      )      /s/
(U.K.) LIMITED in the          )
presence of:-                  )      /s/

               /s/

               51 Eastcheap
               London EC3  Director


THE COMMON SEAL OF             )
SPHERE DRAKE HOLDING           )      /s/
PUBLIC LIMITED COMPANY         )
in the presence of:            )      /s/

               /s/

THE COMMON SEAL OF             )      /s/
SHPERE DRAKE LIMITED           )
in the presence of:-           )      /s/

               /s/


THE COMMON SEAL OF             )
S.D. SECURITIES LIMITED        )
in the presence of:-           )

               /s/

               Director


               for C.L. SECRETARIES LIMITED

               /s/

               Authorised Signatory